UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EDAP TMS S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Fellow Shareholders,

2025 marked a pivotal year for EDAP, defined by strong execution, accelerating growth, and meaningful progress toward our long-term vision of establishing Focal One® Robotic High-Intensity Focused Ultrasound (HIFU) as a global standard of care. Throughout the year, we remained focused on scaling our core and leading Focal One platform, expanding adoption, and strengthening our position as a market leader in non-invasive therapeutic ultrasound. We also marked an important milestone with the introduction of Focal One i, our most advanced HIFU platform built with increased clinical capabilities and designed to integrate seamlessly with next-generation imaging technologies. The results we achieved reflect both the growing demand for organ-sparing, function preserving treatments and the disciplined execution of our strategic priorities.

Our financial performance in 2025 underscores this momentum. We delivered robust year-over-year growth in our HIFU business, with revenue reaching record levels and becoming the primary driver of overall company performance. This growth was supported by increased system placements, rising procedure volumes, and expanded utilization across key markets, particularly in the United States.

A central highlight of the year was the continued adoption of our Focal One Robotic HIFU platform, alongside early enthusiasm for Focal One i. This next-generation system enables physicians to leverage a wide range of advanced imaging modalities, including PSMA PET, to improve lesion targeting and treatment precision. We expanded our installed base across multiple leading academic institutions, community hospitals, and integrated healthcare systems. These placements reflect not only physician confidence in our technology but also a broader shift toward image-guided focal therapy. As more clinicians gain experience and clinical evidence continues to build, we believe Focal One is moving beyond early adoption toward broader standardization in prostate cancer care.

Equally important has been the growth in patient demand for minimally invasive treatment options. Patients are becoming more informed and are actively seeking therapies that effectively treat disease while preserving quality of life. HIFU addresses this need directly, offering a non-invasive solution with reduced side effects compared to surgery or radiation. The ability to combine precise imaging, enabled by platforms such as Focal One I, with targeted therapy represents a significant advancement in personalized care. This shift in patient preference is reinforcing physician adoption and creating a powerful tailwind for our business, which we expect to continue driving long-term growth globally.

In parallel with our commercial progress, we made important advancements in innovation, regulatory milestones, and clinical development. We continued to invest in expanding the capabilities of our HIFU platform while exploring new indications beyond prostate cancer, including benign prostatic hyperplasia (BPH) and endometriosis. In March 2025, we achieved a significant milestone with the receipt of CE Mark for the treatment of posterior deep infiltrating endometriosis, particularly involving the rectum and surrounding pelvic structures. This approval enables the use of our Focal One Robotic HIFU system as a non-invasive, organ-preserving alternative to conventional surgery, which often involves complex and highly invasive procedures such as surgical bowel resection.

Our strategic focus in 2025 also included refining our business model to prioritize high-growth, high-margin opportunities. We took deliberate steps to reduce emphasis on legacy and non-core activities, allowing us to concentrate resources on scaling our core HIFU business. While this transition impacted certain aspects of our overall revenue mix in the near term, it positions us for more sustainable growth and improved operating leverage in the future. We are confident that this focus will enhance long-term shareholder value.

Looking ahead, we enter 2026 with strong momentum and a clear roadmap for continued growth. Our priorities remain centered on expanding global adoption of Focal One, increasing procedure volumes, advancing new clinical indications, developing increased technology capabilities and strengthening our commercial infrastructure. We are particularly encouraged by the trajectory of our U.S. and EU business units, where increasing utilization and growing reimbursement support are creating a foundation for sustained expansion. We believe that recent regulatory achievements, including our progress in endometriosis, alongside continued innovation in imaging integration, position us to further extend our leadership in non-invasive, precision therapies.

In closing, 2025 was a year of meaningful progress and important milestones for EDAP. We are proud of the achievements of our team and the impact our technology is having on patients and physicians worldwide. While there is still significant opportunity ahead, we believe we are well positioned to lead the ongoing transformation in the treatment of prostate cancer and beyond. On behalf of the entire organization, I thank you for your continued support and confidence in our mission and strategy.

Sincerely,

Ryan Rhodes

Chief Executive Officer

Notice of 2026 Annual General Meeting of Shareholders

To Our Shareholders:

What:	Our 2026 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)
When:	June 26, 2026 at 3.00 PM, local time
Where:	Parc d’Activites la Poudrette-Lamartine, 4/6, rue du Dauphiné, 69120 Vaulx-en-Velin, France
Why:	At this Annual General Meeting, shareholders of EDAP TMS S.A. (the “Company”) will be asked to:

Proposed resolutions within the authority of the Ordinary Shareholders’ Meeting to		Board Recommendation

1.	Renewal of the term of office of Ryan Rhodes as Director;	FOR
2.	Renewal of the term of office of Dr. Lance Willsey as Director;	FOR
3.	Renewal of the term of office of Fran Schulz as Director;	FOR
4.	Renew the term of office of Josh Levine as Director;	FOR
5.	Ratification of the temporary appointment of David Horn as Director decided by the Board of Directors on February 11, 2026;	FOR
6.	Renewal of the term of office of David Horn as Director;	FOR
7.	Approval of the related-person agreements referred to in Article L. 225-38 of the French Commercial Code	FOR
8.	Approval of the statutory financial statements for the fiscal year ended December 31, 2025;	FOR
9.	Approve the consolidated financial statements (US GAAP and IFRS) for the fiscal year ended December 31, 2025;	FOR
10.	Allocation of the results for the fiscal year ended December 31, 2025;	FOR
11.	Renewal of the term of office of AGILI3F as statutory auditor;	FOR
12.	Non-binding advisory vote to approve the compensation for named executive officers of the Company;	FOR
13.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year;	FOR
14.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years;	AGAINST
15.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years;	AGAINST

Proposed resolutions within the authority of the Extraordinary Shareholders’ Meeting		Board Recommendation
16.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with preferential subscription rights for shareholders;

FOR
17.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code);

FOR
18.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights through an offer referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code;

FOR
19.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics;

FOR
20.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics;

FOR
21.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics;

FOR
22.

Delegation of authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the above delegations;

FOR
23.	Delegation of authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets;	FOR
24.

Delegation of authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the proposed Twenty-third resolution;

FOR
25.

Determination of the overall maximum amount applicable to the financial delegations pursuant to the above Resolution 16 through Resolution 24, granted to the Board of Directors to increase the share capital;

FOR
26.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of the European Investment Bank (the “EIB”) or any entity succeeding the EIB in connection with any financing contract;

FOR

27.

Authorization to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders’ subscription rights for the new shares that can be issued;

FOR
28.

Delegation of authority to the Board of Directors to increase the Company’s share capital for the benefit of employees who are members of a company savings plan(s) (plan(s) d’épargne d’entreprise) implemented pursuant to Articles L. 3332-1 et seq. of the French Labor Code;

AGAINST
29.	Approval of amendments to Articles 7 and 8 of the bylaws of the Company (articles related to share capital);	FOR
30.	Approval of amendments to Article 14 of the bylaws of the Company (article related to the Board of Directors);	FOR
31.	Approval of amendments to Article 22 of the bylaws of the Company (article related to the Shareholders’ Meeting); and	FOR
32.	Approval of nonmaterial amendments to the bylaws of the Company.	FOR

Notice is hereby given that the Annual General Meeting of the Company will be held in person on June 26, 2026 at 3:00 pm, local time at the Company’s registered office located at Parc d’Activites la Poudrette-Lamartine, 4/6, rue du Dauphiné, 69120 Vaulx-en-Velin, France. We intend that this notice of the Annual General Meeting and accompanying proxy materials will be first made available to you, as a holder of record of the Company’s Ordinary Shares, on or about May 14, 2026. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares (“ADSs”), each of which represents one Ordinary Share of the Company.

If you are a holder of Ordinary Shares at 2:55 pm, Paris time, on June 26, 2026 (the “ORD Record Date”), you will be eligible to vote on the items to be presented at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. You can change your vote by submitting another properly completed proxy card with a later date (i) by the Annual General Meeting if you choose to (x) grant a proxy to the chairperson of the Annual General Meeting or (y) grant a proxy to another shareholder, your spouse or a partner with whom you are in a civil union, (ii) at any time prior to June 23, 2026 if you choose to vote in advance by mail, or (iii) by attending the Annual General Meeting and voting in person.

If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of Ordinary Shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as of April 29, 2026 (the “ADS Record Date”). If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

Your vote is important. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting, and no matter how many Ordinary Shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

By order of the Board of Directors

Dr. Lance Willsey
Chairman of the Board of Directors

i

SHAREHOLDER RESOLUTIONS FOR THE 2027 ANNUAL GENERAL MEETING OF SHAREHOLDERS	73
INCORPORATION BY REFERENCE	74
OTHER MATTERS	75
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS	76
ANNEX A ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	A-1
ANNEX B ENGLISH TRANSLATION OF US GAAP STATUTORY FINANCIAL STATEMENTS	B-1
ANNEX C IFRS CONSOLIDATED FINANCIAL STATEMENTS	C-1

ii

EDAP TMS S.A.

Parc d’Activites la Poudrette-Lamartine

4/6, rue du Dauphiné

69120 Vaulx-en-Velin, France

PROXY STATEMENT

FOR THE ANNUAL COMBINED

GENERAL MEETING OF SHAREHOLDERS

To Be Held on June 26, 2026

The proxy statement and annual report are available at

https://investor.focalone.com

This proxy statement is being furnished to you by the Board of Directors of EDAP TMS S.A. (the “Company,” “EDAP,” “our,” “us,” or “we”) to solicit your proxy to vote your ordinary shares, nominal value €0.13 per share (“Ordinary Shares”) at our 2026 Annual General Meeting of Shareholders (the “Annual General Meeting”). The Annual General Meeting will be held on June 26, 2026 at 3:00 pm, local time, at Parc d’Activites la Poudrette-Lamartine 4/6, rue du Dauphiné, 69120 Vaulx-en-Velin, France. We intend that this proxy statement and the accompanying proxy card will be first made available on or about May 14, 2026 to holders of our Ordinary Shares. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials on May 14, 2026 to holders of American Depositary Shares as of April 29, 2026 (the “ADS Record Date”), each representing one Ordinary Share, nominal value €0.13 per share (“ADSs”).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements within the meaning of applicable federal securities laws, including Section 27A of the U.S. Securities Act of 1933 (the “Securities Act”) or Section 21E of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”), which may be identified by words such as “believe,” “can,” “contemplate,” “could,” “plan,” “intend,” “is designed to,” “may,” “might,” “potential,” “objective,” “target,” “project,” “predict,” “forecast,” “ambition,” “aim,” “guideline,” “should,” “will,” “estimate,” “expect” and “anticipate,” or the negative of these and similar expressions, which reflect our views about future events and financial performance. Forward-looking statements involve inherent known and unknown risks and uncertainties including matters not yet known to us or not currently considered material by us. Actual events or results may differ materially from those expressed or implied in such forward-looking statements as a result of various factors that may be beyond our control. Factors that could affect future results or cause actual events or results to differ materially from those expressed or implied in forward-looking statements include, but are not limited to:

●	risks associated with the current worldwide inflationary environment, uncertain worldwide economic, political and financial environment, geopolitical instability, climate change impact, pandemic and each of their related impacts on our business operations;
●	the success of our High Intensity Focused Ultrasound (“HIFU”) technology;
●	the uncertainty of market acceptance for our HIFU devices;
●	the clinical and regulatory status of our devices in various geographical territories;
●	the uncertainty in the regulatory agencies review and approval process for any of our devices and changes in their recommendations and guidance;
●	the impact of government regulation, particularly relating to public healthcare systems and the commercial distribution of medical devices;
●	effects of intense competition in the markets in which we operate;
●	the uncertainty of reimbursement status of procedures performed with our products and their level of reimbursement;
●	the market potential for our HIFU devices;
●	dependence on our strategic suppliers and distribution partners;
●	difficulties to attract and recruit high-level experts in software, design, and development of high technology devices such as our HIFU products;
●	any event or other occurrence that would interrupt operations at our primary production facility;
●	reliance on patents, licenses and key proprietary technologies;
●	cybersecurity risks and incidents;
●	product liability risk;
●	risk of exchange rate fluctuations, particularly between the euro and the U.S. dollar and between the euro and the Japanese yen;
●	fluctuations in results of operations due to the cyclical nature of demand for medical devices;

●	risks relating to ownership of our securities; and
●	risks relating to securities litigations involving class actions.

You should also consider the information contained under the caption “Risk Factors” and elsewhere in our U.S. Securities and Exchange Commission (“SEC”) filings and reports, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 25, 2026 (the “2025 Form 10-K”), and in subsequent Quarterly Reports on Form 10-Q as well as future filings and reports. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all. Moreover, forward-looking statements speak only as of the date they are made. Other than required by law, we do not undertake any obligation to update them in light of new information or future developments. These forward-looking statements are based upon information, assumptions and estimates available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward looking statements contained herein. You should read this proxy statement and the documents that we reference in this proxy statement completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

Who is entitled to vote at the Annual General Meeting?

As of April 29, 2026, 37,484,069 Ordinary Shares were outstanding, the majority of which were represented by ADSs.

Holders of record of Ordinary Shares at 2:55 pm, Paris time, on June 26, 2026 (the “ORD Record Date”) will be eligible to vote on the items to be presented at the Annual General Meeting. A holder of ADSs registered in such holder’s name on the books of the Depositary (a “registered holder of ADSs”) as of the ADS Record Date (as defined below) may instruct the Depositary to vote the Ordinary Shares underlying its ADSs, so long as the Depositary receives such holder’s voting instructions by 12:00 p.m., Eastern Time, on June 23, 2026. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) as of the ADS Record Date should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 29, 2026 (the “ADS Record Date”).

What matters will be voted on at the Annual General Meeting and what are the Board of Directors’ voting recommendations?

There are 32 resolutions scheduled to be considered and voted on at the Annual General Meeting:

Proposed resolutions within the authority of the Ordinary Shareholders’ Meeting to		Board Recommendation

1.	Renewal of the term of office of Ryan Rhodes as Director;	FOR
2.	Renewal of the term of office of Dr. Lance Willsey as Director;	FOR
3.	Renewal of the term of office of Fran Schulz as Director;	FOR
4.	Renew the term of office of Josh Levine as Director;	FOR
5.	Ratification of the temporary appointment of David Horn as Director decided by the Board of Directors on February 11, 2026;	FOR
6.	Renewal of the term of office of David Horn as Director;	FOR
7.	Approval of the related-person agreements referred to in Article L. 225-38 of the French Commercial Code	FOR
8.	Approval of the statutory financial statements for the fiscal year ended December 31, 2025;	FOR
9.	Approve the consolidated financial statements (US GAAP and IFRS) for the fiscal year ended December 31, 2025;	FOR
10.	Allocation of the results for the fiscal year ended December 31, 2025;	FOR
11.	Renewal of the term of office of AGILI3F as statutory auditor;	FOR
12.	Non-binding advisory vote to approve the compensation for named executive officers of the Company;	FOR
13.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year;	FOR
14.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years;	AGAINST

Resolutions within the authority of the Extraordinary Shareholders’ Meeting		Board Recommendation
15.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years;	AGAINST
16.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with preferential subscription rights for shareholders;

FOR
17.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code);

FOR
18.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights through an offer referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code;

FOR
19.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics;

FOR
20.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics;

FOR
21.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics;

FOR
22.

Delegation of authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the above delegations;

FOR
23.	Delegation of authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets;	FOR
24.

Delegation of authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the proposed Resolution 23;

FOR
25.

Determination of the overall maximum amount applicable to the financial delegations pursuant to the above Resolution 16 through Resolution 24, granted to the Board of Directors to increase the share capital;

FOR
26.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription

FOR

rights, in favor of the European Investment Bank (the “EIB”) or any entity succeeding the EIB in connection with any financing contract;
27.

Authorization to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders’ subscription rights for the new shares that can be issued;

FOR
28.

Delegation of authority to the Board of Directors to increase the Company’s share capital for the benefit of employees who are members of a company savings plan(s) (plan(s) d’épargne d’entreprise) implemented pursuant to Articles L. 3332-1 et seq. of the French Labor Code;

AGAINST
29.	Approval of amendments to Articles 7 and 8 of the bylaws of the Company (articles related to share capital);	FOR
30.	Approval of amendments to Article 14 of the bylaws of the Company (article related to the Board of Directors);	FOR
31.	Approval of amendments to Article 22 of the bylaws of the Company (article related to the Shareholders’ Meeting); and	FOR
32.	Approval of nonmaterial amendments to the bylaws of the Company.	FOR

We encourage you to read the English translation of the full text of the proposed resolutions, which can be found in Annex A.

Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?

We are distributing our proxy materials to holders of ADSs via the Internet under the “Notice and Access” approach permitted by the rules of the SEC. This approach expedites shareholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. We intend that on or about May 14, 2026, we will make available to ADS holders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and how to vote. If you would prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability for requesting those materials.

If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?

ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The deposit agreement, as amended from time to time (the “deposit agreement”), among the Company, the Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with Uptevia (formerly BNP Paribas Securities Services) as custodian for the Depositary in France under the deposit agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the Ordinary Shares underlying the ADSs. The Depositary’s offices are located at 240 Greenwich Street, New York, New York 10286.

What is the difference between holding ADSs as a beneficial owner through a broker, bank or other nominee, and as a holder of record?

You may hold ADSs either directly or indirectly through your broker or other financial institution. If you hold ADSs directly, as a holder of record, you may instruct the Depositary directly on how to vote the Ordinary Shares underlying your ADSs.

If you hold ADSs indirectly, through a broker, bank or other nominee in “street name”, you must instruct your broker, bank or other nominee how to vote the Ordinary Shares underlying your ADSs and your broker, bank or other nominee will provide voting instructions to the Depositary on your behalf.

From whom will I receive proxy materials for the Annual General Meeting?

If you hold Ordinary Shares registered with our registrar, Uptevia, you are considered the shareholder of record with respect to those Ordinary Shares and you will receive instructions to access the proxy materials from us.

If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive the Notice of Internet Availability and, if requested, other proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the Notice of Internet Availability and, if requested, other proxy materials from your broker, bank or other nominee.

How can I vote my Ordinary Shares or ADSs?

If you hold Ordinary Shares, you have the right to (i) vote at the Annual General Meeting, (ii) vote in advance by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, provided in each case that you are the holder of record of such Ordinary Shares on the ORD Record Date. You may vote at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting. If you would like to submit your proxy card by mail, you must first request a proxy card from Uptevia. The deadline for requesting a proxy card from Uptevia is June 20, 2026. Then, simply mark the proxy card in accordance with the instructions, date and sign, and return it. If you choose to vote by mail, however, your proxy card must be received by Uptevia by June 23, 2026 in order to be taken into account. If you cast your vote by appointing the chairperson of the Annual General Meeting as your proxy, the chairperson of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company, and such other shareholder’s proxy must be received by Uptevia by June 23, 2026 in order to be taken into account.

If you are a holder of ADSs and you are an ADS record holder, you may instruct the Depositary directly how to vote the Ordinary Shares underlying your ADSs. We have been informed by the Depositary that it has set the ADS Record Date for the Annual General Meeting as April 29, 2026. If you hold ADSs through a broker, bank or other nominee in “street name”, you must instruct your broker, bank or other nominee how to vote the Ordinary Shares underlying your ADSs and your broker, bank or other nominee will provide voting instructions to the Depositary on your behalf. If you held ADSs as of the ADS Record Date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 12:00 p.m., Eastern Time, on June 23, 2026, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.

As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you timely provide the Depositary, or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the Ordinary Shares underlying your ADSs in accordance with your instructions.

How will my Ordinary Shares be voted if I do not vote?

If you hold Ordinary Shares and do not (i) vote at the Annual General Meeting, (ii) vote by submitting in advance a proxy card by mail, (iii) grant your voting proxy directly to the chairperson of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.

If you hold Ordinary Shares and you vote in advance by mail, your Ordinary Shares will be treated as abstentions (which will not be counted as a vote “FOR” or “AGAINST”) on any matters with respect to which you did not make a selection.

If you hold Ordinary Shares and grant your voting proxy directly to the chairperson of the Annual General Meeting, your Ordinary Shares will be voted in accordance with the Board of Directors’ recommendations.

How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee or if a matter is subsequently added to the agenda of the Annual General Meeting (including during the Annual General Meeting)?

If you are a registered holder of ADSs and fail to return a voting instruction card to the Depositary by the date established by it for receipt of such voting instructions, or if the Depositary receives an improperly completed or blank voting instruction card, or if the voting instructions included in the voting instruction card are illegible or unclear, then you will be deemed to have instructed the Depositary to vote the Ordinary Shares underlying your ADSs and the Depositary shall vote such Ordinary Shares underlying your ADSs in favor of any resolution proposed or approved by our Board of Directors and against any resolution not so proposed or approved.

If you are a beneficial owner of ADSs and fail to if you do no provide instructions to your broker, bank or other nominee, please refer to the question “What is a broker non-vote?” below.

How will my Ordinary Shares be voted if I grant my proxy to the chairperson of the Annual General Meeting?

If you are a holder of Ordinary Shares and you grant your proxy to the chairperson of the Annual General Meeting, the chairperson of the Annual General Meeting will vote your Ordinary Shares in accordance with the Board of Directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the Board of Directors in proposed Resolutions 1 to 6, “FOR” each of proposed Resolutions 7 to 13, 16 to 27 and 29 to 32, and “AGAINST” proposed Resolutions 14, 15 and 28.

Could other matters be decided at the Annual General Meeting?

At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Annual General Meeting.

Holders of Ordinary Shares:  To address the possibility of another matter being presented at the Annual General Meeting, holders of Ordinary Shares who choose to vote in advance by mail may use their proxy card to (i) grant a proxy to the chairperson of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting (which will not be counted as a vote “FOR” or “AGAINST”) on such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will be voted “AGAINST” such matters.

If a holder of Ordinary Shares chooses to grant a proxy to the chairperson of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairperson of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions.

Holders of ADSs:  Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement, or for which specific voting instructions are not provided by the holder of such ADSs, except that if requested by the Company subject to the terms of the deposit agreement, the Depositary for the ADSs will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying an ADS, including an ADS held through a broker, bank or other nominee, (i) on each proposed resolution included in this proxy statement that is not subject to substantial opposition and (ii) against any new matter that is submitted or existing matter that is amended following the date of this proxy statement (including during the Annual General Meeting). If such discretionary proxy under the foregoing clause (i) is granted to the Company to vote on the proposed resolutions included in this proxy statement, the Company intends to vote in accordance with the Board of Directors’ recommendation proposed on each proposed resolution.

Who may attend the Annual General Meeting?

Holders of record of Ordinary Shares as of the ORD Record Date or their duly appointed proxies, may attend the Annual General Meeting in person. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy card, dating and signing it, and returning the proxy card by regular mail or by presenting evidence of their status as a shareholder at the Annual General Meeting as of the ORD Record Date.

Holders of ADSs will not be able to attend the Annual General Meeting in person.

Holders of Ordinary Shares can obtain directions to the Annual General Meeting by contacting our Legal department by phone at +33 4 72 15 31 50 or by email at Legal@FocalOne.com.

May I attend the Annual General Meeting Virtually?

The Annual General Meeting will not be held virtually. Holders of record of Ordinary Shares as of the ORD Record Date or their duly appointed proxies, may attend the Annual General Meeting in person at the Company’s registered office located at Parc Activite La Poudrette Lamartine, 4/6 Rue du Dauphine, 69120 Vaulx-en-Velin, France.

Can I submit questions to be answered during the Annual General Meeting?

You can submit questions in advance of the Annual General Meeting and, with respect to Holders of record of Ordinary Shares, during the Annual General Meeting. Questions submitted in advance of the Annual General Meeting must be sent to the Company in written form at least four (4) business days prior to the date of the Annual General Meeting. Such questions should be directed to the attention of the Chief Executive Officer of the Company and can be sent either by mail to the Company’s registered office at EDAP TMS S.A., Parc d’Activites La Poudrette Lamartine, 4/6 Rue du Dauphine, 69120 Vaulx-en-Velin, France with acknowledgment of receipt or by email at the following address: Legal@FocalOne.com, in each case, accompanied with proof of a shareholding certificate.

At management’s discretion, proper questions raised in advance of the meeting in accordance with these procedures will be addressed by the Company during the Annual General Meeting.

Can I vote in person at the Annual General Meeting?

If you hold Ordinary Shares as of the ORD Record Date you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.

If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.

Can I change my vote?

Yes. If you are a holder of Ordinary Shares you can change your vote by submitting another properly completed proxy card with a later date (i) by the Annual General Meeting if you choose to (x) grant a proxy to the chairperson of the Annual General Meeting or (y) grant a proxy to another shareholder, your spouse or a partner with whom you are in a civil union, (ii) at any time prior to June 23, 2026 if you choose to vote in advance by mail, or (iii) by attending the Annual General Meeting and voting in person.

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.

What is an “abstention” and how would it affect voting?

With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes in advance by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter. With respect to ADSs, an “abstention” occurs when holder of ADSs sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.

An abstention by a holder of Ordinary Shares will be counted toward the presence of a quorum. Because an abstention from voting is not voted affirmatively or negatively, it will have no effect on the approval of any of the proposed resolutions.

What is a broker non-vote?

A broker non-vote occurs when a broker, bank or other nominee votes on behalf of a beneficial owner for the Annual General Meeting but does not vote on a particular proposed resolution because such broker, bank or other nominee does not have discretionary voting power with respect to that proposed resolution and has not received voting instructions from the beneficial owner.

All Ordinary Shares are held in registered name (in accordance with French law) and only ADSs may be held through a broker, bank or other nominee. If you are a beneficial holder of ADSs and you do not direct your broker on how to instruct the Depositary to vote the Ordinary Shares underlying your ADSs on the proposed resolutions, then the Ordinary Shares underlying your ADSs will not be voted on any proposed resolution on which the broker does not have discretionary authority to provide voting instructions to the Depositary. We believe that all of our proposals are non-routine matters and thus your broker cannot vote the Ordinary Shares represented by your ADSs for which you have not provided voting instructions. Broker non-votes will be considered present for the purposes of establishing a quorum, but will not count as votes cast at the Annual General Meeting.

What are the quorum requirements for the resolutions?

In deciding the proposed resolutions that are scheduled for a vote at the Annual General Meeting, each shareholder as of the record date is entitled to one vote per Ordinary Share. Under our articles of association, in order to take action on the proposed resolutions, a quorum, consisting of the holders of 33 1/3% of the Ordinary Shares entitled to vote, must be present in-person or by proxy. Abstentions and broker non-votes (if any) are treated as Ordinary Shares that are present for purposes of determining the presence of a quorum. If a quorum is not present, the meeting will be adjourned.

What are the voting requirements for the resolutions?

The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee named in proposed Resolutions 1 to 6 and for the approval of each matter described in proposed Resolutions 7 to 15. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee, and the votes cast “FOR” a proposed resolution must exceed the aggregate of the votes cast “AGAINST” that proposed resolution.

For approval of proposed Resolutions 16 through 32, the affirmative vote of two-thirds of the total number of votes cast is required.

Abstentions and broker non-votes (if any) will not count as votes cast on any of the proposed resolutions to be presented at the Annual General Meeting.

Who will count the votes?

Representatives of Uptevia will tabulate the votes and act as inspectors of election.

Who will conduct the proxy solicitation and how much will it cost?

The Company will pay all expenses in connection with the solicitation of proxies for the Annual General Meeting.

We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the Depositary and such intermediaries for their related expenses.

Where can I find the documents referenced in this proxy statement?

The following documents are included in this proxy statement: (i) an English translation of the full text of the proposed resolutions to be submitted to shareholders at the Annual General Meeting, (ii) an English translation of the annual statutory financial statements for the fiscal year ended December 31, 2025, and (iii) the consolidated financial statements for the year ended December 31, 2025, prepared in accordance with International Financial Reporting Standards (“IFRS”). This proxy statement will be accompanied by our annual report for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2025 prepared under U.S. GAAP. The Company’s 2025 Annual Report will be filed with the SEC on May 14, 2026 and will be available on our website at https://investor.focalone.com. In addition, once available, the Report of the Board of Directors and the Management Report will be posted on our website at https://investor.focalone.com and filed with the SEC. Information contained on, or that can be accessed through, any website referenced herein does not constitute a part of this proxy statement. Websites referenced herein are included solely as an inactive textual reference.

You may obtain additional information, which we make available in accordance with French law, by contacting the Company’s Investor Relations department at EDAP TMS S.A., Parc d’Activites La Poudrette Lamartine, 4/6 Rue du Dauphine, 69120 Vaulx-en-Velin, France, or by emailing Legal@FocalOne.com.

Who can I contact if I have questions about voting my Ordinary Shares or ADSs or attending the Annual General Meeting?

If you have any questions about voting your Ordinary Shares or ADSs or attending the Annual General Meeting, please contact the Company by email at Legal@FocalOne.com. .

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of five members. There is one director nominee.

The following table sets forth the names, ages as of May 1, 2026, and backgrounds of the provisionally appointed director subject to shareholder ratification, for each continuing member of the Board of Directors and the director nominee. Since May 1, 2023, we have separated the offices of Chairman of the Board of Directors and Chief Executive Officer.

None of the directors have service contracts with the Company or any of its subsidiaries providing for benefits upon termination of employment (except for those related to Mr. Rhodes’s current position as Chief Executive Officer, as provided under his employment agreement). The provisionally appointed director who is subject to shareholder ratification, three of the four continuing directors and, if appointed, the director nominee, are independent within the meaning of Nasdaq Marketplace Rule 5605(2). The mandate of our directors is a period of two years.

Ryan Rhodes Age: 64 Mandate: 2 years Appointment: August 23, 2023 Expiration: 2026 Chief Executive Officer and Director

Mr. Rhodes was appointed as Chief Executive Officer of the Company in May 2023 and as a member of the Board of Directors in August 2023. He has also served as Chief Executive Officer of EDAP’s U.S. subsidiary since June 2021. Mr. Rhodes has over 30 years of leadership experience in market development in the medical device industry, including 20 years dedicated to medical robotics. Prior to joining EDAP, Mr. Rhodes served as the Chief Executive Officer of Restoration Robotics, a global leader in robotic aesthetic medicine, where he led the company to a successful merger with Venus Concept Inc. in 2019. Prior to Restoration Robotics, Mr. Rhodes spent over 13 years at Intuitive Surgical, the global leader in medical robotics, where he was a key architect of the company’s multi-procedure market focus and development efforts, including the successful launch of the global Urology franchise. Prior to Intuitive Surgical, he spent over 11 years in various management positions in sales, marketing, professional education, and market development at Ethicon Inc., a Johnson & Johnson company. Mr. Rhodes holds a B.A. in Public Administration from San Diego State University. Mr. Rhodes’s director term expires in 2026.

Dr. Lance Willsey Age: 64 Mandate: 2 years Appointment: December 6, 2023 Expiration: 2026 Chairman of the Board

Dr. Lance Willsey, M.S., M.D. joined the Board of Directors in December 2023 and was appointed Chairman of the Board of Directors in September 2024. Dr. Willsey is a urologist who has 36 years of private and public board experience focused in the area of cancer diagnostics and therapeutics. He completed his surgical and urology training at the Massachusetts General Hospital and additional postgraduate training in the Steele Lab, Harvard University and the Dana Farber Cancer Institute. Dr. Willsey is a founding Partner of the healthcare fund DCF Capital. He also served as a director of Exact Sciences from 1999 to 2009 and of Exelixis from 1997 to 2023, and has extensive experience in corporate governance, having served on audit, compensation, finance and scientific advisory committees. Dr. Willsey holds an M.S. and M.D. from Wayne State University. Dr. Willsey’s director term expires in 2026.

Fran Schulz Age: 62 Mandate: 2 years Appointment: June 28, 2024 Expiration: 2026 Director

Fran Schulz joined the Board of Directors in June 2024. Ms. Schulz is a seasoned executive with over 35 years of experience with EY who has spent her career working with large public and emerging private companies in the life sciences industry. Ms. Schulz also has significant experience working on U.S. SEC and International Financial Reporting Standards matters. She is qualified to serve as a financial expert under SEC, NYSE and Nasdaq rules. Ms. Schulz currently also serves as a Board Member of Senti Biosciences and Menlo College. Previously, she served as a Board Member for the National Board of Women in Bio (2013 to 2023) and for the California Life Sciences Industry Association. Ms. Schulz is a licensed certified public accountant (CPA) in California and received her B.S. in Business Administration from Menlo College. Ms. Schulz’s director term expires in 2026.

Josh Levine Age: 65 Mandate: 2 years Appointment: December 19, 2024 Expiration: 2026 Director

Josh Levine joined the Board of Directors in December 2024. From 2012 to 2022, Mr. Levine served as President, Chief Executive Officer, and Director of Accuray Incorporated. Concurrent with his Accuray roles, Mr. Levine served as an independent director from 2018 to 2022 and later as Non-Executive Chairman of the board of Natus Medical from 2022 to 2023. Prior to that, Mr. Levine served as President, Chief Executive Officer, and Board Member of Immucor, Inc. in 2011. From 2004 to 2010, Mr. Levine served as President, Chief Executive Officer and Board Member of Mentor Corporation, where he played an instrumental role in repositioning the company through a strategic transformation. Mr. Levine has completed executive management programs at UCLA Anderson School of Business, Stanford University, and the University of Pennsylvania, and received his bachelor’s degree in communications from the University of Arizona. Mr. Levine’s director term expires in 2026.

David Horn Age: 58 Mandate: 2 years Appointment: February 11, 2026 Expiration: 2026 Provisionally appointed director subject to shareholder ratification

David Horn was appointed as a member of the Board of Directors in February 2026. Mr. Horn has served as President and Chief Financial Officer of Seer, Inc. since 2023, having originally joined the company as Chief Financial Officer in 2020, where he oversees finance and operational functions and works closely with the board and management team on strategic planning, capital markets execution, and long-term value creation. Prior to joining Seer, Mr. Horn spent more than 20 years at Morgan Stanley, where he served as a Managing Director in the Healthcare Investment Banking Group, leading Morgan Stanley’s global Life Science Tools and Diagnostics practice and overseeing the firm’s Western Region Healthcare practice, advising public and private healthcare companies on capital markets transactions, mergers and acquisitions, and strategic initiatives. Earlier in his career, Mr. Horn served as Vice President of Business Development at RITA Medical Systems and previously in the same role at Chemdex Corporation. Mr. Horn holds an A.B. from Princeton University and an M.B.A. from the Stanford University Graduate School of Business. Mr. Horn’s director term expires in 2026.

Family Relationships

There are no family relationships among any of our executive officers, directors or the director nominee.

Board Leadership and Corporate Governance Framework

Dr. Lance Willsey serves as Chairman of the Board of Directors.

Our governance framework provides the Board of Directors with flexibility to select the appropriate board leadership structure for the Company. Our Board of Directors believes that it is in the best interest of the Company and its shareholders for Dr. Willsey to continue to serve as Chairman of the Board of Directors. Dr. Willsey is recognized for his significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead.

Because the Board of Directors currently has an independent chairman, the Board of Directors does not currently utilize a lead independent director.

Although our Chairman and Chief Executive Officer positions are currently separated, our Board of Directors does not have a policy that requires the combination or separation of these roles. Given the dynamic and competitive environment in which we operate, the Board of Directors continues to believe that retaining the flexibility to vary the leadership structure as appropriate based on certain circumstances over time is in the best interests of the Company and its shareholders at this time.

Our corporate governance framework enables our Board of Directors and management to pursue our goals and strategic objectives in seeking to maximize long-term shareholder value. Our Board of Directors has adopted corporate governance guidelines that set forth the role of our Board of Directors, board composition and structure (including independence requirements), board membership criteria, and other governance policies. In addition, our Board of Directors has adopted written charters for its standing committees (audit, compensation, and nomination), as well as certain other policies, as detailed below. The Board of Directors is committed to sound corporate governance, and regularly evaluates its practices to ensure alignment with our strategy and execution and seek opportunities for improvement. Annually, the Board of Directors considers updates to our corporate governance framework based on shareholder feedback, results from the annual general shareholders meeting, the Board of Directors and committees’ self-assessments, governance best practices, and regulatory developments.

Our Corporate Governance Documents
• Articles of association	• Disclosure Controls Policy
• Code of Business Conduct & Ethics	• Clawback Policy
• Corporate Governance Guidelines	• Insider Trading Policy
• Related Party Transactions Policy	• Compensation Committee Charter
• Shareholder Communications Policy	• Audit Committee Charter
• Regulation FD Policy	• Nominations Committee Charter
These documents are available on our website at https://investor.focalone.com/corporate-governance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our directors, officers (including the principal executive officer, principal financial officer and principal accounting officer), employees, consultants, independent contractors and agents. A copy of the Code of Ethics is available on our website at https://investor.focalone.com/corporate-governance. The audit committee is responsible for overseeing the Code of Conduct. Any waiver of any part of the Code of Conduct must be approved by our Chief Executive Officer or Chief Financial Officer, or in the case of officers (as such term is defined in Rule 16a-1(f) of the Exchange Act) and directors, the vote of a majority of the disinterested members of the Board of Directors or audit committee. We expect that any amendments to the Code of Conduct or waivers of its requirements required to be disclosed under the rules of the SEC or Nasdaq will be disclosed on our website.

Insider Trading and Anti-Hedging/Pledging Policies

We have an Insider Trading Policy that provides guidelines with respect to transactions in the securities of the Company and its subsidiaries and the handling of material nonpublic information about the Company and the companies with which the Company has a business relationship or with which the Company is discussing a potential transaction. The Insider Trading Policy applies to any director, officer, employee, associate, or independent contractor or consultant of the Company who receives, directly or indirectly, material nonpublic information about the Company and the companies with which the Company has a business relationship or with which the Company is discussing a potential transaction, or any other person designated by the Company’s General Counsel.

We believe that our Insider Trading Policy is reasonably designed to promote compliance with federal, state and foreign securities laws that prohibit certain persons who are aware of material nonpublic information  about the Company and any company with whom the Company has a business relationship or with whom the Company is discussing a potential transaction from (i) trading in securities of that company; or (ii) providing material nonpublic information  to other persons who may trade on the basis of that information. In addition, with regards to the Company’s trading in its own securities, it is the policy of the Company to comply with applicable U.S. securities laws and exchange listing requirements.

Additionally, our Insider Trading Policy makes clear that all subject persons are prohibited from engaging in hedging or monetization transactions, including those accomplished using financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds.

A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our 2025 Form 10-K, filed with the SEC on March 25, 2026.

Director Independence

Our nominations committee and our Board of Directors have undertaken a review of the independence of the directors using the current standards for “independence” established by Nasdaq and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the responsibilities of a director. As a result of this review, our Board of Directors determined that Mr. David Horn, who was provisionally appointed to the Board of Directors on February 11, 2026 and is subject to ratification by our shareholders at our Annual General Meeting, Dr. Lance Willsey, Ms. Fran Schulz and Mr. Josh Levine, who currently serve on our Board of Directors,are “independent directors” as that term is defined under the applicable rules and regulations of the SEC and Nasdaq. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities, if any. For more information, see “Certain Relationships and Related Transactions-Other Relationships.”

Role of the Board in Risk Oversight

The Board of Directors and its committees has an active role in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Board of Directors is also responsible for overseeing management’s review and implementation of appropriate cybersecurity, privacy and cyber risk mitigation measures, including any to ensure compliance with any applicable laws, rules and regulations.

The Company’s compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The audit committee oversees management of financial risks. The nominations committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

While our Board of Directors oversees our risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks we face.

Board Committees

The Board of Directors has established an audit committee, a compensation committee and a nominations committee, each of which operates pursuant to a separate charter adopted by our Board of Directors. The charters of each of the Company’s board committees and other governance materials can be accessed on our website at https://investor.focalone.com/corporate-governance. The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Exchange Act, and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our Board of Directors only have an advisory role for matters falling into the competence of the Board of Directors under French law and can only make recommendations to our Board of Directors in this respect. As a result, such decisions are made by our Board of Directors taking into account non-binding recommendations of the relevant board committee. In addition, special ad hoc committees of the Board of Directors may be created from time to time to assist the Board of Directors with special projects and other matters, including M&A and other strategic options.

Audit Committee

Membership

The Board of Directors’ audit committee is comprised of the following independent members of the Board: Ms. Fran Schulz, acting as Chairperson of the audit committee and financial expert, Mr. Josh Levine and Mr. David Horn. Our Board of Directors has determined that each member of the audit committee is independent within the meaning of applicable Nasdaq and SEC rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act.

Description and Responsibilities

The primary purpose of the audit committee is to assist the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to:

●	the integrity of the Company’s financial statements;
●	the Company’s compliance with legal and regulatory requirements;
●	the accounting practices and financial reporting processes of the Company;
●	the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting;
●	the independent auditor’s qualifications and independence;
●	the performance of the Company’s internal audit function and independent auditor; and
●	the compliance by the Company with legal and regulatory requirements related to financial reporting.

In addition, the audit committee prepares the report required by the rules of the SEC to be included in this proxy statement.

The audit committee held four meetings in 2025.

Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors, establishment of procedures for complaints made and selection of consultants with respect to its duties. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full Board of Directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. Under French law, our audit committee may only have an advisory role and make recommendations to our Board of Directors for matters falling into the competence of the Board of Directors under French law. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors.

Compensation Committee

Membership

The compensation committee is comprised of the following independent members: Dr. Lance Willsey, Mr. Josh Levine and Ms. Fran Schulz.

Description and Responsibilities

Our compensation committee assists our Board of Directors in reviewing, making recommendations to our Board of Directors regarding, and overseeing matters related to, the compensation of our executive officers and directors, including establishing and overseeing the Company’s compensation philosophy, policies, plans and programs. The compensation committee gathers at least once a year to review the compensation of our Chief Executive Officer and to propose to the Board of Directors any changes to the Chief Executive Officer’s compensation. The Chief Executive Officer is not present when the compensation committee reviews his compensation. The compensation committee operates pursuant to a charter.

The compensation committee held four meetings in 2025.

The principal duties and responsibilities of our compensation committee include, but are not limited to:

●	help the Board of Directors oversee the Company’s compensation policies, plans, and programs with a goal to attract, incentivize, retain and reward top quality executive management, directors and employees;
●	review and make recommendations to the Board of Directors for its determination and approval of the compensation to be paid to the Company’s executive officers and directors;
●	when required, review and discuss with management the Company’s compensation disclosures in the “Compensation Discussion and Analysis” section of the Company’s annual reports, registration statements and proxy statements filed with the SEC;
●	make recommendations and proposals to the Board of Directors in order for the Board of Directors to adopt, amend, terminate, and administer the Company’s equity awards, pension, and profit sharing plans, bonus plans, benefit plans and other similar programs;
●	review and evaluate with the Board of Directors and the Chief Executive Officer the succession plans for the Company’s executive officers and make recommendations to the Board of Directors with respect to the selection of appropriate individuals to succeed these positions; and
●	when required, prepare and review the compensation committee report on executive compensation included in the Company’s annual proxy statement.

The charter for our compensation committee allows the compensation committee, in certain circumstances, to delegate its authority to subcommittees, as appropriate.

The compensation of our executive officers is determined by the Board of Directors, taking into account recommendations from our compensation committee. In the case of executive officers other than our Chief Executive Officer, our Board of Directors also takes into account recommendations from our Chief Executive Officer.

Under French law, we must obtain shareholder approval at a general meeting of shareholders in order to authorize the Board of Directors to grant equity compensation. Generally, we ask shareholders to give our Board of Directors the authority to decide on the specific terms of the grant of equity compensation, within the limits of the shareholders’ authorization.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2025, no member of the compensation committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. During fiscal year 2025, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Company’s Board of Directors or compensation committee.

Nominations Committee

Membership

The nominations committee is comprised of the following independent members: Mr. Josh Levine, Ms. Fran Schulz and Mr. David Horn.

Description and Responsibilities

The nominations committee provides assistance to the Board of Directors by evaluating potential candidates qualified to serve as executive officers or directors on the Board. The nominations committee recommends and proposes to the Board of Directors, executive officers and director candidates to submit to the vote of shareholders at a general meeting and candidates to fill vacancies on the Board.

The nominations committee operates pursuant to a charter, the terms of which apply to the Board of Directors when considering director nominees, including in the evaluation of potential candidates and in recommendations to the Board of Directors prior to submitting the candidates to the vote of shareholders. The principal duties and responsibilities of our nominations committee include, but are not limited to:

●	develop and recommend to the Board of Directors appropriate criteria for the selection of individual director candidates (such as, independence, industry knowledge, fields of expertise, ability to serve as “financial expert,” leadership, diversity, etc.) and executive officers;
●	identify individuals qualified to become members of the Board of Directors;
●	evaluate director candidates in light of appropriate criteria and conduct all necessary and appropriate inquiries into the backgrounds and qualifications of potential candidates;
●	recommend to the Board of Directors director candidates to be presented for shareholder approval and/or to fill vacancies on the Board of Directors;
●	assist the Board of Directors in evaluating director candidates proposed or recommended by shareholders or other stakeholders;

●	make recommendations to the Board of Directors concerning the size and composition of the Board of Directors in order to ensure it has the necessary expertise and composition;
●	assist the Board of Directors in evaluating director independence, conflicts of interest and re-election of current directors;
●	make recommendations to the Board of Directors concerning appointees to be selected by the Board of Directors for service on other committees or removal of any member of any committee;
●	assist the Board of Directors in ensuring adequate succession planning for our executive bodies, in particular, through the establishment of a succession plan for the chairman and Chief Executive Officer so that adequate replacement solutions may be proposed in the event of unplanned vacancies;
●	to review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the nominations committee and other committees of the Board of Directors, director independence and the director nominations process, and to recommend that this disclosure be included in the Company’s proxy statement or annual report on Form 10-K, as applicable;
●	review shareholder proposals and recommend proposed Company responses for inclusion in the proxy statement or otherwise;
●	recommend improvements to the functioning and effectiveness of the Board of Directors;
●	establish and administer a periodic assessment procedure relating to the performance of the Board of Directors as a whole; and
●	assist the Board of Directors with any other related matters it so requests.

Considerations in Evaluating Director Nominees

As set out in the Corporate Governance Guidelines, in evaluating the suitability of individual candidates (both new candidates and current members of the Board of Directors), the nominations committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including:  the desired experience, mix of skills and other qualities to assure appropriate composition, taking into account the current members and the specific needs of the Company and the Board of Directors; experience, knowledge, skills and expertise, which may include experience in management, finance, marketing, accounting, compliance and data privacy and security across a broad range of industries with particular emphasis on the healthcare and medical device industries, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological or global field; varying backgrounds and perspectives, including with respect to professional expertise, age, and gender; personal and professional integrity, character and business judgment; and overall independence, including the independence requirements of the SEC and Nasdaq. In determining whether to recommend a director for re-election, the nominations committee may consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Each year, at the annual meeting of shareholders, the Board of Directors recommends a slate of directors for election by the shareholders. In accordance with the articles of association of the Company, the Board of Directors is also responsible for filling vacancies or newly created directorships on the Board of Directors that may occur between annual meetings of shareholders. The nominations committee is responsible for reviewing and recommending candidates to the entire Board of Directors for membership on the Board of Directors.

Executive Sessions of Non-Management Directors

In order to promote discussion among the non-management directors, regularly scheduled executive sessions (i.e., meetings of non-management directors without management present) are held to review such topics as the non-management directors determine.

Communications with the Board of Directors

The Board of Directors has established a process to facilitate communication between shareholders and other interested parties and our directors. All communications by shareholders and other interested parties can be sent to: General Counsel and Corporate Secretary, by email at Legal@Focalone.com or by mail to the attention of  Chief Executive Officer, EDAP | Focal One, 4410 El Camino Real, Suite 150, Los Altos, CA 94022, USA. Communications are distributed to the Board of Directors or to any specific director(s), as appropriate. Items unrelated to the duties and responsibilities of the Board of Directors or otherwise unsuitable for distribution to the Board of Directors will be redirected.

Directors’ Attendance at Board, Committee and Annual Meetings

The Board of Directors held twelve meetings during 2025. Each incumbent director attended at least 75% of the aggregate of the meetings of the Board of Directors and meetings held by all committees on which such director served during the portion of 2025 in which he or she served.

Directors are invited but not required to attend the annual meeting of shareholders.

Human Capital Management

Our employees are the driving force behind our success, and we are committed to nurturing and investing in our teams. We are proud of our dedicated workforce, which is instrumental in achieving our strategic objectives. In 2025, we continued to enhance our recruitment and retention efforts, with a focus on fostering a culture of inclusion, professional development, and employee wellbeing. Through targeted learning initiatives, leadership development programs, and a competitive compensation and benefits package, we strive to provide an environment where our employees can thrive. As we look ahead, we remain committed to these efforts.

We have never experienced a work stoppage or interruption due to labor disputes. We believe our relations with our employees are good. Our global workforce consists of experienced and highly skilled employees at all levels.

PROPOSED RESOLUTIONS 1 TO 6

ELECTION OF DIRECTORS

General

Pursuant to our articles of association and in accordance with French corporate law, our Board of Directors must be composed of between three and eighteen members. We currently have five directors. All current directors are nominated for reelection. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with the affirmative vote of the majority of votes cast with respect to each proposed resolution. Currently, pursuant to our articles of association, our directors are elected for two-year terms.

Our articles of association provide, in accordance with French law, that any vacancy on our Board of Directors resulting from the death or resignation of a director may be filled by vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders’ meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the Board of Directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the shareholders’ general meeting following such election by the Board of Directors. In the event the Board of Directors is composed of less than three directors as a result of vacancies, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors in order for there to be at least three directors serving on the Board of Directors at any given time, in accordance with French law.

The following table sets forth information regarding the provisionally appointed director subject to ratification by our shareholders at the Annual General Meeting, each continuing director, as of May 1, 2026.

				Term
				Expiration
Name	Age	Current Position	Director Since	Year
Ryan Rhodes	64	Chief Executive Officer and Director	2023	2026
Dr. Lance Willsey	64	Chairman of the Board	2023	2026
Fran Schulz	62	Director	2024	2026
Josh Levine(1)	65	Director	2024	2026
David Horn(2)	58	Provisionally Appointed Director Subject to Shareholder Ratification	2026	2026
(1)	Mr. Levine was appointed by the Board of Directors effective December 19, 2024, for the remainder of Mr. Oczachowski’s term of office, expiring in 2026.
(2)	Mr. Horn was appointed by the Board of Directors effective February 11, 2026, for the remainder of Mr. French’s term of office, expiring in 2026. Mr. French was appointed by the Board of Directors effective February 27, 2025, for the remainder of Mr. Beysson’s term of office, expiring in 2026.

Ratification of the Provisional Appointment of Mr. David Horn as Director

The shareholders are being asked to ratify the provisional appointment by the Board of Directors of Mr. David Horn, who was appointed to the Board of Directors effective February 11, 2026, to fill the vacancy created by Mr. Glen French’s resignation. Mr. Horn currently serves as a director on our Board of Directors. If his provisional appointment is ratified, Mr. Horn will serve as a director until the Annual General Meeting.

Director Nominees

The Board of Directors, based on the recommendation of the nominations committee, has recommended that Mr. David Horn, subject to his provisional appointment to the Board of Directors being ratified by the shareholders at the Annual General Meeting, be renewed as a director; that Mr. Ryan Rhodes, Dr. Lance Willsey, Ms. Fran Schulz and Mr. Josh Levine be renewed as directors at the Annual General Meeting.

Each of the nominees for director to be renewed at the Annual General Meeting currently serves as a director of the Company.

Each director elected or renewed at the Annual General Meeting will hold office until the 2028 Annual General Meeting (until the close of the general meeting called in 2028 to approve the financial statements for the year ended December 31, 2027).

Given the unique and indispensable skills and expertise, and the dedication and value that each of Mr. Rhodes, Dr. Willsey, Ms. Schulz, Mr. Levine and Mr. Horn bring to our Board of Directors, we request that, pursuant to proposed Resolutions 1 through 6, you approve:

●	the renewal of the term of office of Mr. Rhodes;
●	the renewal of the term of office of Dr. Willsey;
●	the renewal of the term of office of Ms. Schulz;
●	the renewal of the term of office of Mr. Levine;
●	the ratification of the provisional appointment of Mr. Horn as a Director to replace Mr. French, who resigned; and
●	the renewal of the term of office of Mr. Horn.
●	For the full text of proposed Resolutions 1 to 6, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTIONS 1 TO 6.

2025 DIRECTOR COMPENSATION

The following table and related footnotes show the compensation paid to our non-employee directors during 2025 in their capacities as directors of EDAP. Mr. Rhodes, who served as our Chief Executive Officer and as a member of the Board of Directors during 2025, is not included in this table, as he was not entitled to director compensation due to his service as an executive officer of the Company. The compensation received by Mr. Rhodes for 2025 is described under the section titled “Executive Compensation”.

	Fees Earned or			All Other
	Paid in Cash	Stock Awards	Option Awards	Compensation	Total
Name	($)(1)	($)	($)(2)	($)	($)
Dr. Lance Willsey	72,050	—	218,400	—	290,450
Fran Schulz	61,133	—	—	—	61,133
Joshua H. Levine	40,406	—	—	—	40,406
Glen E. French	31,042	—	—	—	31,042
(1)	Each of the directors received his or her cash fees in the form of USD. The amounts for each director are shown in USD using a foreign currency exchange rate of EUR 1 to USD 1.10, EUR 1 to USD 1.17, EUR 1 to USD 1.17 and EUR 1 to USD.1.16 for the first, second, third and fourth quarterly installments, respectively. Mr. French only received fees for the portion of 2025 during which he served as a director.
(2)	Represents the aggregate grant date fair value of option awards granted, computed in accordance with Financial Accounting Standards Board Codification Topic 718, Compensation--Stock Compensation, or ASC 718. The value of stock options reported is based on the Black-Scholes option pricing model. See Note 18 to the consolidated financial statements included in the 2025 Form 10-K regarding assumptions underlying the valuation of option awards. As of December 31, 2025, Dr. Willsey was the only non-employee director who held outstanding equity awards (280,000 stock options).

Our non-employee directors receive compensation for their service on the Board of Directors. Directors who are employees of the Company do not receive any additional compensation for service on our Board of Directors.

We provide all of our non-employee directors with an annual cash retainer. For 2025, the amount of the annual cash retainer was EUR 45,000 which was paid to each director in USD, in quarterly installments. In addition, the following Board positions received the following additional annual fees (paid in USD and in quarterly installments): Chairman of the Board, EUR 25,000; Audit Committee Chair, EUR 18,000; and Audit Committee member, EUR 7,000.

In addition, because French law does not permit non-employee directors to receive equity compensation except for the Chairman of the Board of Directors, only Dr. Willsey received equity compensation in 2025 in the form of a stock option grant. Dr. Willsey’s stock option grant typically vests one-sixth on the six-month anniversary of the date of grant and the remainder becomes exercisable on a monthly basis through the third anniversary of the date of grant. The Company does not grant equity awards to non-employee directors on an annual basis, but when they are granted, they are typically granted following the Board of Directors approving annual accounts.

EXECUTIVE OFFICERS

Senior Management

The following table sets forth the name, age and position of each of our executive officers as of May 1, 2026 (the “Senior Management”). The Senior Management listed below have entered into employment agreements with us or our subsidiaries (which permit the employee to resign subject to varying notice periods).

Name	Position
Ryan Rhodes Age: 64

Chief Executive Officer of EDAP TMS S.A.
Member of the Board of Directors
Chief Executive Officer of EDAP Technomed Inc.

Mr. Rhodes was appointed as Chief Executive Officer of the Company in May 2023 and as a member of the Board of Directors in August 2023. He has also served as Chief Executive Officer of EDAP’s U.S. subsidiary since June 2021. Mr. Rhodes has over 30 years of leadership experience in market development in the medical device industry, including 20 years dedicated to medical robotics. Prior to joining EDAP, Mr. Rhodes served as the Chief Executive Officer of Restoration Robotics, a global leader in robotic aesthetic medicine, where he led the company to a successful merger with Venus Concept Inc. in 2019. Prior to Restoration Robotics, Mr. Rhodes spent over 13 years at Intuitive Surgical, the global leader in medical robotics, where he was a key architect of the company’s multi-procedure market focus and development efforts, including the successful launch of the global Urology franchise. Prior to Intuitive Surgical, he spent over 11 years in various management positions in sales, marketing, professional education, and market development at Ethicon Inc., a Johnson & Johnson company. Mr. Rhodes holds a B.A. in Public Administration from San Diego State University.

Kenneth S. Mobeck Age: 55

Chief Financial Officer of EDAP TMS S.A.

Mr. Mobeck was appointed as the Company’s Chief Financial Officer in January 2024. Prior to that position, he held the position of Chief Financial Officer of EDAP’s U.S. subsidiary since joining the company in December 2022. Mr. Mobeck is a seasoned corporate and operational finance executive with extensive experience in MedTech and technology organizations leading finance and administrative functions. Prior to joining EDAP, Mr. Mobeck served as Vice President of Finance and Investor Relations at medical device manufacturer Accuray Inc., a leading global radiation therapy company. During his tenure, he was responsible for driving several key initiatives tied to improving the company’s operating performance and strategic growth objectives. Before Accuray, he spent over two decades in positions with increasing levels of responsibility at Lumentum, Silicon Graphics, Hewlett Packard, KLA, and Intel Corporation. Mr. Mobeck holds an MBA and a BSC in Finance from the Leavey School of Business at Santa Clara University.

Name	Position
François Dietsch Age: 50

Chief Accounting Officer of EDAP TMS S.A.

Accounting Officer in January 2024. Prior to that position, Mr. Dietsch held the position of Chief Financial Officer of the Company since July 2015. Mr. Dietsch joined EDAP in 2005 as Internal Audit and Consolidation Manager and in 2012 was promoted to Group Financial Control Manager and Finance Manager of EDAP’s French subsidiary. Prior to joining EDAP, he held finance positions at Valeo, a leading global supplier of components and systems to the automotive industry. He holds master’s degrees in Management and Corporate Finance from the University of Paris Dauphine.

Steven Annen Age: 62

Sr. Vice President, Marketing & Product Management

Mr. Annen was appointed as the Company’s Executive Vice President of Marketing and Product Management in December 2025. Prior to that position, Mr. Annen held the position of Senior Vice President of Marketing and Product Management of the Company since August 2023. Mr. Annen has over 30 years of experience in surgical robotics and instruments, radiation therapy, and image-guided industrial robotic systems. Prior to joining EDAP, Mr. Annen served as Senior Vice President of Global Marketing and Product Management at ViewRay, a leading provider of MR-guided radiation therapy for four years, and as Vice President of Product Management and Strategy at Invuity, a provider of surgical instruments for breast cancer surgery. Prior to these roles, Mr. Annen led the product marketing function at Intuitive Surgical and held positions of increasing levels of responsibility in marketing and strategy at Grabit, Veeco Instruments and Adept Technology. Mr. Annen holds a Master’s degree in Mechanical Engineering from the University of Wisconsin-Madison and a Bachelor’s degree in Mechanical Engineering from Rutgers University.

Sanket Shah Age: 43

General Counsel & Corporate Secretary

Mr. Shah was appointed as the Company’s General Counsel and Corporate Secretary in September 2025. Mr. Shah brings more than 15 years of legal and business leadership experience supporting high-growth companies, including those in the medical device industry. Prior to joining EDAP, Mr. Shah served as Deputy General Counsel and Assistant Corporate Secretary at Paragon 28, Inc., a medical device company that specialized exclusively in foot and ankle orthopedic solutions. Earlier, Mr. Shah spent four years at ViewRay, a leading provider of MRI-guided radiation therapy systems, where he was appointed as General Counsel and Corporate Secretary. Before joining ViewRay, Mr. Shah served as counsel in highly regulated industries where he advised on complex commercial, compliance, and regulatory matters involving medical devices and global operations. Mr. Shah holds a B.S. in Business Administration from the Ohio State University and a J.D. from the University of Illinois Chicago School of Law.

EXECUTIVE COMPENSATION

Introduction and Named Executive Officers

As a “smaller reporting company,” as defined under SEC rules, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies. We refer to the individuals below as our named executive officers or “NEOs” for the fiscal year ended December 31, 2025:

Name	Position
Ryan Rhodes	Chief Executive Officer
Kenneth S. Mobeck	Chief Financial Officer
Steven Annen	Executive Vice President, Marketing & Product Management

2025 Summary Compensation Table

The following table and related footnotes show the compensation awarded to, earned by or paid to our NEOs in their capacities as officers of EDAP and its subsidiaries during the fiscal years ended December 31, 2025 and December 31, 2024.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)(1)	($)	($)(2)	($)(2)	($)(3)	($)(4)	($)
Ryan Rhodes	2025	673,100	—	283,900	390,000	379,657	14,000	1,742,648
Chief Executive Officer	2024	673,100	—	—	427,000	180,590	1,122	1,281,812
Kenneth S. Mobeck	2025	460,000	—	93,687	280,500	158,559	14,000	1,007,577
Chief Financial Officer	2024	460,000	—	—	368,000	211,292	13,800	1,053,092
Steven Annen	2025	336,184	—	70,363	210,375	70,057	11,740	713,380
Executive Vice President, Marketing and Product Management(1)	2024	327,796	—	—	—	83,377	11,882	423,055
(1)	Mr. Annen was promoted to Executive Vice President, Marketing and Product Management effective December 16, 2025. In connection with this promotion, his annual base salary was increased to $400,000. The salary reported reflects this increase.
(2)	Represents the aggregate grant date fair value of stock and option awards computed in accordance with ASC 718. For fiscal year 2025, the “Stock Awards” column reflects the grant date fair value of RSUs granted in 2025 and the “Option Awards” column reflects the value of stock options granted in 2025 that is based on the Black-Scholes option pricing model. The assumptions used in calculating these values are described in Note 18 to the consolidated financial statements included in the 2025 Form 10-K.
(3)	The amounts reported for fiscal year 2025 represent annual bonuses relating to the performance period ending on December 31, 2025, which are scheduled to be paid in May 2026.
(4)	The amounts reported in “All Other Compensation” represent Company matching contributions under the Company’s 401(k) plan for each of the NEOs.

Employment Agreements with NEOs

The Company’s subsidiary, EDAP Technomed Inc, has entered into employment agreements with each NEO, the key terms of which are described below.

Ryan Rhodes

EDAP Technomed Inc. entered into an amended and restated employment agreement with Mr. Rhodes on May 1, 2023, which provides for his continued service as the Chief Executive Officer of EDAP Technomed Inc. and his service as the Chief Executive Officer of the Company.

Pursuant to his employment agreement, Mr. Rhodes receives an annual base salary, which was $673,100 for 2025, and he is eligible to participate in EDAP Technomed Inc.’s employee benefit plans as well as earn an annual performance bonus based on the achievement of performance objectives established by the compensation committee of the Board of Directors. Although the employment agreement provides that Mr. Rhodes’s target bonus opportunity was equal to 70% of his base salary, in June 2025, the compensation committee approved an increase to his target bonus opportunity to 90% of his base salary beginning on January 1, 2025. The employment agreement also provides that Mr. Rhodes is eligible to receive equity-based compensation under the Company’s equity incentive plans.

Mr. Rhodes’s employment may be terminated by EDAP Technomed Inc. or by Mr. Rhodes at any time and without advance notice (except in the event of a termination by Mr. Rhodes for “good reason” (as defined in his employment agreement)). If EDAP Technomed Inc. terminates Mr. Rhodes’s employment other than for “cause” (as defined in his employment agreement) or Mr. Rhodes terminates his employment for “good reason,” Mr. Rhodes will receive the following compensation and benefits, subject to his executing and not revoking a release of claims against EDAP Technomed Inc. and its affiliates: (i) a lump sum cash payment equal to the sum of 12 months of his base salary and a pro-rata portion of his target annual bonus opportunity for the year of termination; (ii) 12 months of additional vesting credit for outstanding equity awards; and (iii) payment of, or reimbursement for, the COBRA premium payments of Mr. Rhodes and his covered dependents (less the amount of Mr. Rhodes’s monthly premium contributions for such coverage prior to his termination of employment) for 12 months (or until Mr. Rhodes becomes eligible for coverage under another medical plan, whichever occurs first).

On March 24, 2026, Mr. Rhodes was designated as a Tier 1 Participant in the EDAP TMS S.A. Executive Severance Plan, which provides severance benefits upon a qualifying termination of employment (as defined in the plan) that are generally similar to those described above but which, as of March 24, 2026, supersede and replace the severance benefits under Mr. Rhodes’s employment agreement and provides additional benefits following a change in control (as defined in the plan). See “Executive Severance Plan” below  for a description of the material terms of the EDAP TMS S.A. Executive Severance Plan.

Kenneth Mobeck

EDAP Technomed Inc. entered into an employment agreement with Mr. Mobeck in October 2022 in connection with his appointment as Chief Financial Officer of the Company’s U.S. operations. His employment agreement provides for an annual base salary, which was $460,000 for 2025, eligibility to receive a target bonus opportunity, participation in the Company’s employee benefit plans and eligibility to receive equity-based compensation under the Company’s equity incentive plans.

In January 2024, the Company approved a promotion and compensation adjustment for Mr. Mobeck, pursuant to which he was appointed as the Chief Financial Officer of the Company. In connection with this promotion, Mr. Mobeck’s annual base salary increased to $460,000, and he became eligible to receive an annual performance bonus opportunity of up to 55% of his base salary, based on the achievement of performance objectives established by the Company, effective as of January 1, 2024.

Under the terms of Mr. Mobeck’s employment agreement, if his employment is terminated by EDAP Technomed Inc. without “Cause” or by him for “Good Reason,” (each as defined in his employment agreement) and subject to his execution of a general release of claims against EDAP Technomed Inc. and its affiliates, he is entitled to receive (i) a lump sum payment equal to twelve months of base salary, (ii) 12 months of additional vesting credit for outstanding equity awards and (iii) payment of, or reimbursement for, the COBRA premium payments of Mr. Mobeck and his covered dependents (less the amount of Mr. Mobeck’s monthly premium contributions for such coverage prior to his termination of employment) for 12 months (or until Mr. Mobeck becomes eligible for coverage under another medical plan, whichever occurs first).

In addition, upon a qualifying termination within 3 months prior to, or 12 months following, a change in control (as such term is defined in his agreement), Mr. Mobeck is entitled to full acceleration of vesting of his outstanding equity awards (rather than an additional 12 months of vesting credit).

On March 24, 2026, Mr. Mobeck was designated as a Tier 2 Participant in the EDAP TMS S.A. Executive Severance Plan, which provides severance benefits upon a qualifying termination of employment (as defined in the plan) that are generally similar to those described above but which, as of March 24, 2026, supersede and replace the severance benefits under Mr. Mobeck’s employment agreement and provides additional benefits following a change in control (as defined in the plan). See “Executive Severance Plan” below for a description of the material terms of the EDAP TMS S.A. Executive Severance Plan.

Steven Annen

Mr. Annen’s compensation is governed by an offer letter and subsequent promotion letter from EDAP Technomed Inc. As of December 16, 2025, his annual base salary is $400,000, and he is eligible to receive an annual performance-based bonus with a target of up to 40% of his base salary. His employment is at-will and he is eligible to participate in EDAP Technomed Inc.’s standard employee benefit plans.

In connection with his initial employment in 2023, Mr. Annen received an option to purchase 80,000 shares of the Company’s common stock, subject to Board approval and the terms of the Company’s equity incentive plan.

On March 24, 2026, Mr. Annen was designated as a Tier 2 Participant in the EDAP TMS S.A. Executive Severance Plan, which provides severance benefits to Mr. Annen upon a qualifying termination of employment (as defined in the plan) that occurs before and after a change in control (as defined in the plan). See “Executive Severance Plan” below for a description of the material terms of the EDAP TMS S.A. Executive Severance Plan.

Executive Severance Plan

On March 24, 2026, upon the recommendation of the compensation committee of the Board of Directors, the Board of Directors unanimously approved and adopted, effective as of March 24, 2026, the EDAP TMS S.A. Executive Severance Plan (the “Severance Plan”). The Severance Plan, without duplicating any other severance protections that may be available to an individual, and which supersedes any existing severance arrangements for chosen participants, applies to separations that occur on and after March 24, 2026. It provides for the payment of certain severance benefits to certain officers and employees who are designated as Tier 1 Participants, Tier 2 Participants or Tier 3 Participants, each as defined in the Severance Plan and as designated by the Board of Directors (or the compensation committee, if applicable), in the event of an involuntary termination of employment by the Company and its subsidiaries without “Cause” or by the participant for “Good Reason” (in each case as described in the Severance Plan). These benefits include:

●	cash severance equal to the participant’s base salary, multiplied by (ii) a “Non-CIC Severance Factor” (as designated by the Board of Directors (or the compensation committee, if applicable)), paid in equal installments in accordance with the Company’s payroll practices over a period of years equal to the participant’s Non-CIC Severance Factor;
●	in the case of Tier 1 Participants and Tier 2 Participants, a lump sum payment equal to monthly estimated COBRA premiums for a number of months equal to (i) 12, multiplied by (ii) the participant’s Non-CIC Severance Factor;
●	a pro-rated bonus for the calendar year in which the participant’s termination of employment occurs, based on actual performance for the full year and the number of days that the participant was employed during such year; and
●	to the extent permitted under applicable law and the terms of the awards, and to the extent the treatment would not result in adverse tax consequences, accelerated vesting credit equal to 6 months (for Tier 3 Participants) or 12 months (for Tier 1 Participants and Tier 2 Participants) with respect to outstanding equity awards held by the participant.

If such termination occurs within 3 months prior to (or within 12 months after) the consummation of a “change in control” (as defined in the Severance Plan) severance benefits shall instead include:

●	a lump sum payment equal to (i) the sum of base salary plus target annual bonus, multiplied by (ii) a “CIC Severance Factor” (as designated by the Board of Directors (or the compensation committee, if applicable));
●	in the case of Tier 1 Participants and Tier 2 Participants, a lump sum payment equal to monthly estimated COBRA premiums for a number of months equal to (i) 12, multiplied by (ii) the participant’s CIC Severance Factor; and
●	to the extent permitted under applicable law and the terms of the awards, and to the extent the treatment would not result in adverse tax consequences, accelerated vesting treatment in full for outstanding equity awards.

If the participant’s employment is terminated due to death or Disability (as defined in the Severance Plan), the participant will be eligible to receive a pro-rated bonus for the calendar year in which the participant’s termination of employment occurs, based on actual performance for the full calendar year and the number of days that the participant was employed during such year.

The Company’s obligation to provide these benefits (whether before or after a change in control) is generally conditioned on the participant’s satisfaction of certain conditions, including the execution and non-revocation of a customary release of claims in favor of the Company and its affiliates.

The Severance Plan may be amended or terminated at any time, provided that any amendment or termination that would be adverse to a participant requires the participant’s consent, unless the Company provides four months’ advance written notice.

2025 Short-Term Incentive Compensation

The Company’s short-term incentive compensation program for 2025 was based on a combination of financial and strategic performance metrics, with a target bonus opportunity expressed as a percentage of each executive’s base salary. For 2025, the program was weighted as follows: 75% of the payout was based on financial performance and 25% of the payout was based on strategic objectives.

The financial component was based on key business performance indicators, including revenue growth procedure, volume trends, and profitability. Each metric included threshold, target, and maximum performance levels, with payouts ranging from 50% to 150% of target for the financial component.

Each strategic objective was assigned a fixed weighting of 5%, with payouts based on the achievement of specified milestones.

For 2025, financial performance resulted in a funding level of approximately 43%, while performance against strategic objectives resulted in a funding level of approximately 20%. Overall, short-term incentive funding for 2025 was approximately 63% of target performance.

Payment of short-term incentive compensation for the performance period ending December 31, 2025, is expected to be made in May 2026, following final review and approval by the compensation committee.

2025 Equity-Based Compensation

Under French law, we must obtain shareholder approval at a general shareholder meeting in order to authorize the Board of Directors to adopt equity plans and grant equity compensation thereunder. On June 28, 2024, our shareholders authorized the Board to grant stock options and restricted stock unit awards (“RSUs”), and consequently, the Board of Directors adopted the 2024 Share Subscription Option Plan (the “2024 Option Plan”) and the 2025 Restricted Stock Unit (Free Share) Plan (the “2025 RSU Plan”) on August 21, 2024 and May 14, 2025, respectively. All options and RSUs authorized under, and issued pursuant to these plans were granted in April 2025 or June 2025. In addition, after shareholders authorized new stock option and RSU grants on June 27, 2025, the Board of Directors adopted the 2025 Share Subscription Option Plan (the “2025 Option Plan”) and the 2025-2 Restricted Stock Unit (Free Share) Plan (the “2025-2 RSU Plan”) on September 30, 2025.

The 2024 Option Plan allowed grants of stock options to eligible employees and officers of up to 2 million shares until August 28, 2027. Such authorization was replaced by the 2025 Option Plan, which similarly allows grants of stock options to eligible employees and certain officers of up to a total of 2 million shares until August 27, 2028. The 2025-2 RSU Plan permits the Board of Directors to make RSU grants of up to a total of 600,000 shares to eligible employees and officers until the applicable shareholders’ authorization expires under French law. As of December 31, 2025, there were 1,679,000 shares available for future issuance under the 2025 Option Plan, and 600,000 shares available for future issuance under the 2025-2 RSU Plan.

Each of our NEOs was granted stock options in 2025 pursuant to our 2024 Option Plan. Mr. Rhodes was granted 500,000 stock options on April 15, 2025 under our 2024 Option Plan, and Mr. Mobeck and Mr. Annen were granted 165,000 options and 123,750 options, respectively, on June 20, 2025 pursuant to our 2024 Option Plan. All of such options vest over a 36-month period as follows: one-sixth of the options vest on the six-month anniversary of the date of grant and the remaining options vest on a monthly basis thereafter through the third anniversary of the date of grant, subject to the applicable NEO’s continued employment through such vesting dates. Unless the Board of Directors determines otherwise, all unvested options will vest in full upon a Change in Control (as defined in the relevant plan).

On June 20, 2025, the Company granted RSUs to each of our NEOs pursuant to our 2025 RSU Plan. The RSUs vest as follows: four-sixths of the RSUs vest on the second anniversary of the date of grant and the remaining two-sixths vest in equal installments on each of December 20, 2027, and June 20, 2028, respectively, subject to the applicable NEO’s continued employment through such vesting dates. Under the terms of the 2025 RSU Plan, vesting accelerates upon the NEO’s death or disability or in the event a Change in Control (as defined in the 2025 RSU Plan) occurs on or after the first anniversary of the grant date. The NEOs received the following number of RSUs in 2025: 167,000 RSUs for Mr. Rhodes, 55,110 RSUs for Mr. Mobeck, and 41,390 RSUs for Mr. Annen.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2025.

	Option Awards							Stock Awards(1)
					Equity
					incentive plan
					awards:					Market
		Number of		Number of	Number of			Number of		value of
		securities		securities	securities			shares or		shares or
		underlying		underlying	underlying			units of		units of
		unexercised		unexercised	unexercised	Option		stock that		stock that
		options		options	unearned	Exercise	Option	have not		have note
		exercisable		unexercisable	options	Price	Expiration	vested		vested
Name	Grant Date	(#)		(#)	(#)	($)	Date	(#)		($)(2)
Ryan Rhodes	6/11/2021	800,000	(3)	—	—	6.57	6/11/2031	—		—
	5/2/2023	172,222	(3)	27,778	—	11.87	5/2/2033	—		—
	3/26/2024	58,333	(3)	41,667	—	8.03	3/26/2034	—		—
	4/15/2025	111,111	(3)	388,889	—	1.42	4/15/2035	—		—
	6/20/2025	—		—	—	—	—	167,000	(4)	549,430
Kenneth S. Mobeck	12/15/2022	375,000	(3)	—	—	11.68	12/15/2032	—		—
	1/18/2024	63,889	(3)	36,111	—	6.22	1/18/2034	—		—
	6/20/2025	27,500	(3)	137,500	—	1.74	6/20/2035	—		—
	6/20/2025	—		—	—	—	—	55,110	(4)	181,312
Steven Annen	8/23/2023	62,222	(3)	17,778	—	8.85	8/23/2033	—		—
	6/20/2025	20,625	(3)	103,125	—	1.74	6/20/2035	—		—
	6/20/2025	—		—	—	—	—	41,390	(4)	136,173
(1)	All options are issued with exercise prices expressed in EUR. The exercise prices have been converted using the year-end spot exchange rate as of December 31, 2025, which was 1.1749 or approximately EUR 1.00 to USD 1.17.
(2)	The market value of the RSUs is calculated by multiplying the number of RSUs that have not yet vested by the closing market price of our common stock ($3.29) as reported on NASDAQ as of the close of business on December 31, 2025.
(3)	Options vest over 36 months as follows: one-sixth of the options vest on the six-month anniversary of the date of grant and the remaining five-sixths of the options vest on a monthly basis through the three-year anniversary of the date of grant, subject to applicable NEO being employed by EDAP through each vesting date.
(4)	RSUs vest over 36 months as follows: four-sixths of the RSUs vest on the second anniversary of the date of grant and the remaining two-sixths vest in two equal installments on December 20, 2027 and June 20, 2028, respectively, subject to the NEOs being employed by EDAP through each vesting date.

Retirement Plan

The Company maintains a 401(k) defined contribution retirement plan for eligible U.S. employees (the “401(k) Plan”). Employees may contribute a portion of their eligible compensation to the plan on a pre-tax basis and/or Roth basis, subject to applicable U.S. Internal Revenue Code limits.

The Company provides matching contributions under a safe harbor formula equal to 100% of the first 3% of employee contributions and 50% of the next 2% of contributions. Employer matching contributions are fully vested upon contribution. The Company may also make discretionary profit-sharing contributions, which vest over time in accordance with the terms of the plan.

The Company’s matching contributions to the 401(k) Plan for fiscal years 2025 and 2024 are included in the “All Other Compensation” column of the Summary Compensation Table.

Grant Practices

The Board approves equity awards granted to the NEOs on or before the grant date and the Board does not take material nonpublic information into account when determining the timing and terms of such equity awards. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In 2025, we did not award any stock options to the NEOs during any period beginning four business days before the filing of a periodic report on Form 6-K or Form 20-F or one business day after filing such report.

Pay Versus Performance

Average
			Summary	Average
			Compensation	Compensation
			Table Total for	Actually Paid
	Summary		Non-PEO	to Non-PEO	Value of Initial
	Compensation	Compensation	Named	Named	Fixed $100	Net (Loss)
	Table Total for	Actually Paid	Executive	Executive	Investment	Income
Year	PEO(1)	to PEO(1)(2)	Officers(1)	Officers(1)(3)	Based On TSR(4)	(in thousands)
2025	$1,742,648	$2,660,067	$860,479	$984,302	$62.31	$(29,246)
2024	$1,281,812	$768,590	$738,074	$442,577	$41.86	$(20,584)
(1)	Mr. Rhodes served as our principal executive officer (“PEO”) for fiscal years 2025 and 2024. For fiscal years 2025 and 2024, our non-PEO named executive officers consisted of Messrs. Mobeck and Annen.
(2)

“Compensation Actually Paid” to our PEO in fiscal years 2025 and 2024 reflects the respective amounts set forth in the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

Ryan Rhodes	2025	2024
Summary Compensation Table Total for PEO	$1,742,648	$1,281,812
Less: Aggregate Change in the Actuarial Present Value of Accumulated Benefits under all Defined Benefit and Pension Plans Reported in the Summary Compensation Table	—	—
Plus: Service Cost for all Defined Benefit and Pension Plans Reported in the Summary Compensation Table	—	—
Plus: Prior Service Cost for all Defined Benefit and Pension Plans Reported in the Summary Compensation Table	—	—
Less: Stock Award Value Reported in the Summary Compensation Table for the Covered Year	$(283,900)	$0
Less: Option Award Value Reported in the Summary Compensation Table for the Covered Year	$(390,000)	$(427,000)
Plus: Year-End Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested as of the Covered Year-End	$1,393,319	$66,750
Plus (Less): Year-End Change in Fair Value of Stock and Option Awards Granted in Prior Years that are Outstanding and Unvested as of the Covered Year-End	$35,972	$(170,944)
Plus: Fair Value for Stock and Option Awards Granted and Vested in the Covered Year	$167,500	$29,583
Plus (Less): Change in Fair Value from the End of the Prior Fiscal Year to the Vesting Date for Stock and Option Awards Granted in Any Prior Fiscal Year Which Vested During the Covered Year	$(5,472)	$(11,611)
Less: Fair Value as of Prior-Year End of Stock and Option Awards Granted in Prior Years that Failed to Vest in the Covered Year	—	—
Plus: Dollar Value of Any Dividends or Other Earnings Paid on Stock and Option Awards in the Covered Year	—	—
Compensation Actually Paid to PEO	$2,660,067	$768,590

(3)

“Average Compensation Actually Paid” to our non-PEO named executive officers for fiscal years 2025 and 2024 reflects the respective amounts set forth in the primary table above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

Non-PEO Named Executive Officers	2025	2024
Average Summary Compensation Table Total for Non-PEO Named Executive Officers	$860,479	$738,074
Less: Average Aggregate Change in the Actuarial Present Value of Accumulated Benefits under all Defined Benefit and Pension Plans Reported in the Summary Compensation Table	—	—
Plus: Average Service Cost for all Defined Benefit and Pension Plans Reported in the Summary Compensation Table	—	—
Plus: Average Prior Service Cost for all Defined Benefit and Pension Plans Reported in the Summary Compensation Table	—	—
Less: Average Stock Award Values Reported in the Summary Compensation Table for the Covered Year	$(82,025)	$0
Less: Average Option Award Values Reported in the Summary Compensation Table for the Covered Year	$(245,438)	$(184,000)
Plus: Average Year-End Fair Value for Stock and Option Awards Granted in the Covered Year that are Outstanding and Unvested as of the Covered Year-End	$402,977	$33,333
Plus (Less): Average Year-End Change in Fair Value of Stock and Option Awards Granted in Prior Years that are Outstanding and Unvested as of the Covered Year-End	$14,825	$(154,403)
Plus: Average Fair Value for Stock and Option Awards Granted and Vested in the Covered Year	$41,147	$32,264
Plus (Less): Average Change in Fair Value from the End of the Prior Fiscal Year to the Vesting Date for Stock and Option Awards Granted in Any Prior Fiscal Year Which Vested During the Covered Year	$(7,663)	$(22,691)
Less: Average Fair Value as of Prior-Year End of Stock and Option Awards Granted in Prior Years that Failed to Vest in the Covered Year	—	—
Plus: Average Dollar Value of Any Dividends or Other Earnings Paid on Stock and Option Awards in the Covered Year	—	—
Average Compensation Actually Paid to Non-PEO Named Executive Officers	$984,302	$442,577

(4)

The yearly percentage change in cumulative total shareholder return of our common stock was measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for the period from December 29, 2023 through and including the last day of the covered fiscal year (each one- or two-year period, the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between stock price per share at the end and the beginning of the Measurement Period, divided by (b) stock price per share at the beginning of the Measurement Period.  Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the year-end values of such investment as of the end of fiscal years 2025 and 2024, as applicable.

Relationship Between Compensation Actually Paid and Certain Performance

Below are graphical comparisons showing the relationship of “compensation actually paid” to our PEO and the non-PEO NEOs (on average) for 2025 and 2024 to (1) TSR of EDAP and (2) EDAP’s net income.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2025.

Number of securities
remaining available for
	Number of securities to				future issuance under
	be issued upon		Weighted-average		equity compensation
	exercise of outstanding		exercise price of		plans (excluding
	options, warrants and		outstanding options,		securities reflected in
	rights (#)		warrants and rights ($)		column A) (#)
Plan Category	(A)		(B)		(C)
Equity compensation plans approved by security holders (1)	5,490,214	(2)	5.01	(3)	2,279,000	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	5,490,214		5.01		2,279,000
(1)	Consists of (i) the 2025 Share Subscription Option Plan and the 2025-2 Restricted Stock Unit (Free Share) Plan, each of which was approved by our shareholders on June 27, 2025, (ii) the 2025 Restricted Stock Unit (Free Share) Plan, which was approved by our shareholders on June 28, 2024, (iii) the 2024 Share Subscription Option Plan, which was approved by our shareholders on June 28, 2024, (iv) the 2021 Share Subscription Option Plan, which was approved by our shareholders on June 30, 2021, (v) the 2019 Share Subscription Option Plan, which was approved by our shareholders on June 28, 2019, and (vi) the 2016 Share Subscription Option Plan which was approved by our shareholders on February 18, 2016.
(2)	This number reflects (i) 281,080 shares of common stock issuable upon the exercise of outstanding stock options granted under the 2016 Share Subscription Option Plan, (ii) 810,000 shares of common stock issuable upon the exercise of outstanding stock options granted under the 2019 Share Subscription Option Plan, (iii) 1,516,300 shares of common stock issuable upon the exercise of outstanding stock options granted under the 2021 Share Subscription Option Plan, (iv) 1,973,000 shares of common stock issuable upon the exercise of outstanding stock options granted under the 2024 Share Subscription Option Plan, (v) 309,000 shares of common stock issuable upon the exercise of outstanding stock options granted under the 2025 Share Subscription Option Plan and (vi) 600,834 shares of common stock issuable upon the vesting of restricted stock units granted under the 2023 Restricted Stock Unit (Free Share) Plan and 2025 Restricted Stock Unit (Free Share) Plan.
(3)	All options are issued with exercise prices in EUR. The weighted-average exercise price has been converted using the year-end spot exchange rate as of December 31, 2025, which was 1.1749 or approximately 1.00 EUR to 1.17 USD. This column excludes restricted stock units as they have no exercise price.
(4)	This number reflects (i) 1,679,000 shares of common stock that remain available under the under the 2025 Share Subscription Option Plan and (ii) 600,000 shares of common stock that remain available under the under the 2025-2 Restricted Stock Unit (Free Share) Plan. In accordance with French law, shares are no longer available for issuance under the other plans previously approved by shareholders.

PROPOSED RESOLUTION 7

APPROVAL OF THE RELATED-PERSON AGREEMENTS REFERRED TO IN ARTICLE L. 225-38 OF THE FRENCH COMMERCIAL CODE

In accordance with French corporate law, in the event that there are agreements concluded between EDAP and one of its directors, officers or any shareholder holding more than 10% of share capital or voting rights, the statutory auditors must issue a special report to shareholders that is presented at the Annual General Meeting.

The purpose of proposed Resolution 7 is to approve any such agreements that are entered into during the fiscal year ended December 31, 2025. The special report of the statutory auditors relating to the agreements governed by Articles L. 225-38 et seq. of the French Commercial Code for the fiscal year ended December 31, 2025 states that EDAP did not enter into such an agreement. For reference, an English translation of this special report of the statutory auditors will be made available to the shareholders in accordance with Articles L. 225-40 and L. 225-40-1 of the French Commercial Code.

For the full text of proposed Resolution 7, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 7.

PROPOSED RESOLUTIONS 8 TO 10

APPROVAL OF THE STATUTORY FINANCIAL STATEMENTS, CONSOLIDATED FINANCIAL STATEMENTS AND ALLOCATION OF THE RESULTS FOR THE FISCAL YEAR ENDED

DECEMBER 31, 2025

In accordance with French corporate law, our statutory financial statements, prepared in accordance with French GAAP, and our consolidated financial statements, prepared in accordance with US GAAP and IFRS, must be approved by our shareholders within six months following the close of the year. At the Annual General Meeting, the Statutory Auditors will present their reports on our 2025 statutory financial statements and our consolidated financial statements.

Proposed Resolution 8 approves our statutory financial statements (the balance sheet, income statement and the related note) as of and for the period ended December 31, 2025 and the transactions disclosed therein. For reference, an English translation of the statutory auditors’ report including our annual statutory financial statements for the fiscal year ended December 31, 2025 is set forth in Annex B.

Proposed Resolution 9 approves the consolidated financial statements for the fiscal year ended December 31, 2025. For reference, an English translation of the consolidated financial statements for the year ended December 31, 2025, prepared in accordance with IFRS, is set forth in Annex C and the statutory auditors’ report relating to the consolidated accounts prepared for the year ended December 31, 2025, prepared in accordance with U.S. GAAP is set forth in the Company’s 2025 Form 10-K.

Proposed Resolution 10 allocates the full amount of the net book loss set out in the Company’s statutory financial statements, i.e. 3,582,723 euros, for the fiscal year ended December 31, 2025, to retained earnings.

For the full text of proposed Resolutions 8 to 10, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTIONS 8 TO 10.

PROPOSED RESOLUTION 11

RENEWAL OF THE TERM OF OFFICE OF AGILI3F AS STATUTORY AUDITOR

Under French law, the statutory auditor of the Company is appointed for a 6-year term.

The term of office of AGILI3F as statutory auditor of the Company expires in 2026.

Proposed Resolution 11 approves the renewal of AGILI3F as statutory auditor of the Company for a 6-year term expiring at the close of the annual general shareholders’ meeting that will approve the financial statements for the fiscal year ending December 31, 2031.

For the full text of proposed Resolution 11, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 11.

PROPOSED RESOLUTION 12

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non‑binding advisory basis, the compensation of our NEOs (as disclosed under “Executive Compensation”).

We believe that NEO compensation should be focused on promoting Company performance and shareholder value. To achieve these goals, our NEO compensation program emphasizes pay for performance and aligning the interests of our NEOs with those of our shareholders through the use of long-term incentives and the encouragement of equity ownership. In addition, our NEO compensation program is designed to allow us to recruit, retain and motivate employees who play a significant role in our current and future success. Please read the “Executive Compensation” section above and the related tables and narratives for more information about the compensation of our NEOs.

Although this is an advisory vote which will not be binding on our compensation committee or Board of Directors, our compensation committee and Board of Directors will carefully review the results of the shareholder vote. Our compensation committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our NEOs. In addition to this proposed Resolution 12, our shareholders will also be asked to vote on proposed Resolutions 13 through 15, which address shareholder preferences as to the appropriate frequency of this advisory vote on NEO compensation to approve our NEOs’ compensation (every one, two or three years). If a majority of the votes cast are in favor of Resolution 13 (which the Board of Directors encourages shareholders to vote “FOR”) or if all three such resolutions fail to receive a majority of the votes cast and Resolution 13 receives the highest percentage of “FOR” votes to be the recommendation of the shareholders, we expect to hold the next advisory vote in connection with the annual meeting of shareholders to be held in 2027. Our Board of Directors therefore recommends that you indicate your support for the compensation of our NEOs as outlined in this proxy statement pursuant to the compensation disclosure rules of the SEC, by voting “FOR” Resolution 12.

For the full text of proposed Resolution 12 please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 12.

PROPOSED RESOLUTIONS 13 TO 15

ADVISORY VOTE AS TO THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires that, at least once every six years, we ask our shareholders to vote, on a non-binding advisory basis, to determine whether shareholder advisory votes to approve our NEOs’ compensation should occur every one, two or three years. To comply with this requirement and due to the limitations of French law, which permits shareholders to only vote “FOR,” “AGAINST” or “ABSTAIN” on any particular matter, we are presenting three non-binding resolutions asking our shareholders whether they prefer to cast future advisory votes on our NEOs’ compensation every year or once every two years or once every three years, respectively. Shareholders have the option to vote “FOR,” “AGAINST” or abstain on each of the three resolutions.

The Board of Directors recommends that future advisory votes to approve the compensation of our NEOs take place every year. After careful consideration, the Board of Directors has determined that an advisory vote to approve executive compensation that occurs annually is the most appropriate alternative for the Company, as it will allow shareholders to provide us with regular, direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote to approve executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our shareholders on corporate governance matters and our executive compensation philosophy, policies and practices. We will continue to engage with our shareholders regarding our executive pay programs between shareholder advisory votes as part of our governance process.

The Company recognizes that shareholders may have different views as to the best approach for the Company and, therefore, the Company and the Board of Directors encourage shareholders to express their preferences as to the appropriate frequency of the advisory vote to approve our NEOs’ compensation by voting “FOR” one (and only one) of Resolutions 13 through 15 and voting “AGAINST” the remaining two such resolutions.

Although this is an advisory vote which will not be binding on our compensation committee or Board of Directors, the compensation committee and Board of Directors will carefully review the outcome of the vote on Resolutions 13 through 15. The compensation committee and Board of Directors will consider potential shareholders’ concerns and take them into account in future determinations concerning how often we will ask our shareholders to submit an advisory vote to approve our NEOs’ compensation. If a majority of the votes cast are in favor of more than one of Resolutions 13 through 15 or if all three such resolutions fail to receive a majority of the votes cast, the Company will consider the resolution with the highest percentage of “FOR” votes to be the recommendation of the shareholders.

For the full text of proposed Resolutions 13 - 15 please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 13 AND “AGAINST” RESOLUTIONS 14 AND 15.

PROPOSED RESOLUTIONS 16 TO 25

FINANCIAL AUTHORIZATIONS RELATED TO CORPORATE AND STRATEGIC NEEDS

Proposed Resolutions 16 to 25 seek the delegation of financial authorizations. The goal of these proposed resolutions is to allow us to meet any fundraising opportunities that may be necessary to finance the Company’s development without having to hold another general shareholders’ meeting.

Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restrictions on the purpose of such issuance, in accordance with French corporate law, in order for our Board of Directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose. At the 2025 Annual General Meeting on June 27, 2025, the shareholders approved certain financial authorizations. However, certain of our important current financial authorizations to our Board of Directors will expire in 2026. As a result, we are seeking re-approval at the Annual General Meeting of the following financial proposed resolutions:

●	Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with preferential subscription rights for shareholders (Proposed Resolution 16);
●	Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code) (Proposed Resolution 17);
●	Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights through an offer referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code (Proposed Resolution 18);
●	Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics (Proposed Resolution 19);
●	Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics (Proposed Resolution 20);
●	Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics (Proposed Resolution 21);
●	Delegation of authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the above delegations (Proposed Resolution 22);
●	Delegation of authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets (Proposed Resolution 23);
●	Delegation of authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the proposed Resolution 23 (Proposed Resolution 24); and
●	Determination of the overall maximum amount applicable to the financial delegations granted to the Board of Directors to increase the share capital pursuant to the above Resolutions 16 to 24 (Proposed Resolution 25).

The delegations submitted for your approval will allow the Board of Directors, in accordance with the law and the Company’s articles of association, to have full authority to implement these delegations for the purpose, without this list being exhaustive, of setting the dates, amounts, conditions and terms of any issuance as well as the form and characteristics of the shares or securities giving access to the capital or securities to be issued, with or without premiums.

In the event that the Board of Directors uses the delegations of authority granted to it pursuant to these resolutions, it shall report to the next ordinary shareholders’ meeting on the use made by it of such delegations, in accordance with applicable laws and regulations.

The financial delegations of authority presented for your approval at the 2026 Annual General Meeting are subject to the following important limitations:

●	the maximum aggregate nominal amount of share capital increases, which may be completed pursuant to proposed Resolutions 16 to 24, cannot exceed 2,600,000 euros, i.e. approximately 53% of our share capital as of April 16, 2026 (Proposed Resolution 25); and
●	any share capital increase, with or without preferential subscription rights, decided pursuant to any of the proposed Resolutions 16 to 21 may be increased by the Board of Directors pursuant to customary over-allotment option, provided that such additional share capital increase would be at the same price, limited to a maximum of 15% of the initial issuance and the nominal amount of any capital increase decided pursuant to this delegation shall count toward the overall cap set forth in the proposed Resolution 25 (Proposed Resolution 22).

Our Board of Directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party our shares.

Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to proposed Resolutions 17 to 22, and 24, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

Proposed Resolutions 16 to 25 require the affirmative vote of a 2/3 majority of the votes cast by the shareholders present in person, represented by proxy or voting by mail at the 2026 Annual General Meeting and entitled to vote thereon. The votes cast will not include those attached to shares for which the shareholders did not participate in the vote, abstained or voted blank or void. Abstentions will not be counted as votes cast and will have no effect on the outcome of the votes.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTIONS 16 TO 25.

PROPOSED RESOLUTION 16

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE SHARE CAPITAL WITH PREFERENTIAL SUBSCRIPTION RIGHTS FOR SHAREHOLDERS

The purpose of this delegation of authority is to enable the Company to obtain financing any time through the issuance of Ordinary Shares and any type of securities giving, by any means, immediately and/or in the future, access to Ordinary Shares, by calling on the Company’s shareholders. The Company’s shareholders will be awarded, under the applicable legal provision and in proportion to their ownership interest in the Company’s share capital, a preferential right to subscribe for new shares or securities. This detachable and negotiable right will make it possible, if the holder does not wish to subscribe to the capital increase, to financially offset the dilution resulting from the non-subscription to the capital increase.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives.

The share capital increases carried out pursuant to this authorization cannot exceed 2,600,000 euros and, in the case of issuances of debt securities, the nominal amount of any such issuances will be limited to 75,000,000 euros; provided that such amounts shall be applied against the aggregate maximum caps set forth in Proposed Resolution 25.

The terms of the securities to be authorized would be determined by the Board of Directors. Any transaction where the Company sells such securities will be reviewed and approved by the Board of Directors at the time of issuance.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, with the faculty to sub-delegate under the conditions provided by law, the powers required to implement this delegation, in accordance with the law and the Company’s articles of association, in order, in particular, to decide the dates, terms and conditions of issuances, the form and characteristics of shares or securities giving access to the share capital or debt securities to be issued, with or without a premium. The Board of Directors shall in particular determine the amount to be issued, set the date of dividend rights, including a retroactive date, for the securities to be issued, determine the method of paying-up of the shares or securities giving access to the share capital to be issued immediately or in the future; if need be, the strike price and exercise period of the securities or the terms of the exercise of the rights for exchange, conversion, repayment, or attribution by other manner of shares or securities giving access to the share capital pursuant to this delegation.

This delegation supersedes, as from the date hereof, the unused portion, if applicable, of the delegation of authority granted by the Annual General Meeting of June 27, 2025, in its sixth resolution.

For the full text of proposed Resolution 16, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 16.

PROPOSED RESOLUTION 17

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE SHARE CAPITAL THROUGH A PUBLIC OFFERING, WITH CANCELLATION OF SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS (EXCLUDING OFFERINGS REFERRED TO IN PARAGRAPH 1° OF ARTICLE L. 411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE)

The Board of Directors is requesting the necessary authority, with the faculty to sub-delegate to the extent possible under applicable law, to issue through a public offering Ordinary Shares and/or any type of securities giving access, by any means, immediately or in the future, to Ordinary Shares.

Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights.

The issuance price of each share, security, or debt instrument issued pursuant to this delegation shall be determined by the Board of Directors, it being specified that in any event, such price may not be less than the volume-weighted average price of the last three trading sessions on NASDAQ preceding the determination of the issuance price, potentially reduced by a maximum discount of 30%, taking into account, where applicable, their dividend entitlement date, and it being further specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation:

(i)	the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issuance of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and
(ii)	the issuance price of said securities giving will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issuance of these securities, not less than the aforementioned minimum amount.

The Company intends to use this delegation of authority to raise the funds and have the financial flexibility necessary to enable it to execute its strategic objectives.

The share capital increases carried out pursuant to this authorization cannot exceed 2,600,000 euros and, in the case of issuances of debt securities, the nominal amount of any such issuances will be limited to 75,000,000 euros; provided that such amounts securities or debts to be issued under proposed Resolution 17 will be further subject to (and deducted from) the global limits pursuant to proposed Resolution 25.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, with the faculty to sub-delegate to the extent possible under applicable law, the power to implement this delegation, in accordance with the law and the Company’s articles of association, in particular, in order to decide the dates, terms and conditions of issuances, the form and characteristics of shares or securities giving access to the share capital or debt securities to be issued, with or without a premium. The Board of Directors shall in particular determine the amount to be issued, set the date of dividend rights, including retroactive, for the securities to be issued, determine the method of paying-up of the shares or securities giving access to the share capital to be issued immediately or in the future; if need be, the strike price and exercise period of the securities or the terms of the exercise of the rights for exchange, conversion, repayment, or attribution by other manner of shares or securities giving access to the share capital pursuant to this delegation.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 27, 2025, in its seventh resolution.

For the full text of proposed Resolution 17, please see Annex A.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 17.

PROPOSED RESOLUTION 18

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL, WITH CANCELLATION OF SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS THROUGH AN OFFER REFERRED TO IN PARAGRAPH 1° OF ARTICLE L. 411-2 OF THE FRENCH MONETARY AND FINANCIAL CODE

The goal of this delegation of authority is to allow the Company to issue Ordinary Shares and any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares, in one or more private placements to qualified investors (investisseurs qualifiés) or to a limited circle of investors (less than 150) (cercle restreint d’investisseurs) as described in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code.

Any issuance pursuant to this delegation would be carried out without shareholders’ preferential subscription rights.

The issuance price of shares issued by virtue of this delegation shall be determined by the Board of Directors and shall not be less than the volume-weighted average price of the last three trading days, on NASDAQ, preceding the setting of the price of the issuance, possibly reduced by a maximum discount of 30%, taking into account, where applicable, the date from which they begin to bear dividend rights, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation:

(i)	the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issuance of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and
(ii)	the issuance price of said securities will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issuance of these securities, not less that the aforementioned minimum amount.

The share capital increases carried out pursuant to this authorization cannot exceed €2,600,000 and cannot exceed the limit determined by applicable laws and regulations at the time of the implementation of this delegation (on an indicative basis, currently 30% of the Company’s share capital per year, with the share capital being assessed on the date that the Board of Directors decides to use this delegation) and, in the case of issuances of debt securities, the nominal amount of any such issuances will be limited to €75,000,000; provided that such amounts securities or debts to be issued under proposed Resolution 18 will be further subject to (and deducted from) the global limits pursuant to proposed Resolution 25.

This delegation of authority would be granted for a 26-month period.

The Board of Directors shall be granted, within the limits set above, with the faculty to sub-delegate to the extent possible under applicable law, the power to implement this delegation, in accordance with the law and the Company’s articles of association, in particular, in order to decide the dates, terms and conditions for any issuance as well as the form and characteristics of the shares or securities to be issued that give access to the share capital, with or without a premium. The Board of Directors shall in particular the amounts to be issued, the date, which may be retroactive, from which the shares or securities giving access to the share capital to be issued begin to bear dividend rights and their terms of payment and, where applicable, the arrangements for the exercise of any rights of exchange, conversion, redemption or allotment by any other means of equity securities or securities giving access to the share capital pursuant to this delegation.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the Annual General Meeting of June 25, 2025, in its eighth resolution.

For the full text of proposed Resolution 18, please see Annex A.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 18.

PROPOSED RESOLUTION 19

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE SHARE CAPITAL WITH CANCELLATION OF SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS, IN FAVOR OF A FIRST CATEGORY OF PERSONS WHO MEET CERTAIN SPECIFIED CHARACTERISTICS

The goal of this delegation of authority is to allow the Company to issue Ordinary Shares and any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares, to one or more persons who meet certain specified characteristics (as described below in A to D) to be designated by the Board of Directors.

The share capital increases carried out pursuant to this authorization cannot exceed 2,600,000 euros and, in the case of issuances of debt securities, the nominal amount of any such issuances will be limited to 75,000,000 euros; provided that such amounts securities or debts to be issued under proposed Resolution 19 will be further subject to (and deducted from) the global limits pursuant to proposed Resolution 25.

The issuance price of the shares that may be issued pursuant to this delegation shall not be less than the volume-weighted average price of the last three trading days, on NASDAQ preceding the setting of the price of the issuance, possibly reduced by a maximum discount of 30%, taking into account, if applicable, their dividend entitlement date, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation:

(i)	the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issuance of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and
(ii)	the issuance price of said securities will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issuance of these securities, not less than the aforementioned minimum amount.

The shareholders are asked to reserve subscription of such shares for the new or existing categories of investors who meet all of the criteria specified in A. to D. below, for a minimum individual subscription amount of 250,000 euros (taking into account, in the event of issuance of securities giving access to the share capital, (i) the subscription amount paid at the time of subscription for the securities giving access to the share capital, and (ii) the subscription amount that may be paid to acquire the shares underlying these securities giving access to the share capital) (issuance premium included):

A.

(i)	institutional investors or individuals being, as the case may be, qualified institutional buyers or institutional accredited investors under U.S. law or qualified investors (investisseurs qualifiés) under French law (e.g., investment funds, investment companies, pension funds, banks and other financial institutions, insurance companies, etc.); and
(ii)	specialized or skilled in the health care or biotechnologies sectors or specialized in investing in companies with high growth potential; or
B.

any placement agent or underwriter in connection with the offering or the placement of shares or securities giving access to the Company’s share capital to investors meeting the criteria set forth in A. above as part of such agents’ or underwriters’ compensation for their services; or

C.

any credit establishment, any financial services intermediary or member of a syndicate, French or foreign, including, but not limited to, those which would intervene to facilitate the settlement of the shares as part of a capital increase in the future; or

D.

credit institutions, service providers, investment funds or companies undertaking to subscribe for or guarantee the completion of the share capital increase or of any issuance of securities likely to result in a capital increase (including, in particular, through the exercise of share subscription warrants) that could be carried out by virtue of this delegation in the context of the implementation of an equity or bond financing agreement, including in particular any “At-the-market (ATM)” financing program.

The Board of Directors shall be granted the power, with the faculty to sub-delegate to the extent possible under applicable law, to determine the precise list of beneficiaries of such issuances reserved within such category or categories of persons and the number of securities to be allocated to each of them.

This delegation of authority would be granted for an 18-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the Annual General Meeting of June 27, 2025, in its ninth resolution.

For the full text of proposed Resolution 19, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 19.

PROPOSED RESOLUTION 20

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE SHARE CAPITAL WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS FOR SHAREHOLDERS, IN FAVOR OF A SECOND CATEGORY OF PERSONS WHO MEET CERTAIN SPECIFIED CHARACTERISTICS

The goal of this delegation of authority is to allow the Company to issue Ordinary Shares and any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares, to one or more persons who meet certain specified characteristics (as described below) to be designated by the Board of Directors.

The share capital increases carried out pursuant to this authorization cannot exceed 2,600,000 euros and, in the case of issuances of debt securities, the nominal amount of any such issuances will be limited to 75,000,000 euros; provided that such amounts securities or debts to be issued under proposed Resolution 20 will be further subject to (and deducted from) the global limits pursuant to proposed Resolution 25.

The issuance price of the shares that may be issued pursuant to this delegation shall not be less than the volume-weighted average price of the last three trading days on NASDAQ preceding the setting of the price of the issue, possibly reduced by a maximum discount of 30%, taking into account, if applicable, their dividend entitlement date, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation:

(i)	the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issuance of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and
(ii)	the issuance price of said securities will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issuance of these securities, not less than the aforementioned minimum amount.

The shareholders are asked to reserve subscription of such shares in favor of the following new or existing investors, with a maximum of 150 subscribers, with a minimum individual subscription amount of 10,000 euros (taking into account, in the event of the issuance of securities giving access to the share capital, (i) the subscription amount paid upon subscription to the securities giving access to the share capital and (ii) the subscription amount that may be paid to acquire the shares underlying the securities giving access to the share capital) or its equivalent in foreign currencies as at the date of subscription (issuance premium included):

(i)	practitioners who have used the Company’s technologies over the course of the last 24 months preceding the issuance of the securities, subject to compliance with the applicable laws and professional ethics; and/or,
(ii)	commercial partners of the Company having entered or which will enter into a business agreement with the Company over the last 24 months preceding the issuance of the securities, and/or
(iii)	patients who have benefited from treatments using technologies developed by the Company over the last 10 years.

The Board of Directors shall be granted, with the faculty to sub-delegate to the extent possible under applicable law, the power to determine the precise list of beneficiaries of such issuances reserved within such category or categories of persons and the number of securities to be allocated to each of them.

This delegation of authority would be granted for an 18-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the Annual General Meeting of June 27, 2025, in its tenth resolution.

For the full text of proposed Resolution 20, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 20.

PROPOSED RESOLUTION 21

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE SHARE CAPITAL WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS FOR SHAREHOLDERS, IN FAVOR OF A THIRD CATEGORY OF PERSONS WHO MEET CERTAIN SPECIFIED CHARACTERISTICS

The goal of this delegation of authority is to allow the Company to issue Ordinary Shares and any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares, to one or more persons who meet certain specified characteristics (as described below) to be designated by the Board of Directors.

The share capital increases carried out pursuant to this authorization cannot exceed 2,600,000 euros and, in the case of issuances of debt securities, the nominal amount of any such issuances will be limited to 75,000,000 euros; provided that such amounts securities or debts to be issued under proposed Resolution 21 will be further subject to (and deducted from) the global limits pursuant to proposed Resolution 25

The issuance price of the shares that may be issued pursuant to this delegation shall be determined by the Board of Directors by reference, alternatively, to:

(i)	the price of the last transaction involving the Company’s share capital carried out during the preceding 6 months, with a possible premium or a possible discount of up to a maximum of 10% relative to such price, or
(ii)	the volume-weighted average price of the last three trading sessions on NASDAQ preceding the determination of the issuance price, potentially reduced by a maximum discount of 30%, taking into account, where applicable, their dividend entitlement date, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation, the issuance price of such securities shall be such that the amount received immediately by the Company, plus any amount that may be received by it upon the exercise or conversion of such securities, shall, for each share issued as a result of the issuance of such securities, be at least equal to the above minimum amount.

The shareholders are asked to reserve subscription of such shares for the new or existing categories of investors who meet certain specified characteristics:

(i)	directors and officers of the Company held at the office the date of the issuance of the shares or the securities, or commercial partners, or
(ii)	individuals tied to the Company by an employment contract the date of the issuance of the shares or the securities.

The Board of Directors shall be granted, with the faculty to sub-delegate to the extent possible under applicable law, the power to determine the precise list of beneficiaries of such issuances reserved within such category or categories of persons and the number of securities to be allocated to each of them.

This delegation of authority would be granted for an 18-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the Annual General Meeting of June 27, 2025, in its eleventh resolution.

For the full text of proposed Resolution 21, please see Annex A.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 21.

PROPOSED RESOLUTION 22

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE THE NUMBER OF SECURITIES TO BE ISSUED AS A RESULT OF A SHARE CAPITAL INCREASE WITH OR WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS, PURSUANT TO THE DELEGATIONS IN THE ABOVE PROPOSED RESOLUTIONS 16 TO 21

The purpose of this proposed Resolution 22 is to allow the Board of Directors to grant a customary over-allotment option for any issuance pursuant to the proposed Resolutions 16 through 21 above in accordance with the provisions of Articles L. 225-129, L. 225-129-2, L. 225-135-1, L. 228-91, L. 228-92, L. 228-93 of the French Commercial Code. Any share capital increase pursuant to this delegation would be at the same price as, and limited to a maximum of 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.

The nominal amount of any capital increase decided pursuant to this delegation shall count toward the overall cap set forth in the proposed Resolution 25.

This delegation of authority would be granted for a 26-month period (except for the proposed 19th, 20th and 21st resolutions, for which this delegation is valid for an 18-month period).

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 27, 2025, in its fifteenth resolution.

For the full text of proposed Resolution 22, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 22.

PROPOSED RESOLUTION 23

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO DECIDE ON MERGER-ABSORPTION, SPIN-OFF OR PARTIAL CONTRIBUTION OF ASSETS

Article L. 236-9 of the French Commercial Code provides that (i) the extraordinary shareholders meeting of the acquiring company may delegate to the Board of Directors its competence in making decisions relating to a merger for a period that cannot exceed 26 months and (ii) the extraordinary shareholders meeting of the acquiring company may determine the merger and grant to the Board of Directors the power to set definitive terms and conditions of such merger for a period that cannot exceed five years.

Pursuant to proposed Resolution 23 and in accordance with the amended Article L. 236-9 of the French Commercial Code, we are asking shareholders to (i) delegate authority to the Board of Directors of the Company to decide on any merger-absorption, split or partial contribution of assets and (ii) grant to the Board of Directors full powers to implement this delegation, in accordance with the provisions set forth in French Laws and the articles of association of the Company, for the purpose of deciding all terms of any transaction that would be decided under this delegation.

If an operation by the Board of Directors pursuant to this delegation requires an increase in the Company’s share capital, it must be carried out within the limits set forth in proposed Resolution 24 (i.e., the maximum nominal amount of share capital increases to be completed pursuant to proposed Resolution 24, immediately or in the future, may not exceed 5% of the share capital of the Company on the date of the decision to increase the share capital by the Board of Directors).

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the Annual General Meeting of June 27, 2025, in its twelfth resolution.

For the full text of proposed Resolution 23, please see Annex A.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 23.

PROPOSED RESOLUTION 24

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE ORDINARY SHARES GIVING, AS THE CASE MAY BE, ACCESS TO ORDINARY SHARES OR TO THE ALLOCATION OF DEBT SECURITIES (OF THE COMPANY OR OF A GROUP COMPANY), AND/OR SECURITIES GIVING ACCESS TO ORDINARY SHARES (OF THE COMPANY OR OF A GROUP COMPANY), IN THE CONTEXT OF A MERGER, SPIN-OFF OR PARTIAL CONTRIBUTION OF ASSETS DECIDED BY THE BOARD OF DIRECTORS PURSUANT TO THE DELEGATION REFERRED TO IN RESOLUTION 23)

Subject to the adoption by shareholders of proposed Resolution 23, we are asking our shareholders to adopt proposed Resolution 24 and in accordance with Articles L. 225-129 to L. 225-129-5 and L. 228-91 of the French Commercial Code, we are asking our shareholders to delegate to the Board of Directors the authority to decide to issue, on one or more occasions, Ordinary Shares of the Company and/or any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares of the Company, in compensation for contributions in kind granted to the Company as part of any merger, demerger or partial contribution of assets decided by the Board of Directors pursuant of the delegation granted under proposed Resolution 23, such shares conferring the same rights as existing shares said shares conferring the same rights as old shares subject to their date of use.

The securities issued pursuant to this delegation may consist of debt securities or be related to the issuance of such debt securities or permit the issuance as intermediate securities.

We are also asking our shareholders to waive, to the benefit of the shareholders of the absorbed company or the contributing company, any preferential subscription right attached to the Ordinary Shares or securities to be issued.

The nominal amount of any share capital increase that may be carried out in application of this resolution will not exceed 2,600,000 euros and will be deducted from the overall limit set forth in proposed Resolution 25 below.

The nominal amount of all issuances of debt securities to be completed giving access to the Company’s share capital will not exceed 75,000,000 euros (or the corresponding value of this amount for an issuance in a foreign currency). This amount will be increased, if applicable, for any redemption premium above par and will be deducted from the overall limit set forth in proposed Resolution 25 below. This limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code.

We are asking that the Board of Directors be granted all powers to decide and acknowledge completion of the share capital remunerating the transaction, charge on the premium, as the case may be, the fees and charges generated by the share capital increase, to deduct on the premium, if it deems it useful, the necessary amounts for the allocation of the legal reserve, to amend the Company’s articles of association and, do everything that is required.

The Board cannot, unless authorized in advance by the General Meeting, make use of this delegation in a period public offering initiated by a third party targeting the securities of the Company until the end of the offering period.

This delegation of authority would be granted for a 26-month period.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the Annual General Meeting of June 27, 2025, in its thirteenth resolution.

For the full text of proposed Resolution 24, please see Annex A.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 24.

PROPOSED RESOLUTION 25

APPROVE THE OVERALL LIMITS ON THE AMOUNT OF ORDINARY SHARES TO BE ISSUED PURSUANT TO THE DELEGATIONS IN THE PROPOSED RESOLUTIONS 16 TO 24;

In order to give the Company all the flexibility it needs to finance its development plan, the Board of Directors proposes that the shareholders set the total par value of any shares that may be issued under the proposed Resolutions 16 to 24, at 2,600,000 euros in the aggregate, i.e., a maximum of 20,000,000 shares to be issued with a nominal value of 0.13 euro each. To this limit will be added, if applicable, the additional amount of the shares or securities to be issued to preserve, as provided by law and by any applicable contractual provision providing for any other cases of adjustments, the rights of the holders of securities giving access to share capital or other rights giving access to share capital. The maximum aggregate nominal amount of debt securities that may be issued pursuant to this authorization is 75,000,000 euros or the equivalent of this amount in foreign currencies on the issuance date.

We believe that this amount strikes the correct balance between protecting our existing shareholders and providing the Company with the financial flexibility necessary to accomplish its strategic goals, and in line with the flexibility available to comparable U.S. companies.

For the full text of proposed Resolution 25, please see Annex A.

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THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 25.

PROPOSED RESOLUTION 26

DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO INCREASE THE SHARE CAPITAL, BY ISSUANCE OF SHARES OR OTHER SECURITIES GIVING ACCESS TO THE COMPANY’S SHARE CAPITAL, WITH CANCELLATION OF SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS, IN FAVOR OF THE EUROPEAN INVESTMENT BANK (THE “EIB”) OR ANY ENTITY SUCCEEDING THE EIB IN CONNECTION WITH ANY FINANCING CONTRACT

In connection with that certain debt financing transaction with European Investment Bank (“EIB”) in October 2025, the Company has entered into a Warrant Agreement with EIB on October 17, 2025 pursuant to which the Company has committed to issue warrants (bons de souscription d’actions, or BSA) to EIB upon, and subject to, the release of each of three tranches of said financing in favor of the Company. Accordingly, the Board of Directors, acting upon the delegation of the General Meeting of Shareholders held on June 27, 2025 (nineth resolution):

(i)	On October 17, 2025, in connection with the release of the first tranche of the financing, issued 2,624,421 warrants (the “BSA Tranche A Warrants”) at a warrant subscription price of €0.13, for a total subscription price of €341,174.73. Each BSA Tranche A Warrant entitles EIB, upon exercise, to subscribe for one ordinary share, representing a share capital increase for the Company of a maximum nominal amount of €341,174.73, at a strike price (issuance premium included) of €1.51 per ordinary share; and
(ii)	On April 1, 2026, in connection with the release of the second tranche of the financing, issued 1,116,244 warrants (the “BSA Tranche B Warrants”) at a warrant subscription price of €0.13, for a total subscription price of €145,111.73. Each BSA Tranche B Warrant entitles EIB, upon exercise, to subscribe for one ordinary share, representing a share capital increase for the Company of a maximum nominal amount of €145,111.73, at a strike price (issuance premium included) of €3.23 per ordinary share.

For purposes of issuance of additional warrants to EIB in case of, and concurrently with, the release of the third tranche (Tranche C) of the EIB financing, Resolution 26 proposes to grant a specific delegation to our Board of Directors to implement the issuance of up to 1,538,461 additional warrants (the “BSA Tranche C Warrants”) giving EIB the right to subscribe up to 1,538,461 new ordinary shares, representing  a maximum nominal capital increase equal to 200,000 euros, provided the number of BSA Tranche C Warrants to be issued will be calculated based on an amount equal to the euro (EUR) equivalent of the average closing price (in USD) per ADS as reported by NASDAQ over the 90 days preceding the date of issuance of the relevant warrants. The BSA Tranche B Warrants and the BSA Tranche C Warrants will have terms similar to the BSA Tranche A Warrants and BSA Tranche B Warrants.

In the event that the Board of Directors uses the above delegation, it shall report to the next ordinary shareholders’ meeting on the use made by it of such delegations, in accordance with applicable laws and regulations.

For the purposes hereof, we ask you to approve the following proposed Resolution 26 to delegate to our Board of Directors, your authority to it in order to:

●	increase the share capital, by issuance of warrants or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights as part of an offer in favor of EIB or any of its affiliates, it being specified that the subscription price of the BSA Tranche C Warrants shall be equal to EUR 0.13 (thirteen euro cents) per warrant and their exercise price shall be equal to the EUR equivalent of the USD average closing price per ADS of the Company as reported by NASDAQ over the 90 days preceding the date of issuance of the warrants by the Board of Directors, as reduced by a discount of 10%.

This delegation of authority would be granted for a 18-month period.

For the full text of proposed Resolution 26, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

proposed RESOLUTION 26.

PROPOSED RESOLUTION 27

DELEGATION TO GRANT FREE SHARES TO EMPLOYEES AND/OR CORPORATE OFFICERS OF THE COMPANY OR GROUP COMPANIES

Under French law, our Board of Directors must have a specific delegation of authority from the shareholders to increase the Company’s share capital by issuing free Ordinary Shares.

If approved, the new authorization to grant free shares will supersede any previous authorization to grant free shares. The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing free shares as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see the section “Executive Compensation” elsewhere in this proxy statement.

The Board of Directors then proposes the shareholders authorize the Board of Directors, for a period of 38 months, to allocate existing or future Ordinary Shares in the Company, reserved for:

●	members of staff of the company or companies or economic interest groups that are directly or indirectly related to it as defined by Article L. 225-197-2 of the French Commercial Code;
●	and/or corporate officers who meet the conditions set out in Article L. 225-197-1 of the French Commercial Code.

The total number of shares that can be assigned free of charge pursuant to this authorization will not exceed 2,200,000 shares with a unit par value of 0.13 euro, representing a maximum nominal share capital increase equal to 286,000 euros on the date of the allocation decision. This limit will exclude, if applicable, the par value of any capital increase required to preserve the rights of the beneficiaries of bonus share awards in the event of transactions involving the Company’s capital during the vesting period.

The allocation of shares to beneficiaries will become definitive after a vesting period to be determined by the Board of Directors, which may not be less than one year. Beneficiaries shall, where applicable, be required to hold these shares for a period, set by the Board of Directors, at least equal to that necessary to ensure that the cumulative duration of the vesting and, where applicable, holding periods cannot be less than two years.

By way of exception, final allocation will take place before the end of the vesting period in the event that the beneficiary is classified as disabled under the second and third categories set out in Article L. 341-4 of the French Social Security Code.

This delegation supersedes, as from the date hereof, the unused portion, if any, of the delegation of authority granted by the General Meeting of June 27, 2025, in its sixteenth resolution.

For the full text of proposed Resolution 27, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE PROPOSED RESOLUTION 27.

PROPOSED RESOLUTION 28

DELEGATION TO INCREASE THE COMPANY’S SHARE CAPITAL TO THE BENEFIT OF EMPLOYEES WHO ARE MEMBERS OF A COMPANY SAVINGS PLAN

Under Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the Board of Directors is required to submit for approval by the shareholders a resolution to authorize the Board of Directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a company savings plan (plan d’épargne entreprise).

The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed 50,000 euros.

Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the Board of Directors would determine the issuance price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be cancelled.

This delegation of authority would be granted for a 18-month period.

This proposed resolution is required under Article L. 225-129-6 of the French Commercial Code. However, given the Company’s structure, this proposal is not consistent with the Company’s profit-sharing policies; therefore, we recommend not approving this proposed Resolution 28.

For the full text of proposed Resolution 28, please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST”

PROPOSED RESOLUTION 28.

PROPOSED RESOLUTION 29

APPROVAL OF AMENDMENTS TO ARTICLES 7 AND 8 OF THE BYLAWS OF THE COMPANY (ARTICLES RELATED TO SHARE CAPITAL)

For the sake of simplification, we propose that Article 7 (Share Capital Increase) and Article 8 (Share Capital Decrease) of our bylaws be amended to incorporate references to the applicable mandatory provisions of French law, rather than restating those provisions in full. This approach would ensure that any future changes to applicable laws or regulations are automatically reflected in the Company’s governing documents without the need for further amendments.

The proposed amended language of Articles 7 and 8 of our bylaws is set forth in the draft amended bylaws appended to the proposed resolution 29.

Subject to approval of the above amendments by this Annual General Meeting, the proposed amendments will be effective upon and after this Annual General Meeting.

For the full text of proposed Resolution 29 and the proposed amended Articles 7 and 8 of our bylaws please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 29.

PROPOSED RESOLUTION 30

APPROVAL OF AMENDMENTS TO ARTICLE 14 OF THE BYLAWS OF THE COMPANY

(ARTICLE RELATED TO THE BOARD OF DIRECTORS)

In order to reflect changes in applicable French laws and regulations and to provide greater flexibility in the operation of our Board, we propose to amend Article 14 of our bylaws so that:

●	In the event that the Chairman of the Board of directors fails to convene a meeting of the Board, any director may immediately convene a meeting of the Board without being required to wait for a two-month period;
●	Unless otherwise provided in the internal charters of the Board of directors, all decisions of the Board may be made by means of telecommunication, and directors participating in meetings in such manner shall be deemed present for the purposes of calculating quorum and majority; and
●	Decisions of the Board of directors may henceforth also be made by written consultation of the directors, including by electronic means, unless a director objects thereto.

The proposed amended language of Article 14 of our bylaws is set forth in the draft amended bylaws appended to the proposed resolution 30.

Subject to approval of the above amendments by this Annual General Meeting, the proposed amendments will be effective upon and after this Annual General Meeting.

For the full text of proposed Resolution 30 and the proposed amended Article 14 of our bylaws please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 30.

PROPOSED RESOLUTION 31

APPROVAL OF AMENDMENTS TO ARTICLE 22 OF THE BYLAWS OF THE COMPANY

(ARTICLE RELATED TO THE SHAREHOLDERS’ MEETING)

To reflect changes in applicable French laws and regulations, we propose to amend Article 22 of our bylaws in order to bring it into conformity with the provisions of Article R. 225-63, paragraphs 1 and 3 of the French Commercial Code, as amended by Decree No. 2026-94, dated February 13, 2026, in order to:

●	remove the requirement for prior consent of registered shareholders for the convening of general meetings by electronic means, shareholders being able to be convened electronically without their prior consent, and
●	amend the shareholder record date so as to set it at five (5) business days prior to the date of the general meeting.

The proposed amended language of Article 22 of our bylaws is set forth in the draft amended bylaws appended to the proposed resolution 31.

Subject to approval of the above amendments by this Annual General Meeting, the proposed amendments will be effective upon and after this Annual General Meeting.

For the full text of proposed Resolution 31 and the proposed amended Article 22 of our bylaws please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 31.

PROPOSED RESOLUTION 32

APPROVAL OF NONMATERIAL AMENDMENTS TO THE BYLAWS OF THE COMPANY

In order to reflect minor changes in applicable French laws and regulations and to clarify certain provisions of our bylaws, we proposed to make certain non-material changes to Articles 9 (Payment for Shares), 20 (Statutory Auditors), 21 (Expert), 26 (Inventory – Financial Statements), 30 (Dissolution) and 31 (Liquidation) of our bylaws.

The proposed amended language of Articles 9 (Payment for Shares), 20 (Statutory Auditors), 21 (Expert), 26 (Inventory – Financial Statements), 30 (Dissolution) and 31 (Liquidation) of our bylaws is set forth in the draft amended bylaws appended to the proposed resolution 32.

Subject to approval of the above amendments by this Annual General Meeting, the proposed amendments will be effective upon and after this Annual General Meeting.

For the full text of proposed Resolution 32 and the proposed amended Articles 9 (Payment for Shares), 20 (Statutory Auditors), 21 (Expert), 26 (Inventory – Financial Statements), 30 (Dissolution) and 31 (Liquidation) of our bylaws please see Annex A.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

PROPOSED RESOLUTION 32.

AUDIT COMMITTEE REPORT

As the audit committee of the Board of Directors, we are composed of independent directors as required by, and in compliance with, the listing standards of Nasdaq and applicable SEC rules. We operate pursuant to a written audit committee charter adopted by the Board of Directors. Following is the report of the audit committee with respect to the Company’s audited 2025 consolidated financial statements, which include its consolidated statements of financial position as of December 31, 2025 and 2024, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2025, and the related notes thereto.

Responsibilities. As described above under the heading “Board of Directors-Board Committees-Audit Committee,” the audit committee is responsible for, among other things, the evaluation and assessment of the independence and qualification of the independent registered public accounting firm to the extent permitted under French law. It is not the duty of the audit committee to plan or conduct audits or to prepare the Company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”) and has the primary responsibility for assuring their accuracy, effectiveness and completeness. The independent registered public accounting firm is responsible for auditing those financial statements and the effectiveness of internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S. GAAP, the Company’s financial position, results of operations and cash flows and whether the Company’s internal control over financial reporting is effective. However, the audit committee does review, upon completion of the audit, the consolidated financial statements proposed to be included in the Company’s reports with the SEC and recommends whether such financial statements should be included. The audit committee also reviews any analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issuances and judgments made in connection with the preparation of the financial statements and reviews with management and the independent registered public accounting firm, as appropriate, significant issuances that arise regarding accounting principles and financial statement presentation. The audit committee also reviews and discusses with the independent registered public accounting firm the critical audit matters arising from the audit of the Company’s financial statements. In addition, the audit committee reviews, upon completion of the audit, the consolidated financial statements prepared in accordance with IFRS as adopted by the European Union for the purpose of our statutory reporting requirements.

In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the audit committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the audit committee, the Board of Directors, management or by any board committee. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) or that the financial statements are presented in accordance with U.S. GAAP.

Review with Management and Independent Registered Public Accounting Firm. The audit committee reviewed and discussed the audited consolidated financial statements for 2025, including the quality of the Company’s accounting principles, with management and the Company’s independent registered public accounting firm for 2025, KPMG S.A. (KPMG). The audit committee also discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of the effectiveness of internal control over financial reporting pursuant to Section 404. KPMG provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee discussed with KPMG the latter’s independence, including whether its provision of non-audit services compromised such independence.

Conclusion of the Audit Committee. Based upon the reviews and discussions referred to above, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s 2025 Form 10 - K, as filed with the SEC on March 25, 2026.

Submitted by the audit committee of the Board of Directors:

Fran Schulz (Chairperson)

David Horn

Josh Levine

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm, KPMG has audited the accounts and records of the Company and its subsidiaries since 2018. A representative of KPMG is expected to be present at the Annual General Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

The fees for professional services rendered by KPMG in each of 2024 and 2025 were:

	Year Ended December 31,
	2025	2024

	(in thousands)
Audit Fees(1)(2)	$1,323	$1,210
Audit-Related Fees(3)	$23	$—
Tax Fees(4)	$—	$—
All Other Fees(5)	$—	$—
Total	$1,346	$1,210
(1)	As EDAP TMS S.A. is a company incorporated in France, a substantial portion of the audit fees are denominated in euros and have been translated into U.S. dollars using the average exchange rate for the period.
(2)	“Audit Fees” are the aggregate fees for the audit of our consolidated financial statements (including statutory financial statements for EDAP TMS S.A. and other consolidated entities, both French and foreign). This category also includes services relating to (i) procedures performed on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act for fiscal year 2024 and (ii) other services that are generally provided by the independent accountant, such as consents and assistance with and review of documents filed with the SEC.
(3)	“Audit-Related Fees” are the aggregate fees for assurance and related services reasonably related to the performance of the audit and not reported under Audit Fees. This includes fees related to assurance services on corporate social responsibility reporting requirement, as required under the French Commercial Code, and assurance services for the issuance of a report on compliance with bank covenants.
(4)	“Tax Fees” are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning related services.
(5)	“All Other Fees” are any additional amounts for products and services provided by the principal accountant.

Our audit committee approved all audit and non-audit services provided by our independent accountant.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Ordinary Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Ordinary Shares. During the fiscal year 2025, our directors and executive officers, and persons who own more than 10% of our Ordinary Shares were not subject to the reporting requirements of Section 16(a) of the Exchange Act due to our status as a foreign private issuer at that time.

OWNERSHIP OF SECURITIES

The following table sets forth information with respect to the beneficial ownership of our Ordinary Shares as of April 16, 2026 (unless otherwise indicated) for:

●	each beneficial owner of more than 5% of our outstanding Ordinary Shares;
●	each of our named executive officers, directors and director nominees; and
●	all of our executive officers, directors and director nominees as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of share options and EIB warrants that are immediately exercisable or exercisable within 60 days after April 16, 2026, and Ordinary Shares issuable upon the vesting of RSUs within 60 days after April 16, 2026. Such Ordinary Shares are also deemed outstanding for purposes of computing the percentage ownership of the person holding the option, EIB warrant or free share, but not the percentage ownership of any other person. The percentage ownership information shown in the table is based upon 37,484,069 Ordinary Shares outstanding as of April 29, 2026.

Except as otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Except as otherwise indicated in the table below, addresses of our named executive officers, directors, director nominees, and named beneficial owners are in care of EDAP TMS S.A., Parc d’Activites la Poudrette-Lamartine, 4/6, rue du Dauphiné, 69120 Vaulx-en-Velin, France.

Name of Beneficial Owner	Shares Beneficially Owned
5% Shareholders:	Number	%
Soleus Private Equity Fund II, L.P. (1)	7,309,254	19.5
Morgan Stanley (2)	3,138,680	8.4
Named Executive Officers, Directors and Director Nominees:[1]
Ryan Rhodes (3)	1,600,000	4.3
Ken Mobeck (4)	559,805	1.5
François Dietsch (5)	54,083	—
Steven Annen (6)	152,636	—
Sanket Shah(8)	27,778	—
Dr, Lance Willsey (7)	1,350,669	3.6
Fran Schulz	5,100	—
Josh Levine	25,000	—
David Horn	—	—
All executive officers, directors and director nominees as a group (9 persons)	3,775,071	10.1
*	Represents beneficial ownership of less than 1%.
(1)	Based on a Schedule 13G amendment filed by Soleus Private Equity GP II, LLC, Soleus Private Equity Fund II, L.P., Soleus PE GP II, LLC, Soleus Capital Master Fund, L.P., Soleus Capital, LLC, Soleus Capital Group, LLC, Soleus Capital Management, L.P., Soleus GP, LLC and Guy Levy on November 14, 2024. As reported on the Schedule 13G, 1,400,000 of the Ordinary shares are directly held by Soleus Private Equity Fund II, L.P. and 5,909,254 Ordinary Shares are held directly by Soleus Capital Master Fund.
(2)	Based on a Schedule 13G amendment filed by Morgan Stanley and Morgan Stanley & Co. International plc on February 9, 2023 and includes 3,138,680 Ordinary Shares.
(3)	Includes (a) 301,149 Ordinary Shares and (b) 1,266,666 Ordinary Shares issuable upon the exercise of stock options that are exercisable within 60 days of April 16, 2026.
(4)	Includes (a) 56,610 Ordinary Shares and (b) 503,195 Ordinary Shares issuable upon the exercise of stock options that are exercisable within 60 days of April 16, 2026.
(5)	Includes (a) 12,000 Ordinary Shares and (b) 43,083 Ordinary Shares issuable upon the exercise of stock options that are exercisable within 60 days of April 16, 2026.
(6)	Includes (a) 41,490 Ordinary Shares and (b) 111,146 Ordinary Shares issuable upon the exercise of stock options that are exercisable within 60 days of April 16, 2026.
(7)	Includes (a) 1,241,780 Ordinary Shares and (b) 108,889 Ordinary Shares issuable upon the exercise of stock options that are exercisable within 60 days of April 16, 2026.
(8)	Includes 27,778 Ordinary Shares issuable upon the exercise of stock options that are exercisable within 60 days of April 16, 2026.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Related Person Transactions

We have adopted written procedures concerning the review, approval or ratification of transactions with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, which we refer to as our related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, a holder of more than 5% of our outstanding voting securities, an immediate family member (as defined under applicable SEC rules) of any of the foregoing, or any person who was in such role at any time since the beginning of the last fiscal year. A related person transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest.

Directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related person transactions involving themselves and their immediate family members that are known to them. Throughout the year, directors and executive officers must notify our Chief Financial Officer or General Counsel of any potential related person transactions as soon as they become aware of any such transaction. Our Chief Financial Officer or General Counsel informs the audit committee and the Board of Directors of any related person transaction of which they are aware. The Board of Directors must approve or ratify any related person transactions. The audit committee or the Board of Directors may, in its discretion, engage outside counsel to review certain related person transactions.

During 2025, we have engaged in, or continued to be person to, the following related person transactions.

On August 19, 2019, EDAP Technomed Co. Ltd. (Japan) contracted a loan for 80,000,000 JPY (536,000 USD). As a current practice in Japan, this loan required a personal guarantee from the representative director, president and CEO of the subsidiary, Mr. Jean-François Bachelard. EDAP TMS S.A., as the parent company, counter-guaranteed this personal loan and agreed to indemnify Mr. Bachelard, in an indemnification letter dated September 12, 2019, expiring upon loan maturity date of August 26, 2026.

On April 22, 2020, EDAP Technomed Co. Ltd (Japan) contracted another loan for 50,000,000 JPY (335,000 USD) requiring a personal guarantee from the representative director, president and CEO of the subsidiary, Mr. Jean-François Bachelard. EDAP TMS S.A., as the parent company, counter-guaranteed this personal loan and agreed to indemnify Mr. Bachelard, in an indemnification letter dated June 2, 2020, expiring upon loan maturity date of April 2, 2025.

SHAREHOLDER RESOLUTIONS FOR
THE 2027 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Any shareholder desiring to present a resolution for inclusion in EDAP’s proxy statement for the 2027 Annual General Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must deliver such resolution to the Board of Directors at the address below no later than January 14, 2027. Only those resolutions that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in the Company’s proxy statement for the 2027 Annual General Meeting of Shareholders.

Under French law, shareholders are permitted to submit a resolution for consideration so long as such matter is received by the Board of Directors at the address below (by registered mail, not via electronic notice) no later than 25 days prior to the date of the meeting. Shareholders wishing to present resolutions at the 2027 Annual General Meeting of Shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nominations committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5° of the French Commercial Code in their submission.

In addition to satisfying the foregoing requirements, to comply with the Universal Proxy Rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act must provide notice to the Company at the address below no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (no later than April 27, 2027 for the 2027 Annual General Meeting) or 60 calendar days prior to the date of the 2027 Annual General Meeting if the meeting date has changed more than 30 days from the date of this year’s Annual General Meeting. Any such notice of intent to solicit proxies must also comply with all other requirements of Rule 14a-19 under the Exchange Act.

All submissions to the Board of Directors should be made to:

EDAP TMS S.A.

Parc d’Activites la Poudrette-Lamartine

4/6, rue du Dauphiné

69120 Vaulx-en-Velin, France

Or, if pursuant to U.S. law and not otherwise indicated herein, by electronic notice to Legal@Focalone.com

Attention: Board of Directors

INCORPORATION BY REFERENCE

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Report of the Compensation Committee” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.

OTHER MATTERS

The Board of Directors knows of no matters that may be submitted for consideration at the Annual General Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, which may be presented by a shareholder proponent at the Annual General Meeting if submitted by the deadline for such submissions. No person has provided notice to the Company of the names of director nominees for which it intends to solicit proxies as required under Rule 14a-19 of the Exchange Act. Holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairperson of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will not be counted as a vote “FOR” or “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If a holder of Ordinary Shares chooses to grant a proxy to the chairperson of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairperson of the Annual General Meeting shall have discretionary authority pursuant to Rule 14a-4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the Board of Directors and a vote against adopting any other such undisclosed resolutions not submitted or approved by the Board of Directors. Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement, except that if requested by the Company subject to the terms of the deposit agreement, if the holder of an ADS does not provide voting instructions, the Depositary for the ADSs will give a discretionary proxy to a person designated by the Company to vote the Ordinary Shares underlying an ADS, including an ADS held through a broker, bank or other nominee, (i) on each resolution included in this proxy statement that is not subject to substantial opposition and (ii) against any new matter that is submitted or existing matter that is amended following the date of this proxy statement (including during the Annual General Meeting). If such discretionary proxy under the aforementioned clause (i) is granted to the Company to vote on the resolutions included in this proxy statement, the Company intends to vote in accordance with the Board of Directors’ recommendation on each resolution.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS

We have either mailed to you with this proxy statement a copy of our 2025 Annual Report, including audited financial statements, or sent you a Notice of Internet Availability of Proxy Materials with the web address for accessing the 2025 Annual Report online. Copies of these materials are also available online through the SEC at www.sec.gov. We may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and the 2025 Annual Report, or the Notice of Internet Availability, as applicable, by delivering a single set of proxy materials to an address shared by two or more holders of Ordinary Shares or ADSs, unless contrary instructions are received prior to the mailing date. This delivery method can result in meaningful cost savings for us. We undertake to deliver promptly upon written or oral request at the address or phone number below a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the proxy materials in the future. If you hold Ordinary Shares and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Legal department at EDAP TMS S.A., Parc d’Activites la Poudrette-Lamartine, 4/6, rue du Dauphiné, 69120 Vaulx-en-Velin, France, or by email at Legal@Focalone.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary or your brokerage firm, as applicable.

ANNEX A

EDAP TMS S.A.

A corporation with a share capital of 4,907,968.26 euros

Registered office: Parc d’activité La Poudrette Lamartine

4, rue du Dauphiné - 69120 Vaulx en Velin, France

Lyon Registry of Commerce 316 488 204

RESOLUTIONS TO BE SUBMITTED
TO THE ORDINARY AND EXTRAORDINARY SHAREHOLDERS’ MEETING HELD
ON JUNE 26, 2026

Shareholders are invited to attend the Ordinary and Extraordinary General Meeting of EDAP-TMS S.A. (the “Company”) on June 26, 2026, at 3:00 pm., at the Company’s registered office located at 4 Rue du Dauphiné, 69120, Vaulx-en-Velin, France. The shareholders will deliberate on the following agenda and resolutions:

AGENDA OF THE ORDINARY ANNUAL SHAREHOLDERS’ MEETING:

1.	Renewal of the term of office of Ryan Rhodes as Director;
2.	Renewal of the term of office of Lance Willsey as Director;
3.	Renewal of the term of office of Fran Schulz as Director;
4.	Renew the term of office of Josh Levine as Director;
5.	Ratification of the temporary appointment of David Horn as Director decided by the Board of Directors on February 11, 2026;
6.	Renewal of the term of office of David Horn as Director;
7.	Approval of the related-person agreements referred to in Article L. 225-38 of the French Commercial Code
8.	Approval of the statutory financial statements for the fiscal year ended December 31, 2025;
9.	Approval of the consolidated financial statements (US GAAP and IFRS) for the fiscal year ended December 31, 2025;
10.	Allocation of the results for the fiscal year ended December 31, 2025;
11.	Renewal of the term of office of AGILI3F as statutory auditor;
12.	Non-binding advisory vote to approve the compensation for named executive officers of the Company;
13.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year;
14.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years;
15.	Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years;

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AGENDA OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING:

16.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with preferential subscription rights for shareholders;

17.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code);

18.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights through an offer referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code;

19.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics;

20.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics;

21.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics;

22.

Delegation of authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the above delegations;

23.	Delegation of authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets;
24.

Delegation of authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the proposed Twenty-third resolution;

25.

Determination of the overall maximum amount applicable to the financial delegations pursuant to the above Sixteenth resolution through Twenty-fourth resolution, granted to the Board of Directors to increase the share capital;

26.

Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of the European Investment Bank (the “EIB”) or any entity succeeding the EIB in connection with any financing contract;

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27.

Authorization to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders’ subscription rights for the new shares that can be issued;

28.

Delegation of authority to the Board of Directors to increase the Company’s share capital for the benefit of employees who are members of a company savings plan(s) (plan(s) d’épargne d’entreprise) implemented pursuant to Articles L. 3332-1 et seq. of the French Labor Code;

29.	Approval of amendments to Articles 7 and 8 of the bylaws of the Company (articles related to share capital);
30.	Approval of amendments to Article 14 of the bylaws of the Company (article related to the Board of Directors);
31.	Approval of amendments to Article 22 of the bylaws of the Company (article related to the Shareholders’ Meeting); and
32.	Approval of nonmaterial amendments to the bylaws of the Company.

*****

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Proposed resolutions within the authority of the Ordinary Shareholders’ Meeting to:

FIRST RESOLUTION(Renew the term of office of Ryan Rhodes as Director)

The Shareholders’ Meeting, voting on the quorum and majority conditions for Ordinary Meetings, having reviewed the report of the Board of Directors, acknowledges that Ryan Rhodes’s term of office as a director expires at the close of this Meeting and renews his appointment for an additional term of two years, expiring at the close of the Annual General Meeting to be held in 2028 to approve the financial statements for the year ending December 31, 2027.

Second resolution(Renew the term of office of Lance Willsey as Director)

The Shareholders’ Meeting, voting on the quorum and majority conditions for Ordinary Meetings, having reviewed the report of the Board of Directors, acknowledges that Lance Willsey’s term of office as a director expires at the close of this Meeting and renews his appointment for an additional term of two years, expiring at the close of the Annual General Meeting to be held in 2028 to approve the financial statements for the year ending December 31, 2027.

Third resolution(Renew the term of office of Fran Schulz as Director)

The Shareholders’ Meeting, voting on the quorum and majority conditions for Ordinary Meetings, having reviewed the report of the Board of Directors, acknowledges that Fran Schulz’s term of office as a director expires at the close of this Meeting and renews his appointment for an additional term of two years, expiring at the close of the Annual General Meeting to be held in 2028 to approve the financial statements for the year ending December 31, 2027.

Fourth resolution(Renew the term of office of Josh Levine as Director)

The Shareholders’ Meeting, voting on the quorum and majority conditions for Ordinary Meetings, having reviewed the report of the Board of Directors, acknowledges that Josh Levine’s term of office as a director expires at the close of this Meeting and renews his appointment for an additional term of two years, expiring at the close of the Annual General Meeting to be held in 2028 to approve the financial statements for the year ending December 31, 2027.

Fifth resolution(Ratification of the temporary appointment of David Horn as Director decided by the Board of Directors on February 11, 2026)

The Shareholders’ General Meeting, voting on the quorum and majority conditions for the Ordinary Meetings, having reviewed the report of the Board of Directors, having noted that the Board of Directors, at its meeting held on February 11, 2026, appointed David Horn as a Director to replace Glen French, who resigned, for the remainder of his term of office, i.e. until the close of the Annual General Meeting to be held in 2026 to approve the financial statements for the year ending December 31, 2025, ratifies, in accordance with the provisions of Article L. 225-24 of the French Commercial Code, the appointment of David Horn as a Director,

Sixth resolution(Renew the term of office of David Horn as Director)

The Shareholders’ Meeting, voting on the quorum and majority conditions for Ordinary Meetings, having reviewed the report of the Board of Directors, acknowledges that David Horn’s term of office as a director expires at the close of this Meeting and renews his appointment for an additional term of two years, expiring at the close of the Annual General Meeting to be held in 2028 to approve the financial statements for the year ending December 31, 2027.

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Seventh resolution(Approve the related-person agreements referred to in Article L. 225-38 of the French Commercial Code)

The Shareholders’ Meeting, deliberating pursuant to the quorum and majority requirements for ordinary meetings, having considered the statutory auditors’ special report relating to the agreements governed by Articles L. 225-38 et seq. of the French Commercial Code, notes that no agreement governed by the aforementioned article was entered into during the past fiscal year.

Eighth resolution(Approve the statutory financial statements for the fiscal year ended December 31, 2025)

The Shareholders’ Meeting, acting in accordance with the quorum and majority criteria required for ordinary shareholders’ meetings, and having considered:

–	the Board of Directors’ management report relating to the fiscal year ended December 31, 2025,
–	the Board of Directors’ report on corporate governance pursuant to Article L. 225-37 paragraph 6 of the French Commercial Code, and
–	the statutory auditors’ report relating to the annual accounts for the fiscal year ended December 31, 2025,

approves the annual accounts for the period ended December 31, 2025 as they have been presented; and thus approves the transactions transcribed in the aforesaid annual accounts and summarized in such reports.

Ninth resolution(Approval of the consolidated financial statements (USGAAP and IFRS) for the fiscal year ended December 31, 2025)

The Shareholders’ Meeting, acting in accordance with the quorum and majority criteria required for ordinary shareholders’ meetings, and having considered:

–	the report on the management of the group for the fiscal year ending December 31, 2025, and on the consolidated financial statements for said fiscal year,
–	the statutory auditors’ report relating to consolidated financial statements for the year ended December 31, 2025, prepared in accordance with IFRS,
–	the statutory auditors’ report relating to the consolidated accounts prepared for the year ended December 31, 2025, prepared in accordance with U.S. generally accepted accounting principles (US GAAP), approves the consolidated financial statements for the year ended December 31, 2025, prepared in accordance with IFRS,

approves the consolidated accounts relating to the fiscal year ended December 31, 2025 established in accordance with U.S. GAAP, as they have been presented in the annual report on our consolidated financial statements (Form 10-K) submitted to the Securities and Exchange Commission (“SEC”) on March 25, 2026;

approves the transactions reflected in these consolidated accounts and summarized in said reports,

grants, therefore, a release to all members of the Board of Directors for their management during fiscal year ended December 31, 2025.

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Tenth resolution(Allocation of the results for the fiscal year ended December 31, 2025)

The Shareholders’ Meeting, voting under the quorum and majority conditions required for ordinary general meetings, having considered the management report of the Board of Directors,

acknowledges that the result of the financial year ended December 31, 2025 is a net book loss of (3,582,723) euros.

decides to allocate the entire net book loss, i.e. the sum of (3,582,723) euros to the debit item “retained earnings,” thus increasing it from (15,696,867) euros to (19,279,590) euros,

in accordance with the provisions of Article 243 bis of the French General Tax Code, notes that no dividends have been distributed during the last three financial years,

pursuant to Article 223 quater of the French General Tax Code, notes that there are no non-deductible expenses and charges referred to in Article 39-4 of this Code.

Eleventh resolution(Renewal of the term of office of AGILI3F as statutory auditor)

The Shareholders’ Meeting, voting under the quorum and majority conditions required for ordinary general meetings,

having reviewed the report of the Board of Directors,

renews the appointment of AGILI3F, domiciled at 69 Boulevard des Canuts, 69004 Lyon, France (840 062 442 RCS Lyon), as the statutory auditor of the Company, for a term of six (6) fiscal years expiring at the close of the Annual Ordinary General Meeting called to approve the financial statements for the fiscal year ending December 31, 2031.

AGILI3F has already accepted the renewal of its duties as statutory auditor and has declared that it is not subject to any incompatibility preventing it from accepting said duties.

Twelfth resolution(Non-binding advisory vote to approve the compensation for the named executive officers of the Company)

The Shareholders’ Meeting, voting under the quorum and majority conditions required for ordinary general meetings,

having reviewed the report of the Board of Directors,

approves, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Executive Compensation section, the compensation tables and the narrative discussion.

Thirteenth resolution(Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year)

The Shareholders’ Meeting, voting under the quorum and majority conditions required for ordinary general meetings,

having reviewed the report of the Board of Directors,

decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every year.

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Fourteenth resolution(Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years)

The Shareholders’ Meeting, voting under the quorum and majority conditions required for ordinary general meetings,

having reviewed the report of the Board of Directors,

decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every two years.

Fifteenth resolution(Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years)

The Shareholders’ Meeting, voting under the quorum and majority conditions required for ordinary general meetings,

having reviewed the report of the Board of Directors,

decides, on a non-binding advisory basis, that the shareholders of the Company should have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement every three years.

Proposed resolutions within the authority of the Extraordinary Shareholders’ Meeting:

Sixteenth resolution(Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with preferential subscription rights for shareholders)

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings and noting that the share capital is fully paid-up,

having considered the report of the Board of Directors and the statutory auditors’ report,

pursuant to the provisions of Articles L. 225-129 et seq. of the French Commercial Code, and in particular Articles L. 225-129 to L. 225-129-6, L. 225-132, L. 225-133, L. 225-134, L. 228-91, L. 228-92 and L. 228-93 thereof,

1.delegates its authority to the Board of Directors, with the faculty to sub-delegate to the extent possible under applicable law, to decide, in the proportions and at the time it deems appropriate, one or several capital increases by issuance, in France or abroad, of ordinary shares of the Company or any securities giving access by any means, whether immediately and/or in the future, to the share capital of the Company or of any company that directly or indirectly holds more than half of its share capital or of which it directly or indirectly holds more than half of the share capital, or any securities giving a right to the allocation of debt securities. Said securities may be issued in euros, in foreign currencies or in any monetary unit established by reference to several currencies, at the discretion of the Board of Directors, the subscription of which may be made either in cash or by offsetting receivables,
2.decides that the aggregate maximum nominal amount of the capital increases that may be carried out, immediately or in the future, pursuant to this resolution is set at 2,600,000 euros (or its equivalent in foreign currencies as at the date of subscription), to which amount must be added, if need be, the nominal amount of the additional shares or securities to be issued to preserve as provided by law and by any applicable contractual provision providing for any other cases of adjustments, the rights of the holders of securities giving access to the share capital and other rights giving access to the share capital, this amount being applied against the aggregate maximum provided for in the Twenty-fifth resolution below,

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3.decides to fix at 75,000,000 euros (or its equivalent in foreign currency on the date of subscription) the maximum nominal amount of debt securities that may be issued under this delegation, provided that:

–	this amount will be increased, if applicable, by any redemption premium above par,
–	this amount will be applied against the aggregate maximum referred to in the Twenty-fifth resolution below,
–

this aggregate maximum does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issuance of which would be decided or authorized by the Board of Directors under the conditions provided for in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with Article L. 228-36-A of the French Commercial Code,

4.decides that the shareholders may exercise, in accordance with the law and regulations in force, their preferential subscription rights to the ordinary shares and the securities issued pursuant to the present delegation,
5.decides that the Board of Directors may grant shareholders the right to subscribe to securities in excess of those they may subscribe to as of right (droit de souscription à titre réductible), which shall be exercised in proportion to their rights and within the limits of their requests,
6.decides that if the subscriptions as of right (souscription à titre irréductible), or as the case may be, the excess subscriptions (souscription à titre réductible) have not absorbed the entire issuance of securities, the Board of Directors may choose, in the order that seems relevant to it, one or several of the options below:
–

limit the issuance to the amount of the subscriptions received, provided that such subscription is equivalent to at least three-fourths of the initial amount of the relevant issuance as decided by the Board of Directors,

–	distribute freely all or some of the unsubscribed shares, which have not been subscribed as of right, or as the case may be, excess subscriptions, and/or
–	offer to the public all or part of the unsubscribed securities,
7.specifies that transactions contemplated by this delegation may be carried out at any moment, including during a tender offer and/or a standing market offer for the securities of the Company,
8.decides that the Board of Directors shall have all powers to implement this delegation, in accordance with the law and the Company’s by-laws, in order, in particular, to decide the dates, terms and conditions of issuances, the form and characteristics of shares or securities giving access to the share capital or debt securities to be issued, with or without a premium. The Board of Directors shall in particular determine the amount to be issued, set the date of dividend rights, including a retroactive date, for the securities to be issued, determine the method of paying-up of the shares or securities giving access to the share capital to be issued immediately or in the future; if need be, the strike price and exercise period of the securities or the terms of the exercise of the rights for exchange, conversion, repayment, or attribution by other manner of shares or securities giving access to the share capital pursuant to this delegation,
9.decides that the Board of Directors shall have all powers, with the faculty to sub-delegate to the extent possible under applicable law, to implement this delegation, on one or more occasions, and in such proportions and at any such times it may deem appropriate, and to issue the corresponding securities or to postpone such issuances, enter into all agreements to ensure the success of the contemplated issuances, acknowledge the completion of such issuances and amend accordingly the by-laws and more generally, to do the following:

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–	determine, in accordance with applicable laws, the possible adjustments of the terms under which the securities may in the future give access to the share capital,
–	suspend, if need be, the exercise of rights attached to such securities as permitted by laws and regulations, for a maximum period of three (3) months,
–	deduct any amounts from the share premiums, in particular, the cost of any capital increases,
–	ensure in the future the protection of the rights of holders of securities giving access to the share capital of the Company in accordance with applicable laws and regulations,
–

take all measures and perform all formalities required in light of the issuance, listing and financial services for the securities issued pursuant to this resolution and the exercise of rights attached thereto,

10.acknowledges that, in the event that the Board of Directors uses the delegation of authority granted to it under this resolution, it shall report to the next shareholders’ general meeting on the use made by it of such delegation, in accordance with applicable laws and regulations,
11.decides the present delegation is granted for a period of twenty-six (26) months from the date of this meeting and replaces any prior authorization having the same purpose.

Seventeenth resolution(Delegate to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code))

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings and noting that the share capital is fully paid-up,

having considered the report of the Board of Directors and the statutory auditors’ report,

pursuant to the provisions of Articles L. 225-129, L. 225-129-2, L. 225-135, L. 225-136 and L. 228-91 et seq. of the French Commercial Code,

1.delegates its authority to the Board of Directors, with the faculty to sub-delegate to the extent possible under applicable law, to decide, in the proportions and at the time it deems appropriate, one or several capital increases by issuance of, in France or abroad, ordinary shares of the Company or any securities giving access by any means, whether immediately and/or in the future, to the share capital of the Company or of any company that directly or indirectly holds more than half of its share capital or of which it directly or indirectly holds more than half of the share capital, or any securities giving a right to the allocation of debt securities. Said securities may be issued in euros, in foreign currencies or in any monetary unit established by reference to several currencies, at the discretion of the Board of Directors, the subscription of which may be made either in cash or by offsetting receivables,
2.decides the issuances that may be carried out pursuant to this delegation may be carried out through a public offering (excluding offerings referred to in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code), it being specified that the Company may proceed by way of the filing of a registration statement with the SEC in the United States,
3.decides that the maximum nominal amount of the capital increases, which may be carried out immediately or in the future pursuant to this resolution, is set at 2,600,000 euros (or its equivalent in foreign currencies in case of issuance in another currency), to which amount must be added, if need be, the nominal amount of the additional shares or securities to be issued to preserve, as provided by law and by any applicable contractual provision providing for other cases of adjustments, the rights of the holders of securities giving

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access to the share capital and other rights giving access to the share capital; this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
4.decides to set at 75,000,000 euros (or its equivalent in foreign currencies as at the date of subscription), the maximum nominal amount of debt securities that may be issued pursuant to this delegation, provided that:
–	this amount will be increased, if applicable, by any redemption premium above par,
–	this amount will be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
–

this aggregate maximum does not apply to the debt securities referred to in Articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code, the issuance of which would be decided or authorized by the Board of Directors under the conditions provided for in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with Article L. 228-36- A of the French Commercial Code;

5.decides to cancel the shareholders’ preferential subscription rights to the shares and/or any securities and/or any debt securities to be issued in accordance with this delegation,
6.decides that the issue price of each share, security, or debt instrument issued pursuant to this delegation shall be determined by the Board of Directors, it being specified that in any event, such price may not be less than the volume-weighted average price of the last 3 trading sessions on the NASDAQ market preceding the determination of the issue price, potentially reduced by a maximum discount of 30%, taking into account, where applicable, their dividend entitlement date, and it being further specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation: (i) the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issue of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and (ii) the issuance price of said securities giving will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issue of these securities, not less than the aforementioned minimum amount,
7.acknowledges that this delegation shall automatically result in the waiver by the shareholders of their preferential subscription rights to the shares to which the issued securities entitle them, in favor of holders of securities to be issued by the Board of Directors,
8.decides that the Board of Directors shall have all powers to implement this delegation, in accordance with the law and the Company’s by-laws, in particular, in order to decide the dates, terms and conditions of issuances, the form and characteristics of shares or securities giving access to the share capital or debt securities to be issued, with or without a premium. The Board of Directors shall in particular determine the amount to be issued, set the date of dividend rights, including retroactive, for the securities to be issued, determine the method of paying-up of the shares or securities giving access to the share capital to be issued immediately or in the future; if need be, the strike price and exercise period of the securities or the terms of the exercise of the rights for exchange, conversion, repayment, or attribution by other manner of shares or securities giving access to the share capital pursuant to this delegation,
9.decides that the Board of Directors shall have all powers to implement this delegation, on one or more occasions, and in such proportions and at any such times it may deem appropriate, and to issue the corresponding securities or to postpone such issuances, enter into all agreements to ensure the success of the contemplated issuances, acknowledge the completion of such issuances and amend accordingly the by-laws and more generally, to do the following:

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–	determine, in accordance with applicable laws, the possible adjustments of the terms under which the securities may in the future give access to the share capital,
–	suspend, if need be, the exercise of rights attached to such securities as permitted by laws and regulations, for a maximum period of three (3) months,
–	deduct any amounts from the share premiums, in particular, the cost of any capital increases,
–	ensure in the future the protection of the rights of holders of securities giving access to the share capital of the Company in accordance with applicable laws and regulations,
–

take all measures and perform all formalities required in light of the issuance, listing and financial services for the securities issued pursuant to this resolution and the exercise of rights attached thereto,

10.acknowledges that, in the event that the Board of Directors uses the delegation of authority granted to it under this resolution, it shall report to the next shareholders’ general meeting on the use made by it of such delegation, in accordance with applicable laws and regulations,
11.decides the present delegation is granted for a period of twenty-six (26) months from the date of this meeting and replaces any prior authorization having the same purpose.

Eighteenth resolution(Delegate to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights through an offer referred to in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code)

The Shareholders’ Meeting, deliberating under the quorum and majority conditions required for extraordinary shareholders’ meetings,

having reviewed the Board of Directors’ report and the statutory auditors’ report,

in accordance with the provisions of Articles L. 225-129, L. 225-129-2, L. 225-135, L. 225-136, and L. 228-91, and following of the French Commercial Code and paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code,

1.delegates to the Board of Directors its authority, with the faculty to sub-delegate to the extent possible under applicable law, to decide, on one or more occasions, in the proportions and at the time it deems appropriate, in France or abroad, to issue ordinary shares in the Company or any capital securities giving access to other capital securities or giving access to the allocation of debt securities, and/or marketable securities (including, in particular, any debt securities) giving access to future capital securities in the Company or of any company that directly or indirectly owns more than half of its capital or of which it directly or indirectly owns, with the ability to issue these securities in euros or in foreign currency or any other monetary unit established by reference to several currencies, at the discretion of the Board of Directors, that may be paid up in cash, including through the offsetting of receivables,
2.decides that the issues that may be carried out pursuant to this resolution may be carried out by means of offers referred to in paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code, and in particular to qualified investors or a limited circle of investors,
3.decides that the securities thus issued may consist of debt securities, be related to the issuing of such securities or allow their issue as intermediate securities,
4.decides to waive the preferential subscription rights of the shareholders over ordinary shares or securities issued pursuant to this delegation,

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5.notes, where applicable, that this delegation automatically entails the waiver by the shareholders of their preferential subscription rights to the shares to which these securities give entitlement, in favor of the holders of the securities thus issued,
6.decides that the total nominal amount of share capital increases that may be carried out immediately and/or in future, pursuant to this delegation, may not be higher than 2,600,000 euros nor in any circumstances exceed the limits provided in the regulations applying on the date of issue (by way of indication, on the date of this Shareholders’ Meeting, the issuance of equity securities carried out by an offer covered by paragraph 1° of Article L. 411-2 of the French Monetary and Financial Code is limited to 30% of the capital of the Company each year, with this share capital being assessed on the date that the Board of Directors decides to use this delegation), being the maximum amount to which shall be added, where applicable, the additional amount of the shares to be issued in order to maintain, in accordance with legal and regulatory provisions and, where applicable, with contractual provisions that apply, the rights of the bearers of securities and other rights giving access to the share capital,
7.decides the nominal amount of the increases in share capital that may be thus carried out shall be applied against the aggregate maximum amount referred to in the Twenty-fifth resolution below,
8.decides to set at 75,000,000 euros (or the equivalent amount in the event it is issued in another currency) the maximum nominal amount of debt securities that may be issued pursuant to this delegation, it being specified that:
–	this amount will be increased, where applicable, by any redemption premium above the par value,
–	this amount will be applied against the aggregate maximum referred to in the Twenty-fifth resolution below,
–

this maximum does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A and L. 228-92 sub paragraph 3 of the French Commercial Code the issuance of which would be resolved or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, or in the other cases, under conditions to be determined by the Company in accordance with Article L. 228-36-A of the French Commercial Code,

9.decides that, if the subscriptions have not completely taken up all of such an issuance, the Board of Directors may use, in the order that it decides, one or other of the following powers:
–	limiting the issue to the amount of subscriptions, on condition that this reaches at least three-quarters of the issue that was initially agreed,
–	freely allocate all or part of the unsubscribed securities between the persons of its choice,
10.decides that the issue price of shares issued by virtue of this delegation shall be determined by the Board of Directors and shall not be less than the volume-weighted average price of the last 3 trading days, on the Nasdaq market, preceding the setting of the price of the issuance, possibly reduced by a maximum discount of 30%, taking into account, where applicable, the date from which they begin to bear dividend rights, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation: (i) the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issue of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and (ii) the issuance price of said securities will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issue of these securities, not less than the aforementioned minimum amount,

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11.decides that the Board of Directors shall have all powers, with the faculty to sub-delegate to the extent possible under applicable law, in order to implement, in accordance with legal provisions and with the Company’s bylaws, this delegation for the purpose notably of:
–	setting the dates, terms and conditions for any issue as well as the form and characteristics of the shares or securities to be issued that give access to the share capital, with or without a premium;
–

setting the amounts to be issued, the date, which may be retroactive, from which the shares or securities giving access to the share capital to be issued begin to bear dividend rights and their terms of payment and, where applicable, the arrangements for the exercise of any rights of exchange, conversion, redemption or allotment by any other means of equity securities or securities giving access to the share capital;

–

making any adjustments required pursuant to the legal and regulatory provisions and, where applicable, to contractual provisions that apply, in order to protect the rights of the bearers of securities or other rights giving access to the share capital of the Company; and

–	suspending, where applicable, the exercise of rights attached to these securities during a maximum period of three months.
12.decides that the Board of Directors may:
–

at its own initiative, and as it deems appropriate, charge the costs, fees and expenses incurred by the capital increases by virtue of the delegation under this resolution, against the amount of the premiums related to these transactions and deduct, from these premiums, the sums required to bring the legal reserve to one-tenth of the new amount of share capital after each capital increase,

–

take any measures, enter into any commitment and carry out any formalities that are appropriate to successfully complete the issue and to finalize the share capital increase and make the relevant amendments to the Company’s bylaws,

13.notes that, if the Board of Directors uses the delegation of authority conferred upon it by this resolution, it shall report on this to the next ordinary shareholders’ meeting, in accordance with legal and regulatory provisions,
14.decides that this delegation is granted for a period of twenty-six (26) months from the date of this meeting and replaces any prior authorization having the same purpose.

Nineteenth resolution(Delegate to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics)

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings, having considered the report of the Board of Directors and the statutory auditors’ report, pursuant to the provisions of Articles L. 225-129 et seq., L. 225-135, L. 225-138 and L. 228-91 et seq. of the French Commercial Code,

1.delegates its authority to the Board of Directors, with the faculty to sub-delegate to the extent possible under applicable law, to decide, in the proportions and at the time it deems appropriate, one or several capital increases by issuance of, in France or abroad, ordinary shares of the Company or any securities giving access by any means, whether immediately and/or in the future, to the share capital of the Company (including, in particular, bonds redeemable or convertible into shares and all share warrants, attached or not to shares or other securities). Such securities may be issued in euros, in foreign currencies or in any monetary units

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established by reference to several currencies, at the discretion of the Board of Directors, the subscription of which may be made either in cash or by offsetting receivables,
2.decides that the issuance of preferred shares is expressly excluded from this delegation,
3.decides that the maximum nominal amount of the capital increases that can be carried out, immediately or in the future, pursuant to the authority delegated by the shareholders meeting to the Board of Directors by this resolution, is set at 2,600,000 euros (or its equivalent in foreign currencies as at the date of subscription) to which amount must be added, if need be, the nominal amount of the additional shares or securities to be issued to preserve, as provided by law and by any applicable contractual provision providing for other adjustments, the rights of the holders of securities giving access to the share capital and other rights giving access to the share capital; this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
4.decides to set at 75,000,000 euros (or its equivalent in foreign currencies as at the date of subscription), the maximum nominal amount of debt securities which may be issued pursuant to this delegation, provided that :
–	this amount will be increased, if applicable, by any redemption premium above par,
–	this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
–

this aggregate maximum does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code which the issuance would be decided or authorized by the Board of Directors under the conditions provided for in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with Article L. 228-36- A of the French Commercial Code,

5.	decides to cancel the shareholders’ preferential subscription rights for the shares and securities which would be issued hereto and to reserve subscription of such shares and securities that are the subject of this resolution to the new or existing investors that meet all of the criteria specified in A. or B. below, for a minimum individual subscription amount of 250,000 euros (taking into account, in the event of issuance of securities giving access to the share capital, (i) the subscription amount paid at the time of subscription for the securities giving access to the share capital, and (ii) the subscription amount that may be paid to acquire the shares underlying these securities giving access to the share capital) or its equivalent in foreign currencies as at the date of subscription (issuance premium included):

A.

(i)	institutional investors or individuals being, as the case may be, qualified institutional buyers or institutional accredited investors under U.S. law or qualified investors (investisseurs qualifiés) under French law (e.g., investment funds, investment companies, pension funds, banks and other financial institutions, insurance companies, etc.); and
(ii)	specialized or skilled in the health care or biotechnologies sectors or specialized in investing in companies with high growth potential; or
B.

any placement agent or underwriter in connection with the offering or the placement of shares or securities giving access to the Company’s share capital to investors meeting the criteria set forth in A. above, as part of such agent’s or underwriter’s compensation for their services;

C.

any credit establishment, any financial services intermediary or member of a syndicate, French or foreign, including, but not limited to, those which would intervene to facilitate the settlement of the shares as part of a capital increase in the future; or

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D.

Credit institutions, service providers, investment funds or companies undertaking to subscribe for or guarantee the completion of the share capital increase or of any issue of securities likely to result in a capital increase (including, in particular, through the exercise of share subscription warrants) that could be carried out by virtue of this delegation in the context of the implementation of an equity or bond financing agreement, including in particular any “At-the-market (ATM)” financing program,

6.specifies that, pursuant to Article L. 225-132 of the French Commercial Code, this delegation shall automatically result in the cancellation by the shareholders of their preferential subscription rights to the shares to which the issued securities entitle them,
7.decides that the issue price of the shares that may be issued pursuant to this delegation shall not be less than the volume-weighted average price of the last 3 trading days, on the Nasdaq market preceding the setting of the price of the issuance, possibly reduced by a maximum discount of 30%, taking into account, if applicable, their dividend entitlement date, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation: (i) the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issue of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and (ii) the issuance price of said securities will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issue of these securities, not less than the aforementioned minimum amount,
8.decides that the Board of Directors shall have all powers to implement this delegation, in accordance with applicable laws, including but not limited to the following purposes:
–

determining, the amount of the share capital increase, the issuance price (it being specified that the latter will be set in accordance with the modalities defined above) as well as any issuance premium, that may be requested,

–	setting the dates, the terms and conditions of any issuance as well as the form and characteristics of shares or securities giving access to the share capital to be issued,
–	setting the date of dividend rights, including retroactive, for the shares and securities giving access to the share capital to be issued, and determine the method of paying-up,
–	setting the list of beneficiaries for each of the aforementioned categories and the number of shares to be allocated to each of them,
–

allocating the costs of capital increases to the amount of premiums related thereto and deduct from such amount the sums necessary to raise the level of the legal reserve to one-tenth of the new capital after each capital increase,

–	completing formalities following each capital increase and subsequent modification of the by-laws,
–

more generally, entering into any agreement, in particular if necessary to ensure completion of the contemplated issuances, taking all measures and completing all formalities required in light of the issuance, listing and financial services for the securities issued pursuant to this resolution and the exercise of rights attached thereto,

9.decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting and replaces any prior authorization having the same purpose,

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10.acknowledges that, in the event that the Board of Directors uses the delegation of authority granted to it under this resolution, it shall report to the next shareholders’ general meeting on the use made by it of such delegation, in accordance with applicable laws and regulations.

Twentieth resolution(Delegate to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics)

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings,

having considered the report of the Board of Directors and the statutory auditors’ report,

pursuant to the provisions of Articles L. 225-129 et seq., L. 225-135, L. 225-138 and L. 228-91 et seq. of the French Commercial Code,

1.delegates its authority to the Board of Directors, with the faculty to sub-delegate to the extent possible under applicable law, to decide, in the proportions and at the time it deems appropriate, one or several capital increases by issuance of, in France or abroad, ordinary shares of the Company or any securities giving access by any means, whether immediately and/or in the future, to the share capital of the Company (including, in particular, bonds redeemable or convertible into shares and all share warrants, attached or not to shares or other securities). Such securities may be issued in euros, in foreign currencies or in any monetary unit established by reference to several currencies, at the discretion of the Board of Directors, the subscription of which may be made either in cash or by offsetting receivables,
2.decides that the issuance of preferred shares is expressly excluded from this delegation,
3.decides that the maximum nominal amount of the capital increases that can be carried out, immediately or in the future, pursuant to the authority delegated by the Shareholders’ Meeting to the Board of Directors by this resolution, is set at 2,600,000 euros (or its equivalent in foreign currencies at the date of subscription) to which amount must be added, if need be, the nominal amount of the additional shares or securities to be issued to preserve, as provided by law and by any applicable contractual provision providing for other cases of adjustments, the rights of the holders of securities giving access to the share capital and other rights giving access to the share capital, this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
4.decides to set at 75,000,000 euros (or its equivalent in foreign currencies as at the date of subscription), the maximum nominal amount of debt securities that may be issued pursuant to this delegation, provided that:
–	this amount will be increased, if applicable, by any redemption premium above par,
–	this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
–

this aggregate maximum does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code which the issuance would be decided or authorized by the Board of Directors under the conditions provided for in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with Article L. 228-36- A of the French Commercial Code,

5.decides to cancel the shareholders’ preferential subscription rights for the shares and securities which would be issued hereto and to reserve subscription of such shares and securities which are the subject of this resolution in favor of the following new or existing investors, with a maximum of 150 subscribers, with a minimum individual subscription amount of 10,000 euros (taking into account, in the event of the issuance of

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securities giving access to the share capital, (i) the subscription amount paid upon subscription to the securities giving access to the share capital and (ii) the subscription amount that may be paid to acquire the shares underlying the securities giving access to the share capital) or its equivalent in foreign currencies as at the date of subscription (issuance premium included):
(i)	practitioners who have used the Company’s technologies over the course of the last 24 months preceding the issuance of the securities, subject to compliance with the applicable laws and professional ethics; and/or,
(ii)	commercial partners of the Company having entered or which will enter into a business agreement with the Company over the last 24 months preceding the issuance of the securities, and/or
(iii)	patients who have benefited from treatments using technologies developed by the Company over the last 10 years,
6.specifies that, pursuant to Article L. 225-132 of the French Commercial Code, this delegation shall automatically result in the cancellation by the shareholders of their preferential subscription rights to the shares to which the issued securities entitle them,
7.decides that the issue price of the shares that may be issued pursuant to this delegation shall not be less than the volume-weighted average price of the last 3 trading days on the Nasdaq market preceding the setting of the price of the issue, possibly reduced by a maximum discount of 30%, taking into account, if applicable, their dividend entitlement date, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation: (i) the issuance price of the shares resulting from their exercise, conversion or exchange may be set, at the discretion of the Board of Directors, by reference to a calculation formula defined by the Board of Directors and applicable after the issue of said securities (for example on their exercise, conversion or exchange date), in which case the aforementioned discount may be assessed, if the Board sees fit, on the date of application of the said formula (and not on the date on which the issuance price of the securities is set), and (ii) the issuance price of said securities will be such that the amount received immediately by the Company, if any, plus the amount that may be received upon exercise or conversion of said securities, is, for each share issued as a result of the issue of these securities, not less than the aforementioned minimum amount,
8.decides that the Board of Directors shall have all powers to implement this delegation, in compliance with applicable laws, including but not limited to the following purposes:
–

determining the amount of the share capital increase, the issuance price (it being specified that the latter will be set in accordance with the conditions defined above) as well as any issuance premium, that may be requested,

–	setting the dates, the terms and conditions of any issuance as well as the form and characteristics of shares or securities giving access to the share capital to be issued,
–	setting the date of dividend rights, including a retroactive date, for the shares and securities giving access to the share capital to be issued, and determine the method of paying-up,
–	setting the list of beneficiaries for the aforementioned category and the number of shares to be allocated to each of them,
–

allocating the costs of capital increases to the amount of premiums related thereto and deduct from such amount the sums necessary to raise the level of the legal reserve to one-tenth of the new capital after each capital increase,

–	completing formalities following each capital increase and subsequent modification of the by-laws,

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–

more generally, entering into any agreement, in particular if necessary to ensure completion of the contemplated issuances, taking all measures and completing all formalities required in light of the issuance, listing and financial services for the securities issued pursuant to this resolution and the exercise of rights attached thereto,

9.decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting and replaces any prior authorization having the same purpose,
10.acknowledges that, in the event that the Board of Directors uses the delegation of authority granted to it under this resolution, it shall report to the next shareholders’ general meeting on the use made by it of such delegation, in accordance with applicable laws and regulations.

Twenty-first resolution(Delegate to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics)

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings,

having considered the report of the Board of Directors and the statutory auditors’ report,

pursuant to the provisions of Articles L. 225-129 et seq., L. 225-135, L. 225-138 and L. 228-91 et seq. of the French Commercial Code,

1.delegates its authority to the Board of Directors, with the faculty to sub-delegate to the extent possible under applicable law, to decide, in the proportions and at the time it deems appropriate, one or several capital increases by issuance of, in France or abroad, ordinary shares of the Company or any securities giving access by any means, whether immediately and/or in the future, to the share capital of the Company (including, in particular, bonds redeemable or convertible into shares and all share warrants, attached or not to shares or other securities). Such securities may be issued in euros, in foreign currencies or in any monetary unit established by reference to several currencies, at the discretion of the Board of Directors, the subscription of which may be made either in cash or by offsetting receivables,
2.decides that the issuance of preferred shares is expressly excluded from this delegation,
3.decides that the maximum nominal amount of the capital increases that can be carried out, immediately or in the future, pursuant to the authority delegated by the Shareholders’ Meeting to the Board of Directors by this resolution, is set at 2,600,000 euros (or its equivalent in foreign currencies at the date of subscription) to which amount must be added, if need be, the nominal amount of the additional shares or securities to be issued to preserve, as provided by law and by any applicable contractual provision providing for other cases of adjustments, the rights of the holders of securities giving access to the share capital and other rights giving access to the share capital, this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below.
4.decides that the maximum nominal amount of debt instruments that may be issued pursuant to this delegation is set at 75,000,000 euros (or its equivalent in foreign currency on the date of subscription), it being specified that:
–	this amount shall be increased, as the case may be, by any redemption premium above par;
–	this amount shall count toward the overall cap referred to in the Twenty-fifth resolution below;
–	this cap shall not apply to debt instruments referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92, paragraph 3, of the French Commercial Code, the issuance of which would be decided or

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authorized by the Board of Directors under the conditions provided for in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of Article L. 228-36-A of the French Commercial Code;

5.decides to cancel the shareholders’ preferential subscription rights for the shares and securities that would be issued hereto and to reserve subscription of such shares and securities that are the subject of this resolution in favor of the following category: (i) directors and officers of the Company holding office on the date of issue of the shares or the securities or (ii) individuals tied to the Company by an employment contract the date of the issue of the shares or the securities,
6.specifies that, pursuant to Article L. 225-132 of the French Commercial Code, this delegation shall automatically result in the cancellation by the shareholders of their preferential subscription rights to the shares to which the issued securities entitle them,
7.decides the issue price of the shares that may be issued pursuant to this delegation shall be determined by the Board of Directors by reference, alternatively, to (i) the price of the last transaction involving the Company’s share capital carried out during the preceding 6 months, with a possible premium or a possible discount of up to a maximum of 10% relative to such price, or (ii) the volume-weighted average price of the last 3 trading sessions on the NASDAQ market preceding the determination of the issue price, potentially reduced by a maximum discount of 30%, taking into account, where applicable, their dividend entitlement date, it being specified that, in the event of the issuance of securities giving access to the share capital pursuant to this delegation, the issue price of such securities shall be such that the amount received immediately by the Company, plus any amount that may be received by it upon the exercise or conversion of such securities, shall, for each share issued as a result of the issuance of such securities, be at least equal to the above minimum amount.
8.decides that the Board of Directors shall have all powers to implement this delegation, in compliance with applicable laws, including but not limited to the following purposes:
–

determining the amount of the share capital increase, the issuance price (it being specified that the latter will be set in accordance with the conditions defined above) as well as any issuance premium, that may be requested,

–	setting the dates, the terms and conditions of any issuance as well as the form and characteristics of shares or securities giving access to the share capital to be issued,
–	setting the date of dividend rights, including a retroactive date, for the shares and securities giving access to the share capital to be issued, and determine the method of paying-up,
–	setting the list of beneficiaries for the aforementioned category and the number of shares to be allocated to each of them,
–

allocating the costs of capital increases to the amount of premiums related thereto and deduct from such amount the sums necessary to raise the level of the legal reserve to one-tenth of the new capital after each capital increase,

–	completing formalities following each capital increase and subsequent modification of the by-laws,
–

more generally, entering into any agreement, in particular if necessary to ensure completion of the contemplated issuances, taking all measures and completing all formalities required in light of the issuance, listing and financial services for the securities issued pursuant to this resolution and the exercise of rights attached thereto,

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9.	decides that this delegation is granted for a period of eighteen (18) months from the date of this meeting and replaces any prior authorization having the same purpose,
10.	acknowledges that, in the event that the Board of Directors uses the delegation of authority granted to it under this resolution, it shall report to the next shareholders’ general meeting on the use made by it of such delegation, in accordance with applicable laws and regulations.

Twenty-second resolution(Delegation of authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the above delegations)

The General Meeting, voting under the quorum and majority conditions required for extraordinary general meetings,

having reviewed the report of the Board of Directors and the report of the statutory auditors,

in accordance with the provisions of Articles L. 225-129, L. 225-129-2, L. 225-135-1, L. 228-91, L. 228-92, and L. 228-93 of the French Commercial Code,

1.decides to the Board of Directors the authority to increase the number of shares or securities to be issued in the event of excess subscription demand in connection with the Company’s capital increases, with or without preferential subscription rights, decided pursuant to the Sixteenth resolution through the Twenty-first resolution above, under the conditions set forth in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (i.e., as of the date hereof, within thirty days following the close of the subscription period, at the same price as that used for the initial issuance and up to a limit of 15% of the initial issuance), such shares conferring the same rights as existing shares, subject to the dividend entitlement date,
2.specifies that the nominal amount of any capital increase decided pursuant to this delegation shall count toward the overall cap set forth in the Twenty-fifth resolution below, to which shall be added, as the case may be, the additional amount of shares or securities that may be issued in addition thereto, in order to preserve, in accordance with the law and, where applicable, with applicable contractual provisions, the rights of holders of securities giving access to the share capital and other rights to the share capital,
3.decides that the Board of Directors shall have full powers to implement this delegation in accordance with the legal and statutory provisions of the Company, including in particular to:
–

determine the dates, terms, and conditions of any issuance, as well as the form and characteristics of the shares or securities to be issued giving access to the share capital, with or without a premium;

–

set the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the share capital to be issued, and the terms of payment thereof and, where applicable, the terms for the exercise of exchange, conversion, redemption, or allocation rights by any other means with respect to equity securities or securities giving access to the share capital;

–

make all adjustments required under applicable legal and regulatory provisions and, where applicable, applicable contractual provisions, in order to protect the rights of holders of securities and other rights giving access to the Company’s share capital; and

–	suspend, as the case may be, the exercise of the rights attached to such securities for a maximum period of three months,
4.decides that the Board of Directors may:

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–

at its sole initiative, and when it deems appropriate, charge the costs, fees, and expenses incurred in connection with the capital increases pursuant to the delegation granted by this resolution against the amount of the premiums related to such transactions and deduct from the amount of such premiums the sums necessary to bring the legal reserve to one-tenth of the new amount of the share capital after each capital increase;

–

take all measures, enter into all commitments, and carry out all formalities necessary for the successful completion of the issuance and the capital increase, and make the corresponding amendments to the Company’s bylaws,

5.acknowledges that, in the event the Board of Directors uses the delegation of authority granted to it under this resolution, it shall report thereon to the next ordinary general meeting, in accordance with applicable legal and regulatory provisions,
6.decides that this delegation is granted for a period of twenty-six (26) months from the date of this general meeting and terminates any prior authorization having the same purpose.

Twenty-third resolution(Delegate to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets)

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings,

having considered the report of the Board of Directors,

pursuant to the provisions of Articles L. 236-9, II, L. 236-16 and L. 236-22 of the French Commercial Code,

1.delegates its authority to the Board of Directors to decide, at such times as it sees fit, on one or more mergers-absorptions, spin-offs or partial asset contributions carried out in accordance with the provisions of Articles L. 236-1 and seq. of the French Commercial Code,
2.decides that the Board of Directors will have full powers to implement this authorization in accordance with the law and the Company’s bylaws, and to determine the terms and conditions of any transaction carried out pursuant to this authorization, it being specified that any such transaction requiring an increase in the Company’s share capital must be carried out within the limits set out in the Twenty-fifth resolution below,
3.acknowledges that, in accordance with article L. 236-9, II, paragraph 4 of the French Commercial Code, one or more shareholders of the Company representing at least 5% of the share capital may request to the courts, within twenty (20) days of the last publication of the notice of meeting pursuant to article R. 236-2 of the French Commercial Code or, as the case may be, of the last publication in accordance with article R. 236-2-1 of the same code, to appoint a court-appointed agent to convene the Annual General Meeting of the Company to vote on the approval of the merger, spin-off or partial contribution of assets subject to the spin-offs regime, or of the draft terms of any such merger, spin-off or partial contribution of assets,
4.decides that this delegation is granted for a period of twenty-six (26) months from the date of this meeting,
5.decides that the Board of Directors may not, without the prior authorization of the Shareholders’ Meeting, use this authorization from the date of filing by a third party of a public tender offer for the Company’s shares until the end of the tender offer period.

Twenty-fourth resolution(Delegate to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company

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or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the Twenty-third resolution)

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings,

having considered the report of the Board of Directors and the statutory auditors’ report, conditional upon the approval of the Twenty-third resolution above,

pursuant to the provisions of Articles L. 225-129 to L. 225-129-3, L. 225-129-5 , L. 228-91 and seq. and L. 236-9, II of the French Commercial Code,

1.delegates its authority to the Board of Directors to decide to issue, on one or more occasions, and at such times as it sees fit, ordinary shares of the Company or any securities giving immediate and/or future access by any means to the Company’s share capital (including, in particular, any bonds redeemable or convertible into shares and any share warrants, whether or not attached to shares or other securities), such securities to be issued in euros, in a foreign currency or in any monetary units established by reference to several currencies, at the discretion of the Board of Directors, to be issued in consideration for contributions in kind granted to the Company in connection with any merger-absorption, spin-off or partial contribution of assets decided by the Board of Directors under the authorization provided for under the Twenty-third resolution, said shares conferring the same rights as existing shares subject to their dividend entitlement date,
2.decides that this delegation is granted for a period of twenty-six (26) months from the date of this meeting,
3.decides, where necessary, to cancel the shareholders’ preferential subscription rights to subscribe for the ordinary shares and other securities to be issued, in favor of the shareholders of the absorbed or contributing company, as consideration for their contributions,
4.acknowledges, where necessary, that this delegation shall automatically result in the cancellation by the shareholders of their preferential subscription rights to the shares to which the issued securities entitle them, in favor of the holders of the securities issued,
5.decides that the maximum nominal amount of the capital increases that can be carried out, immediately or in the future, pursuant to the authority delegated by the Shareholders’ Meeting to the Board of Directors by this resolution, is set at 2,600,000 euros (or its equivalent in foreign currencies at the date of subscription) to which amount must be added, if need be, the nominal amount of the additional shares or securities to be issued to preserve, as provided by law and by any applicable contractual provision providing for other cases of adjustments, the rights of the holders of securities giving access to the share capital and other rights giving access to the share capital, this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
6.decides to set at 75,000,000 euros (or its equivalent in foreign currencies as at the date of subscription), the maximum nominal amount of debt securities that may be issued pursuant to this delegation, provided that:
–	this amount will be increased, if applicable, by any redemption premium above par,
–	this amount shall be applied against the aggregate maximum provided for in the Twenty-fifth resolution below,
–

this aggregate maximum does not apply to debt securities referred to in Articles L. 228-40, L. 228-36-A and L. 228-92 paragraph 3 of the French Commercial Code which the issuance would be decided or authorized by the Board of Directors under the conditions provided for in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with Article L. 228-36- A of the French Commercial Code,

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7.decides that the Board of Directors may not, without the prior authorization of the Shareholders’ Meeting, use this authorization from the date of filing by a third party of a public tender offer for the Company’s shares until the end of the tender offer period,
8.acknowledges that the Board of Directors will have full powers to decide on and record the completion of the capital increase in consideration for the transaction, to deduct from the premium, where appropriate, all costs and duties incurred in connection with the capital increase, to deduct from the premium, if it sees fit, the sums required to fund the legal reserve, to make the corresponding amendments to the bylaws, and, more generally, to do all that needs to be done.

Twenty-fifth resolution(Determination of the overall maximum amount applicable to the financial delegations pursuant to the above Sixteenth resolution through Twenty-fourth resolution, granted to the Board of Directors to increase the share capital)

The Shareholders’ Meeting, having satisfied the conditions of quorum and majority required for extraordinary general meetings,

having considered the report of the Board of Directors,

decides that:

1.the maximum aggregate nominal amount of share capital increases that may be carried out pursuant to the delegations in the Sixteenth resolution through the Twenty-fourth resolution of this Shareholders’ Meeting is set at 2,600,000 euros (two million six hundred thousand euros) i.e., a maximum 20,000,000 shares with a nominal value of 0.13 euro each, to which amount must be added, if need be, the additional amount of the shares or securities to be issued to preserve, as provided by law and by any applicable contractual provision providing for any other cases of adjustments, the rights of the holders of securities giving access to share capital or other rights giving access to share capital,
2.the maximum aggregate nominal amount of debt securities that may be issued pursuant to the delegations granted in the Sixteenth resolution through the Twenty-fourth resolution of this Shareholders’ Meeting is set at 75,000,000 euros or the equivalent of this amount in foreign currencies on the issuance date, provided that:
–	this maximum aggregate nominal amount may be increased by any reimbursement premium exceeding par value, and
–

this maximum aggregate nominal amount does not apply to debt securities pursuant to Article L.228-40, L. 228-36-A and L. 228-92 al. 3 of the French Commercial Code, the issuance of which would be decided or authorized by the Board of Directors pursuant to Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of Article L. 228-36-A of the French Commercial Code.

Twenty-sixth resolution(Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company’s share capital, with cancellation of shareholders’ preferential subscription rights, in favor of the European Investment Bank (the “EIB”) or any entity succeeding the EIB in connection with any financing contract)

The General Meeting, voting under the quorum and majority conditions required for extraordinary general meetings,

having reviewed the report of the Board of Directors and the report of the statutory auditors,

in accordance with the provisions of Articles L. 225-129 et seq., L. 225-135, L. 225-138, and L. 228-91 et seq. of the French Commercial Code,

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1.delegates to the Board of Directors its authority, as the case may be, with the faculty to sub-delegate to the extent possible under applicable law, to decide, in one or more instances, in such proportions and at such times as it shall determine, both in France and abroad, the issuance of ordinary shares of the Company or of any securities giving access, by any means, immediately and/or in the future, to the Company’s share capital (including, in particular, any bonds redeemable or convertible into shares and any share subscription warrants, whether or not attached to shares or other securities), such securities being eligible for issuance in euros, in foreign currency, or in any monetary units established by reference to several currencies at the discretion of the Board of Directors, to be paid up in cash, including by way of set-off of receivables,
2.decides that the issuance of preference shares is expressly excluded from this delegation,
3.decides that the maximum nominal amount of capital increases that may be carried out, immediately or in the future, pursuant to the powers delegated by the General Meeting to the Board of Directors under this resolution, shall not exceed a cap of 200,000 euros or its equivalent in foreign currency on the date of subscription, to which shall be added, as the case may be, the additional nominal amount of any additional shares or securities to be issued, in order to preserve, in accordance with the law and any applicable contractual provisions providing for other adjustment cases, the rights of holders of securities giving access to the share capital and other rights giving access to the share capital,
4.decides that the maximum nominal amount of debt instruments that may be issued pursuant to this delegation is set at 200,000 euros (or its equivalent in foreign currency on the date of subscription), it being specified that:
–	this amount shall be increased, as the case may be, by any redemption premium above par;
–

this cap shall not apply to debt instruments referred to in Articles L. 228-40, L. 228-36-A, and L. 228-92, paragraph 3, of the French Commercial Code, the issuance of which would be decided or authorized by the Board of Directors under the conditions provided for in Article L. 228-40 of the French Commercial Code, or in other cases, under the conditions determined by the Company in accordance with the provisions of Article L. 228-36-A of the French Commercial Code;

5.decides to eliminate shareholders’ preferential subscription rights to the shares and securities to be issued, and to reserve the subscription of the shares and securities that are the subject of this resolution for the benefit of the European Investment Bank, in connection with any existing or future financing agreement between the latter and the Company (a "Financing Contract") or any entity succeeding the European Investment Bank under the Financing Contract,
6.decides, as necessary, that pursuant to Article L. 225-132 of the French Commercial Code, the decision to issue securities giving access to the share capital also entails a waiver by the shareholders of their preferential subscription rights to the equity securities to which the securities so issued give entitlement,
7.decides that the issue price of the shares that may be issued pursuant to this delegation shall be determined by the Board of Directors and shall not be less than the euro equivalent of the volume-weighted average price in US dollars (USD) of the Company’s American Depositary Shares on the NASDAQ market over the last 90 trading sessions preceding the date (excluded) on which the issue price is determined, reduced by a maximum discount of 10%, calculated on the basis of the last EUR/USD exchange rate published by the European Central Bank immediately prior to such date, taking into account, where applicable, their dividend entitlement date, it being specified that, in the event of the issuance of securities giving access to the share capital issued pursuant to this resolution, the issue price of such securities shall be such that the amount, if any, received immediately by the Company, plus any amount that may be received by it upon the exercise or conversion of such securities, shall not, for each share issued as a result of the issuance of such securities, be less than the aforementioned minimum amount,
8.decides that the Board of Directors, under the conditions provided by law, shall have full powers to implement this delegation, including, without limitation, to:

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–

determine the amount of the capital increase, the issue price (it being specified that such price shall be determined in accordance with the pricing conditions set forth above), and the amount of the premium that may, as the case may be, be required upon issuance;

–	determine the dates, terms, and conditions of any issuance, as well as the form and characteristics of the shares or securities giving access to the share capital to be issued;
–	determine the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the share capital to be issued, and the method of payment thereof;
–	determine the list of beneficiaries within each category of persons referred to above and the number of securities to be allocated to each of them;
–

charge the costs of the capital increase against the amount of the related premiums and deduct from such amount the sums necessary to bring the legal reserve to one-tenth of the new share capital after each capital increase;

–	certify the completion of each capital increase and make the corresponding amendments to the bylaws;
–

generally, enter into any agreement, in particular to ensure the successful completion of the contemplated issuances, take all measures, and carry out all formalities necessary for the issuance, listing, and financial servicing of the securities issued pursuant to this delegation, as well as for the exercise of the rights attached thereto;

9.fixes at eighteen (18) months from the date of this meeting the period of validity of this authorization and terminates any prior delegation having the same purpose,
10.acknowledges that, in the event the Board of Directors uses the delegation of authority granted to it under this resolution, the Board of Directors shall report to the next ordinary general meeting, in accordance with applicable laws and regulations, on the use made of the authorizations granted under this resolution.

Twenty-seventh resolution(Authorization to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders’ subscription rights for the new shares that can be issued)

The Shareholders’ Meeting, deliberating under the quorum and majority voting rules required for extraordinary shareholders’ meetings,

having considered the Board of Directors’ report and the statutory auditors’ report,

in accordance with the provisions of Articles L. 225-197-1 and following of the French Commercial Code,

1.authorizes the Board of Directors to carry out the allocation of free shares existing and/or to be issued in the future by the Company, on one or several occasions, to members of the Company’s salaried staff or to certain categories of them and/or to its executive officers who satisfy the conditions stipulated in Article L. 225-197-1 of the French Commercial Code as well as to the members of the salaried staff and/or to executive officers who satisfy the conditions stipulated in Article L. 225-197-1 of the French Commercial Code of companies or economic interest economic groupings in which the Company directly or indirectly holds at least 10% of the capital or voting rights in, on the date the said shares are allocated,

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2.specifies that the Board of Directors must, if the Company’s shares are listed for trading on the regulated Euronext market in Paris, comply with the provisions of Article L. 22-10-60 of the French Commercial Code in order to be able to allocate the free shares to the executive officers who satisfy the conditions of Article L. 225-197-1, II of the French Commercial Code,
3.decides to fix the number of free shares which can be allocated by the Board of Directors under this authorization at 2,200,000 shares with a unit par value of 0.13 euro, i.e. 286,000 euros, it being specified that this number (a) does not take into account any adjustments made to preserve the rights of beneficiaries of ordinary shares, in accordance with legal and regulatory provisions and, as the case may be, applicable contractual provisions, and (b) may not in any event exceed the percentage of share capital on the date of the considered grant, as set out in Article L. 225-197-1 of the French Commercial Code;
4.decides that the grant of shares to their beneficiaries will be final and binding subject to satisfying the conditions and criteria which may be set forth by the Board of Directors, including a period of at least one year (the “Vesting Period”) and that the beneficiaries of these shares must hold them for a period fixed by the Board (the “Lock-in Period”) which, combined with the Vesting Period, cannot be less than two (2) years,
5.decides, as an exception to the above, that the shares will be definitively acquired before the end of the Vesting Period if the beneficiary is affected by a disability which is classified in the second and third categories of Article L. 341-4 of the French Social Security Code,
6.resolves that the shares allocated will be freely transferable in the event of a demand for allocation made by the heirs of a deceased beneficiary or if the beneficiary is affected by a disability corresponding to a classification in the above-mentioned categories of the French Social Security Code,
7.decides that the Vesting period and the Lock-in Period will be fixed by the Board of Directors within the above-mentioned limits,
8.acknowledges that in accordance with Article L. 225-197-1 of the French Commercial Code, when the allocation concerns shares to be issued in the future, this authorization automatically entails the waiver by the shareholders of their preferential subscription rights to the newly issued shares in favor of the beneficiaries of the free shares, with the corresponding increase in capital being performed by the sole fact of the shares being allocated to the beneficiaries,
9.acknowledges that as far as is required, this decision entails the waiver by the shareholders, in favor of the grantees, of the portion of the reserves, profits or premiums which will if necessary be used if new shares are issued at the end of the Vesting Period, and which the Board of Directors is given full powers to realize,
10.delegates full powers to the Board of Directors to:
–	record the existence of sufficient reserves and proceed for each allocation to transfer the sums necessary to pay up the new shares to be allocated to an unavailable reserve account;
–	determine the identity of the beneficiaries of the allocations and the number of shares liable to be allocated to each of them; and
–	fix the terms and if necessary the criteria for the allocation of these shares;

if necessary:

–	decide, in due course, the capital increase(s) corresponding to the issuance of any new shares allocated freely;
–	carry out any share purchases required to deliver any existing shares allocated freely;

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–	take all necessary measures to ensure that the beneficiaries comply with the required holding obligation; and
–	do whatever may be required within the scope of the current legislation to implement this authorization,
11.specifies that the Board of Directors may, within the limits it has previously fixed, subdelegate the powers which are entrusted to it under this resolution in accordance with the applicable legislative and regulatory provisions,
12.decides that the Board of Directors will inform the general meeting of the allocations made within the context of this resolution every year, in accordance with Article L. 225-197-4 of the French Commercial Code,
13.determines that the present authorization may be used by the Board of Directors during thirty-eight (38) months as from this day and terminates any previous authorization having the same purpose;

Twenty-eighth resolution(Delegation of authority to the Board of Directors to increase the Company’s share capital for the benefit of employees who are members of a company savings plan(s) (plan(s) d’épargne d’entreprise) implemented pursuant to Articles L. 3332-1 et seq. of the French Labor Code)

The Shareholders’ Meeting, deliberating under the conditions of quorum and majority required for extraordinary general meetings,

having considered the report of the Board of Directors and the statutory auditors’ report in accordance with the provisions of Articles L. 225-129 et seq. of the French Commercial Code, in particular Articles L. 225-129-2, L. 225-129-6 and L. 225-138-1, and Articles L. 3332-18 et seq. of the French Labor Code,

1.delegates to the Board of Directors its authority to increase the share capital, on one or more occasions, at its sole discretion, through the issuance of ordinary shares reserved, either directly or through a company mutual fund (fonds commun de placement et d’entreprise), for the members of a company savings plan (plan d’épargne entreprise) as provided for in Articles L. 3332-1 et seq. of the French Labor Code, which would be open to open to employees of the Company and its affiliates within the meaning of Article L. 225–180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code and who also meet any conditions that may be set by the board of directors (hereafter the “Group Employees”),
2.decides to cancel, as a result, the preferential subscription rights granted to the shareholders by Article L. 225-132 of the French Commercial Code and to reserve the subscription of said ordinary shares for Group Employees,
3.sets the period of validity of this delegation of authority at eighteen (18) months from the date of this Shareholders’ Meeting,
4.sets the maximum nominal amount of the shares that may be thus issued at 50,000 euros,
5.decides that the share issuance price will be determined by the Board of Directors in accordance with the provisions of Article L. 3332-20 of the French Labor Code.

Twenty-ninth resolution(Approval of amendments to Articles 7 and 8 of the bylaws of the Company (articles related to share capital))

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements applicable to extraordinary general meetings,

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having reviewed the report of the Board of Directors,

decides to amend Articles 7 (Capital Increase) and 8 (Capital Reduction) of the bylaws in order to include a reference to the applicable legal provisions governing capital increases and capital reductions, and accordingly, resolves to replace said articles in their entirety with new Articles 7 and 8 as set forth in the amended version of the bylaws attached hereto as an exhibit (the "New Bylaws").

Thirtieth resolution(Approval of amendments to Article 14 of the bylaws of the Company (article related to the Board of Directors))

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements applicable to extraordinary general meetings,

having reviewed the report of the Board of Directors,

decides to amend Article 14 (Meetings of the Board of Directors) in order to provide, among other things, that:

(i)	In the event that the Chairman of the Board of Directors fails to convene a meeting of the Board, any director may immediately convene a meeting of the Board without being required to wait for a two-month period;
(ii)	Unless otherwise provided in the internal charters of the Board of Directors, all decisions of the Board may be made by means of telecommunication, and directors participating in meetings in such manner shall be deemed present for the purposes of calculating quorum and majority; and
(iii)	Decisions of the Board of Directors may henceforth also be made by written consultation of the directors, including by electronic means, unless a director objects thereto.

decides, consequently, to amend Article 14 (Meetings of the Board of Directors) of the bylaws as set forth in the New Bylaws attached hereto as an exhibit.

Thirty-first resolution(Approval of amendments to Article 22 of the bylaws of the Company (article related to the Shareholders’ Meeting))

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements applicable to extraordinary general meetings,

having reviewed the report of the Board of Directors,

decides to amend Article 22 (General Meetings – General Rules) of the bylaws as follows, in order to bring it into compliance with the provisions of article R. 225-63, paragraphs 1 and 3, of the French Commercial Code, as amended by Decree No. 2026-94 of February 13, 2026:

(i)	to remove the requirement for prior consent of registered shareholders for the convening of general meetings by electronic means, shareholders being able to be convened electronically without their prior consent, this provision being applicable to general meetings convened on or after July 1, 2026; and
(ii)	to amend the record date in order to set it at five (5) business days prior to the date of the general meeting;

accordingly decides to amend Article 22 (General Meetings – General Rules) of the bylaws as set forth in the New Bylaws appended hereto.

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Thirty-second resolution(Approval of nonmaterial amendments to the bylaws of the Company)

The Shareholders’ Meeting, acting in accordance with the quorum and majority requirements applicable to extraordinary general meetings,

having reviewed the report of the Board of Directors,

decides to make certain formal amendments to Articles 9 (Payment for Shares), 20 (Statutory Auditors), 21 (Expert), 26 (Inventory – Financial Statements), 30 (Dissolution) and 31 (Liquidation) of the Company’s bylaws in order to clarify certain provisions and/or to bring them into compliance with applicable legal and regulatory provisions, and accordingly decides to amend Articles 9 (Payment for Shares), 20 (Statutory Auditors), 21 (Expert), 26 (Inventory – Financial Statements), 30 (Dissolution) and 31 (Liquidation) of the Company’s bylaws as set forth in the New Bylaws attached hereto as an exhibit.

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Appendix

New Bylaws

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EDAP TMS

A stock company (société anonyme)

with a capital of Euros 4,907,968.26

Head office: Parc d’activité- La Poudrette Lamartine

4 rue du Dauphiné

69120 Vaulx en Velin – France

316 488 204 R.C.S Lyon

MEMORANDUM AND ARTICLES OF ASSOCIATION

- BYLAWS -

as amended by the combined ordinary and extraordinary general shareholders’ meeting held on June 26, 2026

Articles of Association – June 26, 2026 - English translation for information purposes only	1/14

TITLE I

FORMATION - PURPOSE - CORPORATE NAME

REGISTERED OFFICES - DURATION

ARTICLE 1 - FORMATION OF THE COMPANY

A stock company exists between the owners of the shares created hereinafter and those which could be created at a later stage; it is organized and exists under the laws in force and under the following bylaws.

ARTICLE 2 – CORPORATE PURPOSES

The purpose of the Company is:

-	the taking of financial interests under whatever form in all French or foreign groups, companies or businesses which currently exist or which may be created in the future, mainly through contribution, subscription or purchasing of shares, obligations or other securities, mergers, holding companies, groups, alliances or partnerships ;
-	the management of such financial interests ;
-	the direction, management, supervision and coordination of its subsidiaries and interests ;
-	the provision of all administrative, financial, technical or other services ;
-	and generally, all operations of whatever nature, financial, commercial, industrial, civil, relating to property and real estate which may be connected directly or indirectly, in whole or in part, to the company's purposes or to any similar or related purposes which may favor the extension or development of said purpose.

ARTICLE 3 - CORPORATE NAME

The corporate name of the Company is:

EDAP TMS

ARTICLE 4 - REGISTERED OFFICE

The registered office is fixed at: Parc d'activité La Poudrette Lamartine 4 rue du Dauphiné- (F) 69120 Vaulx en Velin - France.

It may be transferred to any other location in France by decision of the Board, subject to ratification of such decision by the next ordinary shareholders' meeting, and anywhere else by virtue of a resolution of the extraordinary shareholders' meeting.

In the event of a transfer decided by the Board, the latter is authorized to amend the bylaws and to carry out the resulting publicity and filing formalities, provided that it is stated that the transfer is subject to the ratification referred to above.

ARTICLE 5 - DURATION

The duration of the Company is sixty (60) years as of the date of incorporation of the Company recorded in the Trade and Corporate Registry unless an anticipated dissolution or a prorogation is decide as provided for in these bylaws.

TITLE II

REGISTERED CAPITAL

ARTICLE 6 - REGISTERED CAPITAL

The registered capital is fixed at the amount of four million nine hundred and seven thousand nine hundred and sixty-eight euros and twenty-six cents (Euros 4,907,968.26) divided into thirty-seven million seven hundred and

Articles of Association – June 26, 2026 - English translation for information purposes only	2/15

fifty-three thousand six hundred and two (37,753,602) shares with a nominal value of thirteen cents (Euros 0.13) each, fully paid up.

ARTICLE 7 - INCREASE OF THE REGISTERED CAPITAL

The registered capital may be increased pursuant to applicable law, subject to report by the Board, by a resolution of the general meeting of the shareholders adopted in accordance with the quorum and majority requirements under applicable law.

The registered capital may be increased by any means and in any manner. The general meeting of shareholders may delegate to the Board its authority to resolve to increase the registered capital within the limits set by such meeting, or the powers necessary to carry out, in one or more times, the issuance of all or any class of securities, to determine the amount or amounts thereof, to certify the completion thereof, to effect any reduction or amortization of the registered capital, and to amend the bylaws accordingly. The shareholders shall have, in proportion to the number of shares they hold, a preemptive right to subscribe for shares and other securities issued by the Company, which right shall be governed by the provisions of applicable law and may be waived by the general meeting of shareholders in accordance with applicable law. The shareholders may individually waive or assign such right, it being specified that any waiver in favor of a named person or any assignment thereof shall comply with relevant applicable law and by these bylaws.

ARTICLE 8 - CAPITAL REDUCTION

The registered capital may be reduced in compliance with applicable by law, subject to report by the Board, by the general meeting of the shareholders acting under the quorum and majority requirements under applicable law, by means of a reduction in the number of shares or their par value.

TITLE III

SHARES

ARTICLE 9 – PAYMENT OF THE SHARES

At the time of capital increase, the shares to be subscribed in cash must be paid up of at least one fourth at the time of the subscription. The balance of payments shall be paid within a maximum of five years, as of the day on which the capital increase shall have become effective, in one or several times, at the times and in the proportions determined by the Board. The calling up of capital contributions shall be communicated to the shareholders by registered letter at least fifteen days prior to the date fixed for each payment.

The subscription price for shares issued for cash pursuant to capital increases may be paid up, in whole or in part, by way of set-off against liquidated and due claims held by the subscriber against the Company.

The Board may authorize at any time the shareholders to prepay the amount of their shares which are not yet called up.

Should the shareholders not proceed with the payments on the set dates, the interest of the amount of these payments shall run by law for each day of delay at a rate of 12% per annum as of the date of payment fixed in the registered letter above mentioned and without a claim or formal notice being necessary.

If within the period fixed at the time of calling up the capital, some shares have not been paid up from the required payments, the Company may, one month after a special formal individual notice notified to the defaulting shareholder - by registered letter or extra judicial writ – offer, to the other shareholders, the shares to be paid up by registered letter sent to each of them.

To implement this preemptive right, the Board shall have, upon the expiration of the fixed time limit, at the time of the calling up of capital, to offer to the shareholders the shares to be paid up by registered letter sent to each of them.

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If several shareholders are purchasers, the shares shall be distributed among them in proportion to their rights in the Company.

If such a proportional distribution is not possible, the remaining shares shall be distributed through draw lots.

If within a time limit of one month further to the shareholders having been warned, some shares are still not paid up, the Company may sale them within the terms and conditions stipulated under article R.228-24 of the French Commercial Code.

The sale of the shares shall be carried in public auctions by a stock broker or a public notary. For such purpose, the Company shall publish in a legal gazette within the department of the registered offices, at least thirty days further to the notice scheduled in the previous paragraph, a notice concerning the sale of the shares. It shall inform the debtor and, if any, its co-debtors, of the sale by a registered letter containing indications on the date and the issue number of the gazette in which the publication has been made. The sale of the shares may not take place less than fifteen day as from the sending of the registered letter.

The Company shall be entitled to the net proceeds of the sale up to the due amount and shall be deducted from the principal amount and interests due by the defaulting shareholder before the reimbursement of the costs incurred by the company to realize the sale. The defaulting shareholder remains debtor or benefits from the difference.

Upon the expiration of the time limit as scheduled in the fifth paragraph above, the shares not paid up from the required payments shall stop permitting the admission and the voting rights in shareholders meetings and shall be deducted for the counting of the quorum. The right to the dividends and the preferential right of subscription shall be suspended. If the shareholder pays up the principal sum and its interests, he/she may ask for the payment of non prescribed dividends but he/she may not exercise an action under a preferential right of subscription to a capital increase after the expiration of the time limit fixed for the exercise of that right.

ARTICLE 10 – LEGAL FORM AND CONDITIONS OF VALIDITY OF SHARES

The shares are compulsorily issued by the Company as registered shares and are materialized through a registration into the accounts of the Company.

The share accounts are kept under the conditions and terms provided by law, by the Company or any other authorized Agent the name or denomination and address of which shall be published in the "Bulletin des Annonces Légales Obligatoires" (Bulletin for compulsory legal announcements).

The share accounts mention:

-	the identification data of natural persons or legal entities in the name of whom they have been opened and, if any, the legal nature of their rights or incapacities ;
-	the name, the category, the number and, if any, the nominal value of the registered shares;
-	the restrictions which may concern these shares (pledge, escrow account, etc...).

Whenever the shares are not fully paid upon subscription, the payments on these shares are put in and witnessed as such by a certificate.

Each share gives right to a part of the ownership of the Company's assets, in proportion with the number of issued shares. Besides, it gives right to a part of profits as stipulated under Article 27 hereinafter.

Shareholders are only responsible up to the amount of shares they possess and above that amount, any calling up of capital is forbidden. They cannot be subject to any restitution of interests or dividends which were regularly distributed.

ARTICLE 11 - SHARE TRANSFERS

Shares may be freely traded under the conditions defined by law. In the event of a capital increase, the shares may be traded from the completion thereof.

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Shares shall remain negotiable following the Company’s dissolution, and until the closing of its liquidation.

ARTICLE 12 - INDIVISIUM OF SHARES - SEALS

In respect of the Company the shares are indivisible. Joint owners of a share shall be represented before the Company by a single person they shall have appointed further to a common agreement.

Whenever the ownership of several shares shall be necessary to exercise any right whatsoever and in particular to exercise the preferential right as here above provided for, or still, in the case of exchange or attribution of the shares further to an operation such as: capital reduction, capital increase by incorporation of reserves, merger, entitling to a new share against providing existing shares, isolated shares or shares in a number lower than the one required shall grant no right to the holder against the Company ; shareholders shall be personally responsible for the regrouping of the necessary number of shares.

The heirs, representatives or creditors of a shareholder shall under no circumstances whatsoever neither call for the seals on the Company's assets and documents requesting the partition or the sale by auction of a lot held by indivisium, nor interfere in whatever manner in its management ; they must - for the exercise of their rights - refer to the corporate inventories/ books and the decisions from the General Meeting.

All shares which form or shall form the registered capital shall always be assimilated to one another as regards tax costs. Consequently, all duties and taxes which for whatever reason could - with respect to any reimbursement of capital of these shares, or more generally, any distribution of their profit become claimable for only some of them, either during the existence of the Company or during its winding-up, shall be distributed among all shares representing the capital at the time of that or those reimbursements or distributions in such a way that all current or future shares shall confer on their owners - whilst taking into account the nominal amount of shares and rights not amortized of different categories, the same effective privileges giving them the right of receiving the same net amount.

TITLE IV

MANAGEMENT OF THE COMPANY

ARTICLE 13 – BOARD OF DIRECTORS

The Company is managed by a board of directors (the “Board”) made up of individuals or legal persons (the “Directors”) whose number is determined by the Ordinary Shareholders Meeting within the limits provided for by the law.

A legal entity must, at the time of its appointment, designate an individual who will be its permanent representative at the Board. The duration of the office of this permanent representative is the same as that of the Director legal body he/she represents. In the event the legal body revokes its permanent representative, it must replace said representative immediately. The same rules apply in case of death or resignation of the permanent representative.

The Directors’ term of office is two (2) years. The tenure of a Director shall terminate at the close of the Ordinary General Shareholders Meeting that meets to vote upon the accounts of the preceding fiscal year and is held in the year during which the term of office of said Director comes to an end.

The Directors may always be re-elected, they may also be revoked at any time by the Shareholders' General Meeting.

An individual person cannot to hold more than five positions as a member of a Board or a member of a supervisory board in companies registered in France; the directorship held in controlled companies (as defined by article L.233-16 of the French Commercial Code) by the Company, are not taken into account.

In case of death or resignation of one or several Director(s), the Board may make (a) provisional appointment(s), even between two General Shareholders Meetings.

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Any such provisional appointment(s) made pursuant to the previous paragraph need to be ratified by the next following Ordinary Shareholders' General Meeting.

Failing ratification, the resolutions and acts approved beforehand by the Board remain nonetheless valid.

When the number of Directors falls below the compulsory legal minimum, the remaining Directors must summon immediately the Ordinary General Shareholders Meeting, in order to reach the full complement of the Board.

Any Director appointed in replacement of another Director whose tenure has not expired remains in office only for the remaining duration of the tenure of his predecessor.

An employee of the Company may be appointed as a Director. His/her contract of employment must however correspond to an effective work. In this case, he/she does not loose the benefit of his/her employment contract.

The number of Directors who are also linked to the Company by an employment contract can not exceed one third of the Directors in office or five members.

Directors cannot be more than eighty five years old. In case one of the Directors reaches this limit during his/her office, the older Director is automatically considered as having resigned at the next General Shareholders Meeting.

ARTICLE 14 - MEETINGS OF THE BOARD

14.1. The Board meets as often as the interests of the Company require.

14.2. The Chairman summons the Directors to the Meetings of the Board. The notification of the Meetings may be made by all means, whether oral or written.

Furthermore, any Director or the Chief Executive Officer may validly request that the Chairman convene the Board of Directors. In such case, they shall specify the agenda for the meeting. In the event of the Chairman's failure to act, the relevant director or the Chief Executive Officer shall have the authority to convene the Board of Directors and set the agenda for the relevant meeting.

The meeting takes place either at the registered office or at any other place in France or abroad.

14.3. For the resolutions of the Board to be valid, at least one half of its members must be present or deemed present.

Unless otherwise provided in the charters that may be adopted by the Board, Directors who participate in a meeting of the Board by means of telecommunication permitting their identification and ensuring their effective participation, in accordance with applicable law, shall be deemed present for purposes of determining quorum and majority.

The charters of the Board of Directors may provide that certain decisions may not be taken at a meeting held under such conditions.

Any decision granting options to purchase new or existing shares of the Company to a Director who is also an employee, to the President or to the Chief Executive Officer of the Company (when he/she is also a Director), within the framework of an authorization given by the Extraordinary Shareholders' General Meeting, pursuant to articles L.225-177 et seq. of the French Commercial Code, shall be taken by a majority vote among the Directors who are present or represented. The concerned Director as well as any other Director who is likely to be granted similar options cannot take part in the vote.

The resolutions of the Board shall be taken at a majority vote; in case of a tie, the chairperson of the meeting has the casting vote. Decisions of the Board may also be made by written consultation of the Directors, including by electronic means, it being specified that any Director may object to the use of this method of consultation.

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Directors wishing to exercise their right of objection must provide written notice (including by electronic means) no later than two (2) business days following receipt of the text of the proposed resolutions and the voting form. The Board may then be reconvened in accordance with the provisions of Article 14.2 above.

When the decision is taken by written consultation, the text of the proposed resolutions accompanied by a voting form is sent by the Chairman to each member of the Board by electronic means (with acknowledgement of receipt).

The directors have a period of three working days following receipt of the text of the proposed resolutions and the voting form to complete and send to the Chairman by electronic means (with acknowledgement of receipt) the voting form, dated and signed, by ticking a single box for each resolution corresponding to the meaning of their vote.

If no box or more than one box has been ticked for the same resolution, the vote will be null and void and will not be taken into account for the calculation of the majority for the relevant resolution.

Any director who has not responded within the above time period shall be considered absent and his or her vote shall not be counted for the purpose of calculating quorum and majority.

During the response period, any director may request any additional explanations from the initiator of the consultation.

Within five working days following receipt of the last ballot, the Chairman shall draw up and date the minutes of the deliberations, to which the ballots shall be annexed and which shall be signed by the Chairman and a director having participated in the written consultation.

Directors may vote by correspondence in connection with any meeting of the Board.

A voting form complying with the provisions of article R. 225-51 of the French Commercial code shall be sent electronically to each Director who so requests by email (with acknowledgment of receipt), together with the text of the proposed resolutions and any other document necessary for the Director's information.

Directors wishing to vote by correspondence must complete and send their electronic voting form to the Chairman of the Board before the deadline indicated on the form. Votes cast by correspondence by any means other than the voting form, or after the expiration of the specified deadline, shall not be taken into account for the purposes of calculating quorum and majority.

The form must be dated and signed and, for each resolution, the Director must check a single box corresponding to the meaning of his or her vote. If no box or more than one box is checked for a given resolution, the vote shall be null and void and shall not be taken into account for the purposes of calculating the majority for the relevant resolution. Directors may express their position in the space provided for that purpose on the form.

Any Director present at the meeting may validly confirm or change the meaning of a vote previously cast by correspondence.

Votes cast by correspondence shall be communicated to the Board and taken into account in the deliberations.

Voting forms received shall be appended to the minutes drawn up after the relevant meeting.

14.4. Any Director may grant a proxy – by any written means (including by email) – to any other Director to represent him/her at a Board Meeting; however, each Director is not allowed to have more than one proxy per meeting.

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14.5. The copies or abstracts of the minutes of the Board are certified by the Chairman of the Board, the Chief Executive Officer, the Director temporarily delegated in the duties of President or by a representative duly authorized for that purpose.

The register may be kept and the minutes drawn up in electronic form; in this case, the minutes are signed by means of an electronic signature which at least meets the requirements for an advanced electronic signature. The minutes are dated electronically by a time-stamping means offering any guarantee of proof.

The attendance register can be kept in electronic form; in this case, the register is signed by means of an electronic signature which at least meets the requirements for an advanced electronic signature. The register is dated electronically by a time-stamping means offering any guarantee of proof.

ARTICLE 15 - POWERS OF THE BOARD

The Board defines the orientations of the Company's activity and supervises their implementation. Within the limits set out by the corporate purposes, and the powers expressly granted by law to the General Shareholders Meeting, the Board may deliberate upon the business of the Company and take any decisions thereof.

ARTICLE 16 - CHAIRMAN

The Board elects one of its members as Chairman of the Board, who must be an individual. The Board determines the duration of the office of the Chairman: it cannot exceed that of his/her office as a Director. The Board may revoke the Chairman at any time. The remuneration of the Chairman is decided by the Board.

The Chairman represents the Board and organizes its work. The Chairman is responsible for the good functioning of the Company's organization and, in particular, has to check the ability of the Board members to perform their mission.

The Chairman of the Board cannot be over eighty-five years old. In case the Chairman reaches this limit during his/her tenure, he/she will automatically be considered as having resigned. However, his/her tenure is extended until the next Board of Directors Meeting, during which his/her successor shall be appointed. Subject to this provision, the Chairman of the Board may always be re-elected.

ARTICLE 16 bis - CHIEF EXECUTIVE OFFICER

The general management of the Company is performed, under his responsibility, either by the Chairman of the Board or by another individual, elected by the Board and bearing the title of Chief Executive Officer.

The choice between these two methods of management belongs to the Board and must be made as provided for by these bylaws.

Shareholders and third parties are informed of this choice under legal and regulatory conditions.

The Chief Executive Officer is vested with the most extensive powers to act under all circumstances on behalf of the Company, within the limits set out by the corporate purposes, and subject to the powers expressly granted by law to the Board and the General Shareholders Meeting.

The Chief Executive Officer represents the Company with third parties. The Company is bound by the acts of the Chief Executive Officer overcoming the corporate purposes, unless proven that the third party knew such act overcame the corporate purposes or could not ignore so in light of the circumstances; yet, the sole publication of the bylaws is not enough to constitute a sufficient evidence thereof.

The remuneration of the Chief Executive Officer is decided by the Board. The Chief Executive Officer can be revoked at any time by the Board. If this revocation is not justified, damages may be allocated to the Chief Executive Officer, except when the Chief Executive Officer is also the Chairman of the Board.

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Pursuant to article 706-43 of the French criminal proceedings Code, the Chief Executive Officer may validly delegate to any person he/she chooses the powers to represent the Company within the framework of criminal proceedings which might be taken against the Company.

The Chief Executive Officer may not hold another position as Chief Executive Officer or member of a Supervisory Board in a company registered in France except when (i) such company is controlled (as referred to in article L.233-16 of the French Commercial Code) by the Company and (ii) when this controlled company’s shares are not quoted on a regulated market.

The Chief Executive Officer cannot be over seventy years old. In case the Chief Executive Officer reaches this limit during his/her tenure, he/she will automatically be considered as having resigned. However, his/her tenure is extended until the next Board meeting, during which his/her successor shall be appointed.

ARTICLE 17 - DEPUTY CHIEF EXECUTIVE

Upon the Chief Executive Officer’s proposal, the Board may appoint one or several individual(s) as Deputy Chief Executive(s) with the aim of assisting the Chief Executive Officer.

The Deputy Chief Executive may be revoked at any time by the Board, upon proposal of the Chief Executive Officer.

In agreement with the Chief Executive Officer, the Board shall determine the scope and duration of the powers delegated to the Deputy Chief Executive. The remuneration of the Deputy Chief Executive is decided by the Board.

Towards third parties, the Deputy Chief Executive has the same powers as the Chief Executive Officer, among which the ability to represent the Company in court.

The Deputy Chief Executive Officer cannot be over seventy years old. In case a Deputy Chief Executive Officer would reach this limit during his/her office, he/she would automatically be considered as having resigned. However, his/her office is extended until the soonest Board meeting, during which his/her successor shall be appointed.

In any case, the maximum number of Deputy Chief Executive(s) cannot exceed five.

ARTICLE 18 - AGREEMENTS SUBJECT TO AUTHORIZATION

18.1. Securities, endorsement of drafts and guarantees provided for by the Company shall be authorized by the Board in compliance with the conditions provided for by the law.

18.2. According to the provisions of article L. 225-38 of the French Commercial Code, any agreement to be entered into - either directly or indirectly or through an intermediary - between the Company and one of its Directors, its Chief Executive Officer or Deputy Chief Executive, one of its shareholders holding more than 10% of the voting rights or, if it is a company, the company controlling it (as referred to in article L. 233-3 of the French Commercial Code) is subject to a prior authorization of the Board. The same authorization applies to the agreements in which these persons are indirectly interested.

The same shall apply for agreements between the Company and another company, whenever one of the Directors, Chief Executive Officer(s) or Deputy Chief Executive(s) of the Company is the owner, a partner with unlimited liability, a manager, Director, member of a supervisory board or more generally an officer of said company.

However, such provisions do not apply to agreements entered into in the ordinary course of business and on arm's length terms, or to agreements entered into between two companies of which one holds, directly or indirectly, the entire share capital of the other, after deduction, where applicable, of the

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minimum number of shares required to meet the requirements of article 1832 of the French Civil Code or articles L. 225-1, L. 22-10-1, L. 22-10-2 and L. 226-1 of the French Commercial Code.

Pursuant to the provisions of article L. 225-40 of the French Commercial Code, any person directly or indirectly involved in an agreement must inform the Board as soon as he or she becomes aware of an agreement to which article L. 225-38 of the French Commercial Code is applicable. The interested party, being a member of the Board, may not take part in the deliberations or vote on the requested authorization.

The Chairman of the Board informs the Statutory Auditor, if any, of all agreements authorized and entered into, and submits them to the Shareholders' Meeting for approval.

The Statutory Auditor or, if no Statutory Auditor has been appointed, the Chairman of the Board, present a special report on these agreements to the Shareholders' Meeting, which votes on the report.

Any person directly or indirectly interested in the agreement may not take part in the vote. His/her shares are not taken into account for the calculation of the majority.

ARTICLE 19 - PROHIBITED AGREEMENTS

Directors who are not legal bodies are prohibited from taking out loans from the Company, under any form whatsoever, from getting an overdraft on a current account or otherwise, and benefiting from a guarantee from the Company for the agreements they have entered into with third parties.

The same prohibition applies to Chief Executive Officer, Deputy Chief Executives and to permanent representatives of the Directors legal bodies. It also applies to spouses, ascendants and descendants of the persons referred to in the previous paragraph, as well as to any interposed person.

TITLE V

AUDITORS

ARTICLE 20 - AUDITORS

The audit of the Company shall be conducted, subject to applicable law, by one or more Statutory Auditors meeting the legal eligibility requirements. Where the legal conditions are satisfied, the Company shall appoint at least two statutory auditors.

Each Statutory Auditor shall be appointed by the ordinary general meeting of shareholders.

The ordinary general meeting of the shareholders shall appoint, in the cases provided for by law, one or more alternate Statutory Auditors to replace the incumbent auditors in the event of refusal, incapacity, resignation, or death.

If the ordinary general meeting of the shareholders fails to appoint a Statutory Auditor, any shareholder may petition a court of competent jurisdiction for such appointment, provided that the Chairman of the Board has been duly notified. The term of office of the Statutory Auditor so appointed shall expire upon the appointment of one or more Statutory Auditors by the ordinary general meeting of the shareholders.

The Auditor appointed to replace another shall only remain in service until the expiration of the mandate of his predecessor.

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Auditors are indefinitely re-eligible.

One or several shareholders representing at least one twentieth of the registered capital may ask in court the objection to one or several Auditors appointed by the meeting and the designation of one or several other Auditors who shall provide their services replacing the objected Auditors. Under penalty of unacceptability of the request, the latter shall have to be made before the President of the Commercial Court who shall rule in chambers within a period of thirty days as from the rejected nomination.

The Auditors must be called at the Board meeting during which the accounts of the ended financial year shall be closed and at all shareholders meetings.

ARTICLE 21 - EXPERTISE

One or several shareholders representing at least one twentieth of the registered capital may ask to the President of the Commercial Court to rule in chambers to designate an expert in charge of presenting a report on one or several management operations.

The report from the expert possibly appointed must be sent to the petitioners, to the Board, to the Ministère Public ("Attorney General"), to the Labor Committee; it shall also be attached to the report from the Auditor(s) prepared for the forthcoming General Meeting and should be granted the same advertising.

TITLE VI

GENERAL MEETINGS

ARTICLE 22 - GENERAL RULES

Collective decisions of the shareholders are taken in Ordinary, Extraordinary or Special Shareholders' Meetings depending on the nature of the decisions they are called upon to take. Ordinary, Extraordinary and Special Shareholders' Meetings exercise their respective powers in accordance with the law.

Shareholders' Meetings are convened and held in the conditions, form and timeframe set by law.

Meetings are held at the registered office or at any other location specified in the notice of meeting.

The right to participate in Shareholders' Meetings is governed by the legal and regulatory provisions in force.

Any shareholder, regardless of the number of shares it owns, has the right to attend Shareholders' Meetings and to participate in the deliberations, in person, by proxy or by remote voting, under the conditions and within the time limits provided for by the regulations in force.

The right to participate in Shareholders' Meetings shall be evidenced by the registration of shares in the name of the shareholder as of 12:00 a.m. (Paris time) on the fifth (5th) business day preceding the Shareholders' Meeting.

Shareholders may, in accordance with the conditions laid down by the regulations in force, send in their postal voting form for any Shareholders' Meeting, either in paper form or, if the Board so decides in the notice of meeting, by remote transmission.

The Board may organize, in compliance with applicable laws and regulations, the participation and voting of the shareholders at Shareholders' Meeting by videoconference or by other means of telecommunication that allow for their identification, as a supplement to or to the exclusion of any other method of participation. If the Board decides to exercise this option for a given Shareholders' Meeting, such decision of the Board shall be stated in the notice of the relevant meeting. However, with respect exclusively to Extraordinary Shareholders' Meeting, one or more shareholders representing at least 25% of the share capital may object to the exclusive use of a means of telecommunication allowing for their identification. This right of objection shall be exercised after the publication of the notice of meeting, in accordance with applicable laws.

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Shareholders participating in Shareholders' Meeting through a means of telecommunication allowing for their identification shall be deemed present for the purposes of calculating quorum and majority requirements.

Shareholders who use the electronic voting form offered on the website set up by the meeting's centralizing agent are deemed to be present. The electronic form can be entered and signed directly on this site by means of an identification code and a password. The proxy or vote thus expressed before the Meeting by this electronic means, as well as the acknowledgement of receipt thereof, will be considered as non-revocable writings and binding on all.

Postal voting forms and proxies given to be represented at a Meeting may include an electronic signature of the shareholder or of his legal or judicial representative in the form of a process that complies with the requirements of article 1316-4 paragraph 2 of the Civil Code, i.e. a reliable identification process that guarantees its link with the act to which it relates.

All shareholders have the right to obtain the documents necessary to enable them to make fully informed decisions on the management and operation of the Company.

The nature of these documents and the conditions under which they are sent or made available are determined by law and regulations.

Meetings are chaired by the Chairman of the Board or, in his absence, by the Chief Executive Officer, by a Chief Operating Officer if he is a director, or by a director specially delegated for this purpose by the Board. Failing this, the Meeting shall elect its own Chairman.

The functions of scrutineers are performed by the two shareholders, present and accepting these functions, who have, both by themselves and as proxies, the greatest number of votes.

The bureau appoints the secretary, who may be chosen from outside the shareholders.

An attendance sheet is kept under the conditions provided for by law.

The minutes are drawn up in accordance with the law. Copies or extracts of the minutes of the Meeting are validly certified by the Chairman of the Board, by a director exercising the functions of Chief Executive Officer or by the Secretary of the Meeting.

ARTICLE 23 - EXTRAORDINARY GENERAL MEETINGS

The Extraordinary Shareholders' Meeting convened on the first or second notice of meeting may only validly deliberate if the shareholders present or represented hold at least 33⅓ of the shares with voting rights.

Decisions of the Extraordinary Shareholders' Meeting are taken by a two-thirds majority of the votes cast by the shareholders present or represented. The votes cast do not include those attached to shares for which the shareholder has not taken part in the vote, has abstained or has voted blank or invalid.

ARTICLE 24 - ORDINARY GENERAL MEETINGS

The Ordinary Shareholders' Meeting convened on the first or second notice of meeting may only validly deliberate if the shareholders present or represented hold at least 33⅓ of the shares with voting rights.

Decisions of the Ordinary General Meeting are taken by a majority of the votes cast by the shareholders present or represented. The votes cast do not include those attached to shares for which the shareholder has not taken part in the vote, has abstained or has voted blank or invalid.

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TITLE VII

INVENTORIES - PROFITS – RESERVES

ARTICLE 25 - COMPANY’S FISCAL YEAR

Each fiscal year shall cover a period of twelve months starting on January 1st and ending on next December 31st.

ARTICLE 26 - INVENTORY – ACCOUNTS

Regularly accounting of corporate operations is held in compliance with Law.

At the end of the each fiscal year, the Board draws up an inventory and the financial statements.

When required by law, it shall prepare a management report containing the disclosures required by law.

All these documents are made available to the disposal of the Auditors (if any has been appointed) according the provisions set forth by the law.

ARTICLE 27 - FIXING, ALLOCATION AND DISTRIBUTION OF PROFITS

On the profit of each fiscal year subject to reduction of the amount of the previous law, an amount equal to 5 % of it shall be allocated in order to constitute the legal funds ; such allocation is no longer compulsory when the said funds amount to 10 % of the registered capital ; should the amount of the legal funds become inferior of the registered capital, such allocation should have to be implemented.

The General Meeting may allocate any amount to the appropriation of all optional, ordinary or extraordinary funds or carrying it forward.

The profit of the fiscal year reduced by the amount of previous losses and by the amount to be allocated to the reserves according any legal provisions or bylaws and increased by the amount of the carried forward profit constitutes the distributable profit.

Further to the approval on the financial statement and the determination of the distributable amounts, the General Meeting decides the amount of the dividends to be distributed to the shareholders. The General Meeting may also decide on the distribution of amounts appropriated from the reserves it has available either to provide or complete dividends or as extraordinary distribution ; in such a case, the decision shall expressly indicate the reserve items from which the distributions are made. However, the dividends have to be priorly distributed from the distributable profit of the current fiscal year.

ARTICLE 28 - PAYMENT OF DIVIDENDS

The terms and conditions of payment of dividends voted by the General Meeting are decided by the relevant meeting or, failing such decision, by the Board. However, the payment must occur within a period which can not exceed nine months from the end of the fiscal year unless a court decision authorizes an extension of such time limit for payment.

Dividends which are not claimed within five years from their maturity date shall be bared.

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TITLE VIII

EXTENSION - DISSOLUTION - WINDING UP

ARTICLE 29 - EXTENSION

At least one year prior to the expiration date of the Company, the Board must convene a Extraordinary Shareholders' General Meeting to decide the prorogation of the Company; such prorogation may not exceed 99 years.

Failing such Extraordinary Shareholders' General Meeting, any shareholder may fifteen days further to a formal notice sent to the Chairman of the Board, by registered letter remaining unsuccessful, request from the courts the appointment of a Agent in charge of convening the meeting here above.

ARTICLE 30 - DISSOLUTION

The Extraordinary Shareholders' Meeting may, at any time, decide the accelerated dissolution of the Company.

If - as a consequence of the losses showed by the Company's accounts, the net assets of the Company are reduced below one half of the registered capital of the Company, the Board must, within four months from the approval of the accounts showing this loss, convene an Extraordinary Shareholders' General Meeting in order to decide whether the Company should be dissolved before its statutory term.

If the dissolution is not declared, the company is required to, at the latest at the closing of the second fiscal year following that which has showed the losses, restore the net assets up to an amount at least equal to one half of the capital or, subject to the legal provisions concerning the minimum capital of sociétés anonymes, reduce its capital by the necessary amount so that the amount of net assets is at least equal to one half of the capital.

If, before the expiry of the term mentioned above, the net assets have not been restored up to an amount at least equal to one half of the capital while the capital is greater than the threshold set forth by the applicable legal provisions, the company is required to, at the latest at the closing of the second fiscal year following the expiry of such term, reduce its capital, subject to the legal provisions concerning the minimum capital of sociétés anonymes, by the necessary amount so that the amount of capital is lower than or equal to this threshold.

If, pursuant to the preceding paragraph, the Company has reduced its share capital without its shareholders' equity having been restored and subsequently carries out a capital increase, it shall return to compliance with the provisions of the preceding paragraph before the close of the second fiscal year following the fiscal year in which such capital increase took place.

In the absence of a Shareholders’ Meeting, or in the event that such Meeting was unable to validly deliberate, any interested party may petition the court for the dissolution of the Company. The same shall apply if the provisions of the fourth paragraph above have not been complied with. In all cases, the court may grant the Company a maximum period of six (6) months to cure the situation. The court may not order the dissolution if, on the date on which it rules on the merits, such cure has been effected.

The Company is in liquidation at the time of its dissolution, whatever the reason. Its legal personality remains for the needs of the liquidation until it is closed.

During the liquidation, the General Meeting keeps the same powers as when the Company existed.

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The shares remain negotiable until the liquidation is closed.

The dissolution of the Company is opposable to third parties only as from the date when the dissolution is published at the Trade and Corporate Registry.

ARTICLE 31 - WINDING UP

The winding up of the Company shall be carried out in compliance with applicable laws, including articles L.237-1 to L.237-31 of the French Commercial Code.

Further to the extinction of the liabilities, the reimbursement of the shares nominal (registered) capital shall be carried out. The liquidation bonus shall be distributed to the shareholders in a due proportion of their respective rights.

TITLE IX

DISPUTES - ELECTION OF DOMICILE

ARTICLE 32 - DISPUTES

Any disputes arising during the existence or the winding up of the Company either between the shareholders and the company or between the shareholders themselves and related to corporate matters shall be submitted to the Courts of the location of the registered office.

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This redline version of by-laws is being provided for illustrative purposes to clearly note the amendments.

EDAP TMS

A stock company (société anonyme)

with a capital of Euros ~~4,907,697.47~~4,907,968.26

Head office: Parc d’activité- La Poudrette Lamartine

4 rue du Dauphiné

69120 Vaulx en Velin – France

316 488 204 R.C.S Lyon

~~MEMORANDUM AND ARTICLES OF ASSOCIATION~~

~~-~~ BYLAWS ~~-~~

as amended by the combined ordinary and extraordinary general shareholders’ meeting held on June 26, 2026

~~Including modifications approved by~~

~~the Board of Directors held on~~

~~December 18, 2025~~

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TITLE I

FORMATION - PURPOSE - CORPORATE NAME

REGISTERED OFFICES - DURATION

ARTICLE 1 - FORMATION OF THE COMPANY

A stock company exists between the owners of the shares created hereinafter and those which could be created at a later stage; it is organized and exists under the laws in force and under the following bylaws.

ARTICLE 2 – CORPORATE PURPOSES

The purpose of the Company is:

-	the taking of financial interests under whatever form in all French or foreign groups, companies or businesses which currently exist or which may be created in the future, mainly through contribution, subscription or purchasing of shares, obligations or other securities, mergers, holding companies, groups, alliances or partnerships ;

-	the management of such financial interests ;

-	the direction, management, supervision and coordination of its subsidiaries and interests ;

-	the provision of all administrative, financial, technical or other services ;

-	and generally, all operations of whatever nature, financial, commercial, industrial, civil, relating to property and real estate which may be connected directly or indirectly, in whole or in part, to the company's purposes or to any similar or related purposes which may favor the extension or development of said purpose.

ARTICLE 3 - CORPORATE NAME

The corporate name of the Company is:

EDAP TMS

ARTICLE 4 - REGISTERED OFFICE

The registered office is fixed at: Parc d'activité La Poudrette Lamartine 4 rue du Dauphiné- (F) 69120 Vaulx en Velin - France.

It may be transferred to any other location in France by decision of the Board ~~of Directors~~, subject to ratification of such decision by the next ordinary shareholders' meeting, and anywhere else by virtue of a resolution of the extraordinary shareholders' meeting.

In the event of a transfer decided by the Board ~~of Directors~~, the latter is authorized to amend the ~~articles of association~~bylaws and to carry out the resulting publicity and filing formalities, provided that it is stated that the transfer is subject to the ratification referred to above.

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ARTICLE 5 - DURATION

The duration of the Company is sixty (60) years as of the date of incorporation of the Company recorded in the Trade and Corporate Registry unless an anticipated dissolution or a prorogation is decide as provided for in these bylaws.

TITLE II

REGISTERED CAPITAL

ARTICLE 6 - REGISTERED CAPITAL

The registered capital is fixed at the amount of four million nine hundred and seven thousand ~~six~~nine hundred and ~~ninety-seven~~sixty-eight euros and ~~forty-seven~~twenty-six cents (Euros ~~4,907,697.47~~4,907,968.26) divided into thirty-seven million seven hundred and ~~fifty-one~~fifty-three thousand ~~five~~six hundred and ~~nineteen (37,751,519~~two (37,753,602) shares with a nominal value of thirteen cents (Euros 0.13) each, fully paid up.

ARTICLE 7 - INCREASE OF THE REGISTERED CAPITAL

The registered capital may be increased pursuant to applicable law, subject to report by the Board, by a resolution of the general meeting of the shareholders adopted in accordance with the quorum and majority requirements under applicable law.

The registered capital may be increased ~~once or several times through the creation of new shares, representing contributions in kind or contributions in cash, the transformation of available corporate reserves into shares or through any other mean by virtue of a resolution from the Extraordinary Shareholders' General Meeting. Such meeting shall fix the conditions for the issuing of new shares within the framework of the legal provisions in force, or delegate its powers for such purpose to the Board. As a representation of capital increases may be created, either shares similar to the existing ones, or shares of a totally different type which may, within the conditions provided by law, grant a preferential right or whatever privilege on the other shares. The Board has all powers to negotiate, if any, with any bank or financial syndicate to facilitate or guarantee the issuance of shares as mentioned here above complying with any legal provision, in particular as far as preferential rights of subscription for the benefit of the older shareholders are concerned.~~by any means and in any manner. The general meeting of shareholders may delegate to the Board its authority to resolve to increase the registered capital within the limits set by such meeting, or the powers necessary to carry out, in one or more times, the issuance of all or any class of securities, to determine the amount or amounts thereof, to certify the completion thereof, to effect any reduction or amortization of the registered capital, and to amend the bylaws accordingly. The shareholders shall have, in proportion to the number of shares they hold, a preemptive right to subscribe for shares and other securities issued by the Company, which right shall be governed by the provisions of applicable law and may be waived by the general meeting of shareholders in accordance with applicable law. The shareholders may individually waive or assign such right, it being specified that any waiver in favor of a named person or any assignment thereof shall comply with relevant applicable law and by these bylaws.

~~No capital increase in shares paid up in cash may however be implemented if the existing capital has not been priorly fully paid up. Capital increases must be implemented within five years as of the date on which the Shareholders' General Meeting has taken or authorized such resolution.~~

~~Capital increases may occur through the issue of shares with a premium. That premium of which the total amount shall have to be paid at the time of the subscription of the shares shall not be regarded as a profit to be distributed under operating profit; it shall represent an additional payment to the capital in shares and shall belong exclusively to all shareholders, except otherwise provided for by the Ordinary or Extraordinary Shareholders' Meeting.~~

~~In case of an increase through the issue of shares payable in cash, and unless otherwise provided further to a resolution from the Extraordinary Shareholders' General Meeting, the owners of existing shares~~

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~~who have duly contributed as they were called up shall receive in proportion to the amount of these shares, a preferential right to subscribe to the new shares. The Board shall determine the manner in which that right shall be exercised and its validity period in compliance with (French) law; it shall be negotiable under the same conditions as the shares during the subscription.~~

~~Those shareholders who, due to the number of shares they hold, may not obtain a new share or a full number of new shares, shall be entitled to group to exercise their right but however no joint subscription may result from such a grouping.~~

ARTICLE 8 - CAPITAL REDUCTION

~~The Extraordinary Shareholders' General Meeting may also decide a reduction of the registered capital for whatever reason and in whatever manner, in particular through the reimbursement to the shareholders of a repurchasing of the corporate shares or the exchange of old shares by new shares, for the same or a lower number of shares, with or without the same nominal amount and, if any, the obligation of selling or buying old shares to enable the exchange or also through the payment of a balance in cash.~~

The registered capital may be reduced in compliance with applicable by law, subject to report by the Board, by the general meeting of the shareholders acting under the quorum and majority requirements under applicable law, by means of a reduction in the number of shares or their par value.

~~The General Meeting may also delegate to the Board all powers to implement the capital reduction.~~

~~The Auditors shall be informed on the project of capital reduction at least forty five days prior to the Meeting. The General Meeting shall decide on the report from the Auditors who shall provide their appreciation on the causes and the conditions of the operation.~~

~~When losses do not motivate the capital reduction, creditors may within a period of thirty days as of the date of the filing with the Clerk of the Trade Court of the minutes of the resolution from the General Meeting who decided or authorized the reduction, oppose to the reduction. The opposition is brought before the Trade Court.~~

TITLE III

SHARES

ARTICLE 9 – PAYMENT OF THE SHARES

At the time of capital increase, the shares to be subscribed in cash must be paid up of at least one fourth at the time of the subscription. The balance of payments shall be paid within a maximum of five years, as of the day on which the capital increase shall have become effective, in one or several times, at the times and in the proportions determined by the Board. The calling up of capital contributions shall be communicated to the shareholders by registered letter at least fifteen days prior to the date fixed for each payment.

~~The shares contributed in cash as part of the capital increases may be paid up partly or totally through the compensation of a debt which is fixed, liquid and due to the company.~~

The subscription price for shares issued for cash pursuant to capital increases may be paid up, in whole or in part, by way of set-off against liquidated and due claims held by the subscriber against the Company.

The Board may authorize at any time the shareholders to prepay the amount of their shares which are not yet called up.

Should the shareholders not proceed with the payments on the set dates, the interest of the amount of these payments shall run by law for each day of delay at a rate of 12% per annum as of the date of payment fixed in the registered letter above mentioned and without a claim or formal notice being necessary.

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If within the period fixed at the time of calling up the capital, some shares have not been paid up from the required payments, the Company may, one month after a special formal individual notice notified to the defaulting shareholder - by registered letter or extra judicial writ – offer, to the other shareholders, the shares to be paid up by registered letter sent to each of them.

To implement this preemptive right, the Board shall have, upon the expiration of the fixed time limit, at the time of the calling up of capital, to offer to the shareholders the shares to be paid up by registered letter sent to each of them.

If several shareholders are purchasers, the shares shall be distributed among them in proportion to their rights in the Company.

If such a proportional distribution is not possible, the remaining shares shall be distributed through draw lots.

If within a time limit of one month further to the shareholders having been warned, some shares are still not paid up, the Company may sale them within the terms and conditions stipulated under ~~Section L.228-27~~article R.228-24 of the French Commercial Code ~~through the decree of March 23, 1967 referred to for its application~~.

The sale of the shares shall be carried in public auctions by a stock broker or a public notary. For such purpose, the Company shall publish in a legal gazette within the department of the registered offices, at least thirty days further to the notice scheduled in the previous paragraph, a notice concerning the sale of the shares. It shall inform the debtor and, if any, its co-debtors, of the sale by a registered letter containing indications on the date and the issue number of the gazette in which the publication has been made. The sale of the shares may not take place less than fifteen day as from the sending of the registered letter.

The Company shall be entitled to the net proceeds of the sale up to the due amount and shall be deducted from the principal amount and interests due by the defaulting shareholder before the reimbursement of the costs incurred by the company to realize the sale. The defaulting shareholder remains debtor or benefits from the difference.

Upon the expiration of the time limit as scheduled in the fifth paragraph above, the shares not paid up from the required payments shall stop permitting the admission and the voting rights in shareholders meetings and shall be deducted for the counting of the quorum. The right to the dividends and the preferential right of subscription shall be suspended. If the shareholder pays up the principal sum and its interests, he/she may ask for the payment of non prescribed dividends but he/she may not exercise an action under a preferential right of subscription to a capital increase after the expiration of the time limit fixed for the exercise of that right.

ARTICLE 10 – LEGAL FORM AND CONDITIONS OF VALIDITY OF SHARES

The shares are compulsorily issued by the Company as registered shares and are materialized through a registration into the accounts of the Company.

The share accounts are kept under the conditions and terms provided by law, by the Company or any other authorized Agent the name or denomination and address of which shall be published in the "Bulletin des Annonces Légales Obligatoires" (Bulletin for compulsory legal announcements).

The share accounts mention:

-	the identification data of natural persons or legal entities in the name of whom they have been opened and, if any, the legal nature of their rights or incapacities ;

-	the name, the category, the number and, if any, the nominal value of the registered shares;

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-	the restrictions which may concern these shares (pledge, escrow account, etc...).

Whenever the shares are not fully paid upon subscription, the payments on these shares are put in and witnessed as such by a certificate.

Each share gives right to a part of the ownership of the Company's assets, in proportion with the number of issued shares. Besides, it gives right to a part of profits as stipulated under Article 27 hereinafter.

Shareholders are only responsible up to the amount of shares they possess and above that amount, any calling up of capital is forbidden. They cannot be subject to any restitution of interests or dividends which were regularly distributed.

ARTICLE 11 - SHARE TRANSFERS

Shares may be freely traded under the conditions defined by law. In the event of a capital increase, the shares may be traded from the completion thereof.

Shares shall remain negotiable following the Company’s dissolution, and until the closing of its liquidation.

ARTICLE 12 - INDIVISIUM OF SHARES - SEALS

In respect of the Company the shares are indivisible. Joint owners of a share shall be represented before the Company by a single person they shall have appointed further to a common agreement.

Whenever the ownership of several ~~existing~~ shares shall be necessary to exercise any right whatsoever and in particular to exercise the preferential right as here above provided for, or still, in the case of exchange or attribution of the shares further to an operation such as: capital reduction, capital increase by incorporation of reserves, merger, entitling to a new share against providing existing shares, isolated shares or shares in a number lower than the one required shall grant no right to the holder against the Company ; shareholders shall be personally responsible for the regrouping of the necessary number of shares.

The heirs, representatives or creditors of a shareholder shall under no circumstances whatsoever neither call for the seals on the Company's assets and documents requesting the partition or the sale by auction of a lot held by indivisium, nor interfere in whatever manner in its management ; they must - for the exercise of their rights - refer to the corporate inventories/ books and the decisions from the General Meeting.

All shares which form or shall form the registered capital shall always be assimilated to one another as regards tax costs. Consequently, all duties and taxes which for whatever reason could - with respect to any reimbursement of capital of these shares, or more generally, any distribution of their profit become claimable for only some of them, either during the existence of the Company or during its winding-up, shall be distributed among all shares representing the capital at the time of that or those reimbursements or distributions in such a way that all current or future shares shall confer on their owners - whilst taking into account the nominal amount of shares and rights not amortized of different categories, the same effective privileges giving them the right of receiving the same net amount.

TITLE IV

MANAGEMENT OF THE COMPANY

ARTICLE 13 – BOARD OF DIRECTORS

The Company is managed by a board of directors (the “Board ~~of Directors~~”) made up of individuals or legal persons (the “Directors”) whose number is determined by the Ordinary Shareholders Meeting within the limits provided for by the law.

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A legal entity must, at the time of its appointment, designate an individual who will be its permanent representative at the Board ~~of Directors~~. The duration of the office of this permanent representative is the same as that of the Director legal body he/she represents. In the event the legal body revokes its permanent representative, it must replace said representative immediately. The same rules apply in case of death or resignation of the permanent representative.

The Directors’ term of office is two (2) years. The tenure of a Director shall terminate at the close of the Ordinary General Shareholders Meeting that meets to vote upon the accounts of the preceding fiscal year and is held in the year during which the term of office of said Director comes to an end.

The Directors may always be re-elected, they may also be revoked at any time by the Shareholders' General Meeting.

An individual person cannot to hold more than five positions as a member of a Board ~~of Directors~~ or a member of a  ~~Supervisory Board~~supervisory board in companies registered in France; the directorship held in controlled companies (as defined by ~~Section~~article L.233-16 of the French Commercial Code) by the Company, are not taken into account.

In case of death or resignation of one or several Director(s), the Board ~~of Directors~~ may make (a) provisional appointment(s), even between two General Shareholders Meetings.

Any such provisional appointment(s) made pursuant to the previous paragraph need to be ratified by the next following Ordinary Shareholders' General Meeting.

Failing ratification, the resolutions and acts approved beforehand by the Board remain nonetheless valid.

When the number of Directors falls below the compulsory legal minimum, the remaining ~~directors~~Directors must summon immediately the Ordinary General Shareholders Meeting, in order to reach the full complement of the Board.

Any Director appointed in replacement of another Director whose tenure has not expired remains in office only for the remaining duration of the tenure of his predecessor.

An employee of the Company may be appointed as a Director. His/her contract of employment must however correspond to an effective work. In this case, he/she does not loose the benefit of his/her employment contract.

The number of Directors who are also linked to the Company by an employment contract can not exceed one third of the Directors in office or five members.

Directors cannot be more than eighty five years old. In case one of the Directors reaches this limit during his/her office, the older Director is automatically considered as having resigned at the next General Shareholders Meeting.

ARTICLE 14 - MEETINGS OF THE BOARD

14.1. The Board ~~of Directors~~ meets as often as the interests of the Company require.

14.2. The Chairman summons the Directors to the Meetings of the Board. The notification of the Meetings may be made by all means, whether oral or written.

Furthermore, any Director or the Chief Executive Officer may validly request that the Chairman convene the Board of Directors. In such case, they shall specify the agenda for the meeting. In the event of the Chairman's failure to act, the relevant director or the Chief Executive Officer shall have the authority to convene the Board of Directors and set the agenda for the relevant meeting.

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~~Furthermore, if there has not been a Board Meeting for two months, members of the Board representing at least one third of the members of the Board, or the Chief Executive Officer, may validly require the President to summon the Board. In such a case, they must indicate the agenda for the meeting.~~

~~In case a Labor Committee exists, the representatives of this committee - appointed pursuant to the Labor Code - must be invited to every meeting of the Board.~~

The meeting takes place either at the registered office or at any other place in France or abroad.

14.3. For the resolutions of the Board ~~of Directors~~ to be valid, at least one half of its members must be present or deemed present.

~~Within the limits provided for in Article L. 225-37, paragraph 3 of the French Commercial Code and subject to the implementation of internal regulations, the Board of Directors may decide that for the calculation of the quorum and the majority of the directors, account will be taken of the participation of one or more directors on the Board of Directors by any means of telecommunication (videoconference and teletransmission), and this, in compliance with the regulatory provisions and safe legal exceptions.~~

Unless otherwise provided in the charters that may be adopted by the Board, Directors who participate in a meeting of the Board by means of telecommunication permitting their identification and ensuring their effective participation, in accordance with applicable law, shall be deemed present for purposes of determining quorum and majority.

The charters of the Board of Directors may provide that certain decisions may not be taken at a meeting held under such conditions.

Any decision granting options to purchase new or existing shares of the Company to a Director who is also an employee, to the President or to the Chief Executive Officer of the Company (when he/she is also a Director), within the framework of an authorization given by the Extraordinary Shareholders' General Meeting, pursuant to ~~Sections~~articles L.225-177 et seq. of the French Commercial Code, shall be taken by a majority vote among the Directors who are present or represented. The concerned Director as well as any other Director who is likely to be granted similar options cannot take part in the vote.

The resolutions of the Board shall be taken at a majority vote; in case of a ~~split decision, the President has casting vote.~~tie, the chairperson of the meeting has the casting vote. Decisions of the Board may also be made by written consultation of the Directors, including by electronic means, it being specified that any Director may object to the use of this method of consultation. Directors wishing to exercise their right of objection must provide written notice (including by electronic means) no later than two (2) business days following receipt of the text of the proposed resolutions and the voting form. The Board may then be reconvened in accordance with the provisions of Article 14.2 above.

~~The Board of Directors may also take the following decisions by written consultation of the directors, which fall within the Board's own powers:~~

~~·~~	~~provisional appointment of Board members, as provided for in Article L. 225-24 of the French Commercial Code~~

~~·~~	~~authorization of sureties, endorsements and guarantees as provided for in the last paragraph of Article L. 225-35 of the Commercial Code,~~

~~·~~

~~decision taken on the basis of a delegation of powers granted by the Extraordinary Shareholders' Meeting in accordance with the second paragraph of Article L. 225-36 of the Commercial Code, to amend the bylaws to bring them into line with legal and regulatory provisions,~~

~~·~~	~~convening of Shareholders' Meetings,~~

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~~·~~	~~transfer of the registered office to the same department, and~~

~~·~~	~~any decision that may be added to this list by virtue of a change in the legislation in force.~~

When the decision is taken by written consultation, the text of the proposed resolutions accompanied by a voting form is sent by the Chairman to each member of the Board ~~of Directors~~ by electronic means (with acknowledgement of receipt).

The directors have a period of three working days following receipt of the text of the proposed resolutions and the voting form to complete and send to the Chairman by electronic means (with acknowledgement of receipt) the voting form, dated and signed, by ticking a single box for each resolution corresponding to the meaning of their vote.

If no box or more than one box has been ticked for the same resolution, the vote will be null and void and will not be taken into account for the calculation of the majority for the relevant resolution.

Any director who has not responded within the above time period shall be considered absent and his or her vote shall not be counted for the purpose of calculating quorum and majority.

During the response period, any director may request any additional explanations from the initiator of the consultation.

Within five working days following receipt of the last ballot, the Chairman shall draw up and date the minutes of the deliberations, to which the ballots shall be annexed and which shall be signed by the Chairman and a director having participated in the written consultation.

Directors may vote by correspondence in connection with any meeting of the Board.

A voting form complying with the provisions of article R. 225-51 of the French Commercial code shall be sent electronically to each Director who so requests by email (with acknowledgment of receipt), together with the text of the proposed resolutions and any other document necessary for the Director's information.

Directors wishing to vote by correspondence must complete and send their electronic voting form to the Chairman of the Board before the deadline indicated on the form. Votes cast by correspondence by any means other than the voting form, or after the expiration of the specified deadline, shall not be taken into account for the purposes of calculating quorum and majority.

The form must be dated and signed and, for each resolution, the Director must check a single box corresponding to the meaning of his or her vote. If no box or more than one box is checked for a given resolution, the vote shall be null and void and shall not be taken into account for the purposes of calculating the majority for the relevant resolution. Directors may express their position in the space provided for that purpose on the form.

Any Director present at the meeting may validly confirm or change the meaning of a vote previously cast by correspondence.

Votes cast by correspondence shall be communicated to the Board and taken into account in the deliberations.

Voting forms received shall be appended to the minutes drawn up after the relevant meeting.

14.4. Any Director may grant a proxy – ~~even by letter, telegram, telex or fax~~by any written means (including by email) – to any other Director to represent him/her at a Board Meeting; however, each Director is not allowed to have more than one proxy per meeting.

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14.5. The copies or abstracts of the minutes of the Board ~~of directors~~ are certified by the Chairman of the Board, the Chief Executive Officer, the Director temporarily delegated in the duties of President or by a representative duly authorized for that purpose.

The register may be kept and the minutes drawn up in electronic form; in this case, the minutes are signed by means of an electronic signature which at least meets the requirements for an advanced electronic signature. The minutes are dated electronically by a time-stamping means offering any guarantee of proof.

The attendance register can be kept in electronic form; in this case, the register is signed by means of an electronic signature which at least meets the requirements for an advanced electronic signature. The register is dated electronically by a time-stamping means offering any guarantee of proof.

ARTICLE 15 - POWERS OF THE BOARD

The Board ~~of Directors~~ defines the orientations of the Company's activity and supervises their implementation. Within the limits set out by the corporate purposes, and the powers expressly granted by law to the General Shareholders Meeting, the Board may deliberate upon the business of the Company and take any decisions thereof.

ARTICLE 16 - CHAIRMAN

The Board elects one of its members as Chairman of the Board, who must be an individual. The Board determines the duration of the office of the Chairman: it cannot exceed that of his/her office as a Director. The Board may revoke the Chairman at any time. The remuneration of the Chairman is decided by the Board ~~of Directors~~.

The Chairman represents the Board and organizes its work. The Chairman is responsible for the good functioning of the Company's organization and, in particular, has to check the ability of the Board members to perform their mission.

The Chairman of the Board ~~of Directors~~ cannot be over eighty-five years old. In case the Chairman reaches this limit during his/her tenure, he/she will automatically be considered as having resigned. However, his/her tenure is extended until the next Board of Directors Meeting, during which his/her successor shall be appointed. Subject to this provision, the Chairman of the Board may always be re-elected.

ARTICLE 16 bis - CHIEF EXECUTIVE OFFICER

The general management of the Company is performed, under his responsibility, either by the Chairman of the Board or by another individual, elected by the Board and bearing the title of Chief Executive Officer.

The choice between these two methods of management belongs to the Board and must be made as provided for by these bylaws.

Shareholders and third parties are informed of this choice under legal and regulatory conditions.

The Chief Executive Officer is vested with the most extensive powers to act under all circumstances on behalf of the Company, within the limits set out by the corporate purposes, and subject to the powers expressly granted by law to the Board ~~of Directors~~ and the General Shareholders Meeting.

The Chief Executive Officer represents the Company with third parties. The Company is bound by the acts of the Chief Executive Officer overcoming the corporate purposes, unless proven that the third party knew such act overcame the corporate purposes or could not ignore so in light of the circumstances; yet, the sole publication of the bylaws is not enough to constitute a sufficient evidence thereof.

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The remuneration of the Chief Executive Officer is decided by the Board ~~of Directors~~. The Chief Executive Officer can be revoked at any time by the Board ~~of Directors~~. If this revocation is not justified, damages may be allocated to the Chief Executive Officer, except when the Chief Executive Officer is also the Chairman of the Board.

Pursuant to ~~Section~~article 706-43 of the French criminal proceedings Code, the Chief Executive Officer may validly delegate to any person he/she chooses the powers to represent the Company within the framework of criminal proceedings which might be taken against the Company.

The Chief Executive Officer may not hold another position as Chief Executive Officer or member of a Supervisory Board in a company registered in France except when (i) such company is controlled (as referred to in ~~Section~~article L.233-16 of the French Commercial Code) by the Company and (ii) when this controlled company’s shares are not quoted on a regulated market.

The Chief Executive Officer cannot be over seventy years old. In case the Chief Executive Officer reaches this limit during his/her tenure, he/she will automatically be considered as having resigned. However, his/her tenure is extended until the next Board ~~of Directors~~ meeting, during which his/her successor shall be appointed.

ARTICLE 17 - DEPUTY CHIEF EXECUTIVE

Upon the Chief Executive Officer’s proposal, the Board ~~of Directors~~ may appoint one or several individual(s) as Deputy Chief Executive(s) with the aim of assisting the Chief Executive Officer.

The Deputy Chief Executive may be revoked at any time by the Board, upon proposal of the Chief Executive Officer.

In agreement with the Chief Executive Officer, the Board ~~of Directors~~ shall determine the scope and duration of the powers delegated to the Deputy Chief Executive. The remuneration of the Deputy Chief Executive is decided by the Board ~~of Directors~~.

Towards third parties, the Deputy Chief Executive has the same powers as the Chief Executive Officer, among which the ability to represent the Company in court.

The Deputy Chief Executive Officer cannot be over seventy years old. In case a Deputy Chief Executive Officer would reach this limit during his/her office, he/she would automatically be considered as having resigned. However, his/her office is extended until the soonest Board ~~of Directors~~ meeting, during which his/her successor shall be appointed.

In any case, the maximum number of Deputy Chief Executive(s) cannot exceed five.

ARTICLE 18 - AGREEMENTS SUBJECT TO AUTHORIZATION

18.1. Securities, endorsement of drafts and guarantees provided for by the Company shall be authorized by the Board ~~of Directors~~ in compliance with the conditions provided for by the law.

18.2. According to the provisions of ~~Article~~article L. 225-38 of the French Commercial Code, any agreement to be entered into - either directly or indirectly or through an intermediary - between the Company and one of its Directors, its Chief Executive Officer or Deputy Chief Executive, one of its shareholders holding more than 10% of the voting rights or, if it is a company, the company controlling it (as referred to in ~~the Section~~article L. 233-3 of the French Commercial Code) is subject to a prior authorization of the Board ~~of Directors~~. The same authorization applies to the agreements in which these persons are indirectly interested.

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The same shall apply for agreements between the Company and another company, whenever one of the Directors, Chief Executive Officer(s) or Deputy Chief Executive(s) of the Company is the owner, a partner with unlimited liability, a manager, Director, member of ~~the Supervisory Board~~a supervisory board or more generally an officer of said company.

However, such provisions do not apply to agreements entered into in the ordinary course of business and on arm's length terms, or to agreements entered into between two companies of which one holds, directly or indirectly, the entire share capital of the other, after deduction, where applicable, of the minimum number of shares required to meet the requirements of ~~Article~~article 1832 of the French Civil Code or ~~Articles~~articles L. 225-1, L. 22-10-1, L. 22-10-2 and L. 226-1 of the French Commercial Code.

Pursuant to the provisions of ~~Article~~article L. 225-40 of the French Commercial Code, any person directly or indirectly involved in an agreement must inform the Board as soon as he or she becomes aware of an agreement to which ~~Article~~article L. 225-38 of the French Commercial Code is applicable. The interested party, being a member of the Board ~~of Directors~~, may not take part in the deliberations or vote on the requested authorization.

The Chairman of the Board ~~of Directors~~ informs the Statutory Auditor, if any, of all agreements authorized and entered into, and submits them to the Shareholders' Meeting for approval.

The Statutory Auditor or, if no Statutory Auditor has been appointed, the Chairman of the Board ~~of Directors~~, present a special report on these agreements to the Shareholders' Meeting, which votes on the report.

Any person directly or indirectly interested in the agreement may not take part in the vote. His/her shares are not taken into account for the calculation of the majority.

ARTICLE 19 - PROHIBITED AGREEMENTS

Directors who are not legal bodies are prohibited from taking out loans from the Company, under any form whatsoever, from getting an overdraft on a current account or otherwise, and benefiting from a guarantee from the Company for the agreements they have entered into with third parties.

The same prohibition applies to Chief Executive ~~Officers~~Officer, Deputy Chief Executives and to permanent representatives of the Directors legal bodies. It also applies to spouses, ascendants and descendants of the persons referred to in the previous paragraph, as well as to any interposed person.

TITLE V

AUDITORS

ARTICLE 20 - AUDITORS

~~The Ordinary General Meeting of shareholders appoints, under the conditions set by article L823-1 of the French Commercial Code, and with the mission fixed by law, the Company's Statutory Auditors.~~

The audit of the Company shall be conducted, subject to applicable law, by one or more Statutory Auditors meeting the legal eligibility requirements. Where the legal conditions are satisfied, the Company shall appoint at least two statutory auditors.

~~The Auditors are appointed for six fiscal years. Their mandate ends at the time of the General Meeting deciding upon the statements of the sixth fiscal year.~~

~~Articles of Association – December 18, 2025~~Bylaws – June 26, 2026 - English translation for information purposes only	88

Each Statutory Auditor shall be appointed by the ordinary general meeting of shareholders.

The ordinary general meeting of the shareholders shall appoint, in the cases provided for by law, one or more alternate Statutory Auditors to replace the incumbent auditors in the event of refusal, incapacity, resignation, or death.

If the ordinary general meeting of the shareholders fails to appoint a Statutory Auditor, any shareholder may petition a court of competent jurisdiction for such appointment, provided that the Chairman of the Board has been duly notified. The term of office of the Statutory Auditor so appointed shall expire upon the appointment of one or more Statutory Auditors by the ordinary general meeting of the shareholders.

The Auditor appointed to replace another shall only remain in service until the expiration of the mandate of his predecessor.

Auditors are indefinitely re-eligible.

One or several shareholders representing at least one twentieth of the registered capital may ask in court the objection to one or several Auditors appointed by the meeting and the designation of one or several other Auditors who shall provide their services replacing the objected Auditors. Under penalty of unacceptability of the request, the latter shall have to be made before the President of the Commercial Court who shall rule in chambers within a period of thirty days as from the rejected nomination.

The Auditors must be called at the Board meeting during which the accounts of the ended financial year shall be closed and at all shareholders meetings.

ARTICLE 21 - EXPERTISE

One or several shareholders representing at least one twentieth of the registered capital may ask to the President of the Commercial Court to rule in chambers to designate an expert in charge of presenting a report on one or several management operations.

The report from the expert possibly appointed must be sent to the petitioners, to the Board, to the Ministère Public ("Attorney General"), to the Labor Committee ~~and to the COB (French SEC)~~ ; it shall also be attached to the report from the Auditor(s) prepared for the forthcoming General Meeting and should be granted the same advertising.

TITLE VI

GENERAL MEETINGS

ARTICLE 22 - GENERAL RULES

Collective decisions of the shareholders are taken in Ordinary, Extraordinary or Special Shareholders' Meetings depending on the nature of the decisions they are called upon to take. Ordinary, Extraordinary and Special Shareholders' Meetings exercise their respective powers in accordance with the law.

Shareholders' Meetings are convened and held in the conditions, form and timeframe set by law.

~~When the Company wishes to convene a meeting by electronic means instead of by mail, it must first obtain the agreement of the shareholders concerned, who must indicate their electronic address.~~

Meetings are held at the registered office or at any other location specified in the notice of meeting.

The right to participate in Shareholders' Meetings is governed by the legal and regulatory provisions in force.

~~Articles of Association – December 18, 2025~~Bylaws – June 26, 2026 - English translation for information purposes only	89

~~All shareholders~~Any shareholder, regardless of the number of shares ~~they own, have~~it owns, has the right to attend Shareholders' Meetings and to participate in the deliberations, in person, by proxy or by remote voting, under the conditions and within the time limits provided for by the regulations in force.

The right to participate in Shareholders' Meetings shall be evidenced by the registration of shares in the name of the shareholder as of 12:00 a.m. (Paris time) on the fifth (5th) business day preceding the Shareholders' Meeting.

Shareholders may, in accordance with the conditions laid down by the regulations in force, send in their postal voting form for any Shareholders' Meeting, either in paper form or, if the Board ~~of Directors~~ so decides in the notice of meeting, by remote transmission.

The Board ~~of Directors~~ may organize, ~~under the conditions provided for by law and the~~in compliance with applicable laws and regulations ~~in force~~, the participation and voting of the shareholders at ~~Meetings~~Shareholders' Meeting by videoconference or by other means of telecommunication ~~means, including the Internet, allowing~~that allow for their identification, as a supplement to or to the exclusion of any other method of participation. If the Board ~~of Directors~~ decides to exercise this option for a given Shareholders' Meeting, ~~this~~such decision of the Board shall be stated in the notice of ~~meeting. Shareholders participating in the Meetings by videoconference or by any of the other~~the relevant meeting. However, with respect exclusively to Extraordinary Shareholders' Meeting, one or more shareholders representing at least 25% of the share capital may object to the exclusive use of a means of telecommunication ~~referred to above, at the discretion of the Board of Directors, are~~ allowing for their identification. This right of objection shall be exercised after the publication of the notice of meeting, in accordance with applicable laws.

Shareholders participating in Shareholders' Meeting through a means of telecommunication allowing for their identification shall be deemed ~~to be~~ present for the purposes of calculating ~~the~~ quorum and ~~the~~ majority requirements.

Shareholders who use the electronic voting form offered on the website set up by the meeting's centralizing agent are deemed to be present. The electronic form can be entered and signed directly on this site by means of an identification code and a password. The proxy or vote thus expressed before the Meeting by this electronic means, as well as the acknowledgement of receipt thereof, will be considered as non-revocable writings and binding on all.

Postal voting forms and proxies given to be represented at a Meeting may include an electronic signature of the shareholder or of his legal or judicial representative in the form of a process that complies with the requirements of ~~Article~~article 1316-4 paragraph 2 of the Civil Code, i.e. a reliable identification process that guarantees its link with the act to which it relates.

All shareholders have the right to obtain the documents necessary to enable them to make fully informed decisions on the management and operation of the Company.

The nature of these documents and the conditions under which they are sent or made available are determined by law and regulations.

Meetings are chaired by the Chairman of the Board ~~of Directors~~ or, in his absence, by the Chief Executive Officer, by a Chief Operating Officer if he is a director, or by a director specially delegated for this purpose by the Board. Failing this, the Meeting shall elect its own Chairman.

The functions of scrutineers are performed by the two shareholders, present and accepting these functions, who have, both by themselves and as proxies, the greatest number of votes.

The bureau appoints the secretary, who may be chosen from outside the shareholders.

An attendance sheet is kept under the conditions provided for by law.

~~Articles of Association – December 18, 2025~~Bylaws – June 26, 2026 - English translation for information purposes only	90

The minutes are drawn up in accordance with the law. Copies or extracts of the minutes of the Meeting are validly certified by the Chairman of the Board ~~of Directors~~, by a director exercising the functions of Chief Executive Officer or by the Secretary of the Meeting.

ARTICLE 23 - EXTRAORDINARY GENERAL MEETINGS

The Extraordinary Shareholders' Meeting convened on the first or second notice of meeting may only validly deliberate if the shareholders present or represented hold at least 33⅓ of the shares with voting rights.

Decisions of the Extraordinary Shareholders' Meeting are taken by a two-thirds majority of the votes cast by the shareholders present or represented. The votes cast do not include those attached to shares for which the shareholder has not taken part in the vote, has abstained or has voted blank or invalid.

ARTICLE 24 - ORDINARY GENERAL MEETINGS

The Ordinary Shareholders' Meeting convened on the first or second notice of meeting may only validly deliberate if the shareholders present or represented hold at least 33⅓ of the shares with voting rights.

Decisions of the Ordinary General Meeting are taken by a majority of the votes cast by the shareholders present or represented. The votes cast do not include those attached to shares for which the shareholder has not taken part in the vote, has abstained or has voted blank or invalid.

TITLE VII

INVENTORIES - PROFITS – RESERVES

ARTICLE 25 - COMPANY’S FISCAL YEAR

Each fiscal year shall cover a period of twelve months starting on January 1st and ending on next December 31st.

ARTICLE 26 - INVENTORY – ACCOUNTS

Regularly accounting of corporate operations is held in compliance with Law.

At the end of the each fiscal year, the Board draws up an inventory and the financial statements.

~~A management report is prepared on the situation of the Company over the last fiscal year, its expected evolution, the major events which occurred between the date of the end of the last fiscal year and the date on which the management report is prepared and on its activities in research and development.~~

When required by law, it shall prepare a management report containing the disclosures required by law.

All these documents are made available to the ~~Auditors~~ disposal of the Auditors (if any has been appointed) according the provisions set forth by the law.

ARTICLE 27 - FIXING, ALLOCATION AND DISTRIBUTION OF PROFITS

On the profit of each fiscal year subject to reduction of the amount of the previous law, an amount equal to 5 % of it shall be allocated in order to constitute the legal funds ; such allocation is no longer compulsory when the said funds amount to 10 % of the registered capital ; should the amount of the legal funds become inferior of the registered capital, such allocation should have to be implemented.

~~Articles of Association – December 18, 2025~~Bylaws – June 26, 2026 - English translation for information purposes only	91

The General Meeting may allocate any amount to the appropriation of all optional, ordinary or extraordinary funds or carrying it forward.

The profit of the fiscal year reduced by the amount of previous losses and by the amount to be allocated to the reserves according any legal provisions or bylaws and increased by the amount of the carried forward profit constitutes the distributable profit.

Further to the approval on the financial statement and the determination of the distributable amounts, the General Meeting decides the amount of the dividends to be distributed to the shareholders. The General Meeting may also decide on the distribution of amounts appropriated from the reserves it has available either to provide or complete dividends or as extraordinary distribution ; in such a case, the decision shall expressly indicate the reserve items from which the distributions are made. However, the dividends have to be priorly distributed from the distributable profit of the current fiscal year.

ARTICLE 28 - PAYMENT OF DIVIDENDS

The terms and conditions of payment of dividends voted by the General Meeting are decided by the relevant meeting or, failing such decision, by the Board. However, the payment must occur within a period which can not exceed nine months from the end of the fiscal year unless a court decision authorizes an extension of such time limit for payment.

Dividends which are not claimed within five years from their maturity date shall be bared.

TITLE VIII

EXTENSION - DISSOLUTION - WINDING UP

ARTICLE 29 - EXTENSION

At least one year prior to the expiration date of the Company, the Board must convene a Extraordinary Shareholders' General Meeting to decide the prorogation of the Company; such prorogation may not exceed 99 years.

Failing such Extraordinary Shareholders' General Meeting, any shareholder may fifteen days further to a formal notice sent to the Chairman of the Board, by registered letter remaining unsuccessful, request from the courts the appointment of a Agent in charge of convening the meeting here above.

ARTICLE 30 - DISSOLUTION

The Extraordinary Shareholders' Meeting may, at any time, decide the accelerated dissolution of the Company.

If - as a consequence of the losses showed by the Company's accounts, the net assets of the Company are reduced below one half of the registered capital of the Company, the Board ~~of Directors~~ must, within four months from the approval of the accounts showing this loss, convene an Extraordinary Shareholders' General Meeting in order to decide whether the Company should be dissolved before its statutory term.

If the dissolution is not declared, the company is required to, at the latest at the closing of the second fiscal year following that which has showed the losses, restore the net assets up to an amount at least equal to one half of the capital or, subject to the legal provisions concerning the minimum capital of sociétés anonymes, reduce its capital by the necessary amount so that the amount of net assets is at least equal to one half of the capital.

If, before the expiry of the term mentioned above, the net assets have not been restored up to an amount at least equal to one half of the capital while the capital is greater than the threshold set forth by the applicable legal provisions, the company is required to, at the latest at the closing of the second fiscal year

~~Articles of Association – December 18, 2025~~Bylaws – June 26, 2026 - English translation for information purposes only	92

following the expiry of such term, reduce its capital, subject to the legal provisions concerning the minimum capital of sociétés anonymes, by the necessary amount so that the amount of capital is lower than or equal to this threshold.

If, pursuant to the preceding paragraph, the Company has reduced its share capital without ~~restoring its net assets,~~its shareholders' equity having been restored and subsequently carries out a capital increase, it ~~will be required to comply~~shall return to compliance with the provisions of the preceding paragraph before the ~~end~~close of the second fiscal year following ~~that~~the fiscal year in which ~~the~~such capital increase took place.

~~Failing such meeting of the Extraordinary Shareholders' General Meeting as well as when the meeting has not been able validly to take its resolutions, any person with an interest to do so may file a claim before a court for the dissolution of the Company.~~

In the absence of a Shareholders’ Meeting, or in the event that such Meeting was unable to validly deliberate, any interested party may petition the court for the dissolution of the Company. The same shall apply if the provisions of the fourth paragraph above have not been complied with. In all cases, the court may grant the Company a maximum period of six (6) months to cure the situation. The court may not order the dissolution if, on the date on which it rules on the merits, such cure has been effected.

The Company is in liquidation at the time of its dissolution, whatever the reason. Its legal personality remains for the needs of the liquidation until it is closed.

During the liquidation, the General Meeting keeps the same powers as when the Company existed.

The shares remain negotiable until the liquidation is closed.

The dissolution of the Company is opposable to third parties only as from the date when the dissolution is published at the Trade and Corporate Registry.

ARTICLE 31 - WINDING UP

The winding up of the Company shall be carried out ~~under the conditions provided for sectuions~~in compliance with applicable laws, including articles L.237-1 to L.237-31 of the French Commercial Code ~~and under the provisions of the decree of March 23rd, 1967 referred to for their application~~.

Further to the extinction of the liabilities, the reimbursement of the shares nominal (registered) capital shall be carried out. The liquidation bonus shall be distributed to the shareholders in a due proportion of their respective rights.

~~Articles of Association – December 18, 2025~~Bylaws – June 26, 2026 - English translation for information purposes only	93

TITLE IX

DISPUTES - ELECTION OF DOMICILE

ARTICLE 32 - DISPUTES

Any disputes arising during the existence or the winding up of the Company either between the shareholders and the company or between the shareholders themselves and related to corporate matters shall be submitted to the Courts of the location of the registered office.

Summary report: Litera Compare for Word 11.9.1.1 Document comparison done on 29/04/2026 14:40:47
Style name: JD Color
Intelligent Table Comparison: Inactive
Original DMS: iw://jonesday.cloudimanage.com/EUI/1216387287/2
Modified DMS: iw://jonesday.cloudimanage.com/EUI/1216387287/3
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~~Articles of Association – December 18, 2025~~Bylaws – June 26, 2026 - English translation for information purposes only	94

ANNEX B

English Translation for Information purposes only

Agili(3f)	KPMG S.A.

EDAP TMS S.A.

La Poudrette-Lamartine Business Park 4

Dauphiné Street

69120 VAULX-EN-VELIN

316 488 204 RCS LYON

STATUTORY AUDITORS’ REPORT ON THE ANNUAL FINANCIAL STATEMENTS

Fiscal year ended December 31, 2025

Agili(3f)	KPMG S.A.

Statutory Auditor	Statutory Auditor
Member of the Lyon-Riom Regional Association	Member of the Versailles Regional Association

69, Boulevard des Canuts	51 rue de Saint Cyr
69004 LYON	69009 LYON

Simplified Joint-Stock Company	Corporation
SIREN 840 062 442, Lyon Commercial Register	SIREN 775 726 417 RCS NANTERRE

EDAP TMS S.A.

La Poudrette-Lamartine Business Park 4,

Rue du Dauphiné,

69120 VAULX-EN-VELIN

316 488 204 Lyon Commercial Register

STATUTORY AUDITORS’ REPORT ON THE ANNUAL FINANCIAL STATEMENTS

Fiscal year ended December 31, 2025

To the General Meeting of EDAP TMS S.A.,

Opinion

In accordance with the engagement entrusted to us by your General Meeting, we have audited the annual financial statements of EDAP TMS S.A. for the fiscal year ended December 31, 2025, as attached to this report.

We certify that the annual financial statements, in accordance with French accounting rules and principles, are accurate and truthful and present a fair view of the results of operations for the past fiscal year, as well as of the company’s financial position and assets at the end of that fiscal year.

Basis for Opinion

Audit framework

We conducted our audit in accordance with professional standards applicable in France. We believe that the evidence we have obtained is sufficient and appropriate to support our opinion.

Our responsibilities under these standards are set forth in the section “Auditors’ Responsibilities for the Audit of the Financial Statements” of this report.

Independence

We conducted our audit in accordance with the independence requirements set forth in the Commercial Code and the Code of Ethics for the profession of statutory auditors, covering the period from January1, 2025,to the date of this report.

Agili(3f) – KPMG S.A.	B-2

EDAP TMS S.A.

Statutory Auditors’ Report on the Annual Financial Statements

Fiscal year ended December 31, 2025

Observation

Without calling into question the opinion expressed above, we draw your attention to the effects of the first-time application of ANC Regulation No. 2022-06, as described in Note “2.1 – Accounting Principles” of the notes to the financial statements.

Justification of assessments

In accordance with the provisions of Articles L. 821-53 and R. 821-180 of the Commercial Code regarding the justification of our judgments, we bring to your attention the following judgments which, in our professional judgment, were the most significant for the audit of the annual financial statements for the fiscal year.

These comments are made in the context of our audit of the annual financial statements as a whole and the formation of our opinion expressed above. We do not express an opinion on individual items of these annual financial statements.

Equity securities, with a net carrying amount of 74,672,132 euros as of December 31, 2025, are measured at cost and impaired based on their fair value in accordance with the procedures described in Note 2.3, “Financial Assets,” of the notes to the financial statements. Based on the information provided to us, our work consisted of assessing the data on which these fair values are based, in particular by reviewing the discounting of the profitability outlook for the relevant operations and the achievement of objectives, and by verifying the consistency of the assumptions used with the forecast data derived from the strategic plans established by each of these operations under the supervision of senior management.

Specific Audits

We have also performed, in accordance with professional standards applicable in France, the specific audits required by laws and regulations.

Information provided in the management report and in other documents regarding the financial position and the annual financial statements submitted to the Annual General Meeting

We have no comments to make regarding the fairness and consistency with the annual financial statements of the information provided in the Board of Directors’ management report and in the other documents regarding the financial position and the annual financial statements submitted to the shareholders.

We certify that the information regarding payment terms referred to in Article D. 441-6 of the Commercial Code is accurate and consistent with the annual financial statements.

Agili(3f) – KPMG S.A.	B-3

EDAP TMS S.A.

Statutory Auditors’ Report on the Annual Financial Statements

Fiscal year ended December 31, 2025

Corporate Governance Report

We certify that the Board of Directors’ report on corporate governance contains the information required by Article L. 225-37-4 of the Commercial Code.

Responsibilities of management and corporate governance bodies regarding the annual financial statements

It is the responsibility of management to prepare annual financial statements that present a true and fair view in accordance with French accounting rules and principles, and to establish the internal controls it deems necessary to ensure that the annual financial statements are free from material misstatements, whether due to fraud or error.

When preparing the annual financial statements, management is responsible for assessing the company’s ability to continue as a going concern, for disclosing, where applicable, the necessary information regarding going concern in those financial statements, and for applying the going concern accounting policy, unless the company intends to liquidate or cease operations.

The annual financial statements have been approved by the Board of Directors.

Responsibilities of the auditors regarding the audit of the annual financial statements

It is our responsibility to issue a report on the financial statements. Our objective is to obtain reasonable assurance that the financial statements, taken as a whole, are free from material misstatement. Reasonable assurance is a high level of assurance, but does not guarantee that an audit conducted in accordance with professional standards will always detect any material misstatement. Misstatements may arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As specified in Article L. 821-55 of the French Commercial Code, our audit engagement does not involve providing assurance regarding the viability or quality of your company’s management.

In the context of an audit conducted in accordance with the professional standards applicable in France, the auditor exercises professional judgment throughout the audit. Furthermore:

•the auditor identifies and assesses the risks that the financial statements contain material misstatements, whether due to fraud or error, designs and performs audit procedures in response to these risks, and obtains evidence that the auditor considers sufficient and appropriate to support the auditor’s opinion. The risk of failing to detect a material misstatement resulting from fraud is higher than that of a material misstatement

Agili(3f) – KPMG S.A.	B-4

EDAP TMS S.A.

Statutory Auditors’ Report on the Annual Financial Statements

Fiscal year ended December 31, 2025

resulting from an error, as fraud may involve collusion, falsification, intentional omissions, misrepresentations, or circumvention of internal controls;

•the auditor obtains an understanding of the internal control relevant to the audit in order to design audit procedures appropriate in the circumstances, and not for the purpose of expressing an opinion on the effectiveness of internal control;

•it assesses the appropriateness of the accounting methods selected and the reasonableness of the accounting estimates made by management, as well as the related information provided in the financial statements;

•The auditor assesses the appropriateness of management’s application of the going concern accounting assumption and, based on the evidence gathered, whether there is any material uncertainty related to events or circumstances that could cast doubt on the company’s ability to continue as a going concern. This assessment is based on the evidence gathered up to the date of the auditor’s report, although it should be noted that subsequent events or circumstances could cast doubt on the company’s ability to continue as a going concern. If the auditor concludes that a material uncertainty exists, he or she draws the attention of the readers of the report to the information provided in the financial statements regarding this uncertainty; or, if such information is not provided or is not relevant, the auditor issues a qualified opinion or a refusal to express an opinion;

•It assesses the overall presentation of the annual financial statements and evaluates whether the annual financial statements reflect the underlying transactions and events in a manner that presents a true and fair view.

Done in Lyon, March 31,

2026, the statutory auditors

KPMG S.A., represented by	Agili(3f), represented by

/s/ Stéphane DEVIN	/s/ Sylvain BOCCON-GIBOD
Stéphane DEVIN	Sylvain BOCCON-GIBOD
Partner	Partner

Agili(3f) – KPMG S.A.	B-5

BALANCE SHEET ASSETS

Headings	Gross Amount	Depreciation	12/31/2025	12/31/2024
Uncalled subscribed capital (I)
Organization expenses (II)	3,048	3,048
INTANGIBLE ASSETS:
Development costs
Concessions, patents, licenses, trademarks, processes, software solutions, rights, and similar assets – Goodwill	99,600	99,600
Other intangible assets Intangible assets in progress, advances, and deposits
TANGIBLE ASSETS:
Land Buildings
Technical installations, industrial equipment and tools Other property, plant, and equipment
Tangible assets in progress, advances, and prepayments	14,216	14,216

FINANCIAL ASSETS (1):
Equity investments	74,672,132		74,672,132	74,672,132
Receivables related to equity investments Held-to-maturity securities from portfolio activities
Other held-to-maturity securities
Loans
Other financial assets
TOTAL FIXED ASSETS (III)	74,788,996	116,864	74,672,132	74,672,132
(1) Of which due within one year

INVENTORIES AND WORK IN PROGRESS:
Raw materials and other supplies Work in progress
Finished goods
Merchandise
Advances and deposits paid on orders

ACCOUNTS RECEIVABLE (2):
Trade receivables and related accounts Other	2,651,892		2,651,892	1,825,750
receivables	24,052,653		24,052,653	12,964,441
Prepaid expenses Subscribed, called, but unpaid capital	160,676		160,676	221,285

INVESTMENT SECURITIES:
Treasury stock Other securities	590,427		590,427	590,427
Derivative financial instruments and tokens held Cash and cash equivalents	8,897,255		8,897,255	11,716,151

TOTAL CURRENT ASSETS (IV)	36,352,903		36,352,903	27,318,054
Borrowing costs (V)	366,566		366,566
Bond redemption premiums (VI)	4,309,427		4,309,427
Translation and valuation differences – Assets (VII)	934,533		934,533	125,858

TOTAL ASSETS (I+II+III+IV+V+VI+VII)	116,752,424	116,863	116,635,560	102,116,044
(2) Of which receivables due within one year			26,865,221	15,011,476

BALANCE SHEET LIABILITIES

Headings	12/31/2025	12/31/2024
Capital	4,907,697	4,896,010
Share premium, merger premium, contribution premium	107,769,975	107,781,662
Revaluation differences
Equity method adjustments
Reserves:
Legal reserve	67,304	67,304
Other reserves	56,305	56,305
Retained earnings	(15,696,867)	(16,763,480)
NET INCOME (profit or loss)	(3,582,723)	1,066,614
Capital grants Regulated provisions
TOTAL EQUITY (I)	93,521,692	97,104,416
Provisions for risks Provisions for expenses	934,533	125,858
TOTAL PROVISIONS (II)	934,533	125,858
Convertible bonds
Other bonds
Loans and debts to credit institutions	143,989	8,166
Miscellaneous loans and financial liabilities (2)	15,081,153	328,650
Forward financial instruments
Advances and deposits received on orders in progress
Accounts payable and related accounts	4,024,196	2,727,433
Tax and social security liabilities	516,592	636,962
Liabilities related to fixed assets and related accounts
Other liabilities	2,280,632	846,195
Deferred revenue
TOTAL LIABILITIES (1) (III)	22,046,561	4,547,405
Currency translation adjustments and valuation differences—Liabilities (IV)	132,773	338,364
TOTAL LIABILITIES (I+II+III+IV)	116,635,560	102,116,044
(1) Of which due within one year (excluding advances and deposits received on orders in progress)	22,046,561	3,372,561
(2) Of which equity loans

INCOME STATEMENT (list format)

Headings	12/31/2025	12/31/2024
OPERATING REVENUE:
Sales of goods Goods sold	1,329,632	1,287,273
Net revenue	1,329,632	1,287,273
Production in inventory
Capitalized production Grants
Reversals of depreciation, impairment, and provisions	125,858	96,512

Proceeds from the disposal of intangible and tangible assets
Other income	3,343	372,573
TOTAL OPERATING REVENUE (I)	1,458,833	1,756,358

OPERATING EXPENSES:
Purchases of merchandise
Change in inventory
Purchases of raw materials and other supplies Change in inventory
Other purchases and external expenses (1)	3,378,732	2,598,536
Taxes, duties, and similar payments	34,118	40,001
Salaries	218,920	710,268
Social security contributions	251,720	300,581
Depreciation, amortization, and impairment charges:
On fixed assets: depreciation and amortization
On fixed assets: provisions
On current assets: impairment provisions	89,171	125,858
Provisions

Carrying amounts of disposed intangible and tangible assets
Other expenses	342,137	253,714
TOTAL OPERATING EXPENSES (II)	4,314,798	4,028,958

(1) Including:
– Lease payments for equipment
– Real estate lease payments

1. OPERATING INCOME (I – II)	(2,855,965)	(2,272,600)

Share of income from joint operations:
Profit allocated or loss transferred (III) Loss incurred or profit transferred (IV)

FINANCIAL INCOME:
From equity investments (2)	1,025,928	1,956,009
From other securities and receivables held as fixed assets (2)
Other interest and similar income (2)	108,727	534,341
Reversals of impairment losses and provisions
Foreign exchange gains	154,068	1,273,086
Gains on disposals of financial assets
Net income from the sale of marketable securities and cash equivalents

TOTAL FINANCIAL INCOME (V)	1,288,723	3,763,436

FINANCIAL EXPENSES:

Depreciation, amortization, impairment, and provisions	1,042,693
Interest and similar expenses (3)	154,095	16,270
Foreign exchange losses	818,693	407,952
Net losses on sales of marketable securities and cash management instruments
TOTAL FINANCIAL EXPENSES (VI)	2,015,481	424,222
2. FINANCIAL INCOME (V – VI)	(726,758)	3,339,214
3. OPERATING INCOME BEFORE TAXES (I – II + III – IV + V – VI)	(3,582,723)	1,066,614

EXTRAORDINARY INCOME (VII)

EXTRAORDINARY EXPENSES (VIII)

4. EXTRAORDINARY INCOME (VII – VIII)
Employee profit sharing (IX) Income taxes (X)
TOTAL REVENUE (I+III+V+VII)	2,747,556	5,519,794
TOTAL EXPENSES (II+IV+VI+VIII+IX+X)	6,330,279	4,453,180
PROFIT OR LOSS	(3,582,723)	1,066,614
(2) Of which income from related entities	1,025,928.00	1,956,009.00
(3) Of which interest in related entities

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

I - COMPANY OVERVIEW, KEY EVENTS OF THE FISCAL YEAR AND POST-CLOSING EVENTS

1.1	Company Overview

EDAP TMS is a holding company listed on the NASDAQ. Its subsidiaries specialize in the design, manufacture, and distribution of medical devices, primarily in the field of urology.

1.2	Key Events of the Fiscal Year

On March 26, 2025, the Focal One Robotic HIFU system received the CE mark, issued by the notified body GMED, for the treatment of deep rectal endometriosis.

On October 17, 2025 (the “Effective Date”), the Company entered into a financing agreement (the “Financing Agreement”) with the EIB for a maximum amount of €36 million to support the R&D development of robotic HIFU programs. The Financing Agreement provides for financing in three tranches: €11 million (Tranche A), €12 million (Tranche B), and €13 million (Tranche C), subject to the satisfaction of conditions precedent. Under the Financing Agreement, the Company also agreed to issue warrants for each tranche, in accordance with the terms and conditions of a warrant agreement (the “Warrant Agreement”).

The payment of Tranche A was subject to financial and commercial conditions:

-	Issuance of Series A Warrants
-	Total revenue of at least €58 million
-	Commercial conditions: direct presence in the United Kingdom/Sweden, CE marking for endometriosis, and first remote collaboration with Focal One

As a precondition for the payment of Tranche A, we were required to provide the EIB with guarantee agreements from certain of our subsidiaries, under which the latter guaranteed the Company’s obligations to the EIB pursuant to the Financing Agreement.

Once these conditions were met, the amount of Tranche A, i.e., €11 million, was disbursed on October 17, 2025, and the Company issued 2,624,421 warrants to the EIB.

All warrants in a tranche will vest on the maturity date of the credit facility tranche relating to that tranche of warrants, or earlier upon the occurrence of specific events, including, but not limited to, a change of control, a disposition of the group’s assets, or an event of default.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

The WARRANT warrants will be exercisable for a period of twenty years from the earlier of the following dates: (i) a change of control, (ii) the maturity date of the first tranche, (iii) an event of default under the Financing Agreement, or (iv) a request for repayment by the EIB under the Financing Agreement. The warrants will automatically be deemed null and void if they are not exercised within 20 years of the disbursement date.

Subject to certain conditions, each warrant will entitle the EIB to one of our common shares in exchange for the exercise price. The exercise price will be equal to 90% of the volume-weighted average price of our common shares over an agreed period. The EIB has a put option allowing it to require the Company to repurchase all or part of the warrants for an amount equal to their fair market value, subject to certain conditions, including, but not limited to, a change of control, a disposal of the Group’s assets, an event of default, and up to a limit of €20 million for all warrants then exercisable. In addition, the Company has, under certain circumstances, a call option allowing it to require the EIB to sell it all shares and other securities, including the WARRANT, as well as a right of first refusal to repurchase any warrant offered for sale to a third party, subject to certain conditions.

Subject to certain conditions, including, but not limited to, a reduction in investment costs, certain change events and events of default, the EIB may demand immediate repayment of all or part of the outstanding loans, depending on the specific event, together with accrued interest, and all other amounts accrued or due to the EIB under the Financing Agreement and/or cancel any undisbursed Tranche upon the occurrence of certain events. The Financing Agreement also includes a standard clause relating to events of default.

At the date of issuance of the warrants, a liability was recognized at their fair value of €4,494k, with a corresponding entry for redemption premiums amortized on a straight-line basis over five years. At the 2025 year-end, this liability was reduced to its intrinsic value of €3,386k, with a corresponding entry in the translation adjustment account under liabilities (presented under Other Liabilities).

The Company intends to request the payment of €12 million under Tranche B in April 2026. This payment may be made at any time during the 18 months following the Effective Date, subject to the fulfillment of certain conditions, including:

-	the issuance of the Series B warrants;
-	the achievement of certain revenue and EBITDA thresholds; and
-	the achievement of certain manufacturing and clinical milestones.

The Company is entitled to request, and may request, the disbursement of the Series C loans at any time during the 30 months following the Effective Date, subject to the fulfillment of certain conditions, including:

-	the issuance of the Series C Warrants;
-	the achievement of certain revenue and EBITDA thresholds; and
-	the achievement of certain key manufacturing and commercialization milestones.

1.3	Post-closing events

N/A.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

II - ACCOUNTING PRINCIPLES AND VALUATION METHODS

2.1	Accounting Principles

Effective January 1, 2025, ANC Regulation No. 2022-06 modernized companies’ financial statements and chart of accounts. It provides for several changes, including a new definition and presentation of extraordinary income, the elimination of expense transfers, and the streamlining of the chart of accounts and financial statement templates. This new regulation has no significant impact on the Company’s financial statements.

The annual financial statements were prepared in accordance with the provisions of ANC Regulation No. 2014-03 on the General Chart of Accounts, as amended by ANC Regulation 2026-06 on the modernization of financial statements, applicable to fiscal years beginning on or after January1, 2025.

The general accounting policies have been applied in accordance with the principle of prudence, based on the following assumptions:

-	Going concern,
-	Consistency of accounting policies,
-	Separation of fiscal years.

The basic method used to measure items recorded in the accounts is the historical cost method.

The EDAP TMS Group has incurred operating losses in the past and expects these losses to continue for the foreseeable future. As of December 31, 2025, the Group had €17.4 million in cash and cash equivalents, a decrease of €9 million compared to December 31, 2024. The Company intends to draw on Tranche B of its credit facility with the European Investment Bank (“EIB”) for an amount of €12 million in April 2026, as it believes it meets or will be able to meet all the conditions precedent to the drawdown of this second tranche as of the date of publication of these financial statements. With these additional funds, the Company believes it will have sufficient resources to finance its activities and those of the Group for at least a twelve-month period from the date of publication of these consolidated financial statements.

However, the Company will need to raise significant additional funds to meet its cash flow needs and those of the Group beyond this period and until it becomes profitable. The Company may be unable to raise additional funds on acceptable terms, or may be unable to raise them at all, which could, in the future, raise uncertainties regarding its ability to continue as a going concern. Management is actively exploring various alternatives, including seeking additional financing in the debt and equity capital markets, cost-cutting measures, and restructuring opportunities, but there is no guarantee that these efforts will succeed or will be sufficient to resolve these liquidity issues. If the Company is unable to raise capital on acceptable terms when it needs it, or if it is unable to raise capital at all, it may be forced to restructure the Group’s operations or to delay, reduce, or terminate its product research and development programs, future commercialization efforts, or other operations.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

2.2	Intangible and tangible assets

Intangible and tangible fixed assets are valued at their acquisition cost.

Depreciation and amortization of fixed assets are calculated over the estimated useful life of the assets, using the straight-line method corresponding to their economic depreciation.

Depreciation is calculated based on the following useful lives:

-Designs and similar rights
✓Computer software, licenses	3 or 5 years

- Transportation equipment	5 years
- Office equipment
✓Items arising from the partial contribution of assets	3 to 5 years
✓Other	5 years
- Computer equipment	3 to 4 years
- Furniture
✓Office furniture	8 years
✓Asset from partial contribution of assets	10 years
✓Other	5 years

2.3	Financial assets

Equity securities are carried on the balance sheet at their acquisition cost, less any impairment losses deemed necessary based on the fair value of the investees. This fair value is determined using a multi-criteria approach that includes growth prospects and expected cash flows.

2.4	Receivables

Receivables are valued at their face value.

An impairment loss is recognized when the market value is lower than the carrying amount.

2.5	Marketable securities

Marketable securities are recorded at their acquisition cost. If the market value at the balance sheet date is lower than the purchase price, an impairment loss is recognized to bring the carrying amount down to the recoverable amount.

2.6	Retirement benefits

Commitments regarding retirement severance benefits are measured at the probable present value of accrued entitlements, taking into account the provisions of the collective bargaining agreement, salary increases through retirement age, employee turnover, and mortality tables. The commitments calculated in this manner are not provisioned and are disclosed under “Off-balance-sheet commitments.” Retirement severance benefits are recognized as expenses when they are actually incurred.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

2.7	Foreign currency transactions

Foreign currency transactions are recorded at the exchange rate prevailing at the time of the transaction. Receivables and payables denominated in foreign currencies are valued at the closing rate or at their hedging rate. The difference resulting from the revaluation of receivables and payables denominated in foreign currencies is recorded under the heading “Foreign currency translation adjustment.”

Foreign currency translation gains resulting from a decrease in receivables or an increase in liabilities constitute an unrealized loss that is fully provisioned.

2.8	Tax consolidation

EDAP TMS is the parent company of the tax consolidation group comprising this company and EDAP TMS France, which is wholly owned.

Tax expenses are borne by the consolidated companies as if there were no tax consolidation.

2.9	Information on the entity preparing the consolidated financial statements

Entity preparing the consolidated financial statements of the largest group of entities of which the entity is a subsidiary	Name	EDAP TMS SA
	Headquarters	4 rue du Dauphiné 69120 Vaulx-en-Velin
	Identification number if French entity	316 488 204 00058
	Location where copies of the consolidated financial statements can be obtained	4 rue du Dauphiné 69120 Vaulx-en-Velin
Entity preparing the consolidated financial statements for the smallest group of entities included in the group of entities referred to above, of which the entity is a subsidiary	Name	EDAP TMS SA
	Headquarters	4 rue du Dauphiné 69120 Vaulx-en-Velin
	Identification number if French entity	316 488 204 00058
	Location where copies of the consolidated financial statements can be obtained	4 rue du Dauphiné 69120 Vaulx-en-Velin

In accordance with Articles L. 233-17 and R. 233-16 of the Commercial Code, the company is required, as the parent of a subgroup, to prepare consolidated financial statements and a report on the group’s management.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

III - NOTES TO THE BALANCE SHEET

3.1	Changes in Fixed Assets, Depreciation, and Impairment

Fixed Assets Table—General Overview
	Balances and Movements
				Gross
				amount at
	Gross amount at			the end of
	the beginning of			the fiscal
Headings	the fiscal year	Increases	Decreases	year
Intangible assets	103	—	—	103
Property, plant, and equipment	14	—	—	14
Financial assets	74,672	—	—	74,672
Total	74,789	—	—	74,789

Financial assets consist of securities of EDAP TMS subsidiaries amounting to €74,672 thousand (see Note 6.3).

Depreciation and Amortization Schedule—General Overview
			Gross
	Useful life or		amount at			Gross
	depreciation rate;		the			amount at
	indicate the range if		beginning			the end of
	applicable	Depreciation	of			the fiscal
Headings	used	method	the fiscal year	Increases	Decreases	year
Intangible assets	3 and 5 years	Straight-line	103	—	—	103
Property, plant, and equipment	5 years	Straight-line	14	—	—	14
Financial assets		Straight-line	—	—	—	—
Total			117	—	—	117

3.2	Maturity Schedule of Receivables and Liabilities

Statement of receivables by maturity at the end of the fiscal year
		Due within	Due in more
	Gross	one year as	than one
Headings	amount	of than	year
Receivables from fixed assets	—	—	—
Receivables from current assets	26,704,545	26,704,545	—
Prepaid expenses	160,676	160,676	—
Total	26,865,221	26,865,221	—

Receivables are fully reclassified as current assets due to their nature (current account).

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

Receivables in current assets consist primarily of a current account receivable related to the U.S. subsidiary. The maturity is short-term, but actual payments will depend on the subsidiary’s ability to generate cash flow.

Statement of debt maturities at the end of the fiscal year
			Due in more
	Amount	Due within one	than one	Maturity in more
Headings	Gross	year	year	than five years
Borrowings and similar liabilities	15,225,142	15,225,142	—	—
Trade payables and related accounts	4,024,196	4,024,196	—	—
Other liabilities	2,797,224	2,797,224	—	—
Deferred revenue	—	—	—	—
Total	22,046,562	22,046,562	—	—

Pursuant to a credit agreement entered into with Banque Palatine (the “Credit Agreement with Banque Palatine”), EDAP TMS France, a subsidiary of the Company, is required, as of December 31 of each year, to comply with a capital ratio clause (the “Capital Ratio Clause”). Failure to comply with the Equity Ratio Clause entitles Banque Palatine to demand early repayment of the outstanding amount (€1.1 million as of December 31, 2025), which is due to mature in December 2026 under the Credit Agreement with Banque Palatine. Furthermore, a breach of the Capital Ratio Clause constitutes an event of default under the EIB Financing Agreement and entitles the EIB to demand early repayment of the outstanding loans under said agreement, which amount to €11 million as of December 31, 2025. Furthermore, early repayment under the Financing Agreement triggers the immediate acquisition of the warrants and allows the EIB to exercise the put option on all of its outstanding warrants in advance.

As of December 31, 2025, EDAP TMS France was in breach of the Capital Ratio Clause. On March 6, 2026, Banque Palatine: (i) waived its right to early repayment under the Banque Palatine Credit Agreement and

(ii) agreed, for all Banque Palatine loans, to replace the Capital Ratio Clause with a clause limiting the Group’s debt to €10.5 million (excluding amounts due under the credit facility with the EIB), effective retroactively as of December 20, 2025 (the “Banque Palatine Waiver”). The Banque Palatine Waiver did not alter the scheduled maturity of the Banque Palatine Credit Agreement or any other material terms. Furthermore, on March 16, 2026, the EIB agreed to waive its right to declare an event of default under the Financing Agreement (the “EIB Waiver”).

In light of the above situation and the receipt of the EIB Waiver after the closing, EDAP has reclassified the entire EIB debt and the associated warrants as short-term debt maturing on December 31, 2025.

The EIB Waiver also enables the Company to satisfy one of the conditions precedent required for the drawdown of the Tranche B loans.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

Debts secured by collateral
	Amount at the end	Amount
	of the fiscal year	secured
Loan related to EIB Share Subscription Warrants	3,385,503	3,385,503
EIB loan	11,000,000	11,000,000
Total	14,385,503	14,385,503

The balance of debt related to warrants reflects the intrinsic value of the warrants issued on October 17, 2025 (see Note 1.2).

3.3	Marketable securities

Marketable securities consist of treasury shares with a gross value of €590,000, representing 269,533 shares.

These treasury shares were not impaired as of December 31, 2025, or December 31, 2024, based on the closing share price as of December 31.

	Financial assets					Marketable securities
		Changes during the fiscal year					Changes during the fiscal year
					At the	At
	A				end of	the
	at the				the	beginning				At the
	beginning				fiscal	of				end of
	of the				year	the fiscal				the fiscal
Number and value of treasury shares (a)	fiscal year	Acquisition	Disposal	Reclassification	this	year	Acquisition	Disposal	Reclassification	year
Number of shares treasury							269,533			269,533
Gross value						269,533	590,427			590,427
Depreciation						—	—			—
Net value						269,533	590,427	—	—	590,427

3.4	Bond issuance premiums

The refinancing mentioned in section 1.2 above resulted in the recognition of bond issuance premiums on the asset side in the amount of €4,494k. These premiums are amortized on a straight-line basis over 5 years, in line with the maturity of the loan to which they relate (i.e., October 2030). As of December 31, 2025, the net balance of bond issuance premiums amounts to €4,309k.

3.5	Information on the composition of the share capital

As of December 31, 2025, the company’s issued capital consists of 37,751,519 shares with a par value of €0.13 each. More than 99% of the shares are listed on NASDAQ in the form of ADRs.

Shares and stock units issued during the fiscal year

Number
of shares /
	partnership			Number of shares
	interests at the			/ shares at the
	beginning of			end of
	the fiscal year	Increases	Decreases	the fiscal year
Shares / partnership interests	37,661,619	89,900		37,751,519

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

The increase in the number of shares during the fiscal year resulted from the allocation of bonus shares.

Number and value of shares / partnership interests by category
	Number of shares /
	partnership
	interests Par value		Comments /
	Comments / Rights	Par value	Rights conferred
Common shares	37,751,519	0.13	4,907,697
Shares with double voting rights
Preferred shares
Preferred shares
Dividend-bearing shares
Other (specify)
Total	37,751,519	0.13	4,907,697

3.6	Equity

Statement of Changes in Equity
		Allocation of
	Amount at	net income
	beginning	for the				Net income		Amount at the
	at the	from the	Dividend		Capital	for the	Other	end of
	beginning	previous	dividends	Capital increase	reduction	fiscal year	(specify)	the fiscal year
Capital	4,896,010			11,687				4,907,697
Share premiums, merger	107,837,968			(11,687)				107,826,281
premiums,
contribution
Retained earnings	(16,763,481)	1,066,614						(15,696,867)
Legal reserve	67,305					(3,582,723)		67,305
Net income for the year	1,066,614	(1,066,614)						(3,582,723)
Total equity	97,104,417	—	—	—	—	(3,582,723)	—	93,521,693

3.7	Provisions for risks and charges and impairments

Schedule of provisions
	Amount at				Balance at
	the beginning of	Increases:	Decreases:	Decreases:	the end of
	the fiscal	provisions for the	Reversals for	Reversals for	the fiscal
Headings	year	fiscal year	the year	the fiscal year	year
			Used	Unused
Provisions for risks	125,858	935,533		125,858	935,533
Provisions for expenses	—	—		—	—
Total	125,858	935,533		125,858	935,533

Retirement benefits

No provision for retirement has been recognized. As of December 31, 2025, the liabilities are valued at €131,228 for EDAP TMS. As of December 31, 2024, they were valued at €66,581.

The main valuation assumptions used include:

-	Turnover of 19.9% up to age 26, 14.9% up to age 30, 10.2% up to age 35, 6.7% up to 40 years of age, 0.3% up to 54 years of age, 0% thereafter;
-	Annual wage growth rate of 3.00%;
-	Discount rate of 4.00%;
-	Retirement age: between 62 and 65;
-	Social security contribution rate: 47.00%;
-	Application of the rights granted by the National Metalworkers’ Agreement.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

-	Impairment of treasury shares

As of December 31, 2025, the company holds 269,533 treasury shares with a total gross value of €590,000. The company has not recognized any impairment charge.

-	Equity securities

Given the outlook for the subsidiaries, no impairment of equity investments has been recognized as of December 31, 2025.

The existence of the subsidiary EDAP INC enables us to implement the HIFU deployment strategy in the U.S. in accordance with the expectations of our U.S. shareholders.

This justifies the valuation of the shares of our subsidiary EDAP INC.

3.8Fees of the statutory auditors certifying the financial statements

Fees of the auditors certifying the financial statements
	KPMG	AGILI 3F
Fees related to the audit of the financial statements	513,946	33,124
Fees related to the certification of sustainability information	—
Fees related to services other than the audit of financial statements
Total	513,946	33,124

IV - NOTES TO THE INCOME STATEMENT

4.1	Financial Results

	Year ended	Year ended
(In thousands of euros)	December 31, 2024	December 31, 2025
Impairment, provision for impairment, and foreign exchange losses	—	(845)
Impairment provision for financial assets	—	(198)
Other interest and similar income (Income from marketable securities)	534	109
Other interest and similar income (dividends)	1,956	1,026
Interest and similar expenses	(16)	(154)
Foreign exchange differences (expenses)	(408)	(819)
Foreign exchange gains	1,273	154
Net Income (Expense)	3,339	(727)

The loss in the financial result of (727) thousand euros is attributable to investment income of 109 thousand euros, a loss of (665) thousand euros on net income from foreign exchange gains and losses, bank interest of (154) thousand euros, a dividend distribution of 1,026 thousand euros from our subsidiary in Malaysia, and a provision for foreign exchange losses of (845) thousand euros, a provision for EIB bond issuance costs spread over 5 years of (13) thousand euros, and an amortization charge of (185) thousand euros on the redemption premiums of stock subscription warrants.

In accordance with ANC Regulation 2015-05, foreign exchange gains and losses are classified under the same headings as the transactions to which they relate.

Thus, foreign exchange gains and losses on trade receivables and payables are classified in operating income for a loss of €94k for the fiscal year ended December 31, 2025.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

4.2	Extraordinary income

No items were recognized.

V - TAX INFORMATION

5.1	Deferred and latent tax liabilities

Based on a corporate tax rate of 25.00% as of January 1, 2025, applied to the entire taxable income.

Future increases: none
Future deductions:

- Foreign currency translation loss	€132,773
- Other items (organic growth and construction efforts)	€—

Total future deductions	€132,773

5.2	Tax consolidation

EDAP TMS, the Group’s parent company, consolidates its subsidiary EDAP TMS France for tax purposes.

The consolidated net loss for the tax consolidation group is therefore (11,047) thousand euros.

Given the group’s tax loss and the utilization of carryforward losses from prior years amounting to (35,198) K€, resulting in a 2025 carryforward loss for the group of (46,245) K€, the company will not be required to pay corporate income tax.

As part of the tax consolidation, EDAP TMS France SAS annually transfers its research tax credits to EDAP TMS SA. For the fiscal year ended December 31, 2025, the transferred CIR amounts to €1,193k.

VI - OTHER INFORMATION

6.1	Indemnity for Financial Commitments

1)	Leasing

None.

2)	Commitments Received

First-demand guarantee from Banque Palatine for a foreign contract in the amount of €26,500.

3)	Commitments

None.

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

6.2	Transactions with related parties

No transactions subject to current regulations (Decree No. 2009-267 of March 9, 2009, relating to transactions between related parties, as clarified by the ANC’s presentation note of September 2, 2010) concerning transactions with related parties have been identified.

6.3	Table of subsidiaries and equity interests

Table of Subsidiaries and Equity Interests			Percentage of ownership					Net amount of loans			Net income (profit or		Dividends received by
Financial Information			held (in	Book value of securities held				and advances granted	Revenue for the		loss for the most		the company during
Subsidiaries and equity interests	Equity		Percentage	Gross		Net		by the company	most recent fiscal		recent fiscal year		the fiscal year		Comments
Information regarding subsidiaries (more than 50% of the capital held by the company)
1. Detailed information for each subsidiary (1)
EDAP Technomed Sdh Bhd (Malaysia)	11,454	KMYR	100%	255	K€	255	K€	—	€4.8	million	$1,120		€1.03	million	None
EDAP Technomed Inc. (United States)	$25,715,000		100%	47,763,000	euros	47,763,000		€—	€25.3	million	(14.31)	million	0		None
EDAP Technomed Co. (Japan)	74,900,000	JPY	100%	5,481,000		€5,481,000	€	€—	€10.7	million	(0.9)	K€	0		None
EDAP TMS France	€22,903,000		100%	€21,173,000		€21,173,000		€—	€30.3	million	(4.089)	K€	0		None
2. General information for subsidiaries not included as of				€0		0 K€		€—							None
A. Total subsidiaries				€74,672,000		€74,672,000		€—
Information regarding equity investments (10% to 50% of capital held by the company)
1. Detailed information for each entry (1)	—		—	—		—		—	0		0		0		0
2. General information for non-consolidated as of 1				—		—		—					0		0
B. Total equity investments				—		—		—					0		0
C. Total subsidiaries and equity investments (A+B)				€74,672,000		€74,672,000		—					0		0

EDAP TMS received dividends from its Malaysian subsidiary in the amount of €1,026,000 during the 2025 fiscal year.

No impairment of securities was recognized during the year.

The Company performed an impairment test on the securities it holds in its subsidiary EDAP Technomed Inc. based on a value in use determined from:

•	A 6-year business plan (FY26–FY31).
•	A long-term growth rate of 2%
•	A discount rate (WACC) of 14%

No impairment was found to be necessary following this test.

6.4	Information on items relating to related companies

The main balance sheet and income statement items reflecting transactions with related parties are as follows:

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

1)	Balance Sheet

	Gross (in
	thousands of
	euros)	Net (in thousands of euros)
Trade receivables and related accounts	2,652	2,652
Other receivables	26,803	26,803
Other liabilities	(5,291)	(5,291)
Trade payables and related accounts	(2,951)	(2,951)

Other receivables and other payables consist of current accounts with Group companies.

2)	Income Statement

In €K

-Revenue: €1,330,000, including €700,000 from exports

6.5	Information on the workforce by category

Breakdown of workforce by category
Target group to be	Average number of
developed	employees
employee category	during the fiscal year
Laborers
Office staff, technicians, supervisors
Managers and engineers	3
Total	3

6.6	Executive compensation

-Management bodies: This information, which would disclose individual compensation, is not provided.

-Supervisory bodies: €244,000

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

6.7	Warrant plans (as of 12/31/2025)

Each option corresponds to one share. The exercise of options is subject to the employee’s continued employment with the Group (except in the case of retirement).

Number of options by exercise price:

Exercise price (€)	Options	Expiration date
10.32 euros (2021 Plan - Granted Nov. 8, 2022)	20,000	2032
10.10 euros (2021 Plan - Allocation May 2, 2023)	200,000	2033
9.96 euros (2021 Plan - Allocation April 5, 2023)	69,000	2033
9.94 euros (2021 Plan - Allocation Dec. 15, 2022)	375,000	2032
9.32 euros (2021 Plan - Allocation as of May 31, 2023)	50,000	2033
7.53 euros (2021 Plan - Allocation August 23, 2023)	130,000	2033
6.83 euros (2021 Plan - Allocation March 26, 2024)	160,000	2034
6.64 euros (2021 Plan - allocation Nov. 8, 2023)	10,000	2033
6.41 euros (2021 Plan - allocation May 17, 2022)	60,000	2032
6.08 euros (2021 Plan - Allocation Sept. 20, 2023)	33,000	2033
5.59 euros (2019 Plan – allocation as of June 11, 2021)	932,655	2031
5.48 euros (2021 Plan - allocation June 3, 2024)	167,000	2034
5.46 euros (2021 Plan - allocation Feb. 28, 2024)	12,000	2034
5.29 euros (2021 Plan - allocation Jan. 18, 2024)	123,000	2034
5.18 euros (2021 Plan - allocation Nov. 17, 2021)	83,300	2031
4.98 euros (2021 Plan - allocation Dec. 6, 2023)	24,000	2033
3.90 euros (2016 Plan – allocation as of April 4, 2019)	50,000	2029
3.80 euros (2021 Plan - allocation August 21, 2024)	34,000	2034
3.22 euros (2016 plan - allocation April 26, 2016)	105,000	2026
2.65 euros (2016 plan - allocation Aug. 29, 2018)	55,000	2028
2.53 euros (2021 plan – allocation Nov. 6, 2024)	60,000	2034
2.39 euros (2016 plan - allocation April 25, 2017)	71,080	2027
2.26 euros (2025 plan - allocation Dec. 18, 2025)	56,000	2035
2.05 euros (2025 Plan - allocation as of September 30, 2025)	201,000	2035
1.96 euros (2024 plan - allocation May 14, 2025)	54,000	2035
1.90 euros (2024 plan - allocation March 26, 2025)	172,000	2035
1.84 euros (2025 plan - allocation Nov. 4, 2025)	52,000	2035
1.48 euros (2024 plan - allocation June 20, 2025)	873,000	2035
1.21 euros (2024 plan - allocation April 15, 2025)	780,000	2035
Total	5,012,035

EDAP TMS

Notes to the Financial Statements Fiscal Year Ended December 31, 2025

6.8	Free Share Plan

On November 8, 2022, 291,500 free shares were allocated to certain executives and employees of the company. As of December 31, 2025, of these 291,500 free shares, 252,836 had been definitively vested to their beneficiaries.

On March 23, 2023, 150,000 stock options were granted to the company’s Chief Executive Officer. On March 30, 2024, these 150,000 stock options were definitively vested in the recipient.

On May 2, 2023, 50,000 bonus shares were granted to the Chairman of EDAP TMS France SAS. As of December 31, 2025, of these 50,000 bonus shares, 41,666 had been definitively vested in the recipient.

On June 20, 2025, 600,000 bonus shares were allocated to certain executives and employees of the company. As of December 31, 2025, none of these bonus shares had been vested by their beneficiaries.

ANNEX C

English Translation for Information purposes only

KPMG Audit	AGILI(3F)
51 Rue de Saint Cyr	69 Boulevard des Canuts 69004
69009 Lyon	LYON

EDAP TMS S.A.

Auditors’ Report on the Consolidated Financial Statements

Fiscal year ended December 31, 2025

EDAP TMS S.A.

Parc d’Activité la Poudrette-Lamartine - 4 rue du Dauphiné – 69120 Vaulx en Velin

KPMG S.A., a firm of certified public accountants and auditors registered with the Paris Order of Chartered Accountants under No. 143008010101 and affiliated with the Regional Association of Statutory Auditors of Versailles and the Centre.

A corporation with a board of directors Headquarters: EQHO Tower 2 Avenue Gambetta CS 60055	AGILI(3F) Auditor Member of the Lyon-Riom Regional Association 69 boulevard des Canuts 69004 LYON S.A.S. with capital of €216,300 SIREN 840 062 442 RCS LYON

A French company that is a member of the KPMG network, which consists of independent firms affiliated with KPMG International Limited, a company incorporated under English law (private company limited by guarantee).

92066 Paris La Défense Cedex Share capital: €5,497,100 775 726 417 Nanterre Trade Register

KPMG Audit	AGILI(3F)
51 Rue de Saint Cyr	69 Boulevard des Canuts 69004
69009 Lyon	LYON

EDAP TMS, Inc.

La Poudrette-Lamartine Business Park – 4 rue du Dauphiné - 69120 Vaulx-en-Velin

Auditors’ Report on the Consolidated Financial Statements

Fiscal year ended December 31, 2025

To the general meeting of EDAP TMS S.A.,

Opinion

In accordance with the engagement entrusted to us by the General Meeting, we have audited the consolidated financial statements of EDAP TMS S.A. for the fiscal year ended December 31, 2025, as attached to this report.

We certify that the consolidated financial statements, in accordance with IFRS as adopted by the European Union, are accurate and fair and present a true and fair view of the results of operations for the past fiscal year, as well as the financial position and assets and liabilities at the end of the fiscal year, of the group comprising the entities included in the consolidation.

Basis for Opinion

Audit Standards

We conducted our audit in accordance with professional standards applicable in France. We believe that the evidence we have obtained is sufficient and appropriate to support our opinion.

Our responsibilities under these standards are set forth in the section “Responsibilities of the Statutory Auditors for the Audit of the Consolidated Financial Statements” of this report.

Independence

We conducted our audit in accordance with the independence rules set forth in the Commercial Code and the Code of Ethics for the Statutory Auditors’ Profession, for the period from January 1, 2025, to the date of issuance of our report.

Year Ended December 31, 2025
EDAP TMS S.A. Auditors’ Report on the Consolidated Financial Statements for the Fiscal Year Ended December 31, 2025	C-2

Justification of Opinions

In accordance with the provisions of Articles L.821-53 and R.821-180 of the Commercial Code regarding the basis for our assessments, we draw your attention to the following assessments which, in our professional judgment, were the most significant for the audit of the consolidated financial statements for the fiscal year.

These assessments are made in the context of the audit of the consolidated financial statements as a whole and the formation of our opinion expressed above. We do not express an opinion on individual items of these consolidated financial statements taken in isolation.

Note 1.5 “Revenue Recognition” in the notes to the consolidated financial statements sets forth the accounting policies and methods relating to the recognition of revenue. As part of our assessment of the accounting policies and principles followed by your group, we verified the appropriateness of the accounting methods referred to above and the information provided in the notes to the consolidated financial statements, and we ensured the correct application of the accounting methods described therein.

Specific Verifications

We have also performed, in accordance with professional standards applicable in France, the specific tests required by laws and regulations regarding the information relating to the Group provided in the Board of Directors’ management report.

We have no comments to make regarding their fairness and consistency with the consolidated financial statements.

Responsibilities of management and corporate governance bodies regarding the consolidated financial statements

It is the responsibility of management to prepare consolidated financial statements that present a true and fair view in accordance with IFRS as adopted by the European Union, and to establish the internal controls it deems necessary to ensure that the consolidated financial statements are free from material misstatements, whether due to fraud or error.

When preparing the consolidated financial statements, management is responsible for assessing the company’s ability to continue as a going concern, for disclosing in these financial statements, where applicable, the necessary information regarding going concern, and for applying the going concern accounting policy, unless the company is expected to be liquidated or to cease operations.

The consolidated financial statements have been approved by the Board of Directors.

Year Ended December 31, 2025
EDAP TMS S.A. Auditors’ Report on the Consolidated Financial Statements for the Fiscal Year Ended December 31, 2025	C-3

Responsibilities of the Independent Auditors Regarding the Audit of the Consolidated Financial Statements

It is our responsibility to issue a report on the consolidated financial statements. Our objective is to obtain reasonable assurance that the consolidated financial statements, taken as a whole, are free from material misstatement. Reasonable assurance is a high level of assurance, but does not guarantee that an audit conducted in accordance with professional standards will always detect any material misstatement.

Misstatements may arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users of the financial statements.

As specified in Article L.821-55 of the Commercial Code, our engagement to certify the financial statements does not consist of guaranteeing the viability or quality of your company’s management.

In the context of an audit conducted in accordance with the professional standards applicable in France, the statutory auditor exercises professional judgment throughout the audit. Furthermore:

●	The auditor identifies and assesses the risks that the consolidated financial statements contain material misstatements, whether due to fraud or error, designs and performs audit procedures in response to these risks, and obtains audit evidence that the auditor considers sufficient and appropriate to support the auditor’s opinion. The risk of failing to detect a material misstatement resulting from fraud is higher than that of a material misstatement resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the circumvention of internal controls;
●	the auditor obtains an understanding of the internal control relevant to the audit in order to design audit procedures appropriate to the circumstances, and not for the purpose of expressing an opinion on the effectiveness of internal control;
●	it assesses the appropriateness of the accounting policies adopted and the reasonableness of the accounting estimates made by management, as well as the related information provided in the consolidated financial statements;
●	The auditor assesses the appropriateness of management’s application of the going concern accounting assumption and, based on the evidence gathered, whether there is any material uncertainty related to events or circumstances that could cast doubt on the company’s ability to continue as a going concern. This assessment is based on the evidence gathered up to the date of the auditor’s report, although it should be noted that subsequent events or circumstances could cast doubt on the company’s ability to continue as a going concern. If the auditor concludes that a significant uncertainty exists, the auditor draws the attention of the readers of the report to the information provided in the consolidated financial statements regarding this uncertainty; or, if such information is not provided or is not relevant, the auditor issues a qualified opinion or a refusal to express an opinion;

Year Ended December 31, 2025
EDAP TMS S.A. Auditors’ Report on the Consolidated Financial Statements for the Fiscal Year Ended December 31, 2025	C-4

●	he assesses the overall presentation of the consolidated financial statements and evaluates whether the consolidated financial statements reflect the underlying transactions and events in a manner that presents a true and fair view;
●	With regard to the financial information of the entities included in the scope of consolidation, the auditor collects evidence that it considers sufficient and appropriate to express an opinion on the consolidated financial statements. The auditor is responsible for the direction, supervision, and performance of the audit of the consolidated financial statements, as well as for the opinion expressed on those financial statements.

Lyon, March 27, 2026	Lyon, March 27, 2026 AGILI(3F)
KPMG S.A.

/s/ Stéphane Devin	/s/ Sylvain Boccon-Gibod
Stéphane Devin	Sylvain Boccon-Gibod
Partner	Partner

Year Ended December 31, 2025
EDAP TMS S.A. Auditors’ Report on the Consolidated Financial Statements for the Fiscal Year Ended December 31, 2025	C-5

EDAP TMS S.A. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

as of December 31, 2025, and December 31, 2024 (in thousands of euros unless otherwise stated)

ASSETS	Notes	12/31/2025	12/31/2024
Current assets
Cash and cash equivalents	2	17,407	29,836
Trade receivables	3	18,117	18,601
Other receivables	4	1,104	1,688
Inventories	5	10,919	18,495
Other current assets	6	1,105	1,258
Total current assets		48,652	69,876
Non-current assets
Net property, plant, and equipment	7-1	8,411	7,286
Right to use assets	7-2	3,083	3,050
Net intangible assets	8	1,529	1,085
Goodwill	8	2,412	2,412
Deposits and other non-current financial assets	9	1,752	1,522
Deferred tax assets	23-3	931	833
Trade receivables and related accounts	3	465	—
Total assets		67,235	86,063
LIABILITIES AND EQUITY
Current liabilities
Accounts payable and other creditors	10	10,029	12,611
Current deferred revenue	11	6,041	6,641
Social security and other payroll deductions		1,819	2,243
Paid time off and similar liabilities		1,012	981
Current tax liabilities		164	(8)
Provisions	16	228	356
Other current liabilities	12	4,359	5,167
Short-term borrowings	14	5,095	6,243
Current liabilities related to lease obligations	13	1,060	1,168
Current portion of long-term debt	15	14,620	2,409
Total current liabilities		44,425	37,811
Non-current liabilities
Deferred revenue, non-current	11	822	358
Non-current liabilities related to lease obligations	13	2,067	1,939
Non-current financial debt	15	720	2,162
Non-current portion of provisions	16	2,298	2,461
Other non-current liabilities	12	379	436
Total liabilities		50,712	45,167
Equity
Share capital		4,900	4,888
Share premium		126,523	124,269
Net income for the year		(25,883)	(19,018)
Retained earnings		(86,316)	(67,298)
Accumulated other comprehensive income		(1,901)	(1,145)
Treasury shares: 269,533 shares as of December 31, 2025, and 269,533 as of December 2024	17	(800)	(800)
Total equity	17	16,523	40,896
Total liabilities and equity		67,235	86,063

The notes to the financial statements are an integral part of the consolidated financial statements.

EDAP TMS S.A. AND SUBSIDIARIES

CONSOLIDATED INCOME STATEMENTS

as of December 31, 2025, and December 31, 2024 (in thousands of euros unless otherwise stated)

	Note	2025	2024
Sales of goods		43,273	44,037
Sales of Revenue-Per-Procedure (RPPs) and leases		9,106	7,610
Sales of spare parts and services		10,037	12,468
Total Revenue	18	62,416	64,114

Cost of goods		(24,027)	(24,599)
Cost of RPPs and leases		(5,525)	(4,964)
Cost of spare parts and services		(6,313)	(7,996)
Total cost of sales	19	(35,865)	(37,558)

Gross Margin		26,551	26,556

Research and Development (R&D) Expenses	20/21	(8,550)	(7,726)
Sales and marketing expenses	21	(24,174)	(25,281)
General and administrative expenses	21	(15,682)	(14,083)

Operating income		(21,854)	(20,534)
Net financial income	22	(2,753)	560
Foreign exchange gain (loss), net	22	(888)	1,246

Income before tax	23-1	(25,495)	(18,729)
Income Tax	23-2	(388)	(289)
Net income		(25,883)	(19,018)
Basic net income per share	24	(0.69)	(0.51)
Diluted net income per share	24	(0.69)	(0.51)
Weighted average number of common shares outstanding	24	37,442,155	37,286,446
Weighted average diluted number of common shares outstanding	24	37,442,155	37,286,446

The accompanying notes are an integral part of the consolidated financial statements.

EDAP TMS S.A. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

as of December 31, 2025, and December 31, 2024 (in thousands of euros unless otherwise stated)

	Note	2025	2024
Net income		(25,883)	(19,018)
Revaluation of liabilities (assets) under defined benefit plans	17-6	205	68
Tax on non-recyclable items	17-6	55	20
Non-recyclable items in income statement		260	88
Foreign currency translation adjustments	17-6	(495)	(478)
Tax on carryforward items		—	—
Recyclable items in income		(495)	(478)
Total comprehensive income, net		(26,118)	(19,408)

The notes to the financial statements are an integral part of the consolidated financial statements.

EDAP TMS S.A. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

as of December 31, 2025 and December 31, 2024 (in thousands of euros unless otherwise stated)

						Other
						items of
				Net income		comprehensive
	Number	Capital	Premiums	for the	Non-	income	Shares
	of shares	common	of shares	fiscal year	distributed	cumulative	equity	Total
Equity as of 01/01/2024	37,103,779	4,851	120,908	(21,178)	(46,120)	(738)	(800)	56,922
Allocation of net income from the previous period	—	—	—	21,178	(21,178)	—	—	—
Net income for the period	—	—	—	(19,018)	—	—	—	(19,018)
Currency translation adjustment	—	—	—	—	—	(495)	—	(495)
Share-based payments shares	—	—	3,283	—	—	—	—	3,283
Capital increase	288,307	37	78	—	—	—	—	116
Treasury shares	—	—	—	—	—	—	—	—
Revaluation of liabilities (assets) related to defined benefit	—	—	—	—	—	68	—	68
Tax on recyclable	—	—	—	—	—	20	—	20
Equity as of 12/31/2024	37,392,086	4,888	124,269	(19,018)	(67,298)	(1,145)	(800)	40,896
Allocation of net income from the previous period	—	—	—	19,018	(19,018)	—	—	—
Net income for the period	—	—	—	(25,883)	—	—	—	(25,883)
Currency translation adjustment	—	—	—	—	—	(1,015)	—	(1,015)
Share-based payments	—	—	2,265	—	—	—	—	2,265
Capital increase	89,900	12	(12)	—	—	—	—	—
Revaluation of liabilities (assets) related to defined benefit	—	—	—	—	—	205	—	205
Tax on recyclable	—	—	—	—	—	55	—	55
Equity as of 12/31/2025	37,481,986	4,900	126,523	(25,883)	(86,316)	(1,901)	(800)	16,523

The accompanying notes are an integral part of the consolidated financial statements.

EDAP TMS S.A. AND SUBSIDIARIES

CONSOLIDATED CASH FLOW STATEMENTS

For the years 2025 and 2024 (in thousands of euros, unless otherwise stated)

	2025	2024
Cash flow from operating activities
Net income (loss)	(25,883)	(19,018)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,015	3,639
Expenses related to equity-based payments	2,265	3,283
Change in provisions for doubtful accounts and inventory	813	955
Change in the fair value of EIB warrants and amortization of the loan	2,536	—
Change in long-term provisions	(124)	173
Gains or losses on asset disposals	468	515
Deferred tax expense (income)	(204)	(97)
Cash flow from operations	(17,114)	(10,549)
Increase/decrease in operating assets and liabilities:
Decrease (increase) in accounts receivable, notes receivable, and other receivables	(502)	(139)
Decrease (increase) in inventory	6,061	(4,042)
Decrease (increase) in other assets	64	(572)
(Decrease) Increase in accounts payable and notes payable	(2,623)	1,236
(Decrease) Increase in accrued expenses and other current liabilities	(409)	1,555
Change in working capital	2,592	(1,961)
Net cash provided by (used in) operating activities	(14,522)	(12,510)
Cash flows from investing activities:
Increase in fixed assets generated by the Group	(3,288)	(2,556)
Acquisitions of property, plant, and equipment	(1,072)	(1,315)
Acquisitions of intangible assets	(736)	(230)
Acquisitions of other financial assets	—	—
Increase in deposits and guarantees	38	(19)
Net cash provided by (used in) investing activities	(5,058)	(4,120)
Cash flows from financing activities:
Exercise of stock options	—	116
Issuance of long-term debt, net of issuance costs	10,988	2,585
Repayment of long-term debt	(2,406)	(1,549)
Repayment of debt related to lease obligations	(181)	(1,306)
Increase (decrease) in bank overdrafts and short-term borrowings	(781)	3,716
Net cash provided by (used in) financing activities	7,620	3,561
Net effect of changes in exchange rates on cash and cash equivalents	(469)	(566)
Net increase (decrease) in cash and cash equivalents	(12,429)	(13,635)
Cash and cash equivalents at the beginning of the year	29,836	43,471
Cash and cash equivalents at year-end	17,407	29,836

The accompanying notes are an integral part of the consolidated financial statements.

EDAP TMS S.A. AND SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

(in thousands of euros, unless otherwise indicated, except for per-share data)

The following information constitutes the notes to the consolidated financial statements for the fiscal years ended December 31, 2025, and December 31, 2024.

Each of the financial years presented covers a twelve-month period from January 1 to December 31.

The consolidated financial statements as of December 31, 2025, were approved by the Board of Directors on March 24, 2026.

GROUP OVERVIEW AND ACCOUNTING PRINCIPLES

1-1Nature of Operations and Key Events

EDAP TMS S.A., a public limited company with its registered office at 4 Rue du Dauphiné, 69120 Vaulx-en-Velin, France, registered with the Lyon Trade and Companies Register (RCS) under number 316 388 204, and its subsidiaries (“the Group”) are engaged in the development, production, marketing, distribution, and maintenance of minimally invasive medical devices.

Our technologies are primarily used in urology, with a particular focus on the treatment of prostate cancer. We are currently conducting clinical development activities to support the potential expansion of indications in urology and women’s health. We have refocused our activities to concentrate exclusively on applications leveraging our proprietary high-intensity focused ultrasound (HIFU) technology, with our flagship product, Focal One® Robotic HIFU, serving as the commercial driver. This refocusing aims to position Focal One HIFU as a differentiated, high-margin growth platform, playing a leading role in the focal therapy market and offering potential for expansion into clinical indications beyond prostate cancer treatment. We have launched the Focal One system worldwide, and the latest generation of the Focal One platform, the “Focal One i,” was launched in the second quarter of 2025 and is now available in the United States, Europe, and other selected international markets.

We also market and support non-core traditional urology product lines, including extracorporeal shock wave lithotripsy (“ESWL”) systems and related accessories and services in certain markets, as well as the distribution of third-party products such as lasers and urodynamic systems. These offerings contribute to our installed base, service revenue, and long-standing relationships with our urology customers.

Net revenue is derived primarily from direct sales to hospitals and clinics in France and Europe, export sales to third-party distributors and agents, as well as export sales made through subsidiaries located in Germany, the United States, and Asia. The Company’s new growth strategy consists of expanding its core HIFU-related business and reducing its reliance on non-HIFU distribution activities and its extracorporeal shock wave lithotripsy (ESWL) business.

The Group purchases the majority of the components used in its products from a number of suppliers, but for certain components, it relies on a single source. A production delay would result if the supply of these or other components were interrupted, and such delays could be prolonged in certain situations where component substitution may require regulatory approval. Failure to procure sufficient quantities of these components in a timely manner could have a material adverse effect on the Group’s business, financial condition, and results of operations.

EDAP TMS S.A. AND SUBSIDIARIES

The Company has incurred operating losses in the past and expects these losses to continue for the foreseeable future. As of December 31, 2025, the Company had €17.4 million in cash and cash equivalents, a decrease of €9 million compared to December 31, 2024. The Company intends to draw €12 million from Tranche B of its credit facility with the European Investment Bank (“EIB”) in April 2026, as it believes it meets or will be able to meet all the conditions conditions precedent to the drawdown of this second tranche as of the date of these financial statements (see Notes 1 through 24 and 15-1-1 for further details on the credit facility and the Company’s debt). With these additional funds, the Company believes it will have sufficient resources to finance its operations for at least a twelve-month period from the date of publication of these consolidated financial statements.

However, the Company will need to raise significant additional funds to meet its cash requirements beyond this period and until it achieves profitability. The Company may be unable to raise additional funds on acceptable terms, or may be unable to raise them at all, which could, in the future, create uncertainty regarding its ability to continue as a going concern. Management is actively exploring various alternatives, including seeking additional financing in the markets, whether through debt or equity, cost-cutting measures, and restructuring opportunities, but there is no guarantee that these efforts will succeed or be sufficient to resolve these liquidity issues. If the Company is unable to raise capital on acceptable terms when it needs it, or if it is unable to raise capital at all, it may be forced to restructure its operations or to delay, reduce, or terminate its product research and development programs, future commercialization efforts, or other operations.

1-2Statement of Compliance

The Group has prepared its consolidated financial statements for the years ended December 31, 2025 in accordance with International Financial Reporting Standards (IFRS), as issued by the International Accounting Standards Board (IASB) and adopted by the European Union. The term “IFRS” refers collectively to the international accounting standards (IAS and IFRS) and the interpretations of the interpretation committees (IFRS Interpretations Committee, or IFRS IC, and Standing Interpretations Committee, or SIC) that are mandatory for the fiscal year ended December 31, 2025. These consolidated financial statements as of December 31, 2025, along with the accompanying notes, were approved by the Board of Directors on March 24, 2026, and are intended for approval by the Annual General Meeting of Shareholders.

1-3Management’s Estimates

In preparing the financial statements in accordance with IFRS, the Group has made judgments and estimates that could affect the amounts reported for assets and liabilities as of the balance sheet date, and the amounts reported for revenue and expenses for the period.

These estimates are made by the Group’s management on a going-concern basis, based on the information available at the time these judgments and estimates were made. These estimates are evaluated on an ongoing basis and are based on past experience as well as various other factors deemed reasonable, which form the basis for determining the carrying amounts of assets and liabilities. Estimates may be revised if the circumstances on which they are based change or as a result of new information. Actual results may differ materially from these estimates if the assumptions or conditions change.

Significant estimates or judgments made by the Group relate in particular to the following:

●	Valuation of stock options granted to employees and executives
o	The determination of the fair value of share-based payments is based on the Black & Scholes option pricing model, which takes into account assumptions such as the share price, the expected volatility of the share price over the life of the instrument, and the current and future behavior of the holders of these instruments.
o	The valuation assumptions adopted are set forth in Note 17-5.

EDAP TMS S.A. AND SUBSIDIARIES

●	Valuation of pension obligations (defined benefit plans):
o	Obligations under defined benefit plans are recognized in the statement of financial position based on an actuarial valuation of the obligations at the end of the period, net of the fair value of plan assets. This valuation is determined using the projected unit credit method, taking into account employee turnover, mortality rates, and actuarial assumptions based on management estimates.
o	The valuation assumptions adopted are disclosed in Note 16.
●	Recognition of deferred tax assets:
o	Determining the amount of deferred tax assets that can be recognized requires management to make estimates regarding both the period over which tax loss carryforwards will be utilized and the level of future taxable income, taking into account tax planning strategies;
o	The accounting principles applied by the Group regarding the recognition of deferred tax assets are detailed in Note 1.16.
●	Valuation of assets with indefinite useful lives (e.g., goodwill):
o	The recoverable amount of the Group’s CGU is determined using the discounted cash flow (DCF) method.

The Group’s management uses estimates to determine:

-	future cash flows for the period 2026 to 2031,
-	the terminal growth rate,
-	the discount rate.
o	The valuation assumptions used are set forth in Note 8.
●	Valuation of the stock options granted to the EIB under the financing agreement signed in October 2025:
o	The determination of the fair value of equity-based payments is based on the Black & Scholes option pricing model, taking into account assumptions such as the share price, the expected volatility of the share price over the life of the instrument, and the current and future behavior of the holders of these instruments.
o	The valuation assumptions adopted are set forth in Notes 1-24 and 15.1.1.

These estimates take into account economic data and assumptions that may vary over time, as well as interpretations of local regulations where applicable.

1-4Consolidation

The consolidated financial statements include the financial statements of EDAP TMS S.A. and all of its wholly-owned French and foreign subsidiaries, after the elimination of intercompany balances and transactions. The subsidiaries of EDAP TMS S.A. are as follows: EDAP TMS France SAS (France), EDAP Technomed Co. Ltd (Japan), EDAP Technomed Inc. (USA), EDAP Technomed Sdn Bhd (Malaysia), EDAP TMS GmbH (Germany), and EDAP TMS Switzerland GmbH (Switzerland). The Group holds no interests in associates or jointly controlled entities.

1-5Revenue Recognition

The Group’s revenue consists of:

−Sales of goods (medical devices and consumables), which are invoiced upon delivery.

EDAP TMS S.A. AND SUBSIDIARIES

−	Revenue per procedure (“RPP”) and leases: These include (i) revenue per treatment, which is billed after each treatment, or in advance, or on a periodic basis, (ii) medical device rentals, which are generally billed on a monthly or quarterly basis, and (iii) intangible rental components resulting from multi-component agreements, where specific sales terms are negotiated in accordance with each customer’s individual requirements and which are generally billed based on the terms of the contract,

The Group applies IFRS 15, Revenue from Contracts with Customers, with respect to Sales of Goods and RPP.

−

Sale of spare parts and services (maintenance, upgrades, mobility, and others). Spare parts are billed upon delivery. For services, billing is either based on a subscription (in advance or at the end of the period) or upon completion.

Sales of our medical devices and consumables, sales of RPP and rentals, as well as sales of spare parts and services, are all net of commissions to agents or distributors.

The Group bills its customers according to the billing schedules set forth in its sales agreements. Payments are generally due between one and three months from the invoice date.

The Group recognizes a contract with a customer when there is a legally enforceable contract between the Group and its customer, the rights to the goods or services and their payment terms can be identified, the contract has commercial substance, the collectability of the contractual consideration is probable, it is approved, and the parties are committed to fulfilling their obligations.

Sales agreements may contain multiple components, including medical devices, consumables, and services. For these multi-element agreements, the Group recognizes the individual goods and services as separate performance obligations: (i) if a customer can use the good or service on its own or with other resources readily available to the customer, and (ii) if it is a distinct good or service that is identifiable separately from the other elements of the multi-element agreement. The Group’s sales agreements may include a combination of the following performance obligations: medical devices, consumables, leases, and services.

For multi-element agreements, revenue is allocated to each performance obligation based on its relative individual selling price. Individual selling prices are based on observable prices at which the Group sells the goods or services separately. If an individual selling price is not directly observable, the Group estimates the individual selling price by taking into account market conditions and entity-specific factors, including, but not limited to, the characteristics and features of the goods and services, geographic areas, and the type of customer. The Group regularly reviews individual selling prices and updates these estimates as necessary.

The Group recognizes revenue when the performance obligations are satisfied by transferring control of the goods or services to a customer.

The Group’s revenue consists of the following components:

Sales of goods:

Sales of goods consist of, and have always consisted of, sales of medical devices (ESWL lithotripters and HIFU devices) and sales of consumables (primarily Focalpaks in the HIFU division and electrodes in the ESWL division). Product sales also include products such as micro-ultrasound scanners, urological lasers, and urodynamic devices distributed by our agents and third-party distributors.

For medical devices and consumables, revenue is recognized when the Group transfers control to the customer (i.e., when the customer assumes responsibility for the use of the device or consumables as well as the remaining benefits), which generally corresponds to delivery or installation, depending on the terms of the

EDAP TMS S.A. AND SUBSIDIARIES

contract (i.e., when the customer can use the goods to provide services or sell or exchange the goods), and based on the contractual Incoterms.

The Group’s sales agreements do not include a right of return. Goods are generally covered by a standard warranty period of one to two years from the date of installation. The Group also offers training related to the sale of goods; these training-related costs are immaterial in the context of the contract with the customer and do not constitute a separate performance obligation.

Sales of RPPs and rentals:

RPP sales and rentals include revenue from the sale of treatments and the rental of machines. The Group provides machines to clinics and hospitals free of charge for a limited period, rather than selling the medical devices. These hospitals and clinics perform treatments and generally pay based on the number of individual treatments performed.

Revenue from the sale of treatments billed on a “revenue-per-procedure” (“RPP”) basis is recognized when the treatment procedure is completed. Revenue from equipment leased to customers under operating leases is recognized on a straight-line basis.

With respect to multi-element agreements that include a rental component, a portion of the contract is allocated to the rental component based on the market rates applied by the Group for similar equipment under operating leases. The rental component is recognized on a straight-line basis over the contract term. The other elements of the contract are recognized according to their nature.

Sales of spare parts and services:

Revenue from spare parts is recognized when the spare parts are delivered to distributors who perform their own maintenance services. Spare parts used in the performance of EDAP’s own maintenance and repair services are generally not accounted for separately, unless a specific type of spare part is specifically excluded from the terms of the maintenance contract. Revenue from Services consists primarily of maintenance contracts that rarely exceed one year and is recognized on a straight-line basis over the service period, as the customer benefits from the service throughout the term of the service contract. For services rendered in the absence of a maintenance contract or for services not included within the scope of a maintenance contract, revenue is recognized upon completion of the services.

The Group recognizes revenue from extended warranties included in multi-element agreements as a separate performance obligation under service sales on a straight-line basis over the extended warranty period. In most countries where the Group operates, the statutory warranty period is one to two years, and the extended warranty covers periods beyond this statutory period. Standard warranties do not constitute a separate performance obligation. The Group recognizes warranty costs at the time of the equipment sale.

Distributors:

As part of its sales process in countries other than mainland France, where the Group does not have a local subsidiary, sales of goods to end customers are made through distributors. These distributors are primarily responsible for the sales process, bear the inventory risk, and are free to set selling prices. Sales of goods to distributors are recognized when control is transferred to the related distributor, which generally occurs based on the contractual Incoterms.

Prepaid Expenses / Deferred Revenue:

Deferred revenue for the periods presented relates primarily to service contracts where services are billed in advance—typically on a quarterly or annual basis—before such services have been rendered. It consists mainly of invoicing or cash receipts related to maintenance contracts or extended warranty contracts.

EDAP TMS S.A. AND SUBSIDIARIES

Revenue is generally recognized on a straight-line basis over the service period in the consolidated income statement. Deferred revenue represents contract liabilities.

Breakdown of revenue:

Breakdowns by major geographic market and revenue recognition method are presented in Note 18.

Contract liabilities:

Details regarding contract liabilities are provided in Note 11.

The Group applies the simplification measure in IFRS 15 – Paragraph 63 regarding financing components and does not disclose information on remaining performance obligations with an expected initial term of one year or less. This primarily concerns maintenance services.

1-6Cost of sales

Cost of sales includes all direct product costs, costs related to shipping, handling, duties, and import fees, as well as certain indirect costs such as service and supply chain expenses. Indirect costs are allocated by sales type (goods, RPP and leases, spare parts, and services) using an allocation method determined by management based on cost types and segment activities and reviewed annually.

1-7Shipping and handling costs

Shipping and handling costs are not considered performance obligations, as these costs are incurred prior to the transfer of control of the goods sold. Shipping and handling costs are recognized as a component of cost of sales.

1-8Cash equivalents and short-term investments

Cash equivalents are highly liquid cash investments with an original maturity of 90 days or less. Cash investments with a maturity of more than 90 days are classified as short-term investments.

1-9Accounts receivable

IFRS 9 requires that expected credit losses be taken into account upon initial recognition of financial instruments classified as receivables. In addition to the pre-existing provisioning system, under which an estimate of the amount of doubtful receivables is made when it is no longer probable that the entire receivable can be recovered, and uncollectible receivables are recognized as a loss when identified as such, the Group applies the simplified impairment method to assess expected credit losses on these short- and long-term receivables.

The Company maintains an allowance for doubtful accounts to cover estimated losses inherent in its receivables portfolio. In determining the required allowance, the Company considers historical losses adjusted to reflect current market conditions and the financial condition of the Company’s customers, the amount of receivables in dispute, the aging of receivables, and current payment patterns. The Company reviews its allowance for doubtful accounts on a quarterly basis. Balances past due for more than 90 days and above a certain amount are reviewed individually to determine their collectibility. Account balances are written off against the allowance when all collection efforts have been exhausted and the potential for recovery is considered low. Write-offs for 2025 and 2024 amounted to approximately €54,000 and €0, respectively. The company has no off-balance-sheet credit exposure related to its customers.

EDAP TMS S.A. AND SUBSIDIARIES

1-10Inventory

In accordance with IAS 2, inventory is measured at the lower of cost and net realizable value. Cost is either the manufacturing cost, which primarily includes components and labor costs for our own manufactured products, or the purchase price of the urology products we distribute. Cost is determined using the first-in, first-out method for components and spare parts and through specific identification for finished products (medical devices). The Group records write-downs for inventory estimated to be obsolete, unsaleable, or slow-moving, first based on a detailed comparison between the quantity on hand and historical consumption, and then based on a case-by-case analysis of the difference between the cost of inventory and the net realizable value.

1-11Property, Plant, and Equipment

Property, plant, and equipment are measured at cost net of depreciation and any impairment losses. Depreciation of property, plant, and equipment is calculated using the straight-line method over the estimated useful lives of the assets concerned, as follows:

Leasehold improvements (in years)	10 or the term of the lease if shorter
Technical installations, equipment (in years)		3–10
Furniture, general fixtures, fittings, and other items (in years)		2–10

Equipment includes industrial and research equipment that has future uses. Equipment also includes medical devices manufactured by the Group and leased to customers under operating leases linked to per-procedure revenue, as well as medical devices subject to sale-and-leaseback transactions. This equipment is depreciated over a seven-year period.

1-12Long-term non-financial assets

The Group reviews the carrying amount of its long-term assets, including property, plant, and equipment and intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be fully recoverable. The recoverability of long-term assets is assessed by comparing the carrying amount of the assets (or the group of assets, including the asset in question, that represents the lowest level of separately identifiable cash flows) to the recoverable amount, which is the higher of the following two values: fair value less costs to sell or value in use. Value in use is determined based on the present value of estimated cash flows from the use of the assets. Estimated future cash flows are based on assumptions derived from past experience and are subject to uncertainties.

1-13Goodwill and Intangible Assets

Goodwill represents the excess of the consideration transferred, plus non-controlling interests, over the fair value of the identifiable net assets of the acquired businesses. Goodwill is not amortized but is subject to an annual impairment test, or more frequently if events or changes in circumstances indicate that it may be impaired.

As part of the impairment test, the recoverable amount is determined for an asset on an individual basis unless the asset does not generate cash inflows that are largely independent of the cash inflows generated by other assets or groups of assets. In such cases, the impairment test is performed at the level of each Cash-Generating Unit (CGU) to which the goodwill has been allocated.

Under IAS 36, when the recoverable amount of a cash-generating unit exceeds its carrying amount, neither the unit nor the goodwill allocated to it is considered to be impaired. If the carrying amount of the unit exceeds its recoverable amount, the Group recognizes an impairment loss.

EDAP TMS S.A. AND SUBSIDIARIES

The economic assumptions used by Group management to calculate the discounted cash flows, which are used to determine value in use, are as follows:

◾	The cash flows are those from the 5-year business plans developed by senior management.
◾	The terminal value is calculated by summing the discounted cash flows to infinity, determined based on a normative cash flow and an infinite growth rate
◾	The discount rate used corresponds to the weighted average cost of capital.

Intangible assets with finite useful lives consist primarily of purchased patents related to lithotripters, purchased licenses, a purchased trade name, and a purchased trademark. These assets are measured at historical cost. Amortization of intangible assets is calculated using the straight-line method over the shorter of the assets’ contractual or estimated useful lives, as follows:

Patents (in years)	5
SAP licenses (in years)	10
Other licenses (in years)	5
Trade names and trademarks (in years)	7

1-14Treasury shares

Purchases of treasury stock are recorded at cost. Sales of treasury stock are recorded using the first-in, first-out method. Gains on the sale or retirement of treasury stock are recognized as additional paid-in capital, while losses on the sale or retirement of treasury stock are recognized as additional paid-in capital to the extent that prior net gains from the sale or retirement of treasury stock are included therein; otherwise, the losses are recorded in the consolidated retained earnings account. Gains or losses resulting from the sale or retirement of treasury shares do not affect the net income for the period. A company’s holdings of treasury shares may not exceed 10% of the total number of issued shares.

1-15Guarantee expenses

The Group offers customers a warranty for every product sold and recognizes warranty expenses at the time of sale based on historical claims data. The standard warranty period may vary from 1 to 2 years depending on the market. Warranty costs are recognized at the time of booking and not at the time of payment. Warranty expenses amounted to €161 thousand and €52 thousand for the fiscal years ended December 31, 2025 and 2024, respectively.

1-16Deferred Taxes

The Group accounts for income taxes in accordance with IAS 12 “Income Taxes.” Under IAS 12, deferred tax assets and liabilities are determined based on the differences between the accounting (IFRS) and tax bases of assets and liabilities and are measured using enacted tax rates for the tax years in which these differences are expected to reverse.

Deferred tax assets are recognized on the balance sheet to the extent that it is more likely than not that sufficient taxable income will be available to allow the benefit of all or part of that deferred tax asset to be utilized. In assessing the Group’s ability to recover these assets, the following factors are taken into account:

◾	forecasts of future taxable income,
◾	the portion of expenses not expected to recur in the future included in past losses,
◾	historical tax results from previous years,
◾	and, where applicable, the existence of undervalued assets that are intended to be disposed of.

EDAP TMS S.A. AND SUBSIDIARIES

Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax assets and liabilities, and these deferred taxes relate to the same taxable entity and the same tax authority. Deferred tax assets and liabilities are not discounted.

Under IAS 12, the assessment of a tax position must take into account the amounts and probabilities of outcomes using the facts, circumstances, and information available at the reporting date.

1-17Research and Development Expenses

In accordance with IAS 38 “Intangible Assets,” research and development expenditures are recognized as expenses in the period in which they are incurred, with the exception of development costs, which are capitalized as intangible assets when the capitalization criteria strictly meeting the following conditions are met:

▪	technical feasibility necessary for the completion of the intangible asset with a view to its use or sale,
▪	the intention to complete the intangible asset and to use or sell it,
▪	the ability to use or sell the intangible asset,
▪	the manner in which the intangible asset will generate probable future economic benefits,
▪	availability of appropriate technical, financial, and other resources to complete the development and use or sell the intangible asset,
▪	the ability to reliably measure the expenditures attributable to the intangible asset during its development.

Otherwise, these expenditures are recognized as expenses.

In France, the Group benefits from corporate tax credits for innovative research and development. This tax credit is calculated as a percentage of eligible research and development expenses and may be refunded in cash or deducted from the tax liability, as applicable, and is not contingent on future taxable income.

To the extent that research and development expenses do not meet the capitalization criteria, the Research Tax Credit is recognized as a reduction in R&D costs on the income statement.

1-18Advertising Expenses

Advertising expenses are recognized as expenses in the period in which they are incurred and are included in sales and marketing expenses in the statement of comprehensive income. Advertising expenses amounted to €1,729 thousand and €1,740 thousand for the fiscal years ended December 31, 2025 and 2024, respectively.

1-19Foreign currency translation and transactions

Translation of the financial statements of consolidated companies

The presentation and functional currency of EDAP TMS S.A. for all years presented is the euro (€). The functional currency of each subsidiary is its local currency. In accordance with IAS 21, all accounts in the financial statements are translated into euros from the functional currency at the following exchange rates:

●	assets and liabilities are translated at year-end exchange rates;
●	equity is converted at historical exchange rates (as of the date of contribution);

EDAP TMS S.A. AND SUBSIDIARIES

●	items of comprehensive income are converted at the average exchange rates for the year; and
●	Foreign exchange gains and losses are recognized in other comprehensive income in a separate component of equity.

Foreign Currency Transactions

Transactions involving foreign currencies are translated into the functional currency using the exchange rate in effect at the time of the transactions. Receivables and payables denominated in foreign currencies are translated at year-end exchange rates. The resulting unrealized foreign exchange gains and losses are recognized in the income statement.

Presentation in the Income Statement

Total gains and losses on foreign currency transactions are presented in a single line item in the income statement under “Foreign exchange gain (loss), net.”

1-20Net earnings per share

Basic net earnings per share are calculated by dividing net income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share reflect potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that would then share in the Group’s earnings. The dilutive effect of the Group’s common stock options is determined using the treasury stock method to measure the number of shares assumed to have been repurchased using the average market price during the period, which is converted from U.S. dollars at the average exchange rate for the period. If the inclusion of instruments conferring deferred equity rights (Options) in the calculation of diluted earnings per share results in an anti-dilutive effect, these instruments are not included. In this case, diluted earnings per share are identical to basic earnings per share.

1-21Derivative instruments

IFRS 9 requires the Group to recognize all of its derivative instruments as assets or liabilities in the statement of financial position at fair value. The recognition of changes in fair value (i.e., gains or losses) of a derivative instrument depends on its designation and classification within a hedging relationship and, furthermore, on the type of hedging relationship. For derivatives that are designated and qualified as hedging instruments, the Group must classify the hedging instrument, based on the hedged exposure, as a fair value hedge, a cash flow hedge, or a hedge of a net investment in a foreign operation.

Gains and losses on derivative instruments are recognized in the income statement. As of December 31, 2025, the Group holds stock warrants (“BSA”) issued in connection with the EIB loan. In 2024, the Group did not hold any derivative instruments.

The fair value measurement of the stock warrants issued to the EIB is based on the Black-Scholes option pricing model, which relies on assumptions including the Company’s share price, the expected volatility of the share price over the instrument’s life, and the current and future behavior of the holders of these instruments.

1-22Stock option and free share plans granted to employees

As of December 31, 2025, the Group had eight equity-based employee compensation plans (five stock option plans and three free stock plans). IFRS 2 requires the fair value of equity-based compensation to be recognized as an expense in the calculation of net income. (See Note 17)

EDAP TMS S.A. AND SUBSIDIARIES

1-23Lease Agreements

Leases as Lessee

The Group classifies a contract as a lease when it grants the lessee the right to control the use of a specific asset for a specified period, including when a service contract contains a lease component.

The accounting treatment of all lease agreements results, on the balance sheet, in the recognition of an asset representing the right to use the leased assets, offset by a liability for the associated lease obligations. In the statement of cash flows, cash outflows related to interest expense affect cash flows from operating activities, while the repayment of the principal on lease liabilities affects cash flows from financing activities.

When the Group enters into a transaction classified as a sale-leaseback in accordance with IFRS 16, a right-of-use of the leased asset is recognized in proportion to the asset’s previous carrying amount corresponding to the retained right-of-use, offset by a lease liability. A gain on the disposal of fixed assets is recognized in the income statement in proportion to the rights actually transferred to the buyer-lessor. The adjustment to the gain on disposal recognized in the income statement for the portion of the asset’s use retained by the Group under the lease agreement corresponds to the difference between the right-of-use asset and the lease liability recognized on the balance sheet.

The Group applies the two exemptions provided by IFRS 16, namely contracts with a term of 12 months or less and those where the replacement cost of the underlying asset is less than approximately $5,000.

A right-of-use asset is recognized on the balance sheet as a contra-entry to the lease liability. This right-of-use asset corresponds to the amount of the lease liability plus, where applicable, direct costs incurred in certain contracts, including fees, contract negotiation costs, and administrative expenses.

Finally, this right-of-use is amortized in the income statement on a straight-line basis over the contract term selected by the Group. The contract term used to calculate the lease liability is determined following an economic analysis of any early termination, extension, renewal, and purchase options for the underlying asset included within the contract’s effective term.

If the implied rate cannot be determined, discount rates are calculated based on the Group’s marginal borrowing rate plus a spread to account for the specific economic conditions of each country.

Subsequently, the liability and the right to use the underlying asset must be adjusted to account for the following situations:

◾	a change in the lease term,
◾	any changes related to the assessment of whether the exercise of an option is reasonably certain (or not),
◾	the re-estimation of residual value guarantees,
◾	a revision of the rates or indices on which the lease payments are based,
◾	changes in lease payment amounts.

Leases as a lessor:

Revenue from equipment rentals and operating leases as defined by IFRS 16 is recognized on a straight-line basis over the term of the contract.

When the Group makes assets available to third parties under lease agreements that have the characteristics of a sale, those assets are accounted for as sold in accordance with IFRS 16 “Leases.”

EDAP TMS S.A. AND SUBSIDIARIES

1-24EIB Loan Facility

On October 17, 2025 (the “Effective Date”), EDAP entered into a financing agreement (the “Financing Agreement”) with the EIB for a maximum amount of €36 million to support the R&D development of HIFU programs in robotics. The Financing Agreement provides for financing in three tranches: €11 million (Tranche A), €12 million (Tranche B), and €13 million (Tranche C), subject to the satisfaction of conditions precedent. Under the Financing Agreement, the Company has also agreed to issue stock options for each tranche, in accordance with the terms and conditions of a stock option agreement (the “Stock Option Agreement”).

The payment of Tranche A was subject to certain financial and commercial conditions:

●	Issuance of Tranche A warrants
●	Total revenue of at least €58 million
●	Commercial conditions: direct presence in the United Kingdom/Sweden, CE marking for endometriosis, and first remote collaboration with Focal One

As a precondition for the payment of Tranche A, we were required to provide the EIB with guarantee agreements from certain of our subsidiaries, under which the latter guaranteed the Company’s obligations to the EIB pursuant to the Financing Agreement.

Once these conditions were met, the amount of Tranche A, i.e., €11 million, was disbursed on October 17, 2025, and the Company issued 2,624,421 stock warrants to the EIB.

All stock warrants in a tranche will vest on the maturity date of the credit facility tranche relating to that tranche of stock warrants, or earlier in the event of specific occurrences, including, but not limited to, a change of control, a disposal of the Group’s assets, or an event of default.

The warrants will be exercisable for a period of twenty years from the earlier of the following dates: (i) a change of control, (ii) the maturity date of the first tranche, (iii) an event of default under the Financing Agreement, or (iv) a request for repayment by the EIB under the Financing Agreement. The warrants will automatically be deemed null and void if they are not exercised within 20 years of the disbursement date.

Subject to certain conditions, each BSA will entitle the EIB to one of our common shares in exchange for the exercise price. The exercise price will be equal to 90% of the volume-weighted average price of our common shares over an agreed period. The EIB has a put option allowing it to require the Company to repurchase all or part of the warrants for an amount equal to their fair market value, subject to certain conditions, including, but not limited to, a change of control, a disposal of the Group’s assets, an event of default, and up to a limit of €20 million for all BSA then exercisable. In addition, the Company has, under certain circumstances, a call option allowing it to require the EIB to sell it all shares and other securities, including the BSA, as well as a right of first refusal to repurchase any BSA offered for sale to a third party, subject to certain conditions.

Subject to certain conditions, including, but not limited to, a reduction in investment costs, certain change events and events of default, the EIB may demand immediate repayment of all or part of the outstanding loans, depending on the specific event, together with accrued interest, and all other amounts accrued or due to the EIB under the Financing Agreement and/or cancel any undisbursed Tranche upon the occurrence of certain events. The Financing Agreement also includes a standard clause relating to events of default.

The Company intends to request the disbursement of €12 million under Tranche B in April 2026. This disbursement may occur at any time during the 18 months following the Effective Date, subject to the fulfillment of certain conditions, including:

●	the issuance of the Tranche B warrants;

EDAP TMS S.A. AND SUBSIDIARIES

●	the achievement of certain revenue and EBITDA thresholds; and
●	the achievement of certain manufacturing and clinical milestones.

The Company is entitled to request, and may request, the disbursement of the Tranche C loans at any time during the 30 months following the Effective Date, subject to the fulfillment of certain conditions, including:

●	the issuance of the Series C Warrants;
●	the achievement of certain revenue and EBITDA thresholds; and
●	the achievement of certain key manufacturing and commercialization milestones.

1-25New Accounting Standards

The accounting policies set forth below have been applied consistently to all periods presented in the consolidated financial statements, after taking into account, or with the exception of, the new standards, amendments to standards, and interpretations described below:

Standards and interpretations effective as of January 1, 2025

The Group has applied the amendment to IAS 21, “The Effects of Changes in Foreign Exchange Rates—Non-Convertible Currencies,” which became effective on December 31, 2025.

The Group’s analysis of the impact of applying these published accounting standards concluded that the impact is immaterial.

New standards, amendments, and interpretations published by the IASB but not yet mandatory for fiscal years beginning on or after January 1, 2025

The Group has not opted for early adoption of the following new standards, amendments, and interpretations, which have been published but are not mandatory as of December 31, 2025:

-	Amendments to IFRS 9 Financial Instruments and IFRS 7 Financial Instruments: Disclosures – Amendments to the Classification and Measurement of Financial Instruments, effective for annual periods beginning on or after January 1, 2026 (as endorsed by the EU on May 27, 2025);
-	Amendments to IFRS 9 Financial Instruments and IFRS 7 Financial Instruments: Disclosures – Renewable Electricity Contracts, effective for annual periods beginning on or after January 1, 2026, as approved by the EU on June 30, 2025;
-	IFRS 18 Presentation of Financial Statements and Disclosures, effective for fiscal years beginning on or after January 1, 2027, as approved by the EU on February 17, 2026;
-	IFRS 19 Subsidiaries without Public Reporting Requirements: Disclosures, effective for fiscal years beginning on or after January 1, 2027 (not yet adopted by the EU).
-	Annual Improvements Volume 11, effective for fiscal years beginning on or after January 1, 2026, as approved by the EU on July 9, 2025.

These standards have not been early adopted. The application of standards or interpretations published by the IASB and the IFRS IC, respectively, that are not yet effective as of December 31, 2025, is expected to have an immaterial impact. Note that IFRS 18, published in April 2024 and effective as of January

EDAP TMS S.A. AND SUBSIDIARIES

1, 2027, will change the presentation of the Consolidated Income Statements and Consolidated Statements of Cash Flows.

The Company has chosen not to early adopt any new standards, amendments, or interpretations whose application is not yet mandatory for the fiscal year ending December 31, 2025.

2—CASH AND CASH EQUIVALENTS

	December 31,
	2025	2024
Cash and cash equivalents	17,407	29,836
Short-term financial investments	—	—
Cash and cash equivalents	17,407	29,836

Cash equivalents as of December 31, 2025 and 2024 include only cash investments that are highly liquid and have an original maturity of 90 days or less.

3—CUSTOMERS AND RELATED ACCOUNTS

Trade receivables and related accounts consist of the following:

	12/31/2025	12/31/2024
Trade receivables	18,798	18,667
Notes receivable	217	306
Less: impairment of accounts receivable	(434)	(372)
Total	18,581	18,601
Less current portion	(18,117)	(18,601)
Total non-current portion	465	—

Notes receivable generally consist of commercial paper (bills of exchange) with an original maturity of 90 days or less.

4—OTHER RECEIVABLES

Other receivables consist of the following items:

	12/31/2025	12/31/2024
Settlement payments	—	1,000
Grants	225	194
Value-added tax receivable	748	371
Other receivables from the government and public authorities	69	19
Other	61	105
Total	1,104	1,688

EDAP TMS S.A. AND SUBSIDIARIES

The settlement payments for the fiscal year ended December 31, 2024, relate to the termination agreement signed with Boston Scientific. These payments were made in two installments in accordance with the terms and conditions met by the Group. In the income statement, these payments were allocated to the respective expense lines generated by the settlement agreement.

5—INVENTORIES

Inventories consist of the following items:

	12/31/2025	12/31/2024
Components, spare parts	7,863	13,814
Work-in-progress inventory	1,291	1,019
Finished goods - manufactured goods	1,421	2,783
Finished goods - merchandise	1,608	2,933
Total gross inventory	12,183	20,549
Less: Write-down of slow-moving inventory and net realizable value	(1,263)	(2,054)
Total	10,919	18,495

The provision for slow-moving inventory relates to components and spare parts. The provision for slow- moving inventory (excluding foreign exchange effects), whose changes are classified as cost of sales, represents an expense of 207 thousand euros for the fiscal year ended December 31, 2025, and 809 thousand euros for the fiscal year ended December 31, 2024. The €791,000 decrease in the provision as of December 31, 2025, resulted primarily from the destruction of inventory previously recorded under the Boston Scientific distribution agreement, which was terminated.

6—OTHER ASSETS

Other assets are as follows:

	12/31/2025	12/31/2024
Prepaid expenses, current portion	1,105	1,258
Total	1,105	1,258

Prepaid expenses consist primarily of rental costs and future conference expenses.

7—PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment include tangible assets purchased or capitalized by the Group and lease agreements.

7-1Net property, plant, and equipment

Property, plant, and equipment consist of the following:

	12/31/2025	12/31/2024
Equipment	16,355	13,624
Furniture, appliances, accessories, and other items	3,948	4,171
Total gross value	20,303	17,795
Less: accumulated depreciation	(11,892)	(10,509)
Total	8,411	7,286

EDAP TMS S.A. AND SUBSIDIARIES

		Acquisitions	Disposals
	Opening	/Provisions	/Reversals	Effect	Closing
	01/01/2025	2025	2025	change	12/31/2025
Equipment	13,624	4,138	(1,048)	(360)	16,355
Furniture, appliances, accessories, and other	4,171	492	(543)	(172)	3,948
Total gross value	17,795	4,630	(1,591)	(531)	20,303
Less: accumulated depreciation	(10,509)	(2,574)	985	206	(11,892)
Total	7,286	2,057	(606)	(326)	8,411

	Opening	Acquisitions	Disposals	Foreign
	balance	/Allocations	/Reversals	exchange	Year-end
	01/01/2024	2024	2024	effect	12/31/2024
Equipment	11,900	3,547	(1,898)	74	13,624
Furniture, appliances, accessories, and other	3,672	323	126	49	4,171
Total gross value	15,573	3,871	(1,771)	123	17,795
Less: accumulated depreciation	(9,686)	(2,168)	1,384	(39)	(10,509)
Total	5,887	1,703	(388)	84	7,286

Depreciation expense related to property, plant, and equipment amounted to €2,574 thousand and €2,168 thousand for the fiscal years ended December 31, 2025 and 2024, respectively.

Assets leased to customers:

The capitalized costs of equipment leased to customers, amounting to €3,204 thousand and €1,480 thousand, are included in property, plant, and equipment as of December 31, 2025, and 2024, respectively. The accumulated depreciation of these assets leased to third parties amounts to €451 thousand and €337 thousand as of December 31, 2025 and 2024, respectively.

Depreciation expense for equipment leased to customers is included in total depreciation expense and amounts to €114 thousand and €130 thousand, respectively, for the years ended December 31, 2025, and 2024.

7-2Right-of-use assets (IFRS 16 leases)

The right-of-use assets related to leases consist of the following:

	12/31/2025	12/31/2024
Real estate	5,720	5,612
Equipment	310	312
Vehicles and IT equipment	1,514	1,547
Total gross value	7,544	7,470
Less: Accumulated depreciation	(4,461)	(4,420)
Total	3,083	3,050

EDAP TMS S.A. AND SUBSIDIARIES

	Opening	Acquisitions	Disposals	Foreign
	balance	/Provisions	/Reversals	exchange	Year-end
	01/01/2025	2025	2025	effects	12/31/2025
Real estate	5,612	1,157	(765)	(284)	5,720
Equipment	312	—	—	(2)	310
Vehicles and IT equipment	1,547	393	(351)	(75)	1,514
Total gross value	7,470	1,550	(1,115)	(361)	7,544
Less: accumulated depreciation	(4,420)	(1,276)	1,078	158	(4,461)
Total	3,050	273	(37)	(203)	3,083

		Acquisitions	Disposals	Effects
	Acquisitions	/Provisions	/Reversals	Rate Change	Closing
	01/01/2024	2024	2024	IFRS 16	12/31/2024
Real estate	4,223	1,594	(242)	37	5,612
Equipment	413	—	(101)	—	312
Vehicles and IT equipment	1,230	461	(110)	(33)	1,547
Total gross value	5,866	2,054	(453)	3	7,470
Less: accumulated depreciation	(3,560)	(1,251)	382	8	(4,420)
Total	2,306	803	(71)	12	3,050

Variable lease costs related to these contracts amount to €144 thousand and €188 thousand for the fiscal years ended December 31, 2025 and 2024, respectively. Lease liabilities not recognized under short-term lease agreements, in accordance with IFRS 16, amount to €67 thousand and €68 thousand for the fiscal years ended December 31, 2025 and 2024, respectively.

Short-term lease agreements primarily concern office space with a one-year renewable term and are broken down as follows:

	12/31/2025	12/31/2024
EDAP TMS France	—	—
EDAP Technomed Inc.	—	—
EDAP TMS GmbH	19	16
EDAP Switzerland GmbH	—	—
EDAP Technomed Co. Ltd	—	—
EDAP TMS Korea	42	47
EDAP Technomed Sdn Bhd	5	5
Total	67	68

8—GOODWILL AND OTHER INTANGIBLE ASSETS

As noted in Note 1-13, IAS 36 requires that goodwill not be amortized but rather be tested for impairment at least once a year, or more frequently when events or changes in circumstances indicate that the asset may be impaired, by comparing the carrying amount to the higher of fair value less costs to sell and the value in use of the cash-generating unit (CGU) to which it is allocated. The Group considers that its operating segments under IFRS 8—High-Intensity Focused Ultrasound (HIFU), Lithotripsy (ESWL), and Distribution (DIST)—constitute its cash-generating units (CGUs) for the purposes of impairment testing. Goodwill amounted to €496 thousand for the ESWL division, €1,271 thousand for the DIST division, and €645 thousand for the HIFU division as of December 31, 2025.

The company performed its annual impairment test in the fourth quarter of 2025. To determine the recoverable amount of the Group’s CGU, the Group used the discounted cash flow approach for each of the three CGUs to be presented. In all three cases, the recoverable amount, corresponding to the value in use, of the CGU exceeded the CGU’s carrying amount, resulting in no impairment of goodwill.

EDAP TMS S.A. AND SUBSIDIARIES

The discount rate is 11% in 2025 and 2024 regardless of the CGU.

The growth rate used to extrapolate cash flows beyond the projection period (6 years) is 2% for the HIFU division, 2% for the Distribution division, and a decline rate of 5% for ESWL.

The sensitivity of the assumptions used in the valuation model is as follows:

●	A 1-percentage-point increase in the discount rate would not result in an impairment loss;
●	A 1-point decrease in the perpetual growth rate would not result in an impairment loss;
●	A 10% deterioration in the business plan would not result in an impairment loss.

Other intangible assets consist of the following:

	12/31/2025	12/31/2024
Licenses	3,033	2,322
Trade name and trademarks	283	320
Patents	412	412
Organizational costs	225	225
Total gross value	3,953	3,278
Accumulated amortization for licenses	(1,465)	(1,239)
Accumulated amortization for trade name and trademarks	(323)	(317)
Accumulated amortization for patents	(412)	(412)
Accumulated amortization for organizational costs	(225)	(225)
Less: Total accumulated amortization	(2,424)	(2,193)
Total	1,529	1,085

Amortization expenses related to intangible assets amounted to 269 thousand euros and 220 thousand euros for the fiscal years ended December 31, 2025 and 2024, respectively.

		Acquisitions	Disposals		Closing
	Opening	/Additions	/Reversals	exchange	effect
	01/01/2025	2025	2025	rate	12/31/2025
Licenses	2,322	736		(25)	3,033
Trade name and trademarks	320			(37)	283
Patents	412				412
Organizational costs	225				225
Total gross value	3,278	736	—	(61)	395
Accumulated amortization of licenses	(1,239)	(226)			(1,465)
Accumulated amortization of trade name and trademarks	(317)	(43)		38	(323)
Accumulated amortization of patents	(412)	(412)
Amortization of organizational costs	(225)	(225)
Less: Total accumulated amortization	(2,193)	(269)	—	38	(2,424)
Total	1,085	467	—	(23)	1,529

EDAP TMS S.A. AND SUBSIDIARIES

		Acquisitions	Disposals
	Opening	/Allocations	/Reversals	Currency	Closing effect
	01/01/2024	2024	2024	translation	December 31, 2024
Licenses	2,119	219	(16)	—	2,322
Trade name and trademarks	333	—	—	(14)	320
Patents	412	—	—	—	412
Organizational costs	225	—	—	—	225
Total gross value	3,089	219	(16)	(14)	3,278
Accumulated amortization of licenses	(1,038)	(217)	16	—	(1,239)
Accumulated amortization of trade name and trademarks	(331)	—	—	14	(317)
Accumulated amortization of patents	(412)	—	—	—	(412)
Amortization of organizational costs	(225)	—	—	—	(225)
Less: Total accumulated depreciation	(2,005)	(217)	16	14	(2,193)
Total	1,084	1	—	—	1,085

For the next five years, the estimated annual amortization expense will include the following items:

December 31, 2025
2026	228
2027	211
2028	118
2029	91
2030	85
2031 and beyond	178
Total	912

9—DEPOSITS AND OTHER NON-CURRENT FINANCIAL ASSETS

Deposits and other non-current financial assets include the following:

	12/31/2025	12/31/2024
Deposits	559	653
Research tax credit	1,193	869
Other non-current financial assets	1	1
Total	1,752	1,522

10— ACCOUNTS PAYABLE AND NOTES PAYABLE

Accounts payable and notes payable include the following:

	12/31/2025	12/31/2024
Accounts payable	9,976	12,557
Notes payable	53	54
Total	10,029	12,611

EDAP TMS S.A. AND SUBSIDIARIES

Accounts payable generally consist of invoices with a due date of 90 days or less and invoices receivable.

Notes payable represent commercial paper (bills of exchange) with an original maturity of 90 days or less 90 days.

11— PREPAID REVENUE

Except for grants, deferred revenue or deferred income as defined by IFRS 15 consists of the following items:

	12/31/2025	12/31/2024
Deferred revenue from maintenance contracts	2,339	2,335
Deferred revenue from RPPs	520	667
Deferred revenue from medical device sales	125	137
Deferred revenue from extended warranties, included in sales contracts	700	503
Deferred revenue from rentals of treatment probes and other equipment	3,179	3,357
Total	6,863	6,999
Less: long-term portion	(822)	(358)
Current portion	6,041	6,641

Deferred revenue from extended warranties will be recognized over the following periods; the remaining deferred revenue is due within one year:

December 31, 2025
2026	195
2027	30
2028	72
2029	89
2030 and beyond	315
Total	700

The components of deferred revenue from extended warranties for the fiscal year ended December 31, 2025, are as follows:

Total
Balance as of January 1, 2024	591
New extended warranty	175
Revenue Recognition	(263)
Balance as of December 31, 2024	503
New warranty extension	355
Revenue recognition	(159)
Balance as of December 31, 2025	700

EDAP TMS S.A. AND SUBSIDIARIES

12— OTHER CURRENT AND NON-CURRENT LIABILITIES

Other liabilities include the following:

	12/31/2025	12/31/2024
Accrued expenses for salaries and related taxes	2,935	3,313
Contingent government advances	436	436
Value-added tax payable	718	914
Advances received from customers	212	478
Accrued interest	—	—
Other	437	461
Total	4,738	5,602
Less: Non-current portion Contingent government advances	(379)	(436)
Less: Non-current portion of accrued interest	—	—
Total non-current portion	(379)	(436)
Total other current liabilities	4,359	5,167

Grants related to the expenses we incur for this research program are recognized under "Research and Development Expenses" in the period in which the expenses covered by the grants were incurred (see Note 20).

Conditional advances as of December 31, 2025, will become due as follows, provided the underlying research program progresses in accordance with the contract:

2026	56
2027	—
2028	—
2029	—
2030	379
2031 and beyond	—
Total	436

13— OBLIGATIONS RELATED TO LEASE AGREEMENTS

The Group leases certain equipment under lease agreements. As of December 31, 2025, this equipment consists of medical devices representing a liability of 9 thousand euros, buildings representing a liability of 2,299 thousand euros, and vehicles and other IT equipment representing a liability of 775 thousand euros. The maturities of lease liabilities for the fiscal years ending December 31, 2025, are as follows:

2026	1,076
2027	962
2028	490
2029	140
2030	100
2031 and beyond	383
Total undiscounted minimum lease payments	3,151
Less: amount representing interest	(24)
Present value of minimum lease payments	3,127
Less current portion	(1,060)
Long-term portion	2,067

Interest paid on lease obligations amounted to 15 thousand euros and 18 thousand euros as of December 31, 2025 and 2024, respectively.

EDAP TMS S.A. AND SUBSIDIARIES

The weighted average remaining term of lease agreements and the weighted average discount rate of lease agreements as of December 31, 2025, were 4.25 years and 3.97%, and as of December 31, 2024, were 3.24 years and 4.75%.

14— SHORT-TERM LOANS

As of December 31, 2025, short-term borrowings consist primarily of €3,121 thousand in receivables factored to a financial institution that have not been derecognized because the Group bears the credit risk.

As of December 31, 2024, short-term borrowings consisted primarily of €4,492 thousand in receivables factored to a financial institution that have not been derecognized because the Group bears the credit risk.

The U.S. credit line is tied to an investment to which the company has access at any time for an amount equal to $2,400,000. If the investment is not maintained, the principal amount borrowed, together with interest and all amounts owed to the lender for any reason, will become immediately due and payable.

	12/31/2025	12/31/2024
Japanese and French factored receivables	3,121	4,492
U.S. credit line	1,702	1,444
Japanese short-term loan	272	307
Total	5,095	6,243

15—LONG-TERM DEBT

15-1Long-term debt:

	12/31/2025	12/31/2024
Loan: France	15,302	4,431
Of which EIB loan	5,909	—
Of which EIB-linked warrants	6,906	—
Loan: Japan	37	138
Loan: Germany	—	—
Loan: USA	—	—
Loan: Korea	—	2
Loan: Switzerland	—	—
Loan: Malaysia	—	—
Total long-term debt	15,340	4,571
Less current portion	(14,620)	(2,409)
Total long-term portion	720	2,162

15-1-1EIB loans and Warrants

On October 17, 2025 (the “Effective Date”), we entered into a €36.0 million credit agreement (the “Financing Agreement”) with the EIB. We plan to use the loan proceeds to continue our research and development projects related to our robotic medical technology using HIFU to treat various conditions such as prostate cancer and endometriosis.

The €36.0 million loan consists of three tranches: €11.0 million for the first tranche (“Tranche A”), €12.0 million for the second tranche (“Tranche B”), and €13.0 million for the third tranche (“Tranche C”), collectively referred to as the “Tranches.” Each tranche will have a maturity of five years from the date of disbursement. The disbursement of funds for each tranche is subject to certain conditions.

EDAP TMS S.A. AND SUBSIDIARIES

The drawdown of each tranche is contingent upon the issuance of warrants, the characteristics of which are specified in the Warrant Agreement (see Note 1.24 for further details on the terms and conditions of the Warrants).

From an accounting perspective, since the issuance of the warrants is one of the conditions precedent to the drawdown of the tranches under the financing agreement signed with the EIB, these warrants are inseparable from the issuance of the loan tranches and are also issued in exchange for the drawdown of the tranches. This issuance is an integral part of the consideration for the financing tranches. Consequently, the financing transaction (loan and issuance of warrants) must be analyzed as a whole as a right to issue debt comprising warrants. Since these two transactions (the issuance of debt and the issuance of associated warrants) are contractually inseparable and meet the key indicators of IFRS 9 Guidance B6—allowing for the conclusion that a single issuance comprising two stand-alone financial instruments exists—they have been treated as the issuance of a single hybrid instrument composed of two instruments that are contractually required to be issued simultaneously based on a single transaction price. The two separable and contractually independent components at their date of issuance are:

●	A debt component representing a fixed-coupon interest-bearing bond, repayable in accordance with a specified schedule. This component is to be recognized as a financial liability initially measured at fair value and subsequently carried at amortized cost using the Effective Interest Rate (EIR) method.
●	An (optional) equity derivative component: detachable stock warrants (BSA) entitling the holder, for a defined period, to subscribe for new shares at a fixed price. These derivative instruments are to be measured at fair value through profit or loss.

Derivative component (BSA)

On October 17, 2025, we drew down Tranche A and issued 2,624,421 Tranche A warrants to the EIB. Each Tranche A warrant entitles the EIB, upon exercise, to subscribe for one common share, representing an increase in the Company’s share capital of a maximum nominal amount of €341,174.73, at an exercise price (including the issue premium) of €1.51 per common share.

Warrant	A (Initial)	As of December 31, 2025
Number of warrants issued	2,624,421	2,624,421
Share price	1.63	3.29
Volatility	66%	68%
Graduation (year)	20	20
Fair value (€)	5,438,290	8,114,572

Amortized cost debt component

The Tranche A loan in the amount of €11.0 million was disbursed by the EIB in early November 2025. The Tranche A loan will mature five years after the disbursement date, and interest on the Tranche A loan will be payable on the maturity date of Tranche A and will be capitalized annually by increasing the principal amount of Tranche A.

Interest on the Tranche A loan will accrue at a fixed rate of 8% per annum, payable annually; however, such interest may be deferred so that it is payable on the maturity date of each Tranche.

The Tranche A loan was initially recognized at €5.6 million, corresponding to the difference between the amount received from the BEI and the fair value of the warrants, net of transaction costs of €720,000. The amortized cost of the loan as of December 31, 2025, amounts to €5.9 million based on an effective interest rate of 21.63%.

EDAP TMS S.A. AND SUBSIDIARIES

We intend to draw down Tranche B of the EIB loan, in the amount of €12 million, in April 2026, provided that EDAP has satisfied or is able to satisfy all the conditions precedent required for the drawdown of this second Tranche as of the date of publication of these financial statements.

The amount of the Tranche A loan and the stock options at inception and as of December 31, 2025 is summarized below

EIB Tranche A	Initial	Dec 31, 2025
Component of gross debt	6,371,668	—
Expenditures	720,381	—
Debt component - net value	5,651,287	5,909,102
Warrants	4,628,332	6,906,018
Total net value	10,279,619	12,815,120

15-1-2Other long-term debt

As of December 31, 2025 and 2024, long-term debt in Japan consists of two yen-denominated loans with the following terms:

	Amount		Interest rate	Frequency of
	Initial	Maturity	Fixed	Repayment
EDAP Technomed Co., Ltd.	80,000,000	August 2, 2026	1.98%	Monthly payment
EDAP Technomed Co Ltd	50,000,000	April 2, 2025	1.80%	Monthly payment

As of December 31, 2025, long-term debt in France consists of two euro-denominated loans issued in 2020, the terms and maturity of which have been updated, one euro-denominated loan issued in 2021, two euro-denominated loans issued in 2024, and one euro-denominated loan issued in 2025 under the following terms:

	Amount		Interest rate	Frequency of
	Initial	Maturity	Fixed	Repayment
EDAP TMS FRANCE	2,200,000	December 18, 2026	3.60%	Monthly payment

This loan is linked to an investment to which the company has access at any time for an amount equal to the equivalent of €1,100,000 in USD. This loan is linked to the advance purchase of ultrasound technology. If the investment is not maintained, the principal amount loaned, along with interest and all amounts owed to the lender for any reason, will become immediately due and payable.

	Amount		Interest rate	Payment
	Initial	Maturity	Fixed	Repayment
EDAP TMS FRANCE	56,000	August 5, 2028	4.50%	Monthly payment

This loan is for the purchase of medical equipment for the mobile ESWL RPP.

	Amount		Interest rate	Payment
	Initial	Maturity	Fixed	Repayment
EDAP TMS SA the	328,650	December 31, 2027	4.60%	Full redemption on of expiration

This loan is linked to the research tax credit receivable from the French government.

	Amount
	Initial		Interest rate
	Repayment	High school diploma	Fixed	Frequency of
EDAP TMS SA the	367,000	December 31,2028	3.45%	Repayment Full redemption on of expiration

EDAP TMS S.A. AND SUBSIDIARIES

This loan is linked to the research tax credit receivable from the French government.

	Amount		Interest rate	Payment
	Initial	Maturity	Fixed	Reimbursement
EDAP TMS FRANCE	2,000,000	July 30,2026	0.73%	Monthly payment

This COVID-19-related loan, taken out in 2020, is a loan guaranteed by the French government with an initial repayment term of one year, which has been extended to six years.

	Amount		Interest rate	Payment
	Initial	Maturity	Fixed	Repayment
EDAP TMS FRANCE	2,000,000	August 4, 2026	0.73%	Monthly payment

This COVID-19-related loan, taken out in 2020, is a loan guaranteed by the French government with an initial repayment term of one year, which has been extended to six years.

As of December 31, 2024, long-term debt in France consists of two euro-denominated bonds issued in 2020, the terms and maturity dates of which have been updated; one euro-denominated bond issued in 2021; and three euro-denominated bonds issued in 2024, with the following terms:

	Amount		Interest rate	Frequency of
	Initial	Maturity	Fixed	Repayment
EDAP TMS FRANCE	2,200,000	December 18, 2026	3.60%	Monthly payment

This loan is linked to an investment to which the company has access at any time for an amount equal to the equivalent of €1,100,000 in USD. This loan is linked to the advance purchase of ultrasound technology. If the investment is not maintained, the principal amount loaned, along with interest and all amounts owed to the lender for any reason, will become immediately due and payable.

	Amount		Interest rate	Payment
	Initial	Maturity	Fixed	Repayment
EDAP TMS FRANCE	56,000	August 5, 2028	4.50%	Monthly payment

This loan is for the purchase of medical equipment for the mobile RPP ESWL.

	Amount		Interest rate	Payment
	Initial	Maturity	Fixed	Repayment
EDAP TMS SA the	328,650	December 31, 2027	4.60%	Full redemption on of expiration

	Amount		Interest Rate	Frequency of
	Initial	Maturity	Fixed	Reimbursement
EDAP TMS FRANCE	1,066,081	July 1, 2025	0.99%	Quarterly payment

This loan is secured by the Group’s cash holdings in USD in an amount equal to the loan’s equivalent value in USD. This loan constitutes a credit facility of 1,530,000 euros, of which 1,066,081 euros were drawn down at the end of December 2022 to finance HIFU treatment probes. This amount will be repaid over three years, through July 1, 2025.

	Amount		Interest Rate	Frequency of
	Initial	Maturity	Fixed	Refund
EDAP TMS FRANCE	2,000,000	July 30, 2026	0.73%	Monthly payment

This COVID-19-related loan, taken out in 2020, is a loan guaranteed by the French government with an initial repayment term of one year, which has been extended to six years.

	Amount		Interest Rate	Payment
	Initial	Maturity	Fixed	Repayment
EDAP TMS FRANCE	2,000,000	August 4,2026	0.73%	Monthly payment

EDAP TMS S.A. AND SUBSIDIARIES

This COVID-19-related loan, taken out in 2020, is a loan guaranteed by the French government with an initial repayment term of one year, which has been extended to six years.

15-2Maturity of long-term debt:

Long-term debt recorded at amortized cost as of December 31, 2025, matures as follows:

2026(1)	14,619
2027	343
2028	377
2029	—
2030	—
2031 and beyond	—
Total	15,340
(1)	The EIB debt and associated warrants have been classified as short-term (maturing in 2026) following a default event recorded as of December 31, 2025. See Note 15.3 below for further explanation.

15-3Covenants related to the EIB loan

Pursuant to a credit agreement entered into with Banque Palatine (the “Credit Agreement with Banque Palatine”), EDAP TMS France, a subsidiary of the Company, is required, as of December 31 of each year, to comply with a capital ratio clause (the “Capital Ratio Clause”). Failure to comply with the Equity Ratio Clause entitles Banque Palatine to demand early repayment of the outstanding amount (€1.1 million as of December 31, 2025), which is due in December 2026 under the Credit Agreement with Banque Palatine. Furthermore, a breach of the Capital Ratio Clause constitutes an event of default under the EIB Financing Agreement and grants the EIB the right to demand early repayment of outstanding loans under said agreement, which amount to €11 million as of December 31, 2025. Furthermore, early repayment under the Financing Agreement triggers the immediate acquisition of the warrants and allows the EIB to exercise the put option on all of its outstanding warrants in advance.

As of December 31, 2025, EDAP TMS France was in breach of the Capital Ratio Clause. On March 6, 2026, Banque Palatine: (i) waived its right to early repayment under the Banque Palatine Credit Agreement and (ii) agreed, for all Banque Palatine loans, to replace the Capital Ratio Clause with a clause limiting the Group’s debt to €10.5 million (excluding amounts due under the credit facility with the EIB), effective retroactively as of December 20, 2025 (the “Banque Palatine Waiver”). The Banque Palatine Waiver did not alter the scheduled maturity of the Banque Palatine Credit Agreement or any other material terms. Furthermore, on March 16, 2026, the EIB agreed to waive its right to declare an event of default under the Financing Agreement (the “EIB Waiver”).

In light of the above situation and the receipt of the EIB Waiver after the closing, EDAP reclassified the entire EIB debt and the associated warrants (€12.9 million) as short-term debt maturing on December 31, 2025.

The EIB Waiver also enables the Company to satisfy one of the conditions precedent required for the drawdown of the Series B loans.

EDAP TMS S.A. AND SUBSIDIARIES

16— SHORT- AND LONG-TERM PROVISIONS

Provisions consist of the following items:

	12/31/2025	12/31/2024
Provision for retirement benefits (Japan and France)	2,032	2,323
Provision for employee severance pay (Korea)	183	169
Provision for asset retirement obligations (Japan)	141	200
Provision for warranty costs	169	126
Total provisions	2,525	2,818
Less non-current portion of provisions for retirement benefits (Japan and France)	(1,792)	(2,178)
Less non-current portion of provision for employee severance pay (Korea)	(183)	(169)
Less non-current portion of provision for asset retirement obligations (Japan)	(141)	(30)
Less non-current portion of provision for warranty costs	(116)	(18)
Less non-current portion of provision for customer warranties	(66)	(66)
Total non-current portion of provisions	(2,298)	(2,461)
Total current portion of provisions	228	356

Changes in the provision for warranty costs are as follows:

	12/31/2025	12/31/2024
Beginning of the year	126	172
Amount used during the year	(119)	(98)
New warranty expenses	161	52
End of the year	169	126
Less current portion	(53)	(108)
Non-current portion	116	18

The provision for decommissioning obligations in Japan relates to the subsidiary’s offices and warehouses.

Post-employment benefits (pensions) for most of the Group’s employees are funded by European governments. In addition to government-sponsored plans, subsidiaries in Japan and France have established defined-benefit pension plans. The provision for retirement benefits as of December 31, 2025, and 2024 represents a provision for retirement benefits payable upon an employee’s retirement if the employee is still employed by the Group on the date of retirement. This provision was calculated taking into account the estimated retirement payment (discounted to present value), employee turnover, and salary increases.

The provision represents management’s best estimate based on the following assumptions as of year-end:

	Pension benefits – France
	12/31/2025	12/31/2024
Discount rate	4.00%	3.35%
Salary increase	2.50%	3.00%
Retirement age	65	65
Average length of service before retirement	22	23

	Pension benefits – Japan
	12/31/2025	12/31/2024
Discount rate	2.80%	1.70%
Salary increase	2.50%	2.50%
Retirement age	60	60
Average length of service before retirement	12	14

EDAP TMS S.A. AND SUBSIDIARIES

The discount rate used is determined by reference to the high-quality rates of AA-rated corporate bonds with a maturity equivalent to that of the obligations. It is derived from a benchmark by currency zone based on various market data as of the balance sheet date.

In 2025, presentation of the provision in accordance with IAS 19R in thousands of euros:

	France	Japan
Non-current liabilities	900	892
Current liabilities	117	123
Total	1,017	1,015

In 2024, presentation of the provision in accordance with IAS 19R in thousands of euros:

	France	Japan
Non-current liabilities	1,123	1,055
Current liabilities	—	145
Total	1,123	1,200

The Group does not have a funded employee benefit plan.

Detailed reconciliation of pension cost components (in thousands of euros) during the fiscal year for each of the two fiscal years ended December 31, 2025, and 2024:

France	12/31/2025	12/31/2024
Change in pension liability:
Present value of the obligation at the beginning of the year	1,123	1,084
Service cost	76	75
Financial cost	38	35
Other	—	—
Actuarial gain/loss	(145)	(20)
Compensation paid	(75)	(51)
Currency translation adjustment	—	—
Present value of the obligation at year-end	1,017	1,123

Japan	12/31/2025	12/31/2024
Change in pension liability:
Present value of the obligation at the beginning of the year	1,200	1,227
Service cost	95	110
Financial cost	17	15
Other	—	—
Actuarial gain/loss	(44)	(35)
Compensation paid	—	(65)
Plan amendments	—	—
Regulations	(116)	—
Foreign currency translation adjustment	(137)	(51)
Present value of the obligation at year-end	1,015	1,200

EDAP TMS S.A. AND SUBSIDIARIES

The benefits expected to be paid during each of the next five fiscal years, and in total for the next five fiscal years, are detailed in the table below:

	France	Japan
2026	119	125
2027	118	58
2028	70	39
2029	—	14
2030	85	50
2031–2035	508	1,108
TOTAL	900	1,394

17—EQUITY

17-1Common shares

As of December 31, 2025, the common stock of EDAP TMS S.A. consisted of 37,751,519 fully paid-in shares with a par value of €0.13 each. The number of shares outstanding is 37,481,986.

17-2Preemptive subscription rights

Shareholders have a preemptive subscription right in proportion to the additional shares issued by the Group in exchange for cash. Shareholders may waive this preemptive subscription right in the event of a at an extraordinary general meeting of shareholders under certain circumstances. The preemptive subscription right, if not previously waived, is transferable during the subscription period relating to a specific offering of shares.

17-3Dividend Rights

Dividends may be distributed from retained earnings, subject to the provisions of French law and the Group’s articles of association. The Group has not distributed any dividends since its inception due to a cumulative statutory deficit of 19,212 thousand euros. Dividend distributions, if any, will be made in euros. The Group does not intend to distribute dividends in the foreseeable future.

17-4Treasury shares

As of December 31, 2025, the total of 269,533 shares held as treasury stock consisted of (i) 89,243 shares acquired between August and December 1998 and (ii) 180,290 shares acquired in June and July 2001 for a total of 590 thousand euros. All treasury shares were acquired to cover outstanding stock options (see Note 17-5).

17-5Stock Option and Free Share Grant Plans Stock options for subscription or purchase

As of December 31, 2025, EDAP TMS S.A. sponsored five stock option and subscription plans open to employees of the EDAP TMS Group:

EDAP TMS S.A. AND SUBSIDIARIES

On February 18, 2016, the shareholders authorized the Board of Directors to grant up to 1,000,000 options to subscribe for 1,000,000 new shares at a fixed price to be determined by the Board of Directors. Pursuant to this stock option plan, the Board of Directors granted options to certain employees as follows:

	Number
	of options	Exercise price		Contract	Fair value at grant
Grant Date	granted	(€)	Vesting conditions	term	(in K€)(1)
April 26, 2016	575,000	3.22	Vested proportionally over four years at starting one year after the grant date	10 years	960
04/25/2017	260,000	2.39	Accrued on a pro-rata basis over four years at starting one year after the grant date	10 years	335
08/29/2018	165,000	2.65	Vested proportionally over four years at one year after the grant date	10 years	219
01/04/2019	155,000	3.90	Vested proportionally over four years at one year after the grant date	10 years	299
(1)	This non-cash expense was recognized in the Company’s operating expenses over a 48-month period (using the vesting schedule method).

The Company did not recognize any compensation expense in 2025 under this plan dated February 18, 2016. Under this 2016 plan, 281,080 options are outstanding, and all of these options are exercisable as of December 31, 2025.

On June 28, 2019, the shareholders authorized the Board of Directors to grant up to a maximum of 358,528 pre-existing stock options and to grant 1,000,000 stock options at a fixed price to be determined by the Board of Directors.

Pursuant to this stock option plan dated June 28, 2019, the Board of Directors granted 292,428 pre-existing stock options and 1,000,000 new stock subscription options to certain EDAP TMS employees on June 11, 2021, as follows:

	Number of options		Exercise Price		Contract	Fair value at
Allocation Date	granted		(€)	Vesting conditions	term	grant (in K€)(4)
June 11, 2021	1,000,000	(1)(3)	5.59	Vested proportionally over three years beginning six months after the grant date	10 years	2,371
June 11, 2021	292,428	(1)(3)	5.59	Vested proportionally over three years starting six months after the grant date	10 years	681
(1)	Options to subscribe for new shares
(2)	Options to purchase pre-existing shares
(3)	On March 29, 2023, the vesting of 270,000 of these options was accelerated, and these options became exercisable immediately.
(4)	These non-cash expenses are recognized in the Company’s operating expenses over a 36-month period (using the vesting schedule method).

EDAP TMS S.A. AND SUBSIDIARIES

In 2025, the Company did not recognize any compensation expense under the February 18, 2016 plan. Under the 2019 plan, 810,000 options are outstanding and 954,533 options are exercisable as of December 31, 2025.

On June 30, 2021, the shareholders authorized the Board of Directors to grant up to 2,000,000 options entitling the holders to subscribe for 2,000,000 new shares at a fixed price to be determined by the Board of Directors.

In accordance with this stock option plan dated June 30, 2021, the Board of Directors granted options to certain employees as follows:

	Number of				Fair value at
	options	Exercise price			grant (in thousands of
Grant Date	granted	(€)	Vesting Conditions	Contract term	euros)(1)
11/17/2021	100,000	5.18	Vested proportionally over three years beginning six months after the grant date	10years	229
05/17/2022	144,000	6.41	Vested proportionally over three years starting six months after the grant date	10 years	450
11/08/2022	32,000	10.32	Vested proportionally over three years starting six months after the grant date	10 years	161
05/02/2023	200,000
04/05/2023	125,000	9.96	Vested proportionally over three years starting six months after the grant date	10 years	687
08/23/2023	177,000		Vested proportionally over three years starting six months after the grant date	10 years	774
05/31/2023	50,000	9.32	Vested proportionally over three years starting six months after the grant date	10 years	270
09/20/2023	80,000	6.08	Vested proportionally over three years beginning six months after the grant date	10 years	296
11/08/2023	20,000	6.64	Vested proportionally over three years starting six months after the grant date	10 years	81
12/06/2023	34,000	4.98	Vested proportionally over three years beginning six months after the grant date	10 years	103
02/28/2024	12,000	5.46	Vested proportionally over three years starting six months after the grant date	10 years	38
06/03/2024	167,000	5.48	Vested proportionally over three years starting six months after the grant date	10 years	473
(1)	These non-cash expenses are recognized in the Company’s operating expenses over a 36-month period (using the vesting schedule method).

The impact of this June 30, 2021 plan on operating income, in accordance with IFRS 2, is €2,565,000 and €958,000 in 2024 and 2025, respectively. Under this 2021 plan, 1,513,300 options are outstanding as of December 31, 2025, and 1,218,467 are exercisable.

EDAP TMS S.A. AND SUBSIDIARIES

On June 28, 2024, the shareholders authorized the Board of Directors to grant up to a maximum of 2,000,000 stock options at a fixed price to be determined by the Board of Directors. In accordance with this stock option plan dated June 28, 2024, the Board of Directors granted options as follows:

	Number
	of options	Exercise price	Vesting conditions	Contract	Fair value at grant
Grant Date	Granted	(€)	(in K€)(1)	term	(in KE)(1)
August 21, 2024	34,000	3.80	Vested proportionally over three years beginning six months after the grant date	10 years	74
11/06/2024	72,000	2.53	Vested proportionally over three years starting six months after the grant date	10 years	114
03/26/2025	172,000	1.90	Vested on a pro-rata basis over three years, beginning six months after the grant date	10 years	187
04/15/2025	780,000	1.21	Vested proportionally over three years beginning six months after the grant date	10 years	538
05/14/2025	54,000	1.96	Vested proportionally over three years beginning six months after the grant date	10 years	60
(1)	These non-cash expenses are recognized in the Company’s operating expenses over a 36-month period (using the vesting schedule method).

The impact of this June 28, 2024 Plan on operating income, in accordance with IFRS 2, is 37 thousand euros and 800 thousand euros in 2024 and 2025, respectively.

Under this 2024 plan, 1,973,000 options were outstanding as of December 31, 2025, and 409,111 were exercisable.

On June 27, 2025, the shareholders authorized the Board of Directors to grant up to a maximum of 2,000,000 stock options at a fixed price to be determined by the Board of Directors. Pursuant to this stock option plan dated June 27, 2025, the Board of Directors granted options as follows:

	Number
	of options	Exercise price		Contract	Fair value at
Grant Date	granted	(€)	Vesting Conditions	term	grant (in K€)(1)
09/30/2025	213,000	2.05	Vested proportionally over three year beginning six months after the grant date	10 years	241
November 4, 2025	52,000	1.84	Vested proportionally over three years starting six months after the grant date	10 years	55
12/18/2025	56,000	2.26	Vested proportionally over three years starting six months after the grant date	10 years	83
(1)	These non-cash expenses are recognized in the Company’s operating expenses over a 36-month period (in accordance with the vesting schedule).

The impact of this June 27, 2025 Plan on operating income, in accordance with IFRS 2, is 62 thousand euros in 2025. Under this 2025 plan, 309,000 options were outstanding as of December 31, 2025, and none were exercisable.

EDAP TMS S.A. AND SUBSIDIARIES

The fair value of each stock option granted during the fiscal year is estimated on the grant date using the Black-Scholes option pricing model with the following assumptions:

	December 2025	November 2025	September 2025	June 2025	May 2025	April 2025
Weighted average life (years)	5.79	5.79	5.79	5.79	5.79	5.79
Expected volatility(1)	64.86%	63.59%	61.53%	59.41%	59.05%	59.02%
Expected dividend yield on dividends	—%	—%	—%	—%	—%	—%
Interest rate without risk	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Weighted average exercise price (€)	2.26	1.84	2.05	1.48	1.96	1.21
Weighted average of options granted during the year (€)	1.47	1.05	1.13	0.86	1.11	0.69
(1)	Historical volatility calculated over the weighted average life.

As of December 31, 2025, the summary of changes in stock options or stock subscription rights under these plans is as follows:

	2025		2024
		Exercise		Exercise
		Average		Average
		weighted		weighted
	Options	(€)	Options	(€)
Number of options as of January 1,	3,030,913	6.42	3,198,913	6.26
Granted	2,215,000	1.51	599,000	5.34
Exercised	—	—	(24,584)	4.71
Cancelled	(233,878)	4.94	(742,416)	4.92
Expired	—	—	—	—
Number of options as of December 31,	5,012,035	3.66	3,030,913	6.42
Outstanding as of December 31,	2,849,313	5.71	2,130,107	6.17
Options available for allocation as call options as of December 31
December	146,878		25,000

As of December 31, 2025, 1,679,000 stock options are available for future grants.

EDAP TMS S.A. AND SUBSIDIARIES

The following table summarizes information regarding existing stock options held by the Group or options to subscribe for new shares as of December 31, 2025:

	Outstanding options				Fully vested options (1)
		Remaining life,	Price average	Value		Price Average	Value
		average	weighted	Aggregate inrinsic		exercise weighted	Aggregate inrinsic
Exercise price (€)	Options	weighted	(€)	(2) (€)	Options	(€)	(2) (€)
10.32	20,000	6.8	10.32	—	20,000	10.32	—
10.10	200,000	7.3	10.10	—	172,222	10.10	—
9.96	69,000	7.3	9.96	—	61,333	9.96	—
9.94	375,000	7.0	9.94	—	375,000	9.94	—
9.32	50,000	7.4	9.32	—	43,056	9.32	—
7.53	130,000	7.7	7.53	—	101,111	7.53	—
6.83	160,000	8.3	6.83	—	93,333	6.83	—
6.64	10,000	7.8	6.64	—	6,944	6.64	—
6.41	60,000	6.3	6.41	—	60,000	6.41	—
6.08	33,000	7.8	6.08	—	24,750	6.08	—
5.59	932,655	5.4	5.59	—	932,655	5.59	—
5.48	167,000	8.5	5.48	—	83,500	5.48	—
5.46	12,000	8.2	5.46	—	7,333	5.46	—
5.29	123,000	8.1	5.29	—	78,583	5.29	—
5.18	83,300	5.8	5.18	—	83,300	5.18	—
4.98	24,000	7.9	4.98	—	16,000	4.98	—
3.90	50,000	3.8	3.90	—	50,000	3.90	—
3.80	34,000	8.7	3.80	—	15,111	3.80	—
3.22	105,000	0.3	3.22	—	105,000	3.22	—
2.65	55,000	2.7	2.65	145,750	55,000	2.65	145,750
2.53	60,000	8.8	2.53	151,800	21,667	2.53	54,817
2.39	71,080	1.3	2.39	169,881	71,080	2.39	169,881
2.26	56,000	10.0	2.26	126,560	—	—	—
2.05	201,000	9.8	2.05	412,050	—	—	—
1.96	54,000	9.5	1.96	105,840	10,500	1.96	20,580
1.90	172,000	9.3	$1.90	326,800	43,000	1.90	81,700
1.84	52,000	9.8	1.84	95,680	—	—	—
1.48	873,000	9.5	1.48	1,292,040	145,500	1.48	215,340
1.21	780,000	9.4	1.21	943,800	173,333	1.21	209,733
1.21 to 10.32	5,012,035	7.3	0.75	3,770,201	2,849,313	0.24	897,801
(1)	Fully vested options are all exercisable options.
(2)	The total intrinsic value represents the total pre-tax intrinsic value, based on the Group’s closing share price of $3.29 as of December 31, 2025, which would have been received by option holders if all outstanding option holders had exercised their options on that date.

EDAP TMS S.A. AND SUBSIDIARIES

A summary of the status of unvested stock options or new share subscription options as of December 31, 2025, as well as changes that occurred during the two fiscal years ended December 31, 2024, and 2025, is presented below:

		Weighted
		average
	Options	as of (€)
Unvested as of January 1, 2024	1,201,247	4.18
Granted	599,000	3.09
Accrued	(461,526)	4.45
Cancelled	(437,916)	2.99
Not vested as of December 31, 2024	900,806	3.89
Allocated	2,215,000	0.87
Vested	(821,083)	2.69
Cancelled	(132,000)	3.23
Not vested as of December 31, 2025	2,162,722	0.56

As of December 31, 2025, there were 1,283 thousand euros in total unrecognized compensation expense related to unvested stock options, over a period of 2.9 years.

Bonus shares:

As of December 31, 2025, EDAP TMS S.A. had sponsored three bonus share plans for employees of the EDAP TMS Group:

On June 30, 2022, shareholders authorized the Board of Directors to grant up to a maximum of 600,000 bonus shares to certain employees.

Pursuant to this authorization dated June 30, 2022, the Board of Directors granted bonus shares as follows:

	Number
	of free
	shares			Allocation date (in	Fair value at
Grant date	Allocated	Beneficiaries	Vesting conditions	expenses	K€ (1)
11/8/2022	291,500	Certain employees -(pro rata acquisition)	As expenses over three years starting six months after the allocation date, based on the gradual acquisition method	As expenses	2,963

03/29/203	150,000	Chief Executive Officer	Definitive acquisition twelve months after the grant date followed by a 12-month holding period	As expenses	1,542

5/2/2023	50,000	Chairman of EDAP Proportional acquisition	TMS France SAS over three years starting six months after the allocation date, based on the of step-up	As operating expenses	508

Under this 2022 plan, 8,334 bonus shares were outstanding as of December 31, 2025.

On June 28, 2024, the shareholders authorized the Board of Directors to grant up to 600,000 bonus shares. This new resolution replaced the resolution dated June 30, 2022.

EDAP TMS S.A. AND SUBSIDIARIES

Pursuant to this authorization of June 28, 2024, the Board of Directors allocated bonus shares as follows:

	Number
	of free
	shares			Allocation date (in	Fair value at
Grant date	Allocated	Beneficiaries	Vesting conditions	expenses	K€ (1)
06/20/2025	117,500	Certain French employee	Proportional acquisition over three years starting six months after the allocation date using the of step-up	As expenses	173

06/20/2025	482,500	Certain U.S. employees	Proportional acquisition over three years starting six months after the grant date	As expenses	711

Under this 2024 plan, all stock options were issued as of December 31, 2025.

On June 27, 2025, the shareholders authorized the Board of Directors to grant up to 600,000 bonus shares. Under this plan, no bonus shares had been allocated as of December 31, 2025.

17-6Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income, net of tax, for the years ended December 31, 2025, and 2024, are as follows:

	2025
	Adjustment
	Foreign	Provision
	currency	for
	Foreign	pension	Total
Opening balance	(1,773)	628	(1,145)
Other comprehensive income (loss) before reclassifications	—	—	—
Reclassified to accumulated other comprehensive income	—	—	—
Other comprehensive income for the current fiscal year	(1,015)	260	(756)
Closing balance	(2,789)	887	(1,901)

	2024
	Adjustment
	Foreign	Provision
	currency	for
	Foreign	pension	Total
Opening balance	(1,278)	540	(738)
Other comprehensive income (loss) before reclassifications	—	—	—
Reclassified to accumulated other comprehensive income	—	—	—
Net other comprehensive income for the current period	(495)	88	(407)
Closing balance	(1,773)	628	(1,145)

EDAP TMS S.A. AND SUBSIDIARIES

18—REVENUE

Net sales from our operations in Asia, France, the United States, and other geographic regions are as follows:

Major geographic markets (€)	2025	2024
Asia	17,317	19,041
France	4,061	11,240
United States	25,245	18,220
Other geographic regions	15,793	15,613
	62,416	64,114

Net sales are recognized according to the schedule above:

Revenue recognition period	2025	2024
Products transferred at a specific point in time	48,816	50,619
Revenue and services transferred over time on a percentage-of-completion basis	13,600	13,495
	62,416	64,114

19—COST OF SALES

Cost of sales includes the following items:

	2025	2024
Direct costs of sales	(21,336)	(23,894)
Indirect costs of sales	(14,529)	(13,664)
Total cost of sales	(35,865)	(37,558)

20—RESEARCH AND DEVELOPMENT EXPENSES

Research and development expenses include the following:

	2025	2024
Gross research and development expenses	(8,935)	(8,414)
Research tax credit	324	458
Grants	61	229
Net research and development expenses	(8,550)	(7,726)

In 2024, grants consisted primarily of domestic grants for the evaluation and optimization of focal treatments for prostate cancer (Perfuse development project).

Research and development costs are recognized as expenses as incurred and include depreciation of assets, prototype costs, salaries, employee benefits and other personnel-related costs, costs of contracts and other external services, as well as facilities and overhead expenses.

EDAP TMS S.A. AND SUBSIDIARIES

21—OPERATING EXPENSES

Operating expenses consist of the following items:

	2025	2024
Salaries and payroll taxes	27,830	27,709
Share-based payments	2,175	3,132
Total personnel expenses	30,005	30,841
Other purchases and external expenses	17,009	14,993
Miscellaneous	1,392	1,256
Total	48,406	47,090

22—NET FINANCIAL INCOME

Net interest income (expense) consists of the following items:

	2025	2024
Interest income	223	796
Interest expense	(698)	(236)
Change in fair value of stock options	(2,278)	—
Total	(2,753)	560
Foreign exchange gain/loss	(888)	1,246

23—INCOME TAXES

23-1Profit / (Loss) Before Income Taxes

Income / (loss) before income taxes consists of the following:

	2025	2024
France	(11,609)	(5,352)
Other countries	(13,886)	(13,377)
Total	(25,495)	(18,729)

23-2Income tax (expense)/income

Income tax (expense)/income consists of the following:

	2025	2024
Current income tax expense:
France	(40)	(46)
Other countries	(494)	(355)
Subtotal of current income tax expense	(534)	(401)
Deferred income tax income (expense):
France	2	5
Other countries	144	107
Subtotal of deferred income tax income (expense)	146	112
Total	(388)	(289)

EDAP TMS S.A. AND SUBSIDIARIES

23-3Deferred Taxes

Deferred taxes reflect the impact of temporary differences between the tax and accounting values of assets and liabilities on the consolidated balance sheet. The tax effects of temporary differences that give rise to significant deferred tax assets (liabilities) are, by nature:

	2025	2024
Elimination of intercompany margins on inventory	75	80
Elimination of intercompany margins on fixed assets	19	27
Provisions for retirement benefits in Japan	297	335
Other items	539	391
Total deferred tax assets	931	833
Total deferred tax liabilities	—	—
Net deferred tax assets	931	833

The unused tax loss carryforwards for French companies amount to €109,818 thousand, representing a potential unrecognized tax benefit of €25,014 thousand as of December 31, 2025. For foreign companies, this cumulative amount is estimated at €63,746 thousand in 2025. The recovery of these tax loss carryforwards is not sufficiently probable to warrant the recognition of a deferred tax asset.

The French corporate income tax rate is 25%.

23-4Effective tax income (expense)

The reconciliation of differences between the theoretical tax expense at the French tax rate and the Group’s effective tax expense is as follows:

	2025	2024
Theoretical tax expense at the statutory French rate	6,374	4,682
Impact of tax rate differences for foreign subsidiaries	(521)	(546)
Effect of unrecognized deferred tax assets on tax loss carryforwards and other temporary differences	(5,473)	(4,431)
Change in fair value of non-taxable liabilities	(551)	—
Permanent differences	(163)	(282)
Effect of the elimination of intragroup items	(1)	267
CVAE	(30)	(40)
Other	(22)	62
Effective tax rate	(388)	(289)

23-5Uncertainty regarding tax treatments

In accordance with IFRIC 23, an interpretation of IAS 12, the Group has reviewed the tax position of each subsidiary. As of December 31, 2025, the Group believes that there is no significant uncertainty regarding the Group’s tax position.

The Company remains subject to review by the major tax authorities.

Interest and penalties on income taxes are classified as a component of the provision for income taxes. There was no interest or penalties in 2025 and 2024.

EDAP TMS S.A. AND SUBSIDIARIES

24—E EARNINGS (LOSS) PER SHARE

	2025	2024
Earnings (loss) available to common shareholders (in euros)	(25,882,872)	(19,017,804)
Weighted average number of shares outstanding for the calculation	37,442,155	37,286,446
Basic earnings per share (in euros)	(0.69)	(0.51)
Effect of dilutive securities	1,887,997	903,889
Number of shares used in the calculation	37,442,155	37,286,446
Diluted net income / (loss) per share (in euros)	(0.69)	(0.51)

Diluted earnings per share available to common shareholders are calculated by including all dilutive securities that are in-the-money.

The effects of dilutive securities for the fiscal year ended December 31, 2025, were excluded from the calculation of diluted earnings per share because a net loss was reported during that period.

25—OFF-BALANCE SHEET COMMITMENTS

25-1Commitments

The Group currently has commitments regarding lease agreements that fall within the scope of the IFRS 16 exemption (see Note 13).

25-2Contingent Liabilities

The Group currently has commitments related to warranties provided to customers for the products described in notes 1–15.

26—FAIR VALUE OF FINANCIAL INSTRUMENTS

The following information on the estimated fair value of financial instruments has been determined in accordance with the requirements of IFRS 13 “Disclosures on the Fair Value of Financial Instruments” and indicates the fair value hierarchy of the valuation techniques used to determine such fair value.

IFRS 13 defines three input levels that may be used to measure fair value and requires that assets or liabilities measured at fair value be presented according to the input level at which they were measured. The input levels are defined as follows:

Level 1: (Unadjusted) quoted prices in active markets for identical assets or liabilities that the reporting entity can access on the measurement date.

Level 2: Data other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3: Data not observable for the asset or liability. The fair value impacts are not material to the income statement.

The amounts recognized for cash and cash equivalents, receivables, payables, and short-term borrowings are a reasonable estimate of their fair value due to the short-term maturities of these instruments. These items fall under Level 1. As of December 31, 2025, the stock options issued to the EIB are measured at fair value. As of December 31, 2024, the Company did not hold any other assets or liabilities measured at fair value in the consolidated statement of financial position. amount.

EDAP TMS S.A. AND SUBSIDIARIES

As of December 31, 2025 and 2024, the fair value of long-term debt was not materially different from its carrying

27—CONCENTRATION OF CREDIT RISK

Financial instruments that may expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents, as well as accounts receivable and notes receivable from customers, located mainly in France, Japan, and the United States. The Group maintains cash deposits with major banks. Management periodically assesses the financial condition of these institutions and believes that credit risk is limited.

The Group has implemented procedures to monitor the creditworthiness of its customers. The Group obtains bank guarantees for new or occasional customers and, in certain cases, purchases insurance against the risk of customer default. The Group reviewed individual customer balances, taking into account current and historical loss rates and general economic conditions, to determine bad debt provisions of €434 thousand and €372 thousand, respectively, for the two fiscal years ended December 31, 2025, and 2024.

Actual losses may differ from current estimates, and any adjustments are recognized in earnings during the periods in which they become known.

In 2025 and 2024, the Group did not generate more than 10% of its revenue from any single customer.

28—FOREIGN EXCHANGE RISK

The Group generates a significant percentage of its revenue and operating expenses in currencies other than the euro. The Group’s operating profitability could be significantly affected by significant fluctuations in the exchange rate between the euro and these other currencies. The Company may engage in foreign exchange hedging activities when it deems necessary, but there is no guarantee that such hedging activities will offset the impact of exchange rate fluctuations on the Group’s operating results. As of December 31, 2025, no hedging instruments were outstanding.

29—INFORMATION BY BUSINESS SEGMENT

The Group is organized into three divisions: HIFU, ESWL (including lithotripsy activities), and Distribution, to better reflect how it structures its operations and measures its progress. Through these three divisions, the Group develops, manufactures, markets, and distributes minimally invasive medical devices, primarily for urological conditions. The HIFU division includes sales of Focal One and related consumables and services; the ESWL division includes revenue generated by the existing Sonolith line of lithotripters; and the Distribution division includes sales of complementary products such as lasers, micro-ultrasound systems, and other third-party products.

Organizing its operations into three divisions has helped clarify its vision and improve financial reporting for its three business segments: HIFU, ESWL, and Distribution. This new structure also allows for better measurement of the progress of its operations.

The Group’s business consists of developing, manufacturing, and distributing minimally invasive medical devices, primarily for the treatment of urological conditions. Virtually all revenue is derived from the sale of medical devices and from related license and royalty payments from third parties. The segments derive their revenue from this business.

The following tables present the key figures from the income statement, by segment, for fiscal years 2025 and 2024, and the key figures from the balance sheet, by segment, for fiscal years 2025 and 2024. Segment operating income and segment assets are determined in accordance with the same policies as those described in the summary of significant

EDAP TMS S.A. AND SUBSIDIARIES

accounting policies and are reviewed by the Company’s chief operating decision-maker, who is the CEO. Interest income and expense, as well as current and deferred income taxes, are not allocated to the various segments. The reconciliation between segment operating income and consolidated net loss is as follows:

	2025	2024
Segment operating income (loss)	(21,854)	(20,534)
Net financial income (expenses)	(2,753)	560
Foreign exchange gains (losses), net	(888)	1,246
Income tax - income (expense)	(388)	(289)
Consolidated net income (loss)	(25,883)	(19,018)

A summary of the Group’s activities by segment is presented below for the fiscal years 2025 and 2024:

	HIFU	ESWL	DISTRIB	Reconciliation	Total
As of 12/31/2025	Division	Division	Division	reconciliation	consolidate d
Sales of goods	21,998	1,515	19,760	—	43,273
Sales of RPP and leases	7,780	1,025	300	—	9,106
Sales of spare parts and services	3,277	4,065	2,695	—	10,037
Total revenue	33,056	6,605	22,756	—	62,416
Other operating income	—	—	—	—	—
Total revenue from ordinary activities	33,056	6,605	22,756	—	62,416
Total Cost of Sales	(17,145)	(3,555)	(15,165)	—	(35,865)
Gross margin	15,911	3,050	7,591	—	26,551
R&D expenses	(7,884)	(169)	(496)	—	(8,550)
Sales and marketing expenses	(17,836)	(573)	(5,765)	—	(24,174)
Administrative and general expenses	(8,491)	(451)	(2,045)	(4,695)	(15,682)
Total operating expenses	(34,211)	(1,192)	(8,307)	(4,695)	(48,406)
Operating income (loss)	(18,301)	1,857	(716)	(4,695)	(21,854)
Total Assets	31,412	7,605	19,321	8,897	67,235
Capital expenditures	4,570	78	409	—	5,058
Long-term assets	11,736	1,915	4,932	—	18,583
Goodwill	645	496	1,271	—	2,412

	HIFU	ESWL	DISTRIB	Reconciliation	Total
As of December 31, 2024	Division	Division	Division	reconciliation	consolidated
Sales of goods	14,825	3,481	25,731	—	44,037
Sales of RPP and leases	6,273	1,033	304	—	7,610
Sales of spare parts and services	2,741	4,468	5,258	—	12,468
Total revenue	23,839	8,982	31,293	—	64,114
Other operating income	—	—	—	—	—
Total revenue from ordinary activities	23,839	8,982	31,293	—	64,114
Total Cost of Sales	(11,567)	(5,496)	(20,495)	—	(37,558)
Gross margin	12,272	3,486	10,798	—	26,556
R&D expenses	(6,693)	(365)	(668)	—	(7,726)
Sales and marketing expenses	(15,546)	(1,305)	(8,429)	—	(25,281)
Administrative and general expenses	(7,492)	(606)	(2,271)	(3,714)	(14,083)
Total operating expenses	(29,731)	(2,276)	(11,368)	(3,714)	(47,090)
Operating income (loss)	(17,459)	1,210	(571)	(3,714)	(20,534)
Total Assets	29,954	11,623	32,770	11,716	86,063
Capital expenditures	3,096	306	718	—	4,120
Long-term assets	9,831	1,467	4,888	—	16,187
Goodwill	645	496	1,271	—	2,412

EDAP TMS S.A. AND SUBSIDIARIES

30—CHANGES IN PROVISIONS

	Write-down for	Write-down	Warranty
	doubtful accounts	inventory	provision
Balance as of January 1, 2024	224	1,263	172
Provisions / Expenses	146	809	52
Reversals	2	(18)	(98)
Balance as of December 31, 2024	372	2,054	126
Provisions / Expenses	181	207	161
Reversals	(119)	(998)	(119)
Balance as of December 31, 2025	434	1,263	169

31—ADDITIONAL INFORMATION ON CASH FLOWS

Interest and taxes paid are as follows:

	2025	2024
Income taxes paid (refunds received)	324	377
Interest paid	505	281
Interest received	221	796

Non-cash transactions:

	2025	2024
Lease obligations incurred	1,550	2,054

Cash paid related to lease obligations:

Operating cash flow from leases15

2025

Cash flows from financing activities related to leases1,285

32—TRANSACTIONS BETWEEN RELATED PARTIES

On August 19, 2019, EDAP Technomed Co. Ltd. (Japan) took out a loan in the amount of 80,000,000 JPY. In accordance with standard practice in Japan, this loan required a personal guarantee from the representative director, chairman, and CEO of the subsidiary, Mr. Jean-François Bachelard. EDAP TMS S.A., as the parent company, provided a counter-guarantee for this personal loan and agreed to indemnify Mr. Bachelard in an indemnity letter dated September 12, 2019, which expires on the loan’s maturity date, August 26, 2026.

The total compensation paid or payable by the Company and its subsidiaries (as a group) to executives and members of the Board of Directors for services rendered in 2025 was €2,227,000, including performance bonuses of €322,000 and benefits in kind of €49,000 (benefits in kind include car allowances for executives). No amounts were recognized for pensions, retirement benefits, or similar benefits for the 2024 fiscal year, other than the statutory retirement allowance for French executives.

33—EVENTS AFTER THE BALANCE SHEET DATE

See Note 15.3 regarding banks’ waivers of their right to early repayment of certain loans

EDAP TMS S.A. AND SUBSIDIARIES

34—AUDITORS’ FEES

The amounts of fees paid to the auditors KPMG for the years 2025 and 2024 are as follows:

	2025	2024
Type of fees	(in €)	(in €)
Audit fees	1,171,000	1,118,000
Services other than financial statement audit	20,000	—
Fees and taxes	—	—
Other services	—	—
Total	1,191,000	1,118,000

The amounts of fees paid to the auditors Agili(3F) for the years 2025 and 2024 are as follows:

	2025	2024
Type of fees	(in €)	(in €)
Audit fees	32,450	31,700
Services other than financial statement audit	—	—
Fees and taxes	—	—
Other services	—	—
Total	32,450	31,700

BNY: PO BOX 505006, Louisville, KY 40233-5006 EDAP TMS S.A. Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided For Shareholders of record as of April 29, 2026 Ordinary & Extraordinary General Meeting of Shareholders to be held Friday, June 26, 2026 3:00 PM, Local Time YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 12:00 pm, Eastern Time on June 23, 2026 EDAP TMS S.A. Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 12:00 pm, Eastern Time June 23, 2026) The undersigned registered holder of American Depositary Receipts hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the deposited EDAP TMS S.A. shares represented by such American Depositary Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 29, 2026 at the Ordinary and Extraordinary General Meeting of Shareholders of EDAP TMS S.A. to be held in France, on June 26, 2026 at 15:00 (French Time) in respect of the resolutions specified in the enclosed Notice of Meeting and proxy statement. NOTES: Instructions as to voting on the specified resolutions should be indicated by an “X” in the appropriate box. If no Voting Instruction Card is received by the Depositary from an Owner with respect to any of the shares represented by American Depositary Shares on or before the Receipt Date, or if the Voting Instruction Card is improperly completed or blank, or if the voting instructions included in the Voting Instruction Card are illegible or unclear, such Owner shall be deemed to have instructed the Depositary to vote such shares and the Depositary shall vote such shares in favor of any resolution proposed or approved by the Board of Directors of the Company and against any resolution not so proposed or approved. The Board Recommendations are in Favor for all resolutions EXCEPT Resolutions #14, #15 and #28. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Ordinary & Extraordinary General Meeting of Shareholders

EDAP TMS S.A. Ordinary & Extraordinary General Meeting of Shareholders Please make your marks like this: PROPOSAL YOUR VOTE Signature (and Title if applicable) Date Signature (if held jointly) Date AGENDA OF THE ORDINARY ANNUAL SHAREHOLDERS' MEETING FOR AGAINST ABSTAIN 1. Renewal of the term of office of Ryan Rhodes as Director; 2. Renewal of the term of office of Lance Willsey as Director; 3. Renewal of the term of office of Fran Schulz as Director; 4. Renew the term of office of Josh Levine as Director; 5. Ratification of the temporary appointment of David Horn as Director decided by the Board of Directors on February 11, 2026; 6. Renewal of the term of office of David Horn as Director; 7. Approval of the related-person agreements referred to in Article L. 225-38 of the French Commercial Code; 8. Approval of the statutory financial statements for the fiscal year ended December 31, 2025; 9. Approval of the consolidated financial statements (US GAAP and IFRS) for the fiscal year ended December 31, 2025; 10. Allocation of the results for the fiscal year ended December 31, 2025; 11. Renewal of the term of office of AGILI3F as statutory auditor; 12. Non-binding advisory vote to approve the compensation for named executive officers of the Company; 13. Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every year; 14. Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every two years; 15. Non-binding advisory vote to hold a non-binding advisory vote on the compensation for the named executive officers of the Company every three years; AGENDA OF THE EXTRAORDINARY SHAREHOLDERS' MEETING 16. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company's share capital, with preferential subscription rights for shareholders; Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

EDAP TMS S.A. Ordinary & Extraordinary General Meeting of Shareholders Please make your marks like this: PROPOSAL YOUR VOTE Signature (and Title if applicable) Date Signature (if held jointly) Date FOR AGAINST ABSTAIN 17. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company's share capital, with cancellation of shareholders' preferential subscription rights, by means of a public offering (excluding offerings referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code); 18. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company's share capital, with cancellation of shareholders' preferential subscription rights through an offer referred to in paragraph 1 of Article L. 411-2 of the French Monetary and Financial Code; 19. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company's share capital, with cancellation of shareholders' preferential subscription rights, in favor of a first category of persons who meet certain specified characteristics; 20. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company's share capital, with cancellation of shareholders' preferential subscription rights, in favor of a second category of persons who meet certain specified characteristics; 21. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company's share capital, with cancellation of shareholders' preferential subscription rights, in favor of a third category of persons who meet certain specified characteristics; 22. Delegation of authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase, with or without preferential subscription rights, decided pursuant to the above delegations; 23. Delegation of authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets; 24. Delegation of authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the proposed Twenty-third resolution; 25. Determination of the overall maximum amount applicable to the financial delegations pursuant to the above Sixteenth resolution through Twenty-fourth resolution, granted to the Board of Directors to increase the share capital; 26. Delegation of authority to the Board of Directors to increase the share capital, by issuance of shares or other securities giving access to the Company's share capital, with cancellation of shareholders' preferential subscription rights, in favor of the European Investment Bank (the "EIB") or any entity succeeding the EIB in connection with any financing contract; 27. Authorization to the Board of Directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code with automatic waiver of the shareholders' subscription rights for the new shares that can be issued; Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

EDAP TMS S.A. Ordinary & Extraordinary General Meeting of Shareholders Please make your marks like this: PROPOSAL YOUR VOTE Signature (and Title if applicable) Date Signature (if held jointly) Date FOR AGAINST ABSTAIN 28. Delegation of authority to the Board of Directors to increase the Company's share capital for the benefit of employees who are members of a company savings plan(s) (plan(s) d'épargne d'entreprise) implemented pursuant to Articles L. 3332-1 et seq. of the French Labor Code; 29. Approval of amendments to Articles 7 and 8 of the bylaws of the Company (articles related to share capital); 30. Approval of amendments to Article 14 of the bylaws of the Company (article related to the Board of Directors); 31. Approval of amendments to Article 22 of the bylaws of the Company (article related to the Shareholders' Meeting); and 32. Approval of nonmaterial amendments to the bylaws of the Company. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

le 20/06/2026 à 23h59 on 06/20/2026 at 11:59 PM Assemblée Générale Mixte convoquée le vendredi 26 juin 2026 à 15h00, 4 Rue du Dauphiné, 69120 Vaulx-en-Velin Combined General Meeting on Friday, June 26 2026 at 03:00 PM, 4 Rue du Dauphiné, 69120 Vaulx-en-Velin EDAP TMS Société Anonyme au capital de 4.907.928,26 € Siège Social : Parc d'activité La Poudrette Lamartine 4 rue du Dauphiné, 69120 Vaulx-en-Velin 316 488 204 R.C.S. LYON Date & Signature JE VOTE PAR CORRESPONDANCE / I VOTE BY POST Cf. au verso (2) - See reverse (2) Sur les projets de résolutions non agréés, je vote en noircissant la case correspondant à mon choix. On the draft resolutions not approved, I cast my vote by shading the box of my choice. Je vote OUI à tous les projets de résolutions présentés ou agréés par le Conseil d’Administration ou le Directoire ou la Gérance, à l’EXCEPTION de ceux que je signale en noircissant comme ceci l’une des cases “Non” ou “Abstention” / I vote YES all the draft resolutions approved by the Board of Directors, EXCEPT those indicated by a shaded box, like this , for which I vote « No » or « I 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Si des amendements ou des résolutions nouvelles étaient présentés en assemblée , je vote NON sauf si je signale un autre choix en noircissant la case correspondante : In case amendments or new resolutions are proposed during the meeting, I vote NO unless I indicate another choice by shading the corresponding box: - Je donne pouvoir au Président de l’assemblée Générale. / I appoint the Chairman of the general meeting.......................................................................... - Je m’abstiens. / I abstain from voting ..................................................................................................................................................................................... - Je donne procuration [cf. au verso renvoi (4)] à M. ou Mme, Raison Sociale pour voter en mon nom ................................................................................................ I appoint [see reverse (4)] Mr or Mrs, Corporate Name to vote on my behalf........................................................................................................................................ Important : Avant d’exercer votre choix, veuillez prendre connaissance des instructions situées au verso - Important : Before selecting please refer to instructions on reverse side Quelle que soit l’option choisie, noircir comme ceci la ou les cases correspondantes, dater et signer au bas du formulaire - Whichever option is used, shade box(es) like this , date and sign at the bottom of the form Pour être pris en considération, tout formulaire doit parvenir au plus tard : To be considered, this completed form must be returned no later than: sur1èreconvocation/on1stnotification sur 2ème convocation / on 2nd notification JE DÉSIRE ASSISTER À CETTE ASSEMBLÉE et demande une carte d’admission : dater et signer au bas du formulaire / I WISH TO ATTEND THE SHAREHOLDER’S MEETINGandrequestanadmissioncard:dateandsignatthebottomoftheform CADRE RÉSERVÉ À LA SOCIÉTÉ - FOR COMPANY’S USE ONLY Identifiant - Account Number of shares [ [ Nombre d’actions [ Nominatif Registered Vote double Double vote Porteur Bearer Nombre de voix - Number of voting rights JE DONNE POUVOIR AU PRÉSIDENT DE L’ASSEMBLÉE GÉNÉRALE Cf. au verso (3) I HEREBY GIVE PROXY TO THE CHAIRMAN OF THE GENERAL MEETING See reverse (3) JE DONNE POUVOIR À : Cf. au verso (4) pour me représenter à l’Assemblée I HEREBY APPOINT: See reverse (4) to represent me at the above mentioned Meeting M ou Mme, Raison Sociale / Mr or Mrs, Corporate Name Adresse / Address ATTENTION : Pour les titres au porteur, les présentes instructions doivent être transmises à votre banque. CAUTION: As for bearer shares, the present instructions must be valid only if they are directly returned to your bank. Nom, prénom, adresse de l’actionnaire (les modifications de ces informations doivent être adressées à l'établissement concerné et ne peuvent être effectuées à l'aide de ce formulaire). Cf au verso (1) Surname, first name, address of the shareholder (changes regarding this information have to be notified to relevant institution, no changes can be made using this proxy form). See reverse (1) Vote simple Single vote Non / No Abs. Non / No Abs. Non / No Abs. Non / No Abs. « Si le formulaire est renvoyé daté et signé mais qu’aucun choix n’est coché (carte d’admission / vote par correspondance / pouvoir au président / pouvoir à mandataire), cela vaut automatiquement pouvoir au Président de l’assemblée Générale » ‘If the form is returned dated and signed but no choice is checked (admission card / postal vote / power of attorney to the President / power of attorney to a representative), this automatically applies as a proxy to the Chairman of the General Meeting’ à/ to : UPTEVIA Service Assemblées 90-110 Esplanade du Général de Gaulle 92931 Paris La Défense Cedex abstain ».

CONDITIONS D'UTILISATION DU FORMULAIRE (1) GENERALITES : Il s’agit d’un formulaire unique prévu parl’article R. 225-76 du Code de Commerce. QUELLE QUE SOIT L’OPTION CHOISIE : Le signataireest prié d’inscriretrès exactement, dansla zoneréservéeà cet effet,sesnom(enmajuscules), prénomusuel et adresse (lesmodificationsdecesinformationsdoivent être adressées à l'établissement concerné et nepeuvent être effectuées à l'aidedece formulaire). Pour les personnesmorales, le signataire doitrenseigner sesnom, prénom et qualité. Si le signataire n'est pasl'actionnaire(exemple: Administrateurlégal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelleilsigne leformulairede vote. Le formulaire adressé pour une assemblée vaut pourles assembléessuccessives convoquées avec lemême ordre du jour(article R. 225-77 alinéa 3 du Code de Commerce). (3) POUVOIR AU PRÉSIDENT DE L’ASSEMBLÉE GÉNÉRALE Article L. 225-106 du Code de Commerce (extrait) : "Pour toute procuration d’un actionnaire sans indication de mandataire, le président de l’assemblée générale émet un vote favorable à l’adoption de projets de résolutions présentés ou agréés par le conseil d’administration ou le directoire,selon le cas, et un vote défavorableàl’adoption detousles autresprojets de résolution. Pour émettre tout autre vote, l’actionnaire doit faire choix d’un mandatairequi acceptedevoterdansle sensindiquéparlemandant". Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit : 1° Contrôle, au sensde l'article L. 233-3, la société dont l'assemblée est appeléeà se réunir; 2° Estmembre del'organe degestion, d'administration ou de surveillance de cette société ou d'une personnequi la contrôleau sens de l'article L.233-3 ; 3° Est employé par cette société ou par unepersonne qui la contrôle au sensde l'article L. 233-3 ; 4° Est contrôlé ou exerce l'une desfonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôlela société, au sensde l'article L.233-3. Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°. Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc. La caducité du mandat est notifiée sans délai par le mandataire à la société. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.” Article L. 22-10-41 du Code de commerce : “Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée au premier alinéa de l'article L. 22-10-39, rend publique sa politique de vote. Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.” Article L. 22-10-42 du Code de commerce : “Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 22-10-40 ou des dispositions de l'article L. 22-10-41. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 22-10-41.” (4) POUVOIR À UNE PERSONNE DÉNOMMÉE (PERSONNE PHYSIQUE OU MORALE) Article L. 225-106 du Code de Commerce (extrait) : “I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité. II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat. III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L. 225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article. Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L. 225-23 ou de l'article L. 225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modificati on des statuts en application de l'article L. 225-23 ou de l'article L. 225-71. Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites." Article L. 22-10-39 du Code de Commerce : "Outre les personnes mentionnées au I de l'article L. 225-106, un actionnaire peut se faire représenter par toute autre personne physique ou morale de son choix lorsque les actions de la société sont admises aux négociations sur un marché réglementé ou sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, à condition dans cette seconde hypothèse, que les statuts le prévoient. Les clauses contraires aux dispositions du précédent alinéa sont réputées non écrites." Article L. 22-10-40 du Code de Commerce : “Lorsque, dans les cas prévus au premier alinéa du I de l'article L. 22-10-39, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien. (2) VOTE PAR CORRESPONDANCE ArticleL.225-107 du Code de Commerce(extrait) : “Tout actionnaire peut voter par correspondance, au moyen d’un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Lesdispositions contraires desstatutssontréputéesnon écrites. Pour le calcul du quorum, il n’est tenu compte que desformulaires qui ont étéreçus par la société avant la réunion de l’assemblée, dansles conditionsde délaisfixées par décret en Conseil d'Etat. Lesformulaires ne donnant aucun sens de vote ou exprimant une abstention ne sont pas considérés comme des votesexprimés”. La majorité requise pour l’adoption des décisions est déterminée en fonction des voix exprimées par les actionnaires présents ou représentés. Les voix exprimées ne comprennent pas celles attachées aux actions pour lesquelles l’actionnaire n’a pas pris part au vote, s’est abstenu ou a voté blanc ou nul. (articles L. 225-96 et L. 225-98 du Code de Commerce et, s’agissant des sociétés ayant adopté le statut de la société européenne, et articles 57 et 58 du Règlement du Conseil (CE) N°2157/2001 relatif au statut de la société européenne).” Si vous votez par correspondance: vous devez obligatoirement noircirla case“Je vote par correspondance” au recto. 1 - il vous est demandé pour chaquerésolution en noircissantindividuellement les cases correspondantes: -soit de voter “Oui” (vote exprimé par défaut pourles projets derésolutions présentésou agréés, en l’absence d’un autre choix); -soit de voter “Non”; -soit de vous “Abstenir”. 2 - Pourlecasoù des amendements aux résolutions présentéesou desrésolutionsnouvellesseraient déposéeslors del’assemblée, il vous est demandé d'opter entre vote contre (vote exprimé par défaut en l’absence d’un autre choix), pouvoir au président de l'assemblée générale, abstention ou pouvoir à personne dénommée en noircissantla case correspondant à votrechoix. Les informations à caractère personnel recueillies dans le cadre du présent document sont nécessaires à l’exécution de vos in structions de vote. Vous disposez d’un certain nombre de droits concernant vos données (accès, rectification, etc.). Ces droits peuvent être exercés auprès de votre teneur de compte aux coordonnées indiquées par ce dernier. FORM TERMS AND CONDITIONS (1) GENERAL INFORMATION: This is the sole form pursuant to article R. 225-76 du Code de Commerce WHICHEVER OPTION IS USED: The signatory should write his/her exact name and address in capital letters in the space provided e.g. a legal guardian: (Change regarding this information have to be notified to relevant institution, no change can be made using this proxy form). If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity’s behalf. If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy. A guide relating to the general meetings processing, including an interpretation grid of this proxy form, is available on the AFTI website at: https://www.france-post-marche.fr/ The French version of this document governs; The English translation is for convenience only. (3) PROXY TO THE CHAIRMAN OF THE GENERAL MEETING Article L. 225-106 du Code de Commerce (extract): "In case of any power of representation given by a shareholder without naming a proxy, t he chairman of the general meeting shall issue a vote in favor of adopting a draft resolutions submitted or approved by theBoard of Directors orthe Management Board, asthe case may be, and a vote against adopting any other draft resolutions. Toissue anyother vote, the shareholder must appoint a proxy who agreesto votein the manner indicated by his principal.” This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts: 1° Controls, within the meaning of article L. 233-3, the company whose general meeting has to meet; 2° Is member of the management board, administration or supervisory board of the company or a person which controls it within the meaning of the article L. 233-3; 3° Is employed by the company or a person which controls it within the meaning of article L. 233-3; 4° Is controlled or carries out one of the functions mentioned with the 2° or the 3° in a person or an entity controlled by a person who controls the company, within the meaning of the article L. 233-3. This information is also delivered when a family tie exits between the proxy or, as the case may be, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4° above. When during the proxy, one of the events mentioned in the preceding subparagraphs occurs, the proxy informs without delay his constituent. Failing by the latter to confirm explicitly the proxy, this one is null and void. The termination of the proxy is notified without delay by the proxy to the company. The conditions of application of this article are determined by a Conseil d’Etat decree.” Article L. 22-10-41 du Code de commerce: “Any person who proceeds to an active reque st of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive proxy to represent them at the general meeting of a company mentioned in the first paragraph of the article L. 22-10-39, shall release its voting policy. It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions. The conditions of application of this article are determined by a Conseil d’Etat decree.” Article L. 22-10-42 du Code de commerce: “The commercial court of which the company’ s head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to any general meeting of the relevant company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of article L. 22-10-40 or with the provisions of article L. 22-10-41. The court can decide the publication of this decision at the expenses of the proxy. The court can impose the same sanctions towards the proxy on request of the company in the event of non-compliance of the provisions of the article L. 22-10-41.” (4) PROXY TO A MENTIONED PERSON (INDIVIDUAL OR LEGAL ENTITY) Article L. 225-106 du Code de Commerce (extract): "I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner who he or she has entered into a civil union with. II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph. III - Before every general meeting, the chairman of the board of directors or the management board, as the case may be, may organise a consultation with the shareholders mentioned in article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article. Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company’s shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to article L. 225-23 or article L. 225-71. Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent.” Article L. 22-10-39 du Code de commerce: “In addition to the persons mentioned in I of article L. 225-106, a shareholder may be represented by any other natural or legal person of his choice where the shares of the company are admitted to trading on a regulated market or on a multilateral trading facility subject to the provisions of Article L. 433-3 of the French Monetary and Financial Code under the conditions provided for in the General Regulations of the Autorité des marchés financiers, appearing on a list drawn up by the latter under conditions laid down in its General Regulations, pr ovided that in this second case, as provided for in the articles of association. Clauses contrary to the provisions of the preceding paragraph shall be deemed unwritten .“ Article L. 22-10-40 du Code de commerce: “When, in the events envisaged by the first paragraph of the article L. 22-10-39, the shareholder is represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers. (2) POSTAL VOTING FORM Article L. 225-107 du Code de Commerce (extract): “Any shareholder may vote by post, using a form the wording of which shall be fixed by a decree approved by the Conseil d'Etat. Any provisions to the contrary contained in the memorandum and articles of association shall be deemed non- existent. When calculating the quorum, only forms received by the company before the meeting shall be taken into acc ount, on conditions to be laid down by a decree approved by the Conseil d'Etat. The forms giving no voting direction or indicating abstention shall not be considered as votes cast .” The majority required for the adoption of the general meeting's decisions shall be determined on the basis of the votes cast by the shareholders present or represented. The votes cast shall not include votes attaching to shares in respect of which the shareholder has not taken part in the vote or has abstained or has returned a blank or spoilt ballot paper (articles L. 225-96 and L. 225-98 du Code de Commerce and, for the companies which have adopted the statute of European company, articles 57 and 58 of the Council Regulation (EC) n°2157/2001 on the statute for a European company). If you wish to use the postal voting form, you have to shade the box on the front of this form: “I vote by post”. 1 - In such event, please comply for each resolution the following instructions by shading boxes of your choice: - either vote "Yes" (in absence of choice, vote expressed by default for the approved draft resolutions), - or vote “No”, - or vote “Abstention”. . 2 - In case of amendments or new resolutions during the general meeting, you are requested to choose between vote “No” (vote expressed by default in absence of choice), proxy to the chairman of the general meeting, “Abstention” or proxy to a mentioned person individual or legal entity by shading the appropriate box. Personal data included in this form are necessary for the execution of your voting instructions. You have certain minimum rig hts regarding your data (access, correction…). These rights may be exercised using the contact details provided by your custodian. Les documents prévus à l’article R. 225-76 du Code de commerce sont annexés au formulaire sauf s’ils sont disponibles sur un site internet dont l’adresse est précisée au recto. Ne pas utiliser à la fois « Je vote par correspondance » et « Jedonne pouvoir » (articleR.225-81 alinéa 8 du CodedeCommerce). Un guide méthodologique de traitement des assemblées générales, incluant une grille de lecture de ce formulaire de vote par correspondance est disponible sur le site de l’AFTI : https://www.france-post-marche.fr/ La versionfrançaise de ce document fait foi. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (artIcle R. 225-77 alinéa 3 du Code de Commerce. The documents referred to in article R. 225-76 du Code de commerce are attached to this form unless if these documents are available on a website whose address is specified on the front of this form. Please do not use both "I vote by post" and "I hereby appoint" (article R. 225-81 alinéa 8 du Code de Commerce).